UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Assistant Vice President and Investment Counsel of

Pacific Life Insurance Company

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 Eye Street, N.W.

Washington, D.C. 20006-2401

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31, 2002

Date of reporting period: January 1, 2002–December 31, 2002

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.

Annual Report to Shareholders of the Pacific Select Fund for the fiscal year ended December 31, 2002.

December 31, 2002

Annual

Report

PACIFIC SELECT FUND

TABLE OF CONTENTS

PACIFIC SELECT FUND

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (the Fund) Annual Report dated December 31, 2002. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries.

Pacific Life, as adviser to the Fund (the Adviser), manages two of the portfolios of the Fund and has engaged other firms to serve as Portfolio Managers under Pacific Life’s supervision for thirty-one of the portfolios of the Fund. The Portfolio Managers as of December 31, 2002 are listed below:

Portfolio Manager	Portfolio

AIM Capital Management, Inc. (AIM)	Blue Chip Aggressive Growth

Alliance Capital Management L.P. (Alliance Capital)	Emerging Markets

Capital Guardian Trust Company (Capital Guardian)	Diversified Research Small-Cap Equity International Large-Cap

Goldman Sachs Asset Management (Goldman Sachs)	I-Net TollkeeperSM

INVESCO Funds Group, Inc. (INVESCO)	Financial Services Health Sciences Technology Telecommunications

J.P. Morgan Investment Management Inc. (J.P. Morgan)	Multi-Strategy Large-Cap Core (formerly called Equity Income)

Janus Capital Management LLC (Janus)	Strategic Value Growth LT Focused 30

Lazard Asset Management (Lazard)	Mid-Cap Value International Value

MFS Investment Management (MFS)	Capital Opportunities Mid-Cap Growth Global Growth

Mercury Advisors (Mercury)	Equity Index Small-Cap Index

Morgan Stanley Asset Management (Morgan Stanley)	Real Estate (formerly called REIT)

Pacific Investment Management Company LLC (PIMCO)	Inflation Managed Managed Bond

Pacific Life	Money Market High Yield Bond

Putnam Investment Management, LLC (Putnam)	Equity Income Research Equity Aggressive Equity

Salomon Brothers Asset Management Inc (Salomon)	Large-Cap Value

The Adviser, with input from each of these Portfolio Managers, has prepared the attached discussion of the results for each portfolio for the year ended December 31, 2002 and the anticipated outlook for 2003.

We look forward to growth in assets for 2003 and beyond.

Sincerely,

Thomas C. Sutton

Chairman of the Board

Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

Blue Chip Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 5.54%** for the Blue Chip Portfolio versus 8.43%* for its benchmark, the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index), the portfolio returned –25.94%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Although the U.S. financial markets recorded a third consecutive year of annual declines during 2002, the economy continued to show signs of strength as it made its way through a somewhat choppy recovery. The losses for the major indices this year were even greater than in 2001 with the Dow Jones Industrial Average (DJIA) posting its worst annual performance in 25 years.

The major negative influences on the markets during 2002 included investor concern over a possible war with Iraq, other heightened geopolitical issues, and repeated reports of scandalous activity in corporate America. The positive news during the year related mostly to the economy, with real gross domestic product (GDP) growth expected at a healthy 3% for all of 2002, productivity rates at levels not seen in 50 years, relatively nonexistent inflation, a low interest rate environment that fueled consumer spending, and a booming housing market.

All of the sectors within the S&P 500 Index posted large declines, with telecommunication services and information technology performing the worst. The consumer staples and materials sectors declined the least during the year. Growth stocks remained out of favor, as value stocks strongly outperformed them for the year. Small-capitalization growth stocks suffered the greatest losses, while mid-capitalization value-oriented stocks had the best performance. Since the market’s apparent low in October, telecommunication services and information technology have been the best performing sectors within the S&P 500 Index, and small-capitalization growth-oriented stocks have outperformed small-capitalization value stocks.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   The portfolio’s underperformance relative to its benchmark was largely due to a slight overweight position in the information technology sector, as market-leading companies remained under pressure. The semiconductor industry within this sector performed the worst during the year. Other detractors from performance included stock selection in the consumer discretionary, financial, and industrial sectors, and heavy exposure to large-capitalization stocks, which were out of favor in comparison to small- and mid-capitalization stocks during the first part of the year. However, strong stock selection and an underweight position relative to the benchmark in telecommunication services was the largest positive contributor to performance, followed by stock selection in the energy sector.

Q.  What is your outlook for 2003?

A.   Although economic growth has slowed recently, and concern over geopolitical risks and corporate governance issues may persist, the recovery in the economy and the financial markets is expected to continue into 2003. At its November 6, 2002 meeting, the Federal Reserve Board (Fed) cut the Federal Funds Target rate by 50 basis points to 1.25%, its lowest level in over 40 years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for GDP growth. Additionally, improvements in corporate profits are expected to promote increases in capital spending, which we at AIM believe should provide additional fuel for growth in the long run. We further believe that the fiscal stimulus package proposed by the Bush administration, if passed, should also contribute to the strength of the economy in the new year.

Aggressive Growth Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 4.75%** for the Aggressive Growth Portfolio versus 6.64%* for the Russell 2500 Index, and 8.28%* for the Russell 2500 Growth Index, the

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

portfolio returned –22.32%**, compared to a –17.80%* return for the Russell 2500 Index, and –29.09%* return for the Russell 2500 Growth Index for the year ended December 31, 2002. The portfolio’s benchmark was changed to the Russell 2500 Growth Index due to the portfolio’s growth style of investing.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   During 2002, in an uncertain geopolitical environment, the U.S. equity markets experienced the worst bear market in over 70 years, and the U.S. economy experienced a choppy recovery. GDP growth for the year is estimated at 3%. Employment growth was essentially nonexistent, and the unemployment rate increased to 6% by the end of the year. In addition, weak corporate expenditures kept economic growth at moderate levels. However, consumers, enticed by record low interest rates, fueled the economy as they purchased automobiles and homes in record numbers. Manufacturing indicators were mixed, but the widely recognized Institute for Supply Management Manufacturing Index showed signs of expansion by the end of the year. The Fed continued in an accommodative mode, lowering the Fed Funds rate in November to 1.25%, the lowest rate in 40 years.

Headlines from several fronts rattled investors. The markets went down in the first half of the year due to threats of terrorism, escalating violence in the Middle East, and a rash of corporate accounting scandals. By the second half of the year, war with Iraq appeared inevitable, spreading tensions to other areas of the globe. In addition, for the first time since Standard & Poor began tracking such data in 1981, all ten sectors of the S&P 500 Index were down for the year. Growth stocks remained out of favor, while value stocks strongly outperformed them for the year. Small-capitalization growth stocks suffered the greatest losses, while mid-capitalization value-oriented stocks had the best performance.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   The portfolio’s underperformance relative to the Russell 2500 Index was largely due to stock selection in the industrial and financial services sectors. Within the industrial sector, commercial services and supplies suffered the worst decline. In absolute terms, information technology had the largest negative impact for the year, but the portfolio had strong stock selection within this sector relative to the Russell 2500 Index. Stock selection in both the health care and consumer discretionary sectors was a positive contributor to the portfolio’s performance. The portfolio holdings were reduced during the year to focus more on core names to minimize risk and volatility rather than focusing on earnings momentum.

Q.  What is your outlook for 2003?

A.   Although volatility could linger in the equity markets for some time, the current outlook continues to be favorable as interest rates remain low, and the economy continues its recovery. Corporate profits have shown signs of improvement compared to last year and new tax reforms, if passed, including ending the double taxation of dividends, may provide much-needed economic stimulus. We at AIM expect U.S. GDP to expand in 2003 and the market to advance in anticipation of this improving environment.

Emerging Markets Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 8.62%** for the Emerging Markets Portfolio versus 10.04%* for its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, the portfolio returned –3.07%**, compared to a –6.00%* return for its benchmark, for the year ended December 31, 2002.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Latin America suffered significantly in 2002 although good news finally came through in the fourth quarter. Nevertheless, in dollar terms, the Latin markets were down significantly with Brazil down 30.7%, Argentina down 50.6%, Chile down 19.8% and Mexico down 13.3%. Altogether, Latin America was down 22.5%. Latin America stayed in crisis mode for most of the year; starting with the crisis in Argentina, next came the crisis in Brazil and the year ended with the crisis in Venezuela. Fortunately, Brazil seems to have moved beyond its crisis while Mexico and Chile have been able to avoid much of the same fall out.

It was a mildly disappointing year for Asia, with the MSCI EMF Asia Index down 4.8%. The disappointment centered on the technology and telecommunications sectors, which saw Taiwan and China, down 24.5% and 14.1%, respectively. On the other hand, Korea was an economic bright spot over the year with very strong domestic demand; the Korean market was up 8.6%. India, who also had strong performance driven mostly by bottom-up forces, was up 8.4%. Indonesia and Thailand were exceptional, up 42.8% and 27.6% respectively.

The Eastern Europe Middle East and Africa (EMEA) region had strong performance for the year from a dollar perspective, up 7.4%, although it was disappointing in a local context, down 8.8%. South Africa was the main culprit here as it was down 8.5% in local terms, but up 28.0% in dollar terms. The Czech Republic and Hungary had a very good year enjoying the positive powers of convergence, which saw strong performance in their local markets as well as their currencies. Russia benefited from a very strong oil sector and was up 15.7% in U.S. dollars. Struggling EMEA regions were Turkey, in dollar terms, down 35.7%, and Israel, down 31.2%.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   For the year, the portfolio outperformed its benchmark primarily due to stock selection in both EMEA and Latin America, while stock selection in Asia detracted from performance over the year as a whole.

Outperformance for the year in the EMEA region was driven by holdings among the Israeli generic pharmaceuticals, Central European and South African banks and Russian oil sectors. Restructuring South African steel company Iscor Ltd. (0.14% of the portfolio’s total market value as of 12/31/02) had a positive impact to portfolio performance. The portfolio also benefited from an underweight relative to the benchmark in Israel; however, holdings in the Israel software sector hindered the portfolio’s performance.

In Latin America the portfolio benefited from emphasis on Mexico, especially the banks and telecommunications sectors. In Brazil, the portfolio maintained a defensive posture, emphasizing the export oriented companies that we at Alliance thought would benefit from the weak currency, which helped portfolio performance overall.

Asia was a difficult region but the portfolio performed well given the poor performance of the growth index. The portfolio was underweight compared to the benchmark in Taiwan for the year, which helped, but holdings in the Taiwan technology sector had a negative impact to performance as this sector sharply underperformed. The portfolio was underweight in Thailand and Indonesia as we had trouble finding securities in those markets that met our criteria, which hurt the portfolio’s performance. Relative to the benchmark, Korea and India were overweight and holdings among the Korean consumer sector added to performance while positions in Samsung Electronics (the portfolio did not hold as of 12/31/02) was the single largest contributor across the regions. On the other hand, holdings among the Korean financial sector underperformed, while portfolio holdings in India had mixed results.

Q.  What is your outlook for 2003?

A.   Looking ahead, we at Alliance have warmed a bit towards the Latin markets in the last few weeks. We, along with the consensus of Brazilians, are more optimistic about Brazil, as the new president has, so far, behaved in a manner that has encouraged investors. Nevertheless, given the risks and volatility in Brazil, we remain cautious. Although Mexico has disappointed recently, it still appears to us as an attractive place to invest and valuations look very compelling at current levels. Chile is another bright spot in Latin America.

We also continue to be very comfortable in the EMEA region, although we are still cautious on the Middle East. We believe that Central Europe will continue to enjoy the positive forces of

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

convergence and we expect both currencies and markets to appreciate in that region. Russia and South Africa offer a ‘hedge’ against the current geopolitical uncertainties, while the South African banks still seem undervalued to us and we see plenty of scope for further rate cuts. Turkey is always a difficult market but we believe the new political framework should form a stable base for the necessary reform programs to unfold.

In our opinion Asia offers the most exciting growth prospects among the regions. The continuing high rates of growth in China have helped to stimulate strong growth in intra-regional trade and domestic demand continues to show strength in many countries. When the eventual pick-up in capital spending occurs in the U.S., which we expect by the second half of 2003, we believe Asia will benefit enormously. Taiwan is especially sensitive to capital spending trends. The recent correction in Korea has made it one of the cheapest markets in the region and we think that a war with North Korea is unlikely. India continues to offer some of the best bottom-up prospects anywhere, particularly among the software, pharmaceutical, banking and consumer sectors.

Diversified Research Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 11.91%** for the Diversified Research Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –24.19%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Stocks lost ground and then recovered in the first quarter, ending that period with returns that were slightly positive. Many companies were helped by news that confirmed a solid economic recovery was taking shape. The good news on the economy was reflected in the improved outlook reported by many cyclical companies. Consequently, cyclical stocks tended to provide the best returns, although solid gains were prevalent across a broad array of industries, and within the cyclical area, several industries had poor results. Stocks lost ground sharply in the second quarter as the U.S. became the worst performing equity market of the major global markets. Although first-quarter earnings releases were generally good, investors continued to worry that corporate governance and financial transparency were lacking after the fall of Enron Corp (Enron).

Following Enron’s collapse, many companies came under fire for accounting and reporting practices that appeared too complex, opaque, or aggressive. The period was also marked by high-profile bankruptcies. Many of these occurred in the telecommunications area, which highlighted the heavy debt burden of the sector’s largest companies. Guilt by association caused massive investor selling in the utilities and telecommunications sectors. At the same time, Wall Street’s credibility suffered with the New York State Attorney General’s investigation into conflicts of interest at several brokerage firms. The information technology sector which suffered from profit taking after a substantial run-up late in 2001, also declined.

Investor pessimism ran high at the beginning of October following one of the worst quarters on record, setting the stage for the fourth quarter’s rally. The upturn was triggered by better-than-expected results from many leading companies and supported by economic data that suggested the economy was on the mend. Consumer spending remained supportive through most of the quarter (although it was not as strong as expected in December), productivity soared, and third-quarter GDP growth was revised to an annualized rate of 4%, allaying fears of a double-dip recession. The Fed 50 basis point cut in interest rates in November also contributed to a better environment for equities.

In the fourth quarter, stocks tied to an economic recovery generally provided the best results. The strongest gains by far came from the technology and telecommunications sectors — the two sectors that lost the most value in the previous three quarters — followed by the materials sector. The wireless telecommunications area was especially strong, rebounding from very depressed levels. Diversified financial stocks also benefited from the improved economic outlook along with a settlement between investment banks and regulators to curb conflicts of interest. Coinciding with the resurgence in cyclical stocks, defensive areas such as consumer staples lagged.

Not all economically sensitive stocks had impressive results. December was unkind to many companies related to autos, media, retail, hotels, and restaurants as consumer strength waned late in the quarter, leading to meager quarterly returns for the consumer discretionary sector. The exception was Internet

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insura\nce charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

retail, which ended the period with outstanding results despite declining in December.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Portfolio performance in 2002 was helped by portfolio holdings in the financial sector, including Washington Mutual Inc. (2.58% of the portfolio’s total market value as of 12/31/02) and SLM Corp. (6.08%), the portfolio’s largest holding. J.P. Morgan Chase & Co. (1.92%) also helped portfolio returns, particularly during the fourth quarter. The stock rose as investors realized that concerns over issues of liquidity and dividend safety were overblown for this well capitalized company. We at Capital Guardian believe that, contrary to current market perception, earnings are poised for a strong rebound in 2003. As credit quality improves, earnings should benefit from lower loan loss provisions.

Technology stocks showed volatility throughout the year, plummeting in early October and then rocketing upward in November. Although it underperformed for the year, the portfolio’s position in Cisco Systems Inc. (Cisco) (0.93%) had a positive impact to performance during the fourth quarter. Cisco is the leading producer of routers and switches used to link networks and power the Internet.

Although some healthcare stocks negatively impacted performance, including Pfizer Inc. (5.47%) and AstraZeneca PLC ADR (2.19%), Forest Laboratories Inc. (4.69%) posted strong numbers for the year and helped performance. On the minus side, the portfolio overweighting and stock selection compared to the benchmark in consumer discretionary stocks hurt performance for the year, with media stocks such as Cablevision Systems Corp.'A' (1.97%), AOL Time Warner Inc. (1.12%) and Liberty Media Corp. ‘A’ (0.91%) all significantly underperforming the benchmark. Stock selection in industrials also hurt performance, with Tyco International Ltd. (0.66%), General Electric Co. (2.96%), Sabre Holdings Corp. (0.45%) and Concord EPS Inc. (0.43%) all posting disappointing returns.

Q.  What is your outlook for 2003?

A.   We at Capital Guardian believe that the coming year holds some challenges: profits have been slow to recover, and many companies face rising costs but have little pricing power; consumer spending may slow down before corporate spending picks up; oil prices are high; and today’s geopolitical tensions may be with us for some time. Despite these areas of concern, we think 2003 will be positive for equities, although results for companies and industries are likely to vary greatly, providing opportunities to add value to portfolio holdings through research and active stock selection.

The broadening of the bear market in 2002 has led to reasonable valuations across many industries. At the same time, the economy has been improving, fueled in part by tax cuts, low interest rates, and mortgage refinancing, and the recovery is broadening to include many economic sectors. Investors are likely to feel better about the economy in the second half of 2003, and markets should discount that in advance.

Small-Cap Equity Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 7.89%** for the Small-Cap Equity Portfolio versus 6.16%* for its benchmark, the Russell 2000 Index, the portfolio returned –23.58%**, compared to a –20.48%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   The major reason for the portfolio’s underperformance in 2002 was its bias toward beneficiaries of a recovery in the U.S. economy, which continued to languish and failed to recover as quickly as expected. The economy moved ahead, then retraced its steps, in fits and starts; this impacted a number of sectors, including semiconductor equipment stocks, which comprise an overweighting in the portfolio versus its benchmark. In the first quarter of the year, stocks lost ground and then recovered, ending that period with returns that were slightly positive. Many companies were helped by news that confirmed that a solid economic recovery was taking shape. Then, in the second quarter, stocks again lost ground as the U.S. became the worst performing equity market of the major global markets. Although first quarter earnings were generally good, investors continued to worry about corporate disclosure and integrity in the wake of the

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Enron Corp. collapse, and many companies came under fire for their accounting and reporting practices. The period was also marked by high-profile bankruptcies. Many of these occurred in the telecommunications area, which highlighted the heavy debt burden of the sector’s largest companies. Guilt by association caused massive investor selling in the utilities and telecommunications sectors. At the same time, Wall Street’s credibility suffered with the New York State Attorney General’s investigation into conflicts of interest at several brokerage firms. The information technology sector also declined, which suffered from profit taking after a substantial run-up late in 2001.

Investor pessimism ran high at the beginning of October following one of the worst quarters on record, setting the stage for the fourth quarter’s rally. The upturn was triggered by better-than-expected results from many leading companies and was supported by economic data that suggested the economy was on the mend. Consumer spending held steady through most of the quarter (although the holiday selling season was disappointing) and a stronger than expected third-quarter GDP relieved fears of a double-dip recession. The Fed 50 basis point cut in interest rates in November also contributed to a better environment for equities.

In the fourth quarter, stocks leveraged to an economic recovery generally provided the best results. The strongest gains by far came from the technology and telecommunications sectors — the two sectors that lost the most value in the previous three quarters — followed by the materials sector. The wireless telecommunications area was especially strong, rebounding from very depressed levels. Diversified financial stocks also benefited from the improved economic outlook along with a settlement between investment banks and regulators. Coinciding with the resurgence in cyclical stocks, defensive areas such as consumer staples lagged.

Not all economically sensitive stocks participated in the rally. December was unkind to many companies related to autos, media, retail, hotels, and restaurants as consumer strength waned late in the quarter, leading to meager quarterly returns for the consumer discretionary sector. The exception was Internet retail, which ended the period with outstanding results despite declining in December.

Overall, the Russell 2000 Value Index significantly outperformed the Russell 2000 Growth Index in 2002. This hurt the portfolio due to its slight growth bias, but could benefit the portfolio in 2003 as the economy improves.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   A strong positive contributor during the year came from our stock selection and overweighting in the consumer staples sector, with Dreyers Grand Ice Cream Inc. (Dreyers) (the portfolio did not hold as of 12/31/02) being the top-performing holding in the portfolio in 2002. The announcement that Dreyers would be acquired by Nestle, and the accompanying rise in its stock price, was a boon to the portfolio’s overall results (Dreyers was subsequently eliminated from the portfolio in September).

Relative to the benchmark, the portfolio’s overweighting in semiconductor equipment stocks was the biggest detractor to performance for the year, with holdings such as LTX Corp. (0.96% of the portfolio’s total market value as of 12/31/02), Credence Systems Corp. (0.96%) and Advanced Energy Industries Inc. (1.05%) disappointing. Almost three years into the technology market downturn, we believe the industry is poised for a recovery. Personal computers, cell phones and networking equipment have historically experienced three-year replacement cycles. We believe this may provide a cyclical upturn in late 2003 as obsolete systems are upgraded and replaced. Meanwhile, the Semiconductor Production Equipment (SPE) industry is experiencing a replacement cycle of its own as the semiconductor industry moves from 200 millimeter wafers to 300 millimeter, as it moves from aluminum to copper interconnects, and as line widths move from .25 micron to .18, .13, and .09 microns. Each of these transitions requires new production and testing equipment, since the SPE that created the semiconductors in the prior industry peak in 1999 cannot produce the chips that are required for systems sold in 2003. It is a combination of the expected technology industry recovery, a replacement cycle for the SPE industry, and individual stock selection that underlies the portfolio’s overweighting relative to its benchmark in this sector.

The portfolio also benefited from strong stock selection and an underweighting in technology (excluding semiconductor equipment) and health care. The list of top 10 contributors was well diversified across numerous industries — including the consumer staples, technology, financials and consumer discretionary sectors.

Biotechnology (biotech) stocks also hurt the portfolio’s returns in 2002, as many of these holdings were down significantly for the year. With lower interest rates, it seemed that many biotech companies were attractively valued on a discounted-cash-flow basis. In the current environment, however, investors have been extremely averse to companies with no current earnings, as is the case with many biotech companies. We believe any improvement in market psychology along with the recent appointment of a new head of the Federal Drug Administration (giving hope for a faster drug approval process) will help many of the biotech stocks in the portfolio. We believe biotech has a very bright future in the decade ahead, and that biotech drug discoveries will supplement those of the large established pharmaceutical companies.

Another detractor to performance was the portfolio’s overweight position versus the benchmark in consumer

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

discretionary stocks, another underperforming sector in 2002. Despite this underperformance, strong stock selection within the sector had a positive impact on portfolio performance. Radio One Inc. (1.59%) was hit hard in the first half of 2002, and we added significantly to the holding at that time. When the stock rebounded in the third quarter, it was a strong positive contributor to performance.

Financial stocks make up almost 23% of the Russell 2000 Index, with many of these stocks representing smaller banks and thrifts. Smaller banks and diversified financial companies benefited from the booming housing market and related mortgage refinancing, as well as their relative earnings stability. We believe that the current falling-interest-rate cycle is bottoming and that the valuations of the smaller banks and thrifts have become extended. Low and falling rates benefited banks and thrifts in the past 18 months, but we believe it will hurt them in the next one or two years. Additionally, over the long term, we do not expect most of the smaller banks to have the economies of scale that the larger banks enjoy, which could hurt the smaller banks more in this environment. As a result, the portfolio is underweighted in banks relative to the benchmark; the small banks and thrifts that the portfolio does hold emphasize quality and revenue growth. The portfolio has benefited from an overweighting in insurance, specifically property and casualty insurance holdings, as we see the industry experiencing positive fundamentals in pricing and a turn in the cycle.

Q.  What is your outlook for 2003?

A.   War in Iraq and other geopolitical concerns could hold back equity markets in the near term. Nevertheless, because small-capitalization stocks are extremely cyclical, they should benefit as the U.S. economy recovers. We are overweight in the consumer discretionary sector, including hotels, restaurants & leisure, media and specialty retail. We are also overweight semiconductor and semiconductor equipment companies that should benefit from a stronger economy. We are underweight small-capitalization health care services and banks. Overall, we believe that the portfolio is well positioned to benefit from a gradually improving U.S. economy.

International Large-Cap Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 8.90%** for the International Large-Cap Portfolio versus 6.45%* for its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, the portfolio returned –17.63%**, compared to a –15.94%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   After a difficult period earlier in the year, the portfolio’s insurance and reinsurance holdings recovered from their lows, which had a positive impact to portfolio performance. A variety of Japanese holdings were trimmed in areas such as technology, consumer finance, real estate, and autos, and at the end of the period the portfolio was underweight in Japan compared to the benchmark. The portfolio’s overweighting and stock selection in the consumer discretionary and telelcommunications sectors helped the returns in 2002. In addition, stock selection in the consumer staples sector also had a positive impact to performance. Additionally, portfolio positions were increased in certain existing industrial company holdings where we at Capital Guardian saw value in their underlying businesses. We also took profits and sold portfolio positions in several basic-industry companies.

South Korea emerged as the top country contributor for the year, primarily due to stock selection, most notably investment in Samsung Electronics Co. GDR (Samsung) (2.04% of the portfolio’s total market value as of 12/31/02). However, exposure to the United Kingdom, Japan and Finland (represented by Nokia OYJ (Nokia), 1.48%) hurt performance for the year. We have been reducing portfolio exposure to Japan, trimming stocks that we believe have done well.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   For the year ending 12/31/02, the portfolio benefited from an overweighting compared to the benchmark and stock selection in telecommunications stocks such as Royal KPN NV (0.93%) and

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

TELUS Corp. (0.30%). However, communications equipment maker Nokia, one of the portfolio’s largest holdings during the year, detracted from performance. We have been trimming Nokia holdings and re-evaluating our approach to telecommunications equipment and service providers as a whole. The portfolio’s overweight positions compared to the benchmark in technology stocks (particularly semiconductor production equipment companies) helped returns, with significant holdings such as Samsung contributing positively to performance. A number of consumer discretionary holdings, including Nissan Motor Co. Ltd. (1.05%) and Compagnie Financiere Richemont AG ‘A’ (1.08%) also contributed to returns.

On the other hand, the portfolio’s two largest holdings, Vodafone Group PLC (4.27%), and AstraZeneca PLC (3.22%), both United Kingdom stocks, negatively impacted performance for the year.

Q.  What is your outlook for 2003?

A.   We at Capital Guardian believe that the possibility of war in Iraq is having a negative impact on equities and oil prices. Markets loathe uncertainty, and geopolitical concerns will likely put a damper on stock prices for the time being. Still, we continue to believe the world economy is recovering, albeit weakly. The market rebound through November showed that investors are ready to discount any improvement in the economy and corporate earnings, although December’s slump indicated stocks may have temporarily gotten ahead of themselves.

We continue to look for attractively valued companies for the portfolio with good or improving financials that we believe are able to generate strong free cash flow. Currently, many of these companies are in Europe. However, we also feel strongly about a variety of companies in Japan and elsewhere in Asia.

I-Net TollkeeperSM Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 18.45%** for the I-Net Tollkeeper Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –38.62%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   The U.S. equity markets fell for the third consecutive year in 2002, a streak that last occurred in the 1939-1941 period. The Internet industry was not immune to experiencing these declines, as evidenced by the Dow Jones Internet Index decline over 38% for the year ended December 31, 2002. The weakness, which prevailed across every major market sector, was first driven by the corporate accounting scandals and the resulting distrust of business leaders. The downturn was exacerbated by the sluggish economic recovery, despite consensus GDP growth of 2.4% for 2002. Investors initially anticipated that the historically low interest rate environment would spur corporate investment, thus stimulating overall growth. Unfortunately, many companies simply did not need to make additional purchases, as global demand did not warrant ramping up production or hiring additional workers. As a result, the rebound has been gradual, and has not been without some disappointments, including the threat of deflation and rising unemployment. The tensions in several regions in the world also contributed to the weak environment this year.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Persistent lack of demand and capital spending due to the weakened economy has characterized the technology sector and negatively affected company earnings and stock price performance. While certain portfolio holdings, such as QUALCOMM Inc. (6.05% of the portfolio’s total market value as of 12/31/02) and Intuit Inc. (3.51%) held up well in this difficult environment, the vast majority of those held in the portfolio declined in value over the year. A weak economic/advertising

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

environment and a lack of investor confidence due to several accounting scandals plagued the media & communications sector throughout the year. Although the portfolio was not immune to the adversity that has plagued the entire sector, we continue to seek high quality businesses that are well positioned to benefit from an economic recovery. Some examples of such companies include Clear Channel Communications Inc. (4.16%), Viacom Inc. 'B' (6.32%) and Univision Communications Inc. 'A' (3.84%). We continued to limit the portfolio’s telecommunications exposure due to a weak capital spending environment and weak end-market demand. Additionally, many companies within this sector do not meet the Goldman Sachs Growth Team’s rigid investment criteria. Crown Castle International Corp. (Crown Castle) (3.03%), the world’s largest independent telecommunications tower consolidator, has also felt the effect of the wireless slowdown. However, we believe that the firm remains well-positioned to benefit from the growth of wireless networks. Crown Castle enjoys the lowest leverage levels in the industry and maintains a healthy cash position. The firm’s financial flexibility should help it to prosper when wireless carriers regain their footing.

Q.  What is your outlook for 2003?

A.   We at Goldman Sachs believe that the best way to capitalize on the growth of the Internet is for the portfolio to own established, high-quality businesses that we believe are the dominant players in their market and hold them for the long-term. We believe that the companies in the portfolio are fundamentally strong, have robust balance sheets and are the leaders in their industries. We are optimistic that the companies held in the portfolio will continue to gain market share from weaker competitors, and thereby improve their competitive positions through the downturn so that they will be well positioned when a recovery occurs.

Financial Services Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 5.15%** for the Financial Services Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –14.59%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Although financial services stocks lost ground along with the rest of the market, their losses were, in many cases, less severe than those in areas such as technology and telecommunications. This was the result of solid returns from a number of more defensive financial stocks, which were generally rewarded for their relatively predictable businesses. Select regional banks, thrifts, and insurance brokers, for example, outpaced the broad market. On the other hand, many financial companies with strong ties to the capital markets, such as brokerage houses and investment banks, declined.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Bank of America Corp. (5.10% of the portfolio’s total market value as of 12/31/02) and Wells Fargo & Co. (5.10%), two of the portfolio’s largest holdings during the year, benefited from strength in consumer banking. Both companies were able to capitalize on falling interest rates — which, in turn, raised profits from home lending. Another bright spot for the portfolio was financial guarantee insurer AMBAC Financial Group Inc. (2.76%), which benefited from low interest rates, high debt issuance, and strong demand fueled by credit concerns. Meanwhile, the portfolio’s positions in the reinsurance and property/casualty insurance industries aided performance, as these areas were boosted by a favorable pricing trend for insurers.

Detractors from portfolio performance included Citigroup Inc. (4.83%) — which has investment banking exposure through its Salomon Smith Barney subsidiary — whose stock struggled as its connection to Enron Corp. and its research practices came under scrutiny.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Similarly, the New York State Attorney General’s lawsuit against Merrill Lynch & Co. Inc. (4.75%) held the company back for the majority of the year, although a settlement was eventually reached. Also, American International Group Inc. (4.88%) was punished by investors for its complex businesses and accounting — even though no wrongdoing was uncovered. On a positive note, these stocks did rebound during the fourth quarter, when investors chose to rotate back into some areas that had been beaten down earlier.

Q.  What is your outlook for 2003?

A.   As always, we at INVESCO aim to keep the portfolio diversified across the sector going forward. Once signs of a sustained recovery emerge — such as a healthy increase in initial public offerings or a significant upswing in mergers and acquisitions activity — we may opt to position the portfolio more aggressively. Until then, we are exercising caution in this volatile environment.

Health Sciences Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   For the year ended December 31, 2002, the Health Sciences Portfolio returned –23.30% **, compared to a –22.09%* return for its benchmark, the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Like most sectors of the economy, health care retreated in 2002. Product setbacks and earnings misses plagued biotech companies — which were also punished for their more aggressive reputation in such a defensive year — while patent expirations and unfavorable Food and Drug Administration (FDA) findings weighed on a number of pharmaceutical stocks for the majority of the period. Although underweight in the biotech sub-sector during the year, the portfolio had exposure to several pharmaceutical stocks that lost ground. Meanwhile, the portfolio saw mixed results from its health services holdings, which outperformed the benchmark for the first three quarters of 2002 and then fell sharply in the final months of the year. On the positive side, medical technology and specialty pharmaceuticals holdings performed quite well, bolstered by relatively strong earnings and the introduction of successful new products to the market. (Specialty pharmaceuticals are a category of smaller drug firms that either create and market a tighter range of targeted drugs or specialize in producing generic versions of popular medications.)

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   In keeping with the sector’s trends, biotech and large-capitalization pharmaceutical weightings held the portfolio back. Specific detractors included biotech leader Amgen Inc. (3.98% of the portfolio’s total market value as of 12/31/02), which lost ground despite a fourth-quarter rebound fueled by strong earnings, and pharmaceutical company Abbott Laboratories (3.46%), whose manufacturing facilities fell under scrutiny by the FDA during the period.

Meanwhile, the portfolio’s health services holdings generally benefited performance until the fourth quarter, when many names representing this area suddenly fell back. Most notably, favorable admissions and pricing trends bolstered hospital chain Tenet Healthcare Corp. (the portfolio did not hold as of 12/31/02) for much of the year, but the company’s stock began to drop dramatically at the end of October when its Medicare pricing policies were questioned. (We subsequently sold the stock from the portfolio.) On the other hand, health insurer UnitedHealth Group Inc. (0.90%) maintained strong performance throughout the year, benefiting from increases in premiums.

The portfolio’s best performers came from the medical technology and specialty pharmaceuticals sub-sectors. For example, medical device company Boston Scientific Corp. (Boston Scientific) (3.98%) posted an impressive gain despite the difficult market conditions. Its success can be attributed to popular new products, including coronary stent systems, which hold open clogged coronary arteries. And, by winning an appeals ruling disallowing a competitor’s entry to the drug-coated stent market, Boston Scientific’s prospects have grown even brighter. Indeed, the company is now poised to dominate this promising new market segment — along with Johnson & Johnson (4.70%), another holding that performed relatively well in 2002. Also, longtime specialty pharmaceutical holding Forest Laboratories Inc. (5.07%) continued to excel. Forest Laboratories advanced on healthy earnings and favorable results from Memantine, the company’s phase-three Alzheimer’s drug.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  What is your outlook for 2003?

A.   The portfolio’s exposure to health care services companies was recently reduced, a move that we at INVESCO believe will help minimize any additional fallout in the services sub-sector that may lie ahead. Meanwhile, we have been increasing the portfolio’s weighting in large-capitalization pharmaceutical stocks, emphasizing those companies possessing what we believe are the most compelling growth prospects. Specialty pharmaceuticals and medical technology firms also continue to appeal to us, as many have potential new products in the pipeline and fundamentals it takes to succeed in today’s demanding environment.

Technology Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 15.11%** for the Technology Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –46.34%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Technology stocks logged another disappointing year of performance. Investors’ appetite for risk remained nearly non-existent, as a number of unnerving developments — from persistent economic weakness and terrorist threats to rising tensions between the U.S. and Iraq and concerns about corporate credibility — chipped away at confidence throughout the period.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Given the market’s risk aversion, the technology sector offered few places to hide. Consequently, portfolio performance was hampered by its storage, hardware and communications equipment holdings. The decision to overweight the portfolio versus its benchmark in the semiconductor and software industries — two areas that we at INVESCO believed were well-positioned to capitalize on the economic recovery, but declined sharply as business remained stagnant — hurt performance acutely.

Indeed, most technology subsectors underperformed the broader market. True, individual standouts could be found, including security software company Symantec Corp. (3.27% of the portfolio’s total market value as of 12/31/02), wireless telecommunications service provider Nextel Communications Inc. ‘A’ (0.34%) and software designer Intuit Inc (1.84%), but these bright spots were few and far between. While the sector performed better during the fourth quarter, particularly several technology blue chip companies, these late gains could not offset the earlier weakness.

Q.  What is your outlook for 2003?

A.   Going forward, we at INVESCO believe the economic recovery has been constrained by rising geopolitical tensions. In our opinion, the fundamental groundwork has been laid for a moderate recovery during 2003, but until the market’s anxieties relating to Iraq and North Korea are alleviated, the going will stay choppy.

Clearly, sustained economic improvement would benefit the technology sector, as consumer spending would likely improve and corporations would begin to spend more. Currently, corporate information technology budgets for the coming year appear flat, but that would almost certainly change with an improved business climate. We are also encouraged by the sector’s stock valuations. In our view, most of the valuation excesses created during the 2000 technology bubble have been squeezed out, and many companies are trading at prices that we deem reasonable given the current economic environment and their long-term growth potential.

Telecommunications Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 9.00%** for the Telecommunications Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –47.06%**, compared to –22.09%* return for its benchmark, for the year ended December 31, 2002.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   During 2002, investors were fed a steady diet of unnerving developments, from persistent economic weakness and terrorist threats to rising tensions between the U.S. and Iraq and concerns about corporate credibility. As a result, investors remained risk averse, favoring defensive investments instead of more aggressive opportunities. Telecommunications stocks were hurt severely by this trend, and, as such, the portfolio suffered through another disappointing year.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   One of the biggest detractors from the portfolio’s performance was its exposure to competitive local exchange carriers (CLECs), which compete with the regional Bell operating companies (RBOCs) to provide telecommunication services. The CLECs stocks declined sharply as the soft economy and illiquid capital markets hurt the group. Indeed, many companies in the group filed for bankruptcy protection. The RBOCs, such as BellSouth Corp. (2.12% of the portfolio’s total market value as of 12/31/02) and SBC Communications Inc. (2.28%), did not perform much better. For most of 2002, investors sold RBOC shares, as the group’s fundamental prospects continued to deteriorate in response to the soft economy and an intensifying competitive landscape. With the RBOCs struggling financially, they continued to scale back their capital expenditures, which negatively affected the equipment companies that count them as their primary customers.

Although the portfolio saw poor performance, the period was not without bright spots. For example, several foreign telecommunications service providers, including SK Telecom Co Ltd. ADR (2.15%) and KT Corp. ADR (1.88%), made positive contributions to performance. Additionally, the portfolio’s performance was supported by strong showings from a few security software providers, notably Symmantec Corp. (2.58%), and a handful of media, wireless communications and aerospace and defense stocks. However, these few areas of strength could not offset the broad weakness across the rest of the portfolio.

Q.  What is your outlook for 2003?

A.   Looking ahead, most people are not expecting much from the sector in the near future, so earnings estimates are quite reasonable and appear to have discounted persistent economic malaise. Indeed, there is substantial room for earnings estimates to be raised, particularly if the economic recovery gains momentum. We at INVESCO will continue to pick our favorites, and will explore opportunities to capitalize on volatility. Overall, however, we are generally pleased with the long-term prospects possessed by the portfolio’s holdings, and we do not expect to make any significant changes to its sub-sector allocations.

Multi-Strategy Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 5.22%** for the Multi-Strategy Portfolio versus the returns for those of its benchmark indices, 8.43%* for the S&P 500 Index and 1.57%* for the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index), the Multi-Strategy Portfolio returned –13.06%**, compared to a –22.09%* return for the S&P 500 Index and a 10.25%* return for the Lehman Aggregate Index, for the year ended December 31, 2002.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   In 2002, we witnessed a continuation of the stock market correction that began in March 2000, with the ending of the late 1990’s stock market bubble. As such, we re-examined the earnings forecasts of each of the companies within the portfolio’s research universe to ensure realistic expectations of future growth. In addition, a subdued economic recovery, geopolitical risks, fears of terrorism and corporate malfeasance events gave rise to an extremely risk-averse environment. As a result, in managing the portfolio, we at J.P. Morgan sharpened our focus on identifying and quantifying the risks surrounding individual companies so as to avoid downward spiraling stocks.

For most of the year, the portfolio held a long duration position in its fixed-income segment, primarily as insurance against an unexpected shock such as a terrorist attack. At year-end, that position had moved to neutral. To moderate exposure to company-specific risk, the portfolio’s holdings were diversified in investment-grade corporate and high-yield bonds. The portfolio’s allocation to high yield bonds was also reduced and selective investments were made in emerging markets debt.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Performance for the equity portion of the portfolio was enhanced by effective stock selection within the semiconductor, network technology and utilities sectors. This positive performance, however, was outweighed by difficulties in the industrial cyclical, telecommunications and media sectors. Within the fixed income portion of the portfolio, a diversified portfolio of investment-grade bonds and a modest exposure to high yield and emerging market debt added value because of the strong fourth-quarter bond market rally. The portfolio’s underweight relative to the benchmark in Treasuries and agencies was also a positive as these markets sold off. However, the portfolio’s positions in asset-backed and commercial mortgage-backed securities detracted slightly from performance as sector weakness persisted and the credit sectors outperformed.

Q.  What is your outlook for 2003?

A.   Stock prices, although hardly cheap on a valuation basis, are considerably less expensive than they were a few years ago. While geopolitical risks are a wild card, and are likely to keep investors cautious in the near term, a resolution of current problems would likely turn 2003 into the first positive year in four years for U.S. equity investors. We at J.P. Morgan expect the economy to grow at about 3% in 2003, notwithstanding the geopolitical risks. In the first half of the year, we believe that interest rates should remain low, but they could edge higher in the second half.

Large-Cap Core Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 7.67%** for the Large-Cap Core Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –28.40%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Over the past year, we witnessed a continuation of the stock market correction that began in March 2000. As such, we examined the earnings forecasts of each of the companies within the portfolio’s research universe to ensure realistic expectations of future growth. Additionally, a subdued economic recovery, geopolitical risks, fears of terrorism and corporate malfeasance events gave rise to an extremely risk-averse environment. As a result, in managing the portfolio, we sharpened our focus on identifying and quantifying the risks surrounding individual companies so as to avoid downward spiraling stocks.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   For the year, performance was enhanced by effective stock selection within the semiconductor, network technology and utilities sectors. This positive performance, however, was outweighed by difficulties in the industrial cyclical, telecommunications and media sectors. At the stock-specific level, overweight positions relative to the benchmark in AMBAC Financial Group Inc. (0.22% of the portfolio’s total market value

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

as of 12/31/02) and DTE Energy Co. (0.16%), along with avoiding WorldCom Inc., were the positions that most positively contributed to performance. However, overweight positions in Tyco International Ltd. (the portfolio did not hold as of 12/31/02), Sprint Corp-PCS Group (0.06%), and CIGNA Corp. (0.25%), detracted from portfolio results.

Q.  What is your outlook for 2003?

A.   Stock prices, although hardly cheap on a valuation basis, are considerably less expensive than they were a few years ago. While geopolitical risks are a wild card, and are likely to keep investors cautious in the near term, we at J.P. Morgan believe a resolution of current problems would likely turn 2003 into the first positive year in four years for U.S. equity investors.

Strategic Value Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 2.20%** for the Strategic Value Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –22.15%**, compared to –22.09%* for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   There were very few positive factors over the past year as stocks tumbled in the second and third quarters amid concerns of war, profit warnings, credit downgrades, and soft economic data. While better-than-expected earnings and improved economic news fueled a market advance in October and November, geopolitical tensions, job concerns, and retail pressures lowered near-term expectations. Meanwhile, excess capacity continued to haunt the business environment, especially in light of declining industrial production and manufacturing activity.

Although the portfolio lost ground during the year, it is still focused on companies capable of generating substantial cash flow, which should continue to help the portfolio weather the current investment climate.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   In this volatile environment, few sectors performed well. Instead, individual companies were able to outperform based on their specific fundamentals. That being the case, the portfolio’s investment strategy centered on a company’s intrinsic value, which we at Janus define as the value of a company based on its future discounted cash flows, versus its market value. When the actual value is less than the current market value, we look to buy the stock, and when it is above, we look to sell it.

Working against us was the portfolio’s stock selection in consumer staples, in which it was significantly underweighted compared to the benchmark. Additionally, the portfolio’s large overweighting in select holdings within the utilities and industrials sectors also detracted from performance during the period. On the other hand, we buffered the portfolio’s losses with good stock selection within the consumer discretionary and financial areas, which were overweighted and underweighted, respectively, compared to the index.

With respect to individual holdings, Station Casinos Inc. (1.98% of the portfolio’s total market value as of 12/31/02) has been a long-term holding of the portfolio due to what we believe is a superior collection of assets that dominates the local market in Las Vegas. The stock had appreciated 70% in the first half of the year before collapsing and losing almost the entire amount of the gain in a period of a couple of weeks. However, by year end, the stock fully rebounded from its near-term setback and was a positive contributor to the portfolio’s performance.

Other top contributors for the year, in order of positive return, were Blockbuster Inc. ‘A’ (0.73%), Nissan Motor Co. Ltd. (1.47%), Teekay Shipping Corp. (the portfolio did not hold as of 12/31/02), and Capital One Financial Corp. (the portfolio did not hold as of 12/31/02).

The portfolio lost ground in El Paso Corp. (the portfolio did not hold as of 12/31/02) during the period as two events occurred which pressured the stock. The company dramatically scaled back from the merchant energy business, which proved to be more costly than we had anticipated, and the company was hit by a legal reversal by the Federal Energy Regulatory Commission’s Administrative Law Judge, which potentially exposes the company to substantial legal liability. As a result, the

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

stock caused severe damage to the portfolio’s performance before the position was liquidated.

Also among the portfolio’s largest detractors, in order of negative return, were Cadence Design Systems Inc. (3.36%), Tyco International Ltd. (3.50%), Liberty Media Corp. 'A' (6.88%), Toys R Us Inc. (1.73%), and The Interpublic Group of Cos. Inc. (the portfolio did not hold as of 12/31/02).

Q.  What is your outlook for 2003?

A.   Despite a third consecutive year of market losses, investors hope that new fiscal stimuli and swift resolution in Iraq will give a boost to the 2003 business environment. Looking ahead, we at Janus plan to capitalize on the current favorable valuations and maintain a long-term view. In conclusion, we believe that we have built a portfolio of excellent companies that will grow over time. As we visit and speak with company leaders and employees, we get the sense that while the economy is not accelerating rapidly, it is recovering.

Growth LT Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 5.01%** for the Growth LT Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –28.97%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Without question, it was a difficult environment for stocks as economic weakness, geopolitical strife, and an unprecedented crisis in consumer confidence sent equity markets lower for the third year in a row. The response to this difficult environment was a broadening of the portfolio’s holdings to reduce its overall exposure to sectors most at risk from continued economic weakness. In particular, the portfolio’s technology exposure was steadily reduced over the last two years. While that decision has undoubtedly saved it from even sharper losses than reported above, we at Janus were admittedly slow to recognize the severity of this decline in technology end-market demand. Furthermore, investors’ lack of confidence in a single company proved able to bring down whole industries.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Significantly working against us relative to the benchmark was our stock selection within the consumer discretionary and information technology sectors, as well as our underweighting in consumer staples.

However, the healthcare industry remained resilient for most of the year despite the slowing economy. Forest Laboratories Inc. (3.10% of the portfolio’s total market value as of 12/31/02), for example, benefited from strong sales of its anti-depressant drug Celexa and an extremely positive reception for its successor drug, Lexapro. As we saw a favorable union of positive pricing trends, reasonable valuations, and sustainable unit growth, we also initiated new positions in leading medical device maker Medtronic Inc. (2.04%) and drug distributor AmerisourceBergen Corp. (2.07%).

Among the portfolio’s other top performers for the year, in order of positive contribution, were Amazon.com Inc. (1.27%), AFLAC Inc. (2.22%), Raytheon Co. (1.17%), Yahoo! Inc. (1.59%), Genzyme Corp.–General Division (0.54%).

Meanwhile, the cable industry was impacted both by the broad meltdown in the telecommunications service sector and the exposure of serious fraud and self-dealing by management at failed operator Adelphia Communications — a stock we did not own. As a result, however, the portfolio’s investment in Cablevision Systems Corp. (2.74%) suffered. Liberty Media Corp. (6.59%), a cable and media holding company, also lost ground almost certainly as a result of the market’s distaste for even a modest amount of complexity in the firm’s capital structure.

Other large detractors in the portfolio for the period, in order of negative contribution, included Nokia OYJ (4.27%), Flextronics International Ltd. (the portfolio did not hold as of 12/31/02), Celestica Inc. (the portfolio did not hold as of 12/31/02), Citigroup Inc. (0.75%), Tyco International Ltd. (the portfolio did not hold as of 12/31/02).

Q.  What is your outlook for 2003?

A.   Looking ahead, we at Janus continue to see significant value in media and cable stocks despite recent gains at year-end and are actively searching for value in both areas as the economy

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

shows signs of stabilizing. In the technology sector, we are encouraged by recent developments and believe the portfolio is well positioned to capture any further gains that might accrue to the sector. Meanwhile, fundamentals in the healthcare services and pharmaceutical areas continue to be quite positive even as recent volatility has left many outstanding companies trading at attractive valuations. These facts, taken together, help account for the portfolio’s continued overweighting relative to the benchmark in this area.

On the other hand, although positive data points concerning the overall health of the economy have emerged with increasing frequency in recent weeks, the outlook for the economy at large remains unclear. Uncertainty continues to hang over the market, particularly given the enormous amount of geopolitical instability. For that reason, we have maintained what we believe to be a balanced portfolio, both in terms of overall industry exposure and in our degree of leverage to any sustained upswing in the economic cycle.

Focused 30 Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 2.74%** for the Focused 30 Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –29.41%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   The U.S. stock market was weighed down by a combination of fears during the year, including those of corporate scandals, accounting fraud, terrorism, and a potential war with Iraq. Given this challenging environment, the portfolio was positioned into stocks that we at Janus believe will perform well despite a weak economy. These stocks included businesses with histories of delivering strong earnings in any economic environment. In addition, we continued to invest in stocks trading at inexpensive valuations that we believed already reflected the lowered earnings expectations. One significant factor that negatively impacted performance was our efforts to take advantage of bad news and market skittishness to buy broken growth stocks at what we believed to be attractive prices. Unfortunately, we were often early and the flow of bad news continued to weigh on the share prices of some of these stocks. These include E*TRADE Group Inc., Tyco International Ltd., Cendant Corp., The AES Corp., and HealthSouth Corp. (the portfolio did not hold these securities as of 12/31/02). Because of the portfolio’s concentrated number of holdings, a move by any one stock can significantly impact its overall performance.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   An example of a stock trading at an inexpensive valuation in the portfolio is the industrial company Flowserve Corp. (Flowserve) (4.89% of the portfolio’s total market value as of 12/31/02), which unfortunately was among the biggest disappointments. Until recently, this manufacturer of pumps and valves used primarily in the energy and chemical industries was a strong performer. When the stock price initially retreated, we believed that the valuation remained attractive. After visiting the company multiple times this year, we thought that the high-margin replacement and repair business for Flowserve’s pumps and valves would enable it to weather any decline in new projects. Furthermore, cost-cutting opportunities were expected to enable the company to deliver strong earnings growth with flat-to-declining revenues. Unfortunately, a simultaneous and deep slowdown in capital expenditures and maintenance spending made it impossible to meet its earnings expectations. Additionally, the stock fell further when equity investors became concerned that the company might violate its debt obligations. With help from our fixed-income analysts, we have researched this thoroughly and believe it is not likely. Therefore, the portfolio continues to hold a position in Flowserve because we believe in its management and the opportunities to improve its operations, although we will monitor developments closely.

A significant negative performer was Sepracor Inc. (1.32%), which plunged in early 2002 on news that its critical product, Soltara, was rejected by the FDA. Sepracor was a large position in the portfolio because we believed it was going to leverage off of the success of Soltara to develop a full sales and marketing capability. We have learned not to assume anything is a certainty when dealing with the FDA.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

A new position during the period was financial services company Paychex Inc. (6.68%). The leading payroll processor for small businesses has seen its earnings growth rate slowed by both increasing unemployment rates and low interest rates. We have followed this stock closely for years and were able to build a position in this long-term growth franchise at attractive prices. We believe Paychex Inc.’s growth will reaccelerate as interest rates stabilize and the economy strengthens. Even without those two macro-economic drivers, however, we believe the company’s management can adjust its products and pricing to drive growth.

Q.  What is your outlook for 2003?

A.   Going forward, we at Janus are optimistic about the global equity markets in 2003, and have found many attractively priced stocks. The portfolio’s cash position has been reduced, and we believe the portfolio is well positioned to deliver strong operating results in the changing economic environment.

In managing the portfolio, we will continue to use the market’s weakness as an opportunity to upgrade the portfolio holdings with strong franchises at attractive valuations, as we continue to focus on companies that we believe can deliver earnings growth in any economic environment.

Mid-Cap Value Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 6.77%** for the Mid-Cap Value Portfolio versus 7.92%* for its benchmark, the Russell Midcap Index, the portfolio returned –14.46%**, compared to a –16.19%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Confounding the expectations of most market participants, mid-capitalization U.S. stocks declined in 2002, with the Russell Mid-Cap Index falling about 15% but outperforming larger U.S. stocks. Concerns over terrorism, impending war, and fall-out from U.S. accounting scandals weighed heavily on the markets. Adding to market anxiety were slower-than-expected economic growth worldwide and continued weakness in corporate spending and investment. The technology and telecommunications sector continued to experience widespread selling, as there are still no tangible signs of an upturn in demand for their products. However, the decline was very broad-based, with only the defensive consumer staples and energy sectors managing gains and most sectors suffering double-digit declines. The general weakness during the year was punctuated by two sharp rallies, the second of which began in mid October. The fourth-quarter rally was led by those groups that were weakest earlier in the year (including technology and telecommunications stocks); however, the rebound began to fade during December. It remains unclear whether this is just another sharp but short-lived bear market rally or the beginning of a sustainable rise.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Although the portfolio moderately outperformed its benchmark for the year it was unable to avoid weakness entirely. The portfolio’s technology holdings performance was weak, as the anticipated rebound in demand for information technology products has yet to materialize. However, technology holdings in the aggregate declined less than those in the benchmark index due to focusing the portfolio’s technology holdings on companies that we at Lazard believe have strong competitive positions and solid valuation support. Technology holdings were helped by gains in printer manufacturer Lexmark International Inc. (Lexmark) (1.08% of the portfolio’s total market value as of 12/31/02). Lexmark is benefiting from strong sales of multi-function printers, which copy and send faxes as well as print, and also use more ink cartridges (which have very high profit margins). Also contributing to portfolio performance during the year was stock selection in the health care sector due to a relatively modest exposure to the biotechnology group (which was particularly hard-hit in the decline). In addition, Universal Health Services Inc. ‘B’ (1.48%), a hospital manager, performed well, benefiting from favorable pricing trends, which also had a positive impact to performance. On the other hand, returns in the consumer staples sector were negatively impacted by a decline in Interstate Bakeries (the portfolio did not hold as of 12/31/02), the maker of Hostess Twinkies and Wonder Bread, whose earnings were hurt by higher chocolate and wheat costs, as well as slowing sales of impulse-driven snack foods. The stock was subsequently sold.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  What is your outlook for 2003?

A.   Identifying market bottoms has historically proven to be a failed strategy. Nonetheless, we at Lazard are hopeful that the worst of the bear market is behind us in light of the magnitude and duration of this decline. The sharp swings in market sentiment during the year have created many buying opportunities for disciplined investors. We will continue to leverage the global research platform to seek out attractive relative value opportunities amid the market volatility.

International Value Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 7.72%** for the International Value Portfolio versus 6.45%* for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, the portfolio returned –13.91%**, compared to a –15.94%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Confounding the expectations of most market participants, stocks declined for the third consecutive year in 2002 with the MSCI EAFE Index falling about 15% and the S&P 500 Index falling approximately 23% for the year. The portfolio holdings defended well in the decline, falling less than the overall market for the year, although they were unable to avoid weakness entirely.

Concerns over terrorism, impending war, and fall-out from U.S. accounting scandals weighed heavily on the markets. Adding to market anxiety were slower-than-expected economic growth worldwide and continued weakness in corporate spending and investment. European markets suffered additional setbacks triggered by massive floods and the fact that insurers were forced to sell equities in an attempt to strengthen their balance sheets. The decline was very broad-based, both regionally and on a sector basis. European markets, buoyed by the rise in the euro, were down less in U.S. dollar terms than in local currency, while Japanese stocks did better but still fell nearly 13%. The technology and telecommunications sectors continued to experience widespread selling, as there are still no tangible signs of an upturn in demand for their products. While no market sectors were completely spared, economically defensive sectors such as consumer staples did manage to outperform the market. The general weakness during the year was punctuated by two sharp rallies, the second of which began in mid October. The fourth quarter rally was led by those groups that were weakest earlier in the year (including technology and telecommunications stocks, as well as European insurers); however, the rebound began to fade during December. It remains unclear whether this is just another sharp but short-lived bear market rally or the beginning of a sustainable rise.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   The portfolio’s consumer staples holdings, whose earnings have been relatively unaffected by the economic doldrums, performed well. While this defensive sector has performed well throughout this bear market, we at Lazard believe valuations remain attractive. The group’s earnings have been resilient while in most other sectors earnings have declined dramatically. The portfolios’ European energy holdings also performed well due to both their defensive characteristics and attractive valuations relative to their peers. However, the portfolio’s financial holdings slid in the wake of economic turmoil in Latin America, capital markets weakness, and claims arising from the World Trade Center attack and the German floods. These situations were addressed on a case-by-case basis and portfolio positions were sold if we believed that the company’s long-term financial productivity was in doubt. Technology holdings also experienced weakness, as there has yet to be a significant rebound in demand for investment technology products. However, we feel the portfolio’s holdings are well positioned for an upturn, as we believe that companies will make investments to maintain their competitive position.

Q.  What is your outlook for 2003?

A.   Identifying market bottoms has historically proven to be a failed strategy. Nonetheless, we at Lazard, are hopeful that the worst of the bear market is behind us in light of the magnitude and duration of this decline. Fortunately, the market weakness has created many buying opportunities for disciplined investors,

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

and we continue to seek to identify attractive value opportunities for the portfolio. During the year, we were able to add to the portfolio companies with long histories of high financial productivity at what we saw to be attractive valuations amid market volatility. We will continue to focus the portfolio on high-quality companies capable of generating strong returns for investors in a variety of economic environments.

Capital Opportunities Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 8.76%** for the Capital Opportunities Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –26.78%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Despite the U.S. Fed’s attempt to stimulate the economy, the market downturn during the year has been broad, affecting many sectors. Technology, utility and telecommunications stocks were especially hit hard, as these areas suffered from significant excess capacity. Corporate accounting scandals, as well as geopolitical uncertainty in Iraq and North Korea, added to the market’s woes.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Some of the largest detractors during the year were several underperforming holdings in the retail sector. Other detractors from performance included pharmaceutical company Wyeth (0.30% of the portfolio’s total market value as of 12/31/02), which was hurt by a Women’s Health Initiative study that stated Wyeth’s combination hormone-replacement therapy, Prempro, was found to increase the risk of breast cancer and coronary disease when taken on a long-term basis.

Positive contributors to performance included strong stock selection in the energy sector and individual security Viacom Inc. ‘B’ (2.99%). Energy stocks, particularly those companies with any business in natural gas such as Apache Corp. (0.69%), performed well because of increased demand and diminishing supply. Viacom Inc. ‘B’, an advertising-sensitive media franchise, benefited from increased advertising spending.

Q.  What is your outlook for 2003?

A.   In the face of corporate spending and earnings projections that remain uncertain, we at MFS expect continued volatility in the near term. While we’re not counting on a very strong or robust recovery, we do anticipate a modest improvement, which will present opportunities. Therefore, we believe that the portfolio’s flexibility and research-driven stock selection process puts us in a good position to spot and take advantage of these opportunities.

Mid-Cap Growth Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 7.52%** for the Mid-Cap Growth Portfolio versus 9.16%* for its benchmark, the Russell Midcap Growth Index, the portfolio returned –47.03%**, compared to a –27.41%* return for its benchmark, for the year ended December 31, 2002.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Despite a fourth quarter rally, 2002 was a challenging year for stock investors, with most equity indices posting double-digit declines. Fundamentals — key business factors such as earnings, profits, and cash flow — deteriorated in almost all industries. Business spending virtually evaporated as companies, having failed to reach their own sales targets, postponed spending on new plants, equipment, and hiring. Corporate accounting scandals, as well as geopolitical uncertainty in Iraq and North Korea, added to the market’s woes.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Most of the portfolio’s underperformance occurred in the first half of the year, when the portfolio held a number of very large positions in stocks that fell dramatically. Until late in 2001, a strategy of holding large positions in stocks in which we at MFS had long-term confidence had worked well for the portfolio. In the first half of 2002, however, that strategy worked against it. The prices of many key holdings collapsed, including stocks in the technology, business services, telecommunications, and health care sectors. In June of 2002, we began a transition to a more diversified and less concentrated portfolio, with more companies represented in the portfolio and smaller positions in individual companies. By the end of the year, the transition had been completed.

In the first half of the period, one of the few areas that benefited performance was the portfolio’s large energy position. After President Bush made his “axis of evil” speech, we believe the market began to price in a war premium, and energy stock prices rose. We were able to sell into that strength and took some profits for the portfolio. In the latter half of the period, we began to see benefits from diversifying into some relatively new areas for the portfolio. In property and casualty insurance and in advertising-sensitive media, which we view as cyclical industries, we invested in what our research indicated were upturns in the business cycle. Insurance firms benefited from price increases, after many years in which competition had cut pricing to unprofitable levels. After falling off in the recession, advertising spending by corporations began to recover in 2002. This helped the stocks of media firms whose revenues come largely from advertisement sales, including broadcasters and newspaper publishers. Increased diversification across the health care sector, with new holdings in the biotechnology and medical device areas, also aided performance.

Q.  What is your outlook for 2003?

A.   We have taken a relatively diversified approach entering the new year, positioning the portfolio broadly across industries. We anticipate a modest economic recovery throughout the year, but we expect the market will remain volatile and uncertain through the first half, due to conflicting economic data. We expect continued uncertainty over Iraq may also hold back any dramatic market advance. We hope to take advantage of this near-term market volatility to continue developing the portfolio’s positions, especially in more traditional growth areas such as the technology, retail and business services sectors.

Global Growth Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 4.76%** for the Global Growth Portfolio versus 7.74%* for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index Free, the portfolio returned –19.48%**, compared to a –19.32%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   2002 was dominated by uncertainty and volatility, two conditions unfavorable for equity markets and especially for growth stocks. Beginning in early spring, markets around the world experienced a strong downdraft that lasted into early October. The major factor, in our view at MFS, was an expected recovery that didn’t happen. Going into the year, we think investors anticipated a global economic recovery during the second half of the year. When it became clear that was not happening, stock prices fell around the world as expectations of a recovery were pushed out farther and farther. International tension over Iraq and corporate accounting scandals in the U.S. also added to global markets’ woes. In the fourth quarter, stock

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

markets reversed direction again, rising on news that third quarter earnings, while not robust, were at least not disappointing.

In a tough period for most of the developed world, the portfolio’s overweighted position in emerging markets relative to the benchmark helped performance. We think emerging markets did well largely because developing nations such as China and South Korea had a large amount of internal demand that continued to grow over the period. In addition, research helped avoid much of the turmoil in Latin American equities caused by uncertainty pertaining to presidential elections in Brazil.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Relatively defensive positioning in international developed markets helped performance. We tried to avoid some of the global volatility by investing in companies whose businesses we believed would not vary dramatically with the ups and downs of the economy.

The health care sector, which has historically tended to perform relatively well in a tough economy, suffered over the period. Large pharmaceutical firms found their drug patents challenged by generic drug companies; investors worried that the challenges, if successful, might impair future earnings. In the longer term, however, we think health care is still a growth area, especially considering the aging of the global population.

Telecommunications holdings also detracted from performance as prices were driven down by excess capacity and slower-than-expected demand. In the U.S. portion of the portfolio, performance was also hurt by positions in utilities and technology firms, although some overseas technology holdings performed well.

Q.  What is your outlook for 2003?

A.   Although stocks rallied in the fourth quarter, there is still a lot of near-term uncertainty and we remain cautiously optimistic about global equity markets. As of the end of the year we remained somewhat defensively positioned, emphasizing companies that we believed had relatively steady revenues and whose earnings we think we could project with some confidence. However, our analysts are starting to uncover several compelling new opportunities in more cyclically sensitive areas such as advertising and technology.

It is important to keep in mind that this uncertain market can play to our strength. Our analysts and portfolio managers make all investment decisions from the bottom-up — looking at individual companies, and not making regional or sector bets.

Equity Index Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 8.39%** for the Equity Index Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –22.34%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   The first quarter of 2002 was quiet and uneventful relative to the rest of the year. Things took a turn for the worse as extremely volatile markets overtook in the second quarter. The excessive volatility was mainly due to high profile companies failing one after another and increased concerns over accounting standards. Although U.S. markets experienced three weeks of consecutive gains in August, the markets lost ground for the next five consecutive weeks and closed with negative returns for the third quarter. After the worst returns of the year in September with the S&P 500 Index down 10.87% for the month, the fourth quarter of 2002 brought the positive returns that investors were hoping for, but not without volatility. October and November were positive months, but December again gave way to negative returns. Better-than-estimated corporate earnings reports and the belief that corporate earnings had “bottomed” spurned an improvement in market conditions. We at Mercury believe that the impressive fourth quarter rally can also be partially attributed to the promise of fiscal stimulus from the Fed’s cutting of interest rates late in 2002.

After cutting interest rates 11 consecutive times in 2001, the Fed left rates unchanged at 1.75% until the fourth quarter of 2002. In the November 6, 2002 meeting, the Fed decided to lower its target rate by an unexpected 50 basis points to 1.25%. Economic data indicated that greater uncertainty, in part attributable to heightened geopolitical risks, was inhibiting spending, production and employment.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   The year 2002 represented the third consecutive year whereby the S&P 500 Index posted a negative return with the index falling a total of 589.43 points over the past 3 years. In 2002, value stocks outperformed growth stocks with the S&P 500 Barra Value Index posting a –20.85% return versus a –23.89% return for the S& P 500 Barra Growth Index.

All 10 S&P sectors posted negative returns in 2002, further evidence that the decline over the year was across the whole market, although some sectors negatively impacted

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

performance more than others. The bear market entered into by the technology sector in early 2000 continued to contribute to the decline in 2002, with information technology and telecommunications posting the worst returns for the year, down –37.57% and –35.89%, respectively. Sectors most resilient to the market decline were consumer staples, down  -6.31%, and materials, down –7.71%.

Q.  What is your outlook for 2003?

A.   Looking forward to 2003, we at Mercury believe that investor confidence remains shaken with the possibility of a war with Iraq, unexpectedly high unemployment and disappointing holiday sales. Consumer confidence unexpectedly fell in December for the sixth time in seven months as unemployment threatens to undermine spending and U.S. economic growth early in 2003. Over time, we believe the current accommodative stance of monetary policy, coupled with still robust underlying growth in productivity, could be sufficient to foster an improving business climate. However, considerable uncertainty persists about the extent and timing of the expected pickup in production and employment owing in part to the emergence of heightened geopolitical risks. With that in mind, we expect the portfolio to continue to meet its objective of replicating the risk and returns of the benchmark index.

Small-Cap Index Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 5.99%** for the Small-Cap Index Portfolio versus 6.16%* for its benchmark, the Russell 2000 Index, the portfolio returned –21.19%**, compared to a –20.48%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   The first quarter of 2002 was quiet and uneventful relative to the rest of the year. Things took a turn for the worse as extremely volatile markets overtook in the second quarter. The excessive volatility was mainly due to high profile companies failing one after another and increased concerns over accounting standards. Although U.S. markets experienced three weeks of consecutive gains in August, the markets lost ground for the next five consecutive weeks and closed with negative returns for the third quarter. A significant rebound was seen among large capitalization stocks in the fourth quarter with the S&P 500 Index closing up 64.54 points. The Russell 2000 returned 6.16%* in the fourth quarter as better-than-estimated corporate earnings reports and the belief that corporate earnings had “bottomed” spurned an improvement in market conditions. We believe that the impressive fourth quarter rally can also be partially attributed to the promise of fiscal stimulus from the Fed’s cutting of interest rates late in 2002. After cutting interest rates 11 consecutive times in 2001, the Fed left rates unchanged at 1.75% until the fourth quarter of 2002. In the November 6, 2002 meeting, the Fed decided to lower its target rate by an unexpected 50 basis points to 1.25%. Economic data indicated that greater uncertainty, in part attributable to heightened geopolitical risks, was inhibiting spending, production and employment.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Ten of twelve of the Russell 2000 Index sectors posted negative returns in 2002, further evidence that the decline over the year was across the whole market, although some sectors negatively impacted portfolio performance more than others. The bear market entered into by the technology sector in early 2000 continued to contribute to the decline in 2002, with technology posting the worst return for the year, down –46.54%. Sectors most resilient to the market decline were financial services, up 2.11%, and integrated oils, up 1.04%.

Q.  What is your outlook for 2003?

A.   Looking forward to 2003, we at Mercury believe that investor confidence remains shaken with the possibility of a war with Iraq, unexpectedly high unemployment and disappointing holiday sales. Consumer confidence unexpectedly fell in December for the sixth time in seven months as unemployment threatens to undermine spending and U.S. economic growth early in 2003. Over time, we believe the current accommodative stance of monetary policy, coupled with still robust underlying growth in productivity, could be sufficient to foster an improving business climate. However, considerable uncertainty persists about the extent and timing of the expected pickup in production and employment owing in part to the emergence of heightened geopolitical risks. With that in mind, the portfolio is expected to continue to meet its objective of replicating the risk and returns of the benchmark index.

Real Estate Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 0.09%** for the Real Estate Portfolio versus 0.41%* for its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, the portfolio returned –0.32%**, compared to a 3.81%* return for its benchmark, for the year ended December 31, 2002.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services for the Russell 2000 Index and Ibbotson for the NAREIT Equity Index.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Real Estate Investment Trust (REIT) shares outperformed the broader equity indexes. REIT returns can be divided into three distinct periods. In the first half of the year, REITs gained 13.7% while the broader equity market declined. In the third quarter, REITs declined along with the broader equity market, as it appeared that deteriorating occupancies and rents caught up with the sector. In the fourth quarter, REITs were flat while the broader equity market surged.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   During the year, we at Morgan Stanley continued to shape the portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The portfolio’s position in apartments was reduced due to continued supply and weak levels of demand. The portfolio also retained a significant overweight position relative to the benchmark in the hotel sector where we are finding 30% to 40% discounts to asset value. The portfolio’s allocation to the office sector was reduced and we continue to favor urban assets, which feature longer lease terms. The portfolio’s relative overweight stance in the regional mall sector was increased, where we continue to see good relative value.

Relative to the benchmark, the bulk of the portfolio’s underperformance was a result of sector allocation. The larger detractions from performance were due to the overweight positions in the hotel, apartment and office sectors. The theme for the weakness in these sectors was the weaker than expected economic recovery, which resulted in a lack of meaningful job growth and continued weakness in business confidence. In contrast, the retail sector experienced favorable demand from tenants. Thus, the favorable performance resulting from the overweight of the mall sub-sector was primarily offset by an underweight position in the strip shopping center sub-sector, whose stocks we view as expensive and vulnerable to the more successful discount stores.

Q.  What is your outlook for 2003?

A.   We at Morgan Stanley believe that, given the dramatic slowdown in the new construction of real estate, when demand recovers, we expect to see occupancy rates, rental levels, and property values recover as well. There is some risk that non-dedicated real estate investors may rotate out of REITs and into early cyclical stocks that are likely to benefit more in the beginning stages of an economic recovery. However, since the sector is already trading on par with underlying asset value, we believe share price declines would result in additional corporate share repurchases, which would support valuations.

Inflation Managed Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 0.84%** for the Inflation Managed Portfolio versus 0.53%* for its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index, the portfolio returned 15.45%**, compared to a 16.56%* return for its benchmark, for the year ended December 31, 2002.

On May 1, 2001, the portfolio modified its investment focus to inflation-index bonds issued by the U.S. Government and its agencies and instrumentalities. In connection with this modification, the benchmark index of the portfolio was changed to the Lehman Brothers Global Real: U.S. TIPS Index. Prior to that date, the benchmark index was the Lehman Brothers Government Bond Index.

*	All indices are unmanaged. Sources for indices: Ibbotson for NAREIT Equity Index and Lehman Brothers for Global Real: U.S. TIPS Index.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Real return bonds generated positive returns and outpaced most traditional fixed income asset classes during 2002. On a nominal basis, Treasuries, including Treasury Inflation Protected Securities (TIPS), benefited from strong demand for safe, stable and liquid assets. This positive performance was aided by market expectations of a rise in inflation as well as a decline in real yields.

The portfolio’s above-benchmark duration also contributed to portfolio returns as real yields fell across all maturities. For the portfolio, the purchase of TIPS on a forward settled basis was positive for performance, as these securities outperformed the cost associated with purchasing them in the forward market. Exposure to longer maturity TIPS was also positive for performance, as demand for these securities increased over the period.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Exposure to non-TIPS sectors was negative for performance relative to the benchmark, as inflation protected securities outperformed virtually all other sectors of the bond market. Although spreads between Eurozone bonds and Treasury bonds narrowed during the fourth quarter, over the course of the full year, an allocation to developed non-U.S. bonds was negative for portfolio returns. A small allocation to corporate bonds was also negative as outrage over the expanding list of companies caught up in accounting and corporate governance scandals hurt the performance of corporate bonds during the period.

Q.  What is your outlook for 2003?

A.   Looking forward to 2003, we at PIMCO believe that the global economy is in transition: U.S. fiscal and monetary stimulus will reduce near term deflation risk and shift the global economy toward reflation over the long term. Moderate growth, mild inflation and range-bound interest rates will prevail in 2003. Over the next few years however, inflation will rise to highs of 3 to 4 percent and rates will trend upward. In our opinion, this transition will not create a bear market for bonds, which will still offer relatively attractive yields and low volatility. In this environment, the combination of low realized inflation over the near term and increasing expectations for long term inflation given aggressive monetary and fiscal stimulus will be positive for both longer maturity TIPS and the portfolio.

In managing the portfolio, we will maintain an underweight position to shorter maturity TIPS relative to the benchmark given expectations for low realized inflation for the near term. We will overweight longer maturity TIPS to benefit from long term inflationary pressures. We will target duration neutral to the benchmark to guard against higher U.S. rates over the long term. We will maintain a slight emphasis on higher coupon mortgage bonds that perform relatively well as rates rise and have less extension risk. In corporates, we will look for issues with attractive yield premiums and credit fundamentals. We will hold modest positions in high yielding emerging market bonds, which should perform well as U.S. growth supports export demand. We expect that the portfolio will also hold high quality asset-backed securities to benefit from their strong collateral protection and attractive yields.

Managed Bond Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 2.19%** for the Managed Bond Portfolio versus 1.73%* for its benchmark, the Lehman Brothers Government/Credit Index, the portfolio returned 10.93%**, compared to a 11.04%* return for its benchmark, for the year ended December 31, 2002.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   During the period, interest rates fell and most bonds gained as investors sought a safe haven amid turbulent financial markets. Overall sources of volatility were: outrage at accounting and corporate governance scandals among telecommunications and energy/pipeline companies; political uncertainty in Latin America; and a sharp fall in the dollar. For the period, Treasuries outpaced other domestic sectors and non-U.S. bonds amid strong demand for safe, stable and liquid assets. Mortgage securities also performed well given their high yields and strong credit quality.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   A below index duration over much of the year hurt returns, as yields dropped over this time period. An overweight to short/intermediate maturity helped performance as rates declined most among these issues. With respect to sectors, an emphasis on mortgage securities was positive as this sector outperformed Treasuries on a like-duration basis. In corporate securities, an underweight versus the benchmark was positive; however, adverse security selection among telecommunications and energy/pipeline issues strongly detracted from returns. A small allocation to emerging market bonds detracted from returns as volatility in Latin America adversely affected the entire asset class.

Q.  What is your outlook for 2003?

A.   We at PIMCO believe that the global economy is in transition: U.S. fiscal and monetary stimulus will reduce near term deflation risk and shift the global economy toward reflation over the long term. Over the short term, however, inflationary pressures are more balanced. Moderate growth, mild inflation and range-bound interest rates will prevail in 2003. With this in mind, we will look to add value to the portfolio by attempting to protect it from both near term deflation and longer-term reflation risks. The portfolio is expected to maintain a flat to slightly above-benchmark duration because of exposure to the Eurozone; these issues should outperform as weaker growth causes European rates to fall below U.S. rates. We will focus on short and long maturities since the middle of the yield curve would bear the brunt of long term rate increases. To counter duration extension risk, we plan to reduce portfolio mortgage holdings and focus on bonds earning higher coupon rates that we believe perform relatively well as interest rates rise. Compared to the benchmark, we plan to underweight corporate bonds, adding value by selecting issues with attractive yield premiums, and what we believe to be solid credit fundamentals.

Money Market Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 0.31%** for the Money Market Portfolio versus 0.43%* for its benchmark, the Merrill Lynch 3-Month U.S. T-bill Index, the portfolio returned 1.41%**, compared to a 1.78%* return for its benchmark, for the year ended December 31, 2002. The current yield measured during the seven-day period ending December 31, 2002 was 1.02%**.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Nominal yields remained near historic lows. Three-month Treasury bills fell to 1.20% and 90-day commercial paper yields were near 1.25%. In November, as the economy continued to show signs of weakness, the Fed initiated its only rate cut for the year, lowering the target rate by .50% to close the year at 1.25%. Given nominally low yields in the market, combined with uncertain economic conditions, the portfolio’s average maturity was kept five to ten days shorter than related market indices. With nominal rates so low, we at Pacific Life believed that the risk of investing cash flow at new, lower rates was mitigated by the opportunity to invest at higher rates should yields finally start to rise. When the Fed lowered rates in November, a greater portion of the portfolio’s cash flow was invested in lower yielding assets, thus hurting the portfolio’s overall performance for the year.

Another trend affecting the portfolio’s performance was the decline in the amount of high quality commercial paper available. Two factors have contributed to the scarcity of this asset class. First, when an issuer is downgraded, it often falls out of the top-rated commercial paper category. Second, many issuers chose to refinance their shorter commercial paper liabilities with

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

longer-dated maturities. In concert, these factors leave supply unable to meet demand, and consequently yields fall. Since highly rated commercial paper has traditionally been a staple of the portfolio, these lower yields hindered portfolio performance.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   The commercial paper market as a whole did not perform well. In managing the portfolio we did find some opportunity to invest in solid companies whose sectors were tainted by downgrades or negative press, such as the utility industry. We also found decent supply in other sectors, such as the pharmaceutical and telecommunications industries. Supply in those sectors helped mitigate the general supply shortage in the commercial paper market. We also were able to add to returns by investing in callable agency securities. The call option, built into the asset structure, allows for a yield pickup over commercial paper and traditional agency discount notes. Additionally, the portfolio was able to pickup additional yield by investing in asset-backed structures issued by top-tier auto financers.

Q.  What is your outlook for 2003?

A.   Looking forward, we at Pacific Life believe that the evolution of the economic picture, along with developing geopolitical events, will be the primary driver of short-term yields for the first half of 2003. Outside factors, such as the potential war with Iraq and developments with North Korea, will also have an effect. Currently, the Fed’s interest rate bias is characterized as balanced. This indicates they are in a holding pattern subject to extraneous events and key economic data releases. We plan to follow these same factors, looking for insights into the next Fed move. We expect issuers to continue extending maturities of their debt thus exacerbating the shortage of commercial paper issuance. As a result this may cause the portfolio to be invested more heavily in other asset classes, such as government and agency assets, callable agency issues, and asset-backed securities. We expect to continue to hold the portfolio’s average maturity at or below industry benchmarks. With yields so low, this allows us, in managing the portfolio, to take advantage of rising rates by investing in new, higher yielding securities.

High Yield Bond Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 4.16%** for the High Yield Bond Portfolio versus 5.92%* for its benchmark, the Credit Suisse First Boston High Yield Index (CS First Boston Index), the portfolio returned –3.00%**, compared to a 3.10%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   The high yield market rallied significantly in the fourth quarter, especially in November and December. This rally was lead by lower-rated and defaulted bond issuers and sectors that had severely underperformed in the first half of the year. For example, the telecommunications sector was the worst performing sector in the first half of the year and the top performing sector in the second half. The portfolio was underweight relative to the benchmark in the telecommunications sector in the second half of the year. In addition, an underweight position in the utility sector also hurt returns in the fourth quarter, as that sector outperformed. Also, the portfolio was underweight in the lower tier sector, which outperformed in the fourth quarter, and had a high cash balance which hurt performance. On the other hand, positive factors included overweight positions versus the benchmark in the gaming and leisure and broadcasting sectors, both of which outperformed the market for the year.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   The top performing sectors for the year were broadcasting, consumer products and gaming and leisure. These defensive sectors outperformed significantly in the first half of the year. The worst performing sectors were cable/wireless videos, telecommunications and utilities. The utility industry is experiencing overcapacity and several companies are struggling to meet cash flow needs. Finally, the upper-rated securities outperformed the middle and lower-rated securities.

*	All indices are unmanaged. Sources for indices: Credit Suisse First Boston.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  What is your outlook for 2003?

A.   We at Pacific Life believe that a stable to improving economy with low interest rates should help 2003 to be a better year for high yield investors than 2002. In addition, the default rate peaked in the beginning of 2002 and continues to decline, thus adding to the high yield market’s attractiveness. Despite our optimistic outlook for 2003, we are concerned about the possibility of military conflict with Iraq and its impact on the financial markets. However, any widespread sell off in the market could lead to attractive valuations for solid, well run companies.

Equity Income Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 10.36%** for the Equity Income Portfolio versus 9.22%* for its benchmark, the Russell 1000 Value Index, the portfolio returned –13.54%**, compared to a –15.52%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   Stock selection in the technology, transportation and consumer cyclicals sectors was a positive factor in the portfolio’s outperformance of its benchmark, along with an underweight versus the benchmark in the communications services sector, the second worst-performing sector in the benchmark. Positive stock selection was partially offset by negative stock selection in the financials, conglomerates, and health care sectors.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   In the technology sector, the portfolio’s top contributors included attractively valued software companies such as BMC Software Inc. (0.53% of the portfolio’s total market value as of 12/31/02) and PeopleSoft Inc. (the portfolio did not hold as of 12/31/02). Lack of exposure to poorly performing communications equipment and fiber optics stocks, such as Lucent Technologies Inc. and JDS Uniphase Corp., also helped results. In the transportation sector, the portfolio avoided airlines and focused on railroads, where Union Pacific Corp. (1.78%) was the top performer. In the consumer cyclicals sector, specialty retailer Limited Brands Inc. (0.30%) was a strong performer, particularly in the first half of the year, as was attractively valued J.C. Penney Co. Inc. (0.96%).

In the financials sector, weaker performers included Ace Ltd. (0.87%), whose shares retreated following very strong performance. Investment banking/brokerage holdings such as Merrill Lynch & Co. Inc. (1.10%) also hurt performance, as equity markets continued to fall. In the conglomerates sector, the portfolio’s overweight versus the benchmark to Tyco International Ltd. (0.65%) had a negative impact, although the stock began to rebound in the fourth quarter. In the health care sector, health insurer CIGNA Corp. (0.31%) was a strong performer through most of the year; in the last quarter, however, its shares unexpectedly dropped on lower forecasts resulting from higher-than-expected costs.

Q.  What is your outlook for 2003?

A.   Barring armed conflict in Iraq, we at Putnam anticipate 2003 to be a year of modest recovery in the economy and corporate profits. Should there be a conflict with Iraq, we would expect consumer behavior to turn even more cautious, undermining the strength of the recovery.

The portfolio has its largest exposure in the financial sector, which has shown good profit performance with moderate revenue growth expected for selected industries. As of yearend, the portfolio is overweight versus the benchmark in capital goods, and its energy sector holdings are about the same as the benchmark. While a war premium is built into the price of oil at present, broad ownership within this sector is a reasonable hedge against future uncertainties. The portfolio is underweight versus the benchmark in the basic materials sector, but it maintains an overweight to paper and forest products stocks, which we believe will rebound with improved economic conditions in 2003. Please note there can be no assurance or guarantee that Putnam’s outlook on future capital markets will turn out to be correct.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Research Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 9.61%** for the Research Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –21.18%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.  The principal factors contributing to the portfolio’s outperformance versus its benchmark were positive sector allocation — the decisions to over or underweight a particular sector — and stock selection. Stock selection in the consumer cyclicals sector was particularly beneficial as Putnam’s management team was successful in its strategy of identifying stocks of companies that were able to grow earnings and revenues even in the slow economy by gaining market share and expanding. On the other hand, stock selection in the conglomerates sector negatively affected results, as certain holdings significantly detracted from performance.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   In 2002, Putnam’s management team’s strategy for the consumer cyclicals sector proved the strongest contributor to performance versus the portfolio’s benchmark. In particular, strong performance in retail cyclicals and media stocks were the primary contributors to results. Holding companies such as The TJX Cos Inc. (0.43% of the portfolio’s total market value as of 12/31/02) and Limited Brands Inc. (the portfolio did not hold as of 12/31/02) and avoiding Home Depot Inc. benefited performance. Performance in utilities, particularly independent power producers such as Reliant Resources Inc. (0.44%), contributed to performance. Putnam’s strategy in the technology sector also contributed to results, as avoiding International Business Machines Inc. and Sun MicroSystems Inc. proved positive.

The greatest detractor from performance from a sector perspective was conglomerates stocks. In particular, the portfolio’s results were hurt by an overweight in Tyco International Ltd. (1.77%), which underperformed due to concerns about its accounting practices and the activities of its former Chief Executive Officer. Additionally, the portfolio’s underweight exposure versus its benchmark to the chemicals sector — an area that outperformed the market — also proved a significant detractor from performance. Lastly, the financial sector was a detractor, due to weak holdings in the consumer finance area, particularly Capital One Financial Corp. (0.53%) and Household International Inc. (the portfolio did not hold as of 12/31/02).

Q.  What is your outlook for 2003?

A.   Despite a setback in December, the fourth quarter equity market rally may prove more durable than those earlier in the year. Recent economic reports have been more encouraging, and both fiscal and monetary policymakers favor stimulus. However, geopolitical concerns — tensions with Iraq and North Korea, global terrorism — and uncertainty about the outlook for corporate profits and spending still weigh on the markets. Please note there can be no assurance or guarantee that Putnam’s outlook on future capital markets will turn out to be correct.

Equity Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 5.17%** for the Equity Portfolio versus 7.15%* for its benchmark, the Russell 1000 Growth Index, the portfolio returned –26.51%**, compared to a –27.88%* return for its benchmark, for the year ended December 31, 2002.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   2002 was the third consecutive year of negative returns for U.S. equities. The large-capitalization growth segment of the U.S. equity market was led down by poor performance in the utilities, technology, and communication services sectors. The portfolio’s holdings in the consumer cyclicals sector were the leading contributor to positive performance versus the benchmark. Putnam’s management team’s strategy of identifying companies that were able to grow revenues and earnings despite a weak economy proved beneficial. In particular, the portfolio found success with retail stores that had strong expansions and increasing market shares. An overweight position versus its benchmark in the communication services sector detracted from the portfolio’s performance, as that sector had another very difficult year due to weak fundamentals and languishing demand. An overweight to conglomerates stocks detracted from results as well.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   Strong stock selection in the consumer cyclicals sector, an overweight versus the portfolio’s benchmark to the financial sector, which outperformed the broad market, and strong stock selection and an overweight to the utilities sector contributed to performance. In consumer cyclicals, the portfolio benefited from performance in media, particularly from an underweight to weak AOL Time Warner Inc. (0.58% of the portfolio’s total market value as of 12/31/02), and an overweight to The Walt Disney Co. (the portfolio did not hold as of 12/31/02). The portfolio also benefited from names in the retail cyclical area. In the financial sector, the portfolio’s overweight to banking was a strong contributor, and in utilities, an overweight to electric utilities proved beneficial. The portfolio was hurt in the communication services sector as the area did not improve in 2002. Additionally, an overweight to Tyco International Ltd. (0.28%), a company that was hurt by corporate scandal in 2002, also detracted from performance.

Q.  What is your outlook for 2003?

A.   Barring armed conflict in Iraq, we anticipate 2003 to be a year of modest recovery in the economy and corporate profits. Should there be a conflict with Iraq, we would expect consumer behavior to turn even more cautious, undermining the strength of the recovery.

The management team continues to seek to invest in companies with strong fundamentals that are growing at rates greater than the market average. Throughout the year, the team decreased the portfolio’s underweight position versus its benchmark in technology stocks, though it remained underweight the sector at the end of the period. The team also moved the portfolio from an underweight to an overweight position in the consumer cyclicals sector. In health care, the team decreased the portfolio’s underweight position, but maintained a modest underweight in this sector at year end. The portfolio’s management team reduced a large overweight in the financial sector during the period, but remained overweight at year end. Please note there can be no assurance or guarantee that Putnam’s outlook on future capital markets will turn out to be correct.

Aggressive Equity Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 7.73%** for the Aggressive Equity Portfolio versus 6.64%* for its benchmark, the Russell 2500 Index, the portfolio returned –25.09%**, compared to a –17.80%* return for its benchmark, for the year ended December 31, 2002.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   The main factor driving underperformance for the year was the portfolio’s over or underweight exposure to various sectors. In this portfolio, the sector allocation decision is a residual of Putnam’s bottom-up stock selection choices. In 2002, the portfolio’s overweight to technology — one of the weakest sectors for the year — was the primary detractor from the portfolio’s performance versus its benchmark. Likewise, the portfolio’s underweight versus its benchmark in the financial sector, an area that fared better than the broad market, detracted from portfolio performance. The greatest contributor for the year, with respect to sector performance, was health care. In particular, the portfolio’s biotechnology holdings outperformed the benchmark. In addition, the portfolio benefited from an underweight position to the biotechnology industry, in which it avoided some of the weakest biotechnology names. Portfolio holdings in the basic materials sector also contributed to performance, particularly in the metals industry.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   The performance of copper and gold producer, Freeport-McMoRan Copper & Gold Inc. ‘B’ (1.53% of the portfolio’s total market value as of 12/31/02), was a significant positive for the portfolio. Exposure to the consumer cyclicals sector also proved positive, due to the management team’s strong stock selection in broadcasting. Sinclair Broadcast Group Inc. ‘A’ (1.36%) and Emmis Communications Corp. ‘A’ (1.81%) turned in positive returns while on the whole the industry was down, a significant plus for the portfolio.

The greatest detractor with respect to sector performance was consumer staples stocks. In the consumer staples sector, stock selection in retail staples detracted from portfolio performance, particularly pharmacy names such as Rite Aid Corp. (the portfolio did not hold as of 12/31/02) and Duane Reade Inc. (0.66%). The portfolio also lost ground versus the benchmark in the financial sector due to real estate holdings (not holding some of the strong performers and holding a weaker name, FelCor Lodging Trust Inc. (0.94%)), and an underweight in the stronger performing banking industry. The portfolio’s overweight in technology stocks detracted from results, despite strong stock selection within the sector, as this sector significantly underperformed the benchmark.

Q.  What is your outlook for 2003?

A.   Barring armed conflict in Iraq, we anticipate 2003 to be a year of modest recovery in the economy and corporate profits. Should there be a conflict with Iraq, we would expect consumer behavior to turn even more cautious, undermining the strength of the recovery.

The management team continues to seek to invest in companies that the team thinks have the potential for above average growth. At the end of the year, the portfolio was overweight versus the benchmark in the capital goods sector, primarily in the aerospace/defense, machinery and office equipment and supplies areas. The portfolio was also overweight in the consumer cyclicals sector, in particular broadcasting and gaming and lottery. The technology sector remains an overweight, with an emphasis on electronics and semiconductor production equipment, while the portfolio is currently underweight in the consumer staples, energy, health care and utilities sectors. Please note there can be no assurance or guarantee that Putnam’s outlook on future capital markets will turn out to be correct.

Large-Cap Value Portfolio

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.   With a positive fourth quarter return of 11.88%** for the Large-Cap Value Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –22.96%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.   In the first half of the year, investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, weighed on the major indices. New allegations of corporate fraud and insider trading shook the market further. As we moved into the second half of the year, corporate governance and accounting issues took a back seat to more fundamental concerns, including the strength of the economy and corporate earnings. The prospect of a potential war with Iraq also affected investor sentiment.

For the full year, technology and telecommunications stocks led the market’s drop yet again, accounting for about one-third of the S&P 500 Index’s decline. Although technology and telecommunications rallied sharply in the fourth quarter, both sectors ended the year down more than 30%. All sectors of the S&P 500 Index posted negative returns for the year, but basic materials, energy, transportation, consumer staples and financials outperformed on a relative basis.

Treasury securities were the major beneficiary of the continued equity market fallout. The yield on the 10-year Treasury note fell from 5.05% at the beginning of the year to 3.82% at year-end. In October, its yield reached 3.57%, its lowest level in more than 40 years. In November, the Fed’s reduced the Fed Funds rate by 50 basis points to 1.25%, also a 40-year low.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.   The portfolio’s underperformance relative to its benchmark was primarily due to security selection in the utilities sector. The portfolio’s exposure to El Paso Corporation (El Paso) (the portfolio did not hold as of 12/31/02) and the Williams Companies (Williams) (the portfolio did not hold as of 12/31/02) had a negative impact to the portfolio’s performance. El Paso and Williams both have merchant energy operations, which came under a great deal of scrutiny from regulatory authorities, politicians, and rating agencies in the past year. The portfolio sold its Williams position in the early summer but continued to hold El Paso due to its stronger balance sheet and more attractive asset profile. In the fall, however, El Paso came under further pressure after an administrative law judge in the Federal Energy Regulatory Commission ruled that the company withheld capacity on its natural gas pipeline during the California energy crisis. The judge’s recommendation subsequently went before the full commission for a hearing in December; their decision should be announced in early 2003. Despite El Paso’s favorable valuation, we decided to exit the position due to the heightened risk profile and implications of an adverse ruling by the commission.

The portfolio’s technology holdings also hurt performance this year. Throughout the spring and summer, we continued to add modestly to the portfolio’s technology positions. In addition to valuation, our focus was on companies with a market leadership position and a strong balance sheet. We recognized that these stocks could see further downside, but we wanted to position the portfolio to benefit if these stocks recovered. This strategy paid off in the fourth quarter as the technology sector rallied, but not enough to offset the underperformance earlier in the year. We reduced our technology holdings in the fourth quarter due to increased valuations.

The healthcare sector proved to be a bright spot for the portfolio this year. Three of the portfolio’s top five contributors came from the pharmaceutical industry, including Pharmacia Corporation (Pharmacia) (1.40% of the portfolio’s total market value as of 12/31/02), Novartis AG (Novartis) (the portfolio did not hold as of 12/31/02) and Eli Lilly & Company (Eli Lilly) (the portfolio did not hold as of 12/31/02). Pharmacia benefited from a takeover offer from Pfizer Inc. (1.26%), which the portfolio also held. We are excited about the prospects of this merger and the portfolio continues to own shares in both companies. In the summer, we added to the portfolio’s holdings in the healthcare sector as some of the drug stocks reached multi-year valuation lows. As those valuations recovered in the fall, we took profits in Novartis and Eli Lilly. We still favor holdings in the healthcare sector for the portfolio.

Q.  What is your outlook for 2003?

A.   Given current interest rate levels and equity market valuations, we at Salomon continue to have a positive outlook on the U.S. equity market. We believe that steady economic growth, low inflation and an improvement in corporate profits should lead to higher equity market levels. Although selected economic

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

reports in the month of December have brought into question the sustainability of the recovery, we still expect continued economic growth, albeit at a slower pace than envisioned previously. That said, we are watching the consumer carefully. The consumer has sustained the economic recovery thus far, and the question remains how much longer the consumer can continue doing so.

We believe that possible future stimulative measures proposed by the Bush administration, coupled with the historically low interest rates, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the portfolio is well positioned in the current market environment.

PACIFIC SELECT FUND

BLUE CHIP PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 92.32%

Autos & Transportation - 0.39%

Harley-Davidson Inc	49,000	$2,263,800

Consumer Discretionary - 12.35%

Bed Bath & Beyond Inc *	135,000	4,661,550
Carnival Corp	174,000	4,341,300
Clear Channel Communications Inc *	156,000	5,817,240
Costco Wholesale Corp *	56,000	1,571,360
Home Depot Inc	384,000	9,200,640
Kohl’s Corp *	104,000	5,818,800
Limited Brands Inc	84,000	1,170,120
Omnicom Group Inc	42,000	2,713,200
Target Corp	187,000	5,610,000
The Gap Inc	187,000	2,902,240
Viacom Inc ‘B’ *	254,000	10,353,040
Wal-Mart Stores Inc	353,000	17,830,030

		71,989,520

Consumer Staples - 6.55%

Anheuser-Busch Cos Inc	93,000	4,501,200
Colgate-Palmolive Co	145,000	7,602,350
PepsiCo Inc	94,000	3,968,680
Procter & Gamble Co	104,000	8,937,760
Sysco Corp	259,000	7,715,610
The Coca-Cola Co	125,000	5,477,500

		38,203,100

Diversified - 3.64%

General Electric Co	711,000	17,312,850
Schlumberger Ltd	93,000	3,914,370

		21,227,220

Energy - 0.68%

ENSCO International Inc	135,000	3,975,750

Financial Services - 21.95%

American Express Co	187,000	6,610,450
American International Group Inc	192,000	11,107,200
Bank of America Corp	176,000	12,244,320
Citigroup Inc	498,000	17,524,620
Fannie Mae	145,000	9,327,850
Fifth Third Bancorp	130,000	7,611,500
First Data Corp	218,000	7,719,380
Fiserv Inc *	156,000	5,296,200
Freddie Mac	131,000	7,735,550
Goldman Sachs Group Inc	83,000	5,652,300
J.P. Morgan Chase & Co	187,000	4,488,000
Merrill Lynch & Co Inc	156,000	5,920,200
Morgan Stanley	187,000	7,465,040
Prudential Financial Inc	125,000	3,967,500
SLM Corp	47,000	4,881,420
Wells Fargo & Co	222,000	10,405,140

		127,956,670

Health Care - 19.30%

Allergan Inc	93,000	5,358,660
Amgen Inc *	161,000	7,782,740
Boston Scientific Corp *	135,000	5,740,200
Cardinal Health Inc	119,000	7,043,610
Forest Laboratories Inc *	57,000	5,598,540
HCA Inc	176,000	7,304,000
Johnson & Johnson	320,000	17,187,200
Medtronic Inc	213,000	9,712,800
Pfizer Inc	631,000	19,289,670
Pharmacia Corp	109,000	4,556,200
St. Jude Medical Inc *	94,000	3,733,680
UnitedHealth Group Inc	93,000	7,765,500
Wyeth	176,000	6,582,400
Zimmer Holdings Inc *	116,000	4,816,320

		112,471,520

Integrated Oils - 3.57%

Exxon Mobil Corp	535,000	18,692,900
Transocean Inc	90,000	2,088,000

		20,780,900

Materials & Processing - 2.11%

Air Products & Chemicals Inc	93,000	3,975,750
Alcoa Inc	145,000	3,303,100
E.I. du Pont de Nemours & Co	36,000	1,526,400
Masco Corp	166,000	3,494,300

		12,299,550

Producer Durables - 4.01%

Applied Materials Inc *	540,000	7,036,200
KLA-Tencor Corp *	88,000	3,112,560
Lockheed Martin Corp	95,000	5,486,250
United Technologies Corp	125,000	7,742,500

		23,377,510

Technology - 14.32%

Analog Devices Inc *	156,000	3,723,720
Cisco Systems Inc *	934,000	12,235,400
Dell Computer Corp *	380,000	10,161,200
Hewlett-Packard Co	176,000	3,055,360
Intel Corp	332,000	5,169,240
International Business Machines Corp	88,000	6,820,000
Linear Technology Corp	99,000	2,546,280
Maxim Integrated Products Inc	32,000	1,057,280
Microchip Technology Inc	208,000	5,085,600
Micron Technology Inc *	166,000	1,616,840
Microsoft Corp *	415,000	21,455,500
Oracle Corp *	368,000	3,974,400
Texas Instruments Inc	176,000	2,641,760
Veritas Software Corp *	114,000	1,780,680
Xilinx Inc *	104,000	2,142,400

		83,465,660

Utilities - 3.45%

AT&T Corp	104,000	2,715,440
BellSouth Corp	73,000	1,888,510
Duke Energy Corp	151,000	2,950,540
FPL Group Inc	52,000	3,126,760
SBC Communications Inc	239,000	6,479,290
The Southern Co	104,000	2,952,560

		20,113,100

Total Common Stocks (Cost $ 634,890,557)		538,124,300

FOREIGN COMMON STOCKS - 2.31%

Barbados - 0.63%

Nabors Industries Ltd *	104,000	3,668,080

Canada - 0.59%

Canadian National Railway Co	83,000	3,449,480

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

BLUE CHIP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

Finland - 0.44%

Nokia OYJ ADR	166,000	$2,573,000

United Kingdom - 0.65%

Vodafone Group PLC ADR	208,000	3,768,960

Total Foreign Common Stocks (Cost $15,052,101)		13,459,520

	Principal Amount

SHORT-TERM INVESTMENTS - 5.14%

U.S. TREASURY BILL - 0.34%

1.180% due 03/20/03 **	$2,000,000	1,994,887

Total U.S. Treasury Bill		1,994,887

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 4.80%

State Street Bank and Trust Co 1.180% due 01/02/03 (Dated 12/31/02, repurchase price Of $27,940,832; collateralized by Federal Home Loan Bank—market value $28,500,380 and due 11/17/03)	27,939,000	27,939,000

Total Securities Held Under Repurchase Agreement		27,939,000

Total Short-Term Investments (Cost $29,933,887)		29,933,887

TOTAL INVESTMENTS - 99.77% (Cost $679,876,545)		581,517,707

OTHER ASSETS AND LIABILITIES, NET - 0.23%		1,355,382

NET ASSETS - 100.00%		$582,873,089

Note to Schedule of Investments

(a) Securities with an approximate aggregate market value of $558,568 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	Number of Contracts	Unrealized Depreciation

S&P 500 (03/03)	35	($110,620)

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

AGGRESSIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 96.19%

Autos & Transportation - 4.92%

C.H. Robinson Worldwide Inc	8,600	$268,320
Expeditors Int’l of Washington Inc	17,240	562,886
Gentex Corp *	21,570	682,475
Lear Corp *	10,800	359,424
Superior Industries International Inc	8,600	355,696

		2,228,801

Consumer Discretionary - 26.20%

Apollo Group Inc ‘A’ *	5,439	239,316
Bed Bath & Beyond Inc *	21,600	745,848
Best Buy Co Inc *	17,300	417,795
Brinker International Inc *	300	9,675
CBRL Group Inc	10,810	325,705
CDW Computer Centers Inc *	26,950	1,181,758
ChoicePoint Inc *	6,500	256,685
Cintas Corp	10,800	494,100
Dollar Tree Stores Inc *	21,600	530,712
eBay Inc *	3,800	257,716
Fastenal Co	21,540	805,380
Fisher Scientific International Inc *	27,000	812,160
Hispanic Broadcasting Corp *	21,100	433,605
Iron Mountain Inc *	8,490	280,255
Kohl’s Corp *	4,290	240,026
Lamar Advertising Co *	8,600	289,390
Pacific Sunwear of California Inc *	35,550	628,880
Regis Corp	10,800	280,692
Robert Half International Inc *	48,490	781,174
Sonic Corp *	10,790	221,087
Starbucks Corp *	10,770	219,493
The Cheesecake Factory Inc *	6,500	234,975
The Men’s Wearhouse Inc *	10,600	181,790
The TJX Cos Inc	11,300	220,576
Too Inc *	21,570	507,326
Westwood One Inc *	10,800	403,488
Williams-Sonoma Inc *	32,340	878,031

		11,877,638

Energy - 9.26%

Cal Dive International Inc *	21,570	506,895
Cooper Cameron Corp *	5,630	280,487
ENSCO International Inc	16,200	477,090
National-Oilwell Inc *	21,560	470,870
Newfield Exploration Co *	10,800	389,340
Patterson-UTI Energy Inc *	32,340	975,698
Pride International Inc *	48,500	722,650
Varco International Inc *	21,600	375,840

		4,198,870

Financial Services - 19.21%

Affiliated Computer Services Inc ‘A’ *	27,000	1,421,550
Brown & Brown Inc	16,200	523,584
Doral Financial Corp	16,150	461,890
DST Systems Inc *	16,700	593,685
Federated Investors Inc ‘B’	10,780	273,489
Fiserv Inc *	28,370	963,161
HCC Insurance Holdings Inc	26,940	662,724
Investors Financial Services Corp	25,940	710,497
Legg Mason Inc	5,300	257,262
Moody’s Corp	4,600	189,934
Paychex Inc	32,400	903,960
SEI Investments Co	4,000	108,720
Southwest Bancorp of Texas Inc *	6,190	178,334
SunGard Data Systems Inc *	37,710	888,448
TCF Financial Corp	7,580	331,170
Waddell & Reed Financial Inc ‘A’	12,070	237,417

		8,705,825

Health Care - 20.29%

AmerisourceBergen Corp	17,300	939,563
Biomet Inc	8,600	246,476
Caremark Rx Inc *	56,100	911,625
Community Health Systems Inc *	36,200	745,358
Express Scripts Inc ‘A’ *	21,560	1,035,742
First Health Group Corp *	43,110	1,049,728
Health Management Associates Inc ‘A’	53,900	964,810
LifePoint Hospitals Inc *	19,400	580,661
Lincare Holdings Inc *	16,150	510,663
Medicis Pharmaceutical Corp ‘A’ *	21,600	1,072,872
Patterson Dental Co *	4,780	209,077
ResMed Inc *	21,600	660,312
Varian Medical Systems Inc *	5,400	267,840

		9,194,727

Materials & Processing - 4.19%

Jacobs Engineering Group Inc *	39,940	1,421,864
The Valspar Corp	10,800	477,144

		1,899,008

Producer Durables - 4.20%

Alliant Techsystems Inc *	10,800	673,380
Danaher Corp	16,200	1,064,340
Lam Research Corp *	80	864
Molex Inc ‘A’	8,400	167,076

		1,905,660

Technology - 7.92%

CACI International Inc ‘A’ *	7,000	249,480
Intuit Inc *	12,900	605,268
L-3 Communications Holdings Inc *	10,800	485,028
Linear Technology Corp	12,900	331,788
Microchip Technology Inc	16,190	395,846
National Instruments Corp *	12,900	419,121
QLogic Corp *	5,400	186,354
The Reynolds & Reynolds Co ‘A’	10,800	275,076
UTStarcom Inc *	32,380	642,095

		3,590,056

Total Common Stocks (Cost $44,663,722)		43,600,585

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

AGGRESSIVE GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

SHORT-TERM INVESTMENT - 3.82%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 3.82%

State Street Bank and Trust Co 1.180% due 01/02/03 (Dated 12/31/02, repurchase price of $1,730,113; collateralized by Federal Home Loan Bank—market value $1,765,000 and due 01/14/04)	$1,730,000	$1,730,000

Total Securities Held Under Repurchase Agreement		1,730,000

Total Short-Term Investment (Cost $1,730,000)		1,730,000

TOTAL INVESTMENTS - 100.01% (Cost $46,393,722)		45,330,585

OTHER ASSETS AND LIABILITIES, NET - (0.01%)		(5,018)

NET ASSETS - 100.00%		$45,325,567

See Notes to Financial Statements

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

PREFERRED STOCKS - 7.32%

Brazil - 7.32%

Cia Energetica de Minas Gerais	157,566,096	$1,177,295
Empresa Brasileria de Aeronautica SA	1,575,900	6,232,373
Lojas Americanas SA	481,767,000	1,252,050
Sadia SA	3,776,000	1,450,667
Telemar Norte Leste SA ‘A’	60,832,000	773,288

		10,885,673

Total Preferred Stocks (Cost $10,131,036)		10,885,673

COMMON STOCKS - 81.38%

Argentina - 0.19%

Siderca SAIC ADR	19,700	278,978

Brazil - 3.84%

Cia de Bebidas das Americas ADR	132,700	2,064,812
Cia Paranaense de Energia ‘P’ ADR	229,000	643,490
Saneamento Basico do Sao Paulo	21,672,200	563,232
Saneamento Basico do Sao Paulo ADR *	116,100	748,845
Tele Norte Leste Participacoes SA	172,218,208	972,984
Uniao de Bancos Brasileiros SA GDR	65,400	716,130

		5,709,493

Croatia - 2.92%

Pliva DD GDR	305,300	4,335,260

Egypt - 3.01%

Commercial International Bank GDR	297,100	1,589,485
Eastern Tobacco	149,200	1,859,039
Medinet Nasr for Housing & Development	178,800	854,996
Mobinil-Egyptian Mobile Netork	25,629	171,653

		4,475,173

Greece - 1.65%

Greek Organization of Football Prognostics SA	129,500	1,373,217
Intralot SA	84,900	1,073,204

		2,446,421

Hong Kong - 4.08%

China Merchants Holdings Int’l Co Ltd	566,000	395,550
Dairy Farm International Holdings Ltd *	1,238,900	1,176,955
Hong Kong Exchanges & Clearing Ltd	816,000	1,025,428
Shaw Brothers Ltd	1,071,000	1,098,673
Television Broadcasts Ltd	676,900	2,135,249
The Hong Kong & Shanghai Hotels	569,500	240,989

		6,072,844

Hungary - 0.79%

Danubius Hotel & Spa RT	65,500	1,165,947

India - 21.59%

Asian Paints Ltd	372,700	2,523,401
Bharat Petroleum Corp Ltd	1,050,200	4,747,254
Dr. Reddy’s Laboratories Ltd	139,500	2,612,970
Dr. Reddy’s Laboratories Ltd ADR	68,000	1,314,440
Housing Development Finance Corp	696,400	5,202,304
ICICI Bank Ltd ADR	634,200	4,122,300
ITC Ltd	256,800	3,536,824
Kotak Mahindra Finance Ltd	132,500	476,531
NIIT Ltd	488,700	1,908,428
Sun Pharmaceuticals Industries Ltd	146,400	1,836,794
United Breweries Holdings Ltd *	538,000	338,285
United Breweries Ltd *	261,300	617,149
Videsh Sanchar Nigam Ltd ADR	61,100	250,511
ZEE Telefilms Ltd	1,287,100	2,617,149

		32,104,340

Indonesia - 0.77%

Aneka Tambang Tbk PT	14,285,000	957,654
Hero Supermarket Tbk PT *	153,000	18,804
Ramayana Lestari Sentosa Tbk PT	611,500	172,518

		1,148,976

Lebanon - 2.25%

Solidere GDR *	679,600	3,347,030

Malaysia - 0.94%

British American Tobacco Malaysia Bhd	131,800	1,231,289
Road Builder (M) Holdings Bhd	188,000	161,284

		1,392,573

Mexico - 8.54%

Corporacion GEO SA de CV ‘B’ *	932,400	1,714,037
G. Accion SA de CV ‘B’ *	457,000	208,927
Grupo Casa Saba SA de CV ADR *	120,100	1,269,457
Grupo Financiero Banorte SA de CV ‘O’	1,648,700	4,046,376
Grupo Financiero Inbursa SA ‘O’ *	1,371,800	1,148,668
Grupo Televisa SA ADR *	154,300	4,309,599

		12,697,064

Philippines - 0.59%

Jollibee Foods Corp	1,727,500	590,557
SM Prime Holdings Inc	3,253,000	289,440

		879,997

Portugal - 2.22%

Jeronimo Martins SGPS SA *	175,500	1,280,589
Portugal Telecom SGPS SA	108,500	746,138
Portugal Telecom SGPS SA ADR	187,500	1,280,625

		3,307,352

Singapore - 1.84%

Courts Singapore Ltd	640,000	170,645
Singapore Press Holdings Ltd	244,300	2,563,277

		2,733,922

South Africa - 2.13%

ABSA Group Ltd	57,882	213,415
Iscor Ltd	78,452	194,517
Johnnic Holdings Ltd *	62,962	334,333
Pick’n Pay Stores Ltd	228,980	355,339
Sanlam Ltd	2,333,700	2,069,438

		3,167,042

South Korea - 8.48%

AmorePacific Corp *	12,293	1,067,560
Hyundai Heavy Industries *	271,500	4,360,756
LG Home Shopping Inc *	65,580	3,815,202
PKL Corp *	497,700	1,665,924
SK Corp *	154,110	1,702,155

		12,611,597

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

Taiwan - 8.30%

Chinatrust Financial Holding Co Ltd *	960	$784
Compal Electronics Inc	750	779
Fubon Financial Holdings Co Ltd	2,126,611	1,693,924
Fubon Financial Holdings Co Ltd GDR	293,700	2,387,781
Hon Hai Precision Industry Co Ltd	342,960	1,187,740
Lite-On Technology Corp	1,350,000	1,523,377
MediaTek Inc	800	6,580
President Chain Store Corp	1,519,221	2,301,850
Synnex Technology International Corp	2,141,000	3,243,939
Taiwan Semiconductor Manufacturing Co Ltd *	620	762

		12,347,516

Thailand - 1.65%

Advanced Info Service PCL	125,100	103,694
BEC World PLC +	52,500	248,319
Kiatnakin Finance PCL+	721,000	543,299
Tisco Finance PCL + *	3,006,000	1,561,196

		2,456,508

Turkey - 3.02%

Aksigorta AS	664,557,632	1,861,562
Haci Omer Sabanci Holding AS ADR *	2,240,100	1,971,288
Hurriyet Gazetecilik ve Matbaacilik AS *	250,870,499	657,402

		4,490,252

United Kingdom - 2.58%

Amdocs Ltd *	209,100	2,053,362
Antofagasta PLC	172,500	1,737,398
Old Mutual PLC (JSE) +	56,608	40,687

		3,831,447

Total Common Stocks (Cost $126,103,027)		120,999,732

	Principal Amount

SHORT-TERM INVESTMENT - 7.05%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 7.05%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $10,481,855; collateralized by U.S. Treasury Notes - market value $10,695,218 and due 11/15/04)	$10,481,418	10,481,418

Total Securities Held Under Repurchase Agreement		10,481,418

Total Short-Term Investment (Cost $10,481,418)		10,481,418

TOTAL INVESTMENTS - 95.75% (Cost $146,715,481)		142,366,823

OTHER ASSETS AND LIABILITIES, NET - 4.25%		6,322,904

NET ASSETS - 100.00%		$148,689,727

Note to Schedule of Investments

(a) At December 31, 2002, the portfolio’s investments were diversified as a percentage of net assets as follows:

Financial Services	22.7%

Consumer Discretionary	18.8%

Technology	7.8%

Consumer Staples	7.1%

Short-Term Investment	7.1%

Health Care	6.8%

Diversified	5.1%

Utilities	5.0%

Autos & Transportation	4.3%

Integrated Oils	4.3%

Other	4.3%

Materials & Processing	3.7%

Producer Durables	3.0%

Total	100.0%

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 89.26%

Autos & Transportation - 0.24%

Navistar International Corp *	21,100	$512,941

Consumer Discretionary - 14.15%

Amazon.com Inc *	151,500	2,861,835
AOL Time Warner Inc *	182,050	2,384,855
AutoNation Inc *	75,000	942,000
Carnival Corp	57,000	1,422,150
Costco Wholesale Corp *	82,500	2,314,950
Entercom Communications Corp *	9,900	464,508
Fox Entertainment Group Inc ‘A’ *	33,000	855,690
General Motors Corp ‘H’ *	141,300	1,511,910
Knight-Ridder Inc	10,800	683,100
Liberty Media Corp ‘A’ *	215,592	1,927,392
Lowe’s Cos Inc	67,300	2,523,750
McDonald’s Corp	19,500	313,560
Radio One Inc ‘D’ *	55,100	795,093
RadioShack Corp	55,300	1,036,322
Robert Half International Inc *	40,300	649,233
Sabre Holdings Corp *	52,900	958,019
Starwood Hotels & Resorts Worldwide Inc	24,200	574,508
The Interpublic Group of Cos Inc	30,000	422,400
TMP Worldwide Inc *	33,800	382,278
USA Interactive *	156,200	3,570,732
VeriSign Inc *	74,000	593,480
Wal-Mart Stores Inc	45,900	2,318,409
Williams-Sonoma Inc *	24,000	651,600

		30,157,774

Consumer Staples - 5.20%

Anheuser-Busch Cos Inc	25,700	1,243,880
Campbell Soup Co	124,600	2,924,362
PepsiCo Inc	131,100	5,535,042
Philip Morris Cos Inc	34,100	1,382,073

		11,085,357

Diversified - 2.95%

General Electric Co	258,700	6,299,345

Energy - 4.33%

Baker Hughes Inc	180,100	5,797,419
BJ Services Co *	51,700	1,670,427
El Paso Corp	120,400	837,984
Williams Cos Inc	344,700	930,690

		9,236,520

Financial Services - 18.51%

American International Group Inc	18,100	1,047,085
AmeriCredit Corp *	71,800	555,732
Bank One Corp	175,200	6,403,560
CheckFree Corp *	45,100	721,645
Cincinnati Financial Corp	42,700	1,603,385
Concord EFS Inc *	58,000	912,920
General Growth Properties Inc	14,400	748,800
Household International Inc	41,800	1,162,458
J.P. Morgan Chase & Co	170,100	4,082,400
SLM Corp	124,600	12,940,956
The Hartford Financial Services Group Inc	38,300	1,739,969
The PMI Group Inc	68,300	2,051,732
Washington Mutual Inc	158,900	5,486,817

		39,457,459

Health Care - 17.26%

Allergan Inc	102,700	5,917,574
Becton Dickinson & Co	63,900	1,961,091
Forest Laboratories Inc *	101,700	9,988,974
Genentech Inc *	19,000	630,040
Guidant Corp *	72,200	2,227,370
Lincare Holdings Inc *	68,900	2,178,618
Medtronic Inc	49,600	2,261,760
Pfizer Inc	380,700	11,637,999

		36,803,426

Integrated Oils - 3.40%

ChevronTexaco Corp	16,700	1,110,216
Exxon Mobil Corp	105,600	3,689,664
Unocal Corp	79,900	2,443,342

		7,243,222

Materials & Processing - 4.30%

Air Products & Chemicals Inc	67,800	2,898,450
American Standard Cos Inc *	25,400	1,806,956
Bowater Inc	29,200	1,224,940
E.I. du Pont de Nemours & Co	30,700	1,301,680
Fluor Corp	45,000	1,260,000
Newmont Mining Corp	23,600	685,108

		9,177,134

Producer Durables - 3.00%

Agilent Technologies Inc *	44,500	799,220
Applied Materials Inc *	128,300	1,671,749
Emerson Electric Co	7,200	366,120
KLA-Tencor Corp *	28,100	993,897
Lam Research Corp *	41,700	450,360
Polycom Inc *	58,300	555,016
Teradyne Inc *	29,700	386,397
United Technologies Corp	18,800	1,164,472

		6,387,231

Technology - 7.83%

Altera Corp *	45,000	555,300
Applera Corp-Applied Biosystems Group	135,800	2,381,932
Applied Micro Circuits Corp *	88,000	324,720
Broadcom Corp ‘A’ *	30,000	451,800
Cadence Design Systems Inc *	62,000	730,980
Cisco Systems Inc *	151,600	1,985,960
International Business Machines Corp	14,700	1,139,250
JDS Uniphase Corp *	215,000	531,050
Macromedia Inc *	31,200	332,280
Microsoft Corp *	102,700	5,309,590
Network Associates Inc *	41,400	666,126
PMC-Sierra Inc *	6,400	35,584
QUALCOMM Inc *	35,000	1,273,650
Raytheon Co	9,100	279,825
Seagate Technology *	15,100	162,023
Veritas Software Corp *	34,400	537,328

		16,697,398

Utilities - 8.09%

AT&T Corp	80,420	2,099,766
Cablevision Systems Corp ‘A’ *	251,009	4,201,891
Comcast Corp ‘A’ *	10,440	246,071
Cox Communications Inc ‘A’ *	30,300	860,520
Kinder Morgan Inc	27	1,141
Kinder Morgan Management LLC *	28,884	912,452
NiSource Inc	63,700	1,274,000
Pinnacle West Capital Corp	33,800	1,152,242
Sprint Corp-FON Group	205,400	2,974,192

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Sprint Corp-PCS Group *	548,400	$2,401,992
The AES Corp *	370,600	1,119,212

		17,243,479

Total Common Stocks (Cost $235,978,761)		190,301,286

FOREIGN COMMON STOCKS - 7.45%

Barbados - 1.21%

Everest Re Group Ltd	12,900	713,370
Weatherford International Ltd *	46,900	1,872,717

		2,586,087

Bermuda - 2.16%

Ingersoll-Rand Co ‘A’	31,700	1,365,002
Tyco International Ltd	82,000	1,400,560
XL Capital Ltd ‘A’	23,900	1,846,275

		4,611,837

Canada - 0.24%

Canadian National Railway Co	5,600	232,736
Nova Chemicals Corp	15,200	278,160

		510,896

France - 0.30%

Vivendi Universal SA ADR	39,200	629,944

Germany - 0.28%

Siemens AG ADR	14,000	589,820

Netherlands - 0.79%

ASML Holding NV ‘NY’ *	44,000	367,840
Royal Dutch Petroleum Co ‘NY’	30,100	1,325,002

		1,692,842

United Kingdom - 2.47%

Amdocs Ltd *	61,000	599,020
AstraZeneca PLC ADR	132,700	4,656,443

		5,255,463

Total Foreign Common Stocks (Cost $20,031,000)		15,876,889

	Principal Amount

SHORT-TERM INVESTMENT - 3.15%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 3.15%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $6,711,280; collateralized by U.S. Treasury Bonds - market value $6,852,381 and due 08/15/20)	$6,711,000	6,711,000

Total Securities Held Under Repurchase Agreement		6,711,000

Total Short-Term Investment (Cost $6,711,000)		6,711,000

TOTAL INVESTMENTS - 99.86% (Cost $262,720,761)		212,889,175

OTHER ASSETS AND LIABILITIES, NET - 0.14%		307,586

NET ASSETS - 100.00%		$213,196,761

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 92.23%

Autos & Transportation - 3.07%

America West Holdings Corp ‘B’ *	45,000	$81,000
Bandag Inc	50,500	1,953,340
BorgWarner Inc	34,800	1,754,616
ExpressJet Holdings Inc *	281,000	2,880,250
Hub Group Inc ‘A’ *	62,000	297,600
Oshkosh Truck Corp	14,100	867,150
Polaris Industries Inc	30,200	1,769,720
SCS Transportation Inc *	8,300	82,253
U.S. Xpress Enterprises Inc ‘A’ *	104,000	911,040
Werner Enterprises Inc	72,866	1,568,805

		12,165,774

Consumer Discretionary - 21.98%

Acclaim Entertainment Inc *	487,300	321,618
ACME Communications Inc *	48,000	382,560
ADVO Inc *	49,300	1,618,519
American Eagle Outfitters Inc *	203,700	2,806,986
American Greetings Corp ‘A’ *	58,200	919,560
AMN Healthcare Services Inc *	47,400	801,534
ANC Rental Corp *	301,200	15,060
Arbitron Inc *	80,200	2,686,700
Borders Group Inc *	87,400	1,407,140
California Pizza Kitchen Inc *	139,000	3,502,800
Carriage Services Inc *	307,500	1,223,850
CEC Entertainment Inc *	71,000	2,179,700
Charlotte Russe Holding Inc *	116,500	1,236,065
Charter Communications Inc ‘A’ *	292,400	345,032
Christopher & Banks Corp *	49,000	1,016,750
CNET Networks Inc *	287,600	779,396
CoStar Group Inc *	198,100	3,654,945
Cumulus Media Inc ‘A’ *	68,300	1,015,621
DeVry Inc *	54,000	896,940
DoubleClick Inc *	120,000	679,200
EarthLink Inc *	424,200	2,311,890
Emmis Communications Corp ‘A’ *	142,800	2,974,524
Entercom Communications Corp *	49,800	2,336,616
Entravision Communications Corp ‘A’ *	150,000	1,497,000
Gaiam Inc *	102,700	1,064,999
Galyans Trading Co Inc *	22,800	228,000
Genesco Inc *	77,400	1,441,962
Gray Television Inc	95,500	931,125
Heska Corp *	125,000	43,750
Insight Communications Co Inc *	369,000	4,568,220
International Speedway Corp ‘A’	51,000	1,901,790
Kellwood Co	32,500	845,000
Landry’s Restaurants Inc	88,600	1,881,864
Libbey Inc	67,400	1,752,400
Lithia Motors Inc ‘A’ *	72,400	1,135,956
LoJack Corp *	150,000	741,000
Martha Stewart Living Omnimedia Inc ‘A’ *	127,400	1,257,438
Media General Inc ‘A’	19,100	1,145,045
Pixar Inc *	28,400	1,504,916
ProQuest Co *	89,500	1,754,200
Radio One Inc ‘A’ *	92,700	1,355,274
Radio One Inc ‘D’ *	341,800	4,932,174
Regent Communications Inc *	97,200	574,452
Resources Connection Inc *	72,600	1,685,046
Ruby Tuesday Inc	312,000	5,394,480
School Specialty Inc *	76,700	1,532,466
Speedway Motorsports Inc	146,600	3,779,348
Steiner Leisure Ltd *	100,900	1,406,546
THQ Inc *	169,050	2,239,912
Vans Inc *	180,000	1,022,400
WESCO International Inc *	155,000	850,950
West Corp *	50,000	830,000
Williams-Sonoma Inc *	51,800	1,406,370
XM Satellite Radio Holdings Inc ‘A’ *	119,000	320,110
Young Broadcasting Inc ‘A’ *	77,000	1,014,090

		87,151,289

Consumer Staples - 2.39%

Adolph Coors Co ‘B’	25,500	1,561,875
International Multifoods Corp *	67,800	1,436,682
Performance Food Group Co *	94,400	3,205,730
Robert Mondavi Corp ‘A’ *	33,000	1,023,000
The Hain Celestial Group Inc *	70,600	1,073,120
Tootsie Roll Industries Inc	37,742	1,157,925

		9,458,332

Energy - 3.76%

Cabot Oil & Gas Corp	95,900	2,376,402
Helmerich & Payne Inc	122,700	3,424,557
Hydril Co *	150,800	3,554,356
Newpark Resources Inc *	242,600	1,055,310
Noble Energy Inc	26,800	1,006,340
Patterson-UTI Energy Inc *	23,900	721,063
Premcor Inc *	64,000	1,422,720
Spinnaker Exploration Co *	61,800	1,362,690

		14,923,438

Financial Services - 18.35%

American Capital Strategies Ltd	209,000	4,512,310
AmeriCredit Corp *	861,900	6,671,106
Annaly Mortgage Management Inc	366,000	6,880,800
Anthracite Capital Inc	189,500	2,065,550
BOK Financial Corp *	132,982	4,307,287
Citizens Banking Corp MI	135,000	3,345,300
Community First Bankshares Inc	120,000	3,175,200
Credit Acceptance Corp *	151,900	969,274
Cullen/Frost Bankers Inc	48,600	1,589,220
Digital Insight Corp *	135,600	1,178,364
Fair Issac & Co Inc CA	37,679	1,608,893
Fidelity Bankshares Inc	62,247	1,114,221
First Community Bancorp CA	9,000	296,379
First Midwest Bancorp Inc IL	137,500	3,672,625
Harbor Florida Bancshares Inc	53,000	1,193,560
Homestore Inc *	758,000	644,300
IndyMac Bancorp Inc *	267,000	4,936,830
Medallion Financial Corp	160,000	624,000
MeriStar Hospitality Corp	196,600	1,297,560
MFA Mortgage Investments Inc	238,000	1,999,200
Pan Pacific Retail Properties Inc	10,500	383,565
Philadelphia Consolidated Holding Corp *	56,100	1,985,940
Provident Bankshares Corp	105,870	2,446,762
San Juan Basin Royalty Trust	110,000	1,507,000
SL Green Realty Corp	122,400	3,867,840
Sterling Bancshares Inc TX	4,800	58,656
The First American Corp	173,500	3,851,700
Umpqua Holdings Corp	35,600	649,700
W.R. Berkley Corp	149,450	5,919,714

		72,752,856

Health Care - 7.03%

ACLARA BioSciences Inc *	156,800	329,280
American Pharmaceutical Partners Inc *	108,500	1,931,300
Amylin Pharmaceuticals Inc *	59,100	953,874
Antigenics Inc *	183,000	1,873,920
Aspect Medical Systems Inc *	182,500	618,675
ChromaVision Medical Systems Inc *	380,000	505,400
Conceptus Inc *	128,400	1,538,232
CTI Molecular Imaging Inc *	83,000	2,046,780
Diversa Corp *	84,400	763,820
Genaissance Pharmaceuticals Inc *	114,400	99,528
ILEX Oncology Inc *	136,000	960,160

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Illumina Inc *	181,000	$609,970
Lexicon Genetics Inc TX *	151,000	714,230
MedSource Technologies Inc *	53,200	345,268
Orthodontic Centers of America Inc *	51,600	562,956
Protein Design Labs Inc *	137,100	1,165,350
Quintiles Transnational Corp *	26,000	314,600
Scios Inc *	86,900	2,831,202
SICOR Inc *	45,900	727,515
Tanox Inc *	162,100	1,467,005
Transkaryotic Therapies Inc *	142,100	1,406,790
Triad Hospitals Inc *	56,200	1,676,446
Trimeris Inc *	41,000	1,766,690
Wright Medical Group Inc *	152,400	2,660,752

		27,869,743

Materials & Processing - 9.76%

AptarGroup Inc	178,000	5,560,720
Corn Products International Inc	121,700	3,666,821
Ferro Corp	346,500	8,464,995
GrafTech International Ltd *	159,800	952,408
Insignia Financial Group Inc *	200,000	1,450,000
Lyondell Chemical Co	95,900	1,212,176
Quanta Services Inc *	248,971	871,398
Spartech Corp	83,000	1,712,290
The Scotts Co ‘A’ *	116,800	5,727,872
Trammell Crow Co *	133,600	1,202,400
Wilson Greatbatch Technologies Inc *	185,900	5,428,280
York International Corp	96,500	2,467,505

		38,716,865

Producer Durables - 14.80%

Advanced Energy Industries Inc *	327,100	4,160,712
Astec Industries Inc *	54,900	545,157
Beazer Homes USA Inc *	14,300	866,580
Briggs & Stratton Corp	66,900	2,841,243
Cable Design Technologies Corp *	170,000	1,003,000
Columbus McKinnon Corp NY *	156,200	596,840
Credence Systems Corp *	406,700	3,794,511
Cummins Inc	37,000	1,040,810
Cymer Inc *	117,200	3,779,700
Donaldson Co Inc	43,200	1,555,200
Electro Scientific Industries Inc *	212,800	4,256,000
EMCORE Corp *	310,100	679,119
FEI Co *	278,800	4,262,852
Gardner Denver Inc *	68,400	1,388,520
Helix Technology Corp	253,400	2,838,080
Kulicke & Soffa Industries Inc *	639,400	3,657,368
LTX Corp *	630,500	3,801,915
MKS Instruments Inc *	136,500	2,242,695
Nanometrics Inc *	129,100	540,929
NVR Inc *	8,200	2,669,100
Pentair Inc	20,500	708,275
Photon Dynamics Inc *	105,900	2,414,520
Polycom Inc *	178,500	1,699,320
Power-One Inc *	317,900	1,802,493
Rayovac Corp *	72,800	970,424
Rudolph Technologies Inc *	54,100	1,036,556
Veeco Instruments Inc *	304,200	3,516,552
Zygo Corp *	4,900	34,251

		58,702,722

Technology - 6.46%

Advanced Fibre Communications Inc *	63,000	1,050,840
Alliance Fiber Optic Products Inc *	278,600	158,802
Alloy Inc *	137,900	1,510,005
Aspect Communications Corp *	341,000	968,440
Avanex Corp *	87,900	92,119
Carrier Access Corp *	183,100	73,240
Click Commerce Inc *	47,980	96,920
Exar Corp *	157,000	1,946,800
Gateway Inc *	1,019,600	3,201,544
Intergraph Corp *	83,600	1,484,736
Ixia *	272,300	993,895
Macromedia Inc *	85,000	905,250
MatrixOne Inc *	330,500	1,421,150
MIPS Technologies Inc ‘A’ *	165,700	502,071
MIPS Technologies Inc ‘B’ *	23,000	66,240
Monolithic System Technology Inc *	121,500	1,467,720
National Instruments Corp *	25,600	831,744
Newport Corp *	116,500	1,463,240
Novell Inc *	458,000	1,529,720
Pinnacle Systems Inc *	104,100	1,416,801
Power Integrations Inc *	120,400	2,046,800
Quest Software Inc *	77,300	796,963
TriQuint Semiconductor Inc *	91,992	390,046
UNOVA Inc *	200,000	1,200,000

		25,615,086

Utilities - 4.63%

Commonwealth Telephone Enterprises Inc *	44,700	1,602,048
Energen Corp	161,000	4,685,100
Mediacom Communications Corp *	394,500	3,475,545
New Jersey Resources Corp	70,650	2,231,834
South Jersey Industries Inc	75,700	2,499,614
Southwest Gas Corp	96,000	2,251,200
WGL Holdings Inc	67,900	1,624,168

		18,369,509

Total Common Stocks (Cost $522,967,993)		365,725,614

FOREIGN COMMON STOCKS - 3.87%

Barbados - 0.42%

Everest Re Group Ltd	30,300	1,675,590

Bermuda - 0.22%

Montpelier Re Holdings Ltd *	30,100	866,880

Canada - 1.92%

CP Ships Ltd	190,900	2,592,422
Fairmont Hotels & Resorts Inc	72,000	1,695,600
Nova Chemicals Corp	181,500	3,321,450

		7,609,472

Hong Kong - 0.02%

Novel Denim Holdings Ltd *	20,000	62,680

Netherlands - 0.75%

ASM International NV *	230,000	2,967,000

United Kingdom - 0.54%

Amdocs Ltd *	210,200	2,064,164
Bookham Technology PLC ADR *	97,900	97,900

		2,162,064

Total Foreign Common Stocks (Cost $16,733,965)		15,343,686

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL - CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

SHORT-TERM INVESTMENT - 3.88%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 3.88%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $15,391,595; collateralized by U.S. Treasury Notes—market value $15,700,450 and due 11/30/04)	$15,390,953	$15,390,953

Total Securities Held Under Repurchase Agreement		15,390,953

Total Short-Term Investment (Cost $15,390,953)		15,390,953

TOTAL INVESTMENTS - 99.98% (Cost $555,092,911)		396,460,253

OTHER ASSETS AND LIABILITIES, NET - 0.02%		66,294

NET ASSETS - 100.00%		$396,526,547

See Notes to Financial Statements

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

PREFERRED STOCK - 0.33%

Brazil - 0.33%

Cia Vale do Rio Doce ‘A’ ADR	58,000	$1,595,000

Total Preferred Stock (Cost $1,433,107)		1,595,000

COMMON STOCKS - 90.46%

Australia - 2.28%

Alumina Ltd	217,100	596,520
Australia & New Zealand Banking Group Ltd	151,100	1,470,054
BHP Billiton Ltd	57,991	330,062
Brambles Industries Ltd	91,300	240,623
Foster’s Group Ltd	681,316	1,719,216
National Australia Bank Ltd	91,203	1,623,764
QBE Insurance Group Ltd	189,700	866,950
The News Corp Ltd	215,291	1,385,917
WMC Resources Ltd *	217,100	513,738
Woolworths Ltd	385,200	2,462,410

		11,209,254

Brazil - 0.24%

Cia Vale do Rio Doce ADR	41,000	1,185,310

Canada - 2.57%

Abitibi-Consolidated Inc	119,100	918,075
Bank of Nova Scotia	29,400	983,861
BCE Inc	183,800	3,328,864
Placer Dome Inc	3,200	36,319
Suncor Energy Inc	80,500	1,263,568
TELUS Corp	142,000	1,457,359
The Thomson Corp	174,300	4,652,135

		12,640,181

Denmark - 0.17%

Novo-Nordisk A/S ‘B’	28,200	815,444

Finland - 1.91%

Nokia OYJ	456,300	7,257,901
UPM-Kymmene OYJ	66,500	2,136,442

		9,394,343

France - 9.74%

Accor SA	46,200	1,399,865
Air Liquide	23,062	3,043,548
BNP Paribas *	127,000	5,177,487
Bouygues *	176,030	4,919,746
Carrefour SA	20,000	890,945
Cie Generale D’Optique Essilor Int’l SA	38,739	1,596,379
Groupe Danone	19,500	2,624,645
LVMH Moet Hennessy Louis Vuitton SA	3,300	135,642
Pechiney SA ‘A’	26,300	923,358
Renault SA *	83,700	3,935,115
Sanofi-Synthelabo SA *	249,200	15,240,243
Schneider Electric SA	56,800	2,688,911
Societe Television Francaise 1	42,700	1,141,390
Vivendi Universal SA	259,400	4,191,375

		47,908,649

Germany - 3.66%

Aixtron AG	39,900	190,185
Allianz AG	13,100	1,239,208
Bayerische Motoren Werke AG	43,100	1,310,008
DaimlerChrysler AG *	57,500	1,759,764
Deutsche Telekom AG	247,900	3,180,502
EPCOS AG *	30,600	313,559
Infineon Technologies AG *	97,900	719,496
Infineon Technologies AG ADR *	800	5,752
Metro AG	53,300	1,287,072
Muenchener Rueckversicherungs AG *	15,600	1,865,504
SAP AG	7,400	580,364
Siemens AG	97,000	4,124,532
ThyssenKrupp AG	85,000	958,454
TUI AG	28,000	468,885

		18,003,285

Greece - 0.09%

Hellenic Telecommunications Org SA	40,000	440,958

Hong Kong - 2.77%

Cheung Kong Holdings Ltd	367,000	2,388,312
China Mobile Ltd *	375,500	893,188
Hang Lung Properties Ltd	920,000	890,684
Hang Seng Bank Ltd	205,800	2,190,344
Hong Kong Land Holdings Ltd	576,000	794,880
Hutchison Whampoa Ltd	330,200	2,066,264
Johnson Electric Holdings	1,231,000	1,349,625
Li & Fung Ltd	1,498,000	1,421,453
Sun Hung Kai Properties Ltd	126,000	746,451
Swire Pacific Ltd ‘A’	226,200	864,366

		13,605,567

Ireland - 0.78%

Allied Irish Banks PLC	69,896	943,716
CRH PLC	179,878	2,219,033
Irish Life & Permanent PLC	62,700	678,036

		3,840,785

Italy - 1.48%

Assicurazioni Generali SPA *	44,900	923,954
ENI SPA *	400,400	6,368,756

		7,292,710

Japan - 16.61%

Acom Co Ltd	36,200	1,189,084
Advantest Corp	62,900	2,818,395
Aeon Co Ltd	176,000	4,165,417
Aiful Corp	28,365	1,065,509
Canon Inc	53,000	1,995,368
Chubu Electric Power Co Inc	15,400	274,977
Chugai Pharmaceutical Co Ltd	131,300	1,249,634
Daiwa Securities Group Inc	306,000	1,358,225
Hirose Electric Co Ltd	21,600	1,648,244
Hitachi Ltd	233,000	892,908
Hoya Corp	32,300	2,260,701
Japan Airlines System Corps *	302,000	643,527
Japan Telecom Holdings Co Ltd	379	1,174,699
Keyence Corp	6,500	1,130,506
Mitsubishi Estate Co Ltd	247,000	1,880,637
Mitsubishi Heavy Industries Ltd	877,000	2,142,087
Mitsubishi Motors Corp *	474,000	1,018,024
Mitsui Fudosan Co Ltd	313,000	2,029,900
Mitsui Sumitomo Insurance Co Ltd	225,000	1,034,701
Murata Manufacturing Co Ltd	30,800	1,206,266
NEC Corp	471,000	1,761,341
Nikko Cordial Corp	468,000	1,576,687

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Nikon Corp *	19,000	$142,744
Nintendo Co Ltd	11,700	1,092,841
Nippon Telegraph & Telephone Corp	225	816,769
Nissan Motor Co Ltd	658,000	5,131,879
Nitto Denko Corp	33,900	965,064
Nomura Holdings Inc	188,000	2,112,288
NTT DoCoMo Inc	1,492	2,752,026
ORIX Corp	44,400	2,860,777
Rohm Co Ltd	32,400	4,123,339
Sankyo Co Ltd	97,300	1,220,245
Sekisui House Ltd	263,000	1,860,692
Shimamura Co Ltd	3,600	229,226
Shionogi & Co Ltd	176,000	2,487,392
Sony Corp	108,800	4,545,170
Sumitomo Forestry Co Ltd	98,000	541,464
Sumitomo Realty & Development Co Ltd	113,000	459,690
Suzuki Motor Corp	282,000	3,063,927
TDK Corp	46,500	1,872,063
The Kansai Electric Power Co Inc	68,600	1,035,962
THK Co Ltd	200	2,202
Tokyo Electron Ltd	108,800	4,920,879
Tokyu Corp	355,000	1,249,810
Toray Industries Inc	747,000	1,585,480
Ushio Inc	124,000	1,357,702
Yamato Transport Co Ltd	56,000	731,070

		81,677,538

Luxembourg - 0.17%

SES GLOBAL FDR	126,000	846,639

Mexico - 1.34%

America Movil SA de CV ‘L’ ADR	132,700	1,905,572
Telefonos de Mexico SA de CV ‘L’ ADR	146,600	4,688,268

		6,593,840

Netherlands - 10.16%

ABN Amro Holding NV	322,830	5,280,673
Aegon NV	640,843	8,248,786
ASML Holding NV *	21,200	177,173
ASML Holding NV ‘NY’ *	105,000	877,800
Hagemeyer NV	55,700	403,508
Heineken NV	190,500	7,440,222
ING Groep NV	162,900	2,760,403
Koninklijke Philips Electronics NV	88,800	1,556,960
Koninklijke Philips Electronics NV ‘NY’	13,500	238,680
Numico NV	37,700	474,975
Royal Dutch Petroleum Co	274,500	12,089,887
Royal Dutch Petroleum Co ‘NY’	16,700	735,134
Royal KPN NV *	701,200	4,564,377
STMicroelectronics NV *	190,100	3,728,266
STMicroelectronics NV ‘NY’	6,700	130,717
VNU NV	48,348	1,261,400

		49,968,961

New Zealand - 0.39%

Telecom Corp of New Zealand Ltd (OTC) *	814,400	1,930,128

Norway - 0.89%

Norsk Hydro ASA	24,400	1,093,689
Statoil ASA	387,200	3,269,893

		4,363,582

Russia - 0.25%

LUKOIL ADR	19,900	1,209,920

Singapore - 1.77%

DBS Group Holdings Ltd	73,000	462,931
DBS Group Holdings Ltd ADR ~	528,000	3,348,471
Singapore Airlines Ltd	180,000	1,058,457
Singapore Telecommunications Ltd	5,390,600	3,853,536

		8,723,395

South Korea - 2.04%

Samsung Electronics Co GDR	76,330	10,018,312

Spain - 2.13%

Altadis SA	48,000	1,095,592
Banco Bilbao Vizcaya Argentaria SA	464,200	4,444,756
Inditex SA	165,400	3,908,939
Telefonica SA *	112,443	1,007,000

		10,456,287

Sweden - 1.15%

Assa Abloy AB ‘B’	225,100	2,581,809
ForeningsSparbanken AB	200,300	2,378,174
Svenska Handelsbanken ‘A’	49,500	661,894

		5,621,877

Switzerland - 9.02%

Compagnie Financiere Richemont AG ‘A’	284,961	5,322,132
Credit Suisse Group *	149,687	3,250,767
Holcim Ltd	22,133	764,257
Holcim Ltd ‘B’	15,932	2,894,840
Nestle SA *	29,465	6,249,634
Novartis AG *	202,550	7,397,313
Roche Holding AG *	29,200	2,036,644
Swiss Reinsurance Co *	116,510	7,649,817
Swisscom AG	19,506	5,655,243
Synthes-Stratec Inc	1,612	989,558
UBS AG (SMI) *	44,330	2,156,491

		44,366,696

Taiwan - 0.47%

Hon Hai Precision Industry Co Ltd GDR ~	54,648	377,208
Taiwan Semiconductor Co Ltd ADR *	274,646	1,936,254

		2,313,462

United Kingdom - 18.38%

ARM Holdings PLC *	433,400	335,244
AstraZeneca PLC ADR	700	24,563
AstraZeneca PLC (FTSE)	36,500	1,305,799
AstraZeneca PLC (OMX)	408,900	14,423,281
BAE Systems PLC	1,371,205	2,740,024
Barclays PLC	300,000	1,861,282
BG Group PLC	675,100	2,915,635
BHP Billiton PLC	828,730	4,430,516
BOC Group PLC	122,100	1,747,266
Brambles Industries PLC	273,500	669,933
Centrica PLC	427,100	1,176,945
Compass Group PLC	200,000	1,063,590
GlaxoSmithKline PLC	48,000	922,036
HBOS PLC	244,400	2,579,722
Marks & Spencer Group PLC	172,762	876,978
mmO2 PLC *	1,181,000	842,158
National Grid Transco PLC	401,900	2,956,576
Pearson PLC	380,100	3,518,992
Prudential PLC	416,800	2,948,645
Reuters Group PLC	647,400	1,851,831
Royal Bank of Scotland Group PLC	318,900	7,646,941
Shire Pharmaceuticals Group PLC *	117,000	749,468
Smiths Group PLC	404,420	4,532,732
Standard Chartered PLC	273,200	3,108,248

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Tate & Lyle PLC	2,600	$13,198
Unilever PLC	439,400	4,184,830
Vodafone Group PLC	11,363,203	20,738,115
Vodafone Group PLC ADR	11,000	199,320

		90,363,868

Total Common Stocks (Cost $568,396,186)		444,790,991

	Principal Amount

SHORT-TERM INVESTMENT - 9.00%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 9.00%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $44,272,826; collateralized by U.S. Treasury Notes - market value $45,161,119 and due 07/31/04)	$44,270,982	44,270,982

Total Securities Held Under Repurchase Agreement		44,270,982

Total Short-Term Investment (Cost $44,270,982)		44,270,982

TOTAL INVESTMENTS - 99.79% (Cost $614,100,275)		490,656,973

OTHER ASSETS AND LIABILITIES, NET - 0.21%		1,036,304

NET ASSETS - 100.00%		$491,693,277

Notes to Schedule of Investments

(a) Forward foreign currency contracts outstanding at December 31, 2002 are summarized as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Appreciation (Depreciation)

Sell	CD	3,837,635	02/03	$(16,597)
Buy	ED	2,912,216	01/03	225,563
Buy		8,574,635	02/03	404,155
Buy		13,824,290	03/03	932,529
Sell		2,175,802	03/03	(137,059)
Buy		1,726,222	04/03	122,280
Buy		1,954,209	06/03	84,863
Sell	JY	352,028,670	01/03	(136,244)
Sell		750,171,030	02/03	(170,386)
Buy		254,373,000	03/03	68,266
Sell		1,343,357,866	03/03	(218,420)
Sell		207,215,640	04/03	(70,168)
Sell		240,660,840	06/03	(84,481)
Sell	MP	24,593,100	03/03	65,339

				$1,069,640

Principal amount denoted in the indicated currency:

CD—Canadian Dollar

ED—Eurodollar

JY—Japanese Yen

MP—Mexican New Peso

(b) At December 31, 2002, the portfolio’s investments were diversified as a percentage of net assets as follows:

Financial Services	19.8%
Utilities	14.4%
Technology	10.3%
Health Care	9.9%
Consumer Discretionary	9.6%
Short-Term Investment	9.0%
Materials & Processing	6.1%
Consumer Staples	5.5%
Integrated Oils	4.6%
Autos & Transportation	4.0%
Diversified	3.1%
Producer Durables	2.2%
Energy	1.3%
Other	0.2%

Total	100.0%

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

I-NET TOLLKEEPER PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 98.04%

Consumer Discretionary - 35.78%

AOL Time Warner Inc *	101,460	$1,329,126
Cendant Corp *	133,530	1,399,394
Clear Channel Communications Inc *	48,174	1,796,408
EchoStar Communications Corp ‘A’ *	25,700	572,082
Liberty Media Corp ‘A’ *	179,750	1,606,965
Metro-Goldwyn-Mayer Inc *	49,450	642,850
Sabre Holdings Corp *	24,080	436,089
TMP Worldwide Inc *	73,350	829,588
Univision Communications Inc ‘A’ *	67,620	1,656,690
Viacom Inc ‘B’ *	66,908	2,727,170
Westwood One Inc *	47,010	1,756,294
Williams-Sonoma Inc *	17,590	477,569

		15,230,225

Financial Services - 11.46%

CheckFree Corp *	58,650	938,459
First Data Corp	62,090	2,198,607
The Charles Schwab Corp	160,690	1,743,486

		4,880,552

Materials & Processing - 1.48%

Energizer Holdings Inc *	22,520	628,308

Producer Durables - 4.20%

Crown Castle International Corp *	348,470	1,306,762
W.W. Grainger Inc	9,390	484,055

		1,790,817

Technology - 34.15%

Avocent Corp *	28,600	635,492
Cisco Systems Inc *	93,150	1,220,265
Dell Computer Corp *	77,380	2,069,141
EMC Corp MA *	154,350	947,709
Integrated Circuit Systems Inc *	77,820	1,420,215
Intersil Corp ‘A’ *	24,170	336,930
Intuit Inc *	32,240	1,512,701
Microsoft Corp *	52,210	2,699,257
QUALCOMM Inc *	71,690	2,608,799
Texas Instruments Inc	46,560	698,866
Xilinx Inc *	18,790	387,074

		14,536,449

Utilities - 10.97%

Cablevision Systems Corp ‘A’ *	182,930	3,062,248
Cox Communications Inc ‘A’ *	56,560	1,606,304

		4,668,552

Total Common Stocks (Cost $63,971,863)		41,734,903

	Principal Amount

SHORT-TERM INVESTMENT - 3.32%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 3.32%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $1,411,059; collateralized by U.S. Treasury Notes—market value $1,442,179 and due 08/15/11)	$1,411,000	1,411,000

Total Securities Held Under Repurchase Agreement		1,411,000

Total Short-Term Investment (Cost $1,411,000)		1,411,000

TOTAL INVESTMENTS - 101.36% (Cost $65,382,863)		43,145,903

OTHER ASSETS AND LIABILITIES, NET - (1.36%)		(577,276)

NET ASSETS - 100.00%		$42,568,627

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

FINANCIAL SERVICES PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value
COMMON STOCKS - 89.57%

Financial Services - 89.57%

AFLAC Inc	27,800	$837,336
AMBAC Financial Group Inc	32,800	1,844,672
American Express Co	42,900	1,516,515
American International Group Inc	56,500	3,268,525
Bank of America Corp	49,100	3,415,887
Bank One Corp	50,700	1,853,085
Citigroup Inc	91,850	3,232,202
Commerce Bancorp Inc NJ	1,100	47,509
Compass Bancshares Inc	19,200	600,384
Eaton Vance Corp	12,400	350,300
Federated Investors Inc ‘B’	33,400	847,358
Fifth Third Bancorp	45,200	2,646,460
Financial Select Sector SPDR Fund	75,900	1,669,800
First Tennessee National Corp	12,600	452,844
Franklin Resources Inc	12,800	436,224
Freddie Mac	56,000	3,306,800
Goldman Sachs Group Inc	13,800	939,780
Hibernia Corp ‘A’	22,300	429,498
Investors Financial Services Corp	15,800	432,762
iStar Financial Inc	34,600	970,530
John Hancock Financial Services Inc	11,200	312,480
Legg Mason Inc	19,000	922,260
Lehman Brothers Holdings Inc	32,300	1,721,267
M&T Bank Corp	12,900	1,023,615
Marsh & McLennan Cos Inc	26,500	1,224,565
MBIA Inc	9,600	421,056
Mellon Financial Corp	6,300	164,493
Merrill Lynch & Co Inc	83,800	3,180,210
Moody’s Corp	6,500	268,385
Morgan Stanley	22,000	878,240
National Commerce Financial Corp	49,500	1,180,575
Nationwide Financial Services Inc ‘A’	29,300	839,445
New York Community Bancorp Inc	11,300	326,344
Northern Trust Corp	22,500	788,625
Radian Group Inc	39,100	1,452,565
SAFECO Corp	30,700	1,064,369
SLM Corp	11,500	1,194,390
Synovus Financial Corp	51,500	999,100
TCF Financial Corp	37,500	1,638,375
The Allstate Corp	32,500	1,202,175
The Bank of New York Co Inc	57,900	1,387,284
The BISYS Group Inc *	6,900	109,710
The St. Paul Cos Inc	31,700	1,079,385
U.S. Bancorp	15,300	324,666
Wachovia Corp	73,200	2,667,408
Wells Fargo & Co	72,900	3,416,823
Zions Bancorp	12,600	495,797

		59,382,078

Total Common Stocks (Cost $64,242,240)		59,382,078

FOREIGN COMMON STOCKS - 6.51%

Bermuda - 5.23%

PartnerRe Ltd	18,100	937,942
Platinum Underwriters Holdings Ltd *	29,000	764,150
RenaissanceRe Holdings Ltd	35,400	1,401,840
XL Capital Ltd ‘A’	4,700	363,075

		3,467,007

Switzerland - 1.28%

Converium Holding AG *	2,900	$140,654
UBS AG (NYSE) *	14,700	707,364

		848,018

Total Foreign Common Stocks (Cost $3,935,200)		4,315,025

	Principal Amount

SHORT-TERM INVESTMENT - 4.90%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 4.90%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $3,251,135; collateralized by U.S. Treasury Bonds—market value $3,319,150 and due 02/15/19)	$3,251,000	3,251,000

Total Securities Held Under Repurchase Agreement		3,251,000

Total Short-Term Investment (Cost $3,251,000)		3,251,000

TOTAL INVESTMENTS - 100.98% (Cost $71,428,440)		66,948,103

OTHER ASSETS AND LIABILITIES, NET - (0.98%)		(650,840)

NET ASSETS - 100.00%		$66,297,263

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 85.94%

Health Care - 85.94%

Abbott Laboratories	67,140	$2,685,600
Allergan Inc	7,240	417,169
AmerisourceBergen Corp	26,468	1,437,499
Amgen Inc *	63,900	3,088,926
Biomet Inc	39,000	1,117,740
Boston Scientific Corp *	72,600	3,086,952
Bristol-Myers Squibb Co	124,600	2,884,490
C.R. Bard Inc	26,800	1,554,400
Charles River Laboratories Int’l Inc *	22,500	865,800
Edwards Lifesciences Corp *	22,500	573,075
Eli Lilly & Co	46,100	2,927,350
First Health Group Corp *	62,200	1,514,570
Forest Laboratories Inc *	40,080	3,936,657
Gilead Sciences Inc *	65,580	2,229,720
Guidant Corp *	51,000	1,573,350
HCA Inc	35,980	1,493,170
Health Management Associates Inc ‘A’	96,400	1,725,560
Johnson & Johnson	67,941	3,649,111
McKesson Corp	64,400	1,740,732
Medtronic Inc	53,400	2,435,040
Merck & Co Inc	51,000	2,887,110
Pfizer Inc	71,160	2,175,361
Pharmaceutical Resources Inc *	16,000	476,800
Pharmacia Corp	68,520	2,864,136
Schering-Plough Corp	131,100	2,910,420
Stryker Corp	24,500	1,644,440
Triad Hospitals Inc *	65,700	1,959,831
UnitedHealth Group Inc	8,400	701,400
Universal Health Services Inc ‘B’ *	47,200	2,128,720
Varian Medical Systems Inc *	51,880	2,573,248
Wyeth	78,000	2,917,200
Zimmer Holdings Inc *	47,180	1,958,914

		66,134,491

Total Common Stocks (Cost $67,126,099)		66,134,491

FOREIGN COMMON STOCKS - 9.59%

France - 1.68%

Sanofi-Synthelabo SA *	21,100	1,290,406

Israel—3.73%

Teva Pharmaceutical Industries Ltd ADR	74,240	2,866,406

Switzerland - 4.18%

Alcon Inc *	42,000	1,656,900
Novartis AG ADR	42,500	1,561,025

		3,217,925

Total Foreign Common Stocks (Cost $6,718,355)		7,374,737

	Principal Amount

SHORT-TERM INVESTMENT - 5.35%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 5.35%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $4,118,172; collateralized by U.S. Treasury Bonds—market value $4,201,072 and due 08/15/20)	$4,118,000	4,118,000

Total Securities Held Under Repurchase Agreement		4,118,000

Total Short-Term Investment (Cost $4,118,000)		4,118,000

TOTAL INVESTMENTS—100.88% (Cost $77,962,454)		77,627,228

OTHER ASSETS AND LIABILITIES, NET—(0.88%)		(674,880)

NET ASSETS—100.00%		$76,952,348

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 82.10%

Consumer Discretionary - 4.36%

Amazon.com Inc *	7,500	$141,675
AOL Time Warner Inc *	32,200	421,820
eBay Inc *	14,100	956,262
Hotels.com ‘A’ *	2,900	158,427
Viacom Inc ‘B’ *	3,000	122,280

		1,800,464

Financial Services - 7.82%

Affiliated Computer Services Inc ‘A’ *	11,100	584,415
CheckFree Corp *	18,100	289,618
First Data Corp	21,100	747,151
Fiserv Inc *	22,100	750,295
Paychex Inc	15,100	421,290
The BISYS Group Inc *	27,100	430,890

		3,223,659

Producer Durables - 5.65%

Applied Materials Inc *	49,200	641,076
KLA-Tencor Corp *	7,000	247,590
Lam Research Corp *	15,100	163,080
Lexmark International Inc *	5,600	338,800
Lockheed Martin Corp	7,000	404,250
Novellus Systems Inc *	19,100	536,328

		2,331,124

Technology - 62.81%

ADC Telecommunications Inc *	16,000	33,440
Adobe Systems Inc	20,900	520,619
Altera Corp *	38,200	471,388
Analog Devices Inc *	8,600	205,282
Apple Computer Inc *	50,000	716,500
BEA Systems Inc *	73,100	838,457
Biotech HOLDRs Trust	5,000	422,800
BMC Software Inc *	36,200	619,382
Broadcom Corp ‘A’ *	13,100	197,286
Cadence Design Systems Inc *	21,100	248,769
CIENA Corp *	24,100	123,874
Cisco Systems Inc *	83,400	1,092,540
Cognizant Technology Solutions Corp *	1,200	86,676
Cypress Semiconductor Corp *	6,000	34,320
Dell Computer Corp *	38,200	1,021,468
EMC Corp MA *	68,300	419,362
Emulex Corp *	16,100	298,655
Extreme Networks Inc *	16,100	52,647
Fairchild Semiconductor Int’l Inc ‘A’ *	14,100	151,011
Hewlett-Packard Co	30,500	529,480
Intel Corp	85,500	1,331,235
International Business Machines Corp	8,000	620,000
Internet Security Systems Inc *	5,000	91,650
Intersil Corp ‘A’ *	6,900	96,186
Intuit Inc *	16,100	755,412
Jabil Circuit Inc *	50,200	899,584
Juniper Networks Inc *	15,100	102,680
Linear Technology Corp	26,100	671,292
Maxim Integrated Products Inc	17,800	588,112
Maxtor Corp *	9,300	47,058
McDATA Corp ‘A’ *	40,700	288,970
Mercury Interactive Corp *	18,100	536,665
Microchip Technology Inc	31,100	760,395
Micron Technology Inc *	6,300	61,362
Microsoft Corp *	53,000	2,740,100
National Semiconductor Corp *	12,100	181,621
NetScreen Technologies Inc *	9,000	151,560
Network Appliance Inc *	49,100	491,000
Network Associates Inc *	22,600	363,634
Oracle Corp *	87,200	941,760
PeopleSoft Inc *	25,100	459,330
QLogic Corp *	6,000	207,060
QUALCOMM Inc *	15,050	547,670
Rational Software Corp *	14,900	154,811
RF Micro Devices Inc *	25,100	183,983
Semiconductor HOLDRs Trust	22,000	487,300
Siebel Systems Inc *	38,700	289,476
Skyworks Solutions Inc *	16,700	143,954
Software HOLDRs Trust	23,100	623,469
Sun Microsystems Inc *	48,200	149,902
Symantec Corp *	33,200	1,342,940
Texas Instruments Inc	31,100	466,811
TIBCO Software Inc *	46,410	286,814
UTStarcom Inc *	6,000	118,980
Veritas Software Corp *	13,100	204,622
Xilinx Inc *	21,100	434,660

		25,906,014

Utilities - 1.46%

AT&T Wireless Services Inc *	15,100	85,315
Nextel Communications Inc ‘A’ *	12,100	139,755
SBC Communications Inc	13,900	376,829

		601,899

Total Common Stocks (Cost $40,201,873)		33,863,160

FOREIGN COMMON STOCKS - 9.82%

Canada - 1.41%

Celestica Inc *	41,200	580,920

Finland - 2.04%

Nokia OYJ ADR	54,300	841,650

India - 0.33%

Infosys Technologies Ltd ADR	1,000	69,550
Wipro Ltd ADR	2,000	67,000

		136,550

Ireland - 0.17%

SkillSoft PLC ADR *	25,600	70,400

Israel - 0.98%

Check Point Software Technologies Ltd *	31,150	404,016

Netherlands - 0.18%

ASML Holding NV ‘NY’ *	9,000	75,240

Singapore - 1.46%

Flextronics International Ltd *	73,300	600,327

South Korea - 0.95%

Samsung Electronics Co Ltd GDR	3,000	393,750

Taiwan - 1.11%

Taiwan Semiconductor Co Ltd ADR *	47,286	333,366
United Microelectronics Corp ADR *	36,476	122,559

		455,925

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

United Kingdom - 1.19%

Amdocs Ltd *	14,700	$144,354
Vodafone Group PLC ADR	19,100	346,092

		490,446

Total Foreign Common Stocks (Cost $6,730,363)		4,049,224

	Principal Amount

SHORT-TERM INVESTMENT - 7.57%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 7.57%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $3,124,130; collateralized by U.S. Treasury Bonds--market value $3,188,363 and due 11/15/28)	$3,124,000	3,124,000

Total Securities Held Under Repurchase Agreement		3,124,000

Total Short-Term Investment (Cost $3,124,000)		3,124,000

TOTAL INVESTMENTS - 99.49% (Cost $50,056,236)		41,036,384

OTHER ASSETS AND LIABILITIES, NET - 0.51%		212,348

NET ASSETS - 100.00%		$41,248,732

Notes to Schedule of Investments

(a) Transactions in options for the year ended December 31, 2002, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2001	443	$158,408
Options Written	3,526	881,918
Options Expired	423	142,137
Options Repurchased	3,391	870,755

Outstanding, December 31, 2002	155	$27,434

(b) Premiums received and value on written options outstanding at December 31, 2002:

Type	Number of Contracts	Premium	Value

Call - CME Dell Computer Corp Strike @ 30.00 Exp 02/22/03	155	$27,434	$7,750

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

TELECOMMUNICATIONS PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value
COMMON STOCKS - 64.39%

Consumer Discretionary - 16.96%

AOL Time Warner Inc *	17,590	$230,429
Clear Channel Communications Inc *	10,810	403,105
EchoStar Communications Corp ‘A’ *	17,910	398,677
Fox Entertainment Group Inc ‘A’ *	21,250	551,012
Liberty Media Corp ‘A’ *	30,150	269,541
Univision Communications Inc ‘A’ *	11,430	280,035
VeriSign Inc *	3,100	24,862
Viacom Inc ‘B’ *	9,930	404,747
Westwood One Inc *	1,500	56,040

		2,618,448

Technology - 18.09%

ADC Telecommunications Inc *	44,090	92,148
ADTRAN Inc *	2,590	85,211
Agere Systems Inc ‘A’ *	9,700	13,968
BEA Systems Inc *	5,000	57,350
Broadband HOLDRs Trust	25,640	193,582
CIENA Corp *	12,930	66,460
Cisco Systems Inc *	47,960	628,276
Comverse Technology Inc *	9,640	96,593
Foundry Networks Inc *	8,500	59,840
Juniper Networks Inc *	8,120	55,216
QUALCOMM Inc *	15,870	577,509
Semiconductor HOLDRs Trust	5,560	123,154
Skyworks Solutions Inc *	3,400	29,308
Software HOLDRs Trust	11,700	315,783
Symantec Corp *	9,860	398,837

		2,793,235

Utilities - 29.34%

Alltel Corp	7,750	395,250
AT&T Corp	10,788	281,675
AT&T Wireless Services Inc *	90,400	510,760
BellSouth Corp	12,690	328,290
CenturyTel Inc	10,820	317,892
Comcast Corp ‘A’ *	20,575	484,953
Cox Communications Inc ‘A’ *	11,960	339,664
Nextel Communications Inc ‘A’ *	46,160	533,148
Nextel Partners Inc ‘A’ *	7,980	48,438
Qwest Communications International Inc *	40,480	202,400
SBC Communications Inc	12,980	351,888
Sprint Corp-FON Group	12,560	181,869
Sprint Corp-PCS Group *	16,930	74,153
Verizon Communications Inc	12,380	479,725

		4,530,105

Total Common Stocks (Cost $10,717,779)		9,941,788

FOREIGN COMMON STOCKS - 23.49%

Canada - 1.73%

BCE Inc	13,170	238,526
Nortel Networks Corp *	17,900	28,819

		267,345

Finland - 3.40%

Nokia OYJ ADR	33,860	524,830

France - 0.52%

Alcatel SA ADR	18,020	80,009

Italy - 1.07%

Telecom Italia Mobile SPA	36,290	165,739

Mexico - 1.50%

Telefonos de Mexico SA de CV ‘L’ ADR	7,250	231,855

Portugal - 2.02%

Portugal Telecom SGPS SA ADR	45,700	312,131

Singapore - 0.46%

Flextronics International Ltd *	8,790	71,990

South Korea - 7.37%

KT Corp ADR	13,470	290,278
Samsung Electronics Co Ltd GDR ~	3,920	514,500
SK Telecom Co Ltd ADR	15,570	332,420

		1,137,198

United Kingdom - 5.42%

Amdocs Ltd *	9,980	98,004
Vodafone Group PLC ADR	40,750	738,390

		836,394

Total Foreign Common Stocks (Cost $3,822,314)		3,627,491

	Principal Amount

CORPORATE BOND - 0.37%

Utilities - 0.37%

Qwest Corp 7.200% due 11/01/04	$60,000	57,300

Total Corporate Bond (Cost $57,066)		57,300

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

TELECOMMUNICATIONS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

SHORT-TERM INVESTMENT - 11.82%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 11.82%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $1,825,076; collateralized by U.S. Treasury Notes—market value $1,863,781 and due 06/30/04)	$1,825,000	$1,825,000

Total Securities Held Under Repurchase Agreement		1,825,000

Total Short-Term Investment (Cost $1,825,000)		1,825,000

TOTAL INVESTMENTS - 100.07% (Cost $16,422,159)		15,451,579

OTHER ASSETS AND LIABILITIES, NET - (0.07%)		(11,257)

NET ASSETS - 100.00%		$15,440,322

Note to Schedule of Investments

(a) Transactions in options for the year ended December 31, 2002, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2001	62	$9,269
Options Written	257	35,788
Options Exercised	31	5,332
Options Expired	72	10,564
Options Repurchased	216	29,161

Outstanding, December 31, 2002	0	$0

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MULTI-STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 0.23%

Financial Services - 0.18%

The Rouse Co	21,900	$1,008,057

Utilities - 0.05%

Qwest Trends Trust ~	23,000	282,670

Total Convertible Preferred Stocks (Cost $1,334,334)		1,290,727

PREFERRED STOCK - 0.20%

Financial Services - 0.20%

Home Ownership Funding Corp ~	1,830	1,134,550

Total Preferred Stock (Cost $1,831,903)		1,134,550

COMMON STOCK WARRANT - 0.00%

Technology - 0.00%

MicroStrategy Inc *	4,413	265

Total Common Stock Warrant (Cost $0)		265

COMMON STOCKS - 45.08%

Autos & Transportation - 1.79%

BorgWarner Inc	36,300	1,830,246
Burlington Northern Santa Fe Corp	54,700	1,422,747
Delphi Corp	289,400	2,329,670
Delta Air Lines Inc	51,300	620,730
Swift Transportation Co Inc *	115,600	2,314,081
United Parcel Service Inc ‘B’	22,300	1,406,684

		9,924,158

Consumer Discretionary - 8.85%

Borders Group Inc *	101,500	1,634,150
Brinker International Inc *	86,500	2,789,625
Callaway Golf Co	143,600	1,902,700
Cox Radio Inc ‘A’ *	60,700	1,384,567
EchoStar Communications Corp ‘A’ *	114,400	2,546,544
International Flavors & Fragrances Inc	81,600	2,864,160
Mattel Inc	162,800	3,117,620
McDonald’s Corp	84,700	1,361,976
MGM MIRAGE *	47,100	1,552,887
Nike Inc ‘B’	41,500	1,845,505
Omnicom Group Inc	62,200	4,018,120
Sears Roebuck & Co	126,900	3,039,255
Service Corp International *	448,600	1,489,352
Talbots Inc	39,100	1,076,423
The Estee Lauder Cos Inc ‘A’	67,500	1,782,000
The Gap Inc	166,100	2,577,872
The Pittston Co	101,100	1,868,328
Tiffany & Co	49,700	1,188,327
Viacom Inc ‘B’ *	251,700	10,259,292
Yahoo! Inc *	43,400	709,590

		49,008,293

Consumer Staples - 2.25%

ConAgra Foods Inc	63,000	1,575,630
Philip Morris Cos Inc	96,700	3,919,251
Safeway Inc *	131,900	3,081,184
Sara Lee Corp	79,500	1,789,545
Tyson Foods Inc ‘A’	187,700	2,105,994

		12,471,604

Energy - 1.30%

Cooper Cameron Corp *	11,400	567,948
Devon Energy Corp	60,700	2,786,130
El Paso Corp	61,400	427,344
Ocean Energy Inc	60,900	1,216,173
The Houston Exploration Co *	22,200	679,320
Westport Resources Corp *	73,700	1,532,960

		7,209,875

Financial Services - 7.34%

American International Group Inc	39,000	2,256,150
AmSouth Bancorp	56,400	1,082,880
Bank of America Corp	97,200	6,762,204
Camden Property Trust	35,400	1,168,200
CarrAmerica Realty Corp	44,300	1,109,715
CIT Group Inc	132,600	2,598,960
Developers Diversified Realty Corp	52,900	1,163,271
Equity Office Properties Trust	57,400	1,433,852
Health Care Property Investors Inc	39,800	1,524,340
Host Marriott Corp *	292,300	2,586,855
J.P. Morgan Chase & Co	296,500	7,116,000
Merrill Lynch & Co Inc	30,900	1,172,655
The Bank of New York Co Inc	99,200	2,376,832
The Hartford Financial Services Group Inc	49,200	2,235,156
U.S. Bancorp	106,300	2,255,686
Washington Mutual Inc	110,200	3,805,206

		40,647,962

Health Care - 6.79%

Abbott Laboratories	125,900	5,036,000
Affymetrix Inc *	47,500	1,087,275
Beckman Coulter Inc	79,200	2,337,984
Boston Scientific Corp *	20,700	880,164
Bristol-Myers Squibb Co	88,100	2,039,515
Covance Inc *	105,000	2,581,950
Eli Lilly & Co	22,100	1,403,350
Guidant Corp *	77,400	2,387,790
Human Genome Sciences Inc *	75,000	660,750
Humana Inc *	200,000	2,000,000
Johnson & Johnson	102,700	5,516,017
Millennium Pharmaceuticals Inc *	45,300	359,682
Pharmacia Corp	49,000	2,048,200
Quintiles Transnational Corp *	77,600	938,960
Schering-Plough Corp	149,300	3,314,460
Watson Pharmaceuticals Inc *	92,300	2,609,321
Wyeth	65,000	2,431,000

		37,632,418

Integrated Oils - 2.26%

ChevronTexaco Corp	17,600	1,170,048
Exxon Mobil Corp	20,200	705,788
GlobalSantaFe Corp	89,600	2,179,072
Noble Corp *	94,400	3,318,160
Unocal Corp	168,900	5,164,962

		12,538,030

Materials & Processing - 3.40%

Alcoa Inc	73,600	1,676,608
Engelhard Corp	111,600	2,494,260
Ferro Corp	89,100	2,176,713

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MULTI-STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Georgia-Pacific Corp	143,700	$2,322,192
GrafTech International Ltd *	199,400	1,188,424
Hercules Inc *	233,500	2,054,800
Insituform Technologies Inc ‘A’ *	61,800	1,053,690
Monsanto Co	82,400	1,586,200
Praxair Inc	40,200	2,322,354
The Dow Chemical Co	38,400	1,140,480
Wolverine Tube Inc *	142,400	813,104

		18,828,825

Producer Durables - 2.33%

Active Power Inc *	165,500	294,590
Applied Materials Inc *	35,600	463,868
Cognex Corp *	81,600	1,503,888
KLA-Tencor Corp *	55,600	1,966,572
Northrop Grumman Corp	13,700	1,328,900
SureBeam Corp ‘A’ *	136,000	549,440
Teradyne Inc *	134,100	1,744,641
The Boeing Co	54,500	1,797,955
Toll Brothers Inc *	75,400	1,523,080
Waters Corp *	79,600	1,733,688

		12,906,622

Technology - 6.14%

Analog Devices Inc *	69,100	1,649,417
Applied Micro Circuits Corp *	78,400	289,296
BEA Systems Inc *	123,900	1,421,133
Brocade Communications Systems Inc *	65,400	270,756
Cisco Systems Inc *	114,600	1,501,260
EMC Corp MA *	116,800	717,152
i2 Technologies Inc *	132,200	152,030
Intel Corp	280,200	4,362,714
International Business Machines Corp	157,700	12,221,750
Juniper Networks Inc *	30,600	208,080
Millipore Corp *	39,400	1,339,600
Motorola Inc	130,900	1,132,285
PeopleSoft Inc *	95,000	1,738,500
Rational Software Corp *	86,400	897,696
Red Hat Inc *	131,600	777,756
Synopsys Inc *	26,200	1,209,130
Texas Instruments Inc	55,000	825,550
The Reynolds & Reynolds Co ‘A’	53,200	1,355,004
Titan Corp *	133,000	1,383,200
Veritas Software Corp *	36,700	573,254

		34,025,563

Utilities - 2.63%

American Electric Power Co Inc	37,400	1,022,142
AT&T Wireless Services Inc *	390,500	2,206,325
Comcast Corp ‘A’ *	141,400	3,332,798
Edison International *	79,000	936,150
Energy East Corp	74,200	1,639,078
NiSource Inc	68,000	1,360,000
Northeast Utilities Inc	110,900	1,682,353
Progress Energy Inc	35,800	1,551,930
Xcel Energy Inc	75,500	830,500

		14,561,276

Total Common Stocks (Cost $267,535,393)		249,754,626

FOREIGN PREFERRED STOCKS - 0.59%

Australia - 0.20%

News Corp Ltd ADR	48,700	1,103,055

Brazil - 0.39%

Cia Vale do Rio Doce ‘A’ ADR	78,500	2,158,750

Total Foreign Preferred Stocks (Cost $3,288,769)		3,261,805

FOREIGN COMMON STOCKS - 9.41%

Argentina - 0.03%

Inversiones y Representaciones SA GDR *	32,600	166,260

Bermuda - 0.28%

Tyco International Ltd	90,000	1,537,200

Canada - 0.76%

Canadian National Railway Co	26,200	1,088,872
Talisman Energy Inc	86,300	3,117,790

		4,206,662

Croatia - 0.05%

Pliva DD GDR	19,400	275,480

Finland - 0.25%

UPM-Kymmene OYJ	42,700	1,371,820

France - 0.41%

TotalFinaElf SA ADR	31,600	2,259,400

Germany - 1.00%

Wella AG	92,000	5,553,971

Hong Kong - 0.11%

SCMP Group Ltd	1,512,000	630,121

Italy - 0.43%

UniCredito Italiano SPA	594,100	2,376,471

Japan - 1.44%

Keyence Corp	13,300	2,313,190
Komatsu Ltd	229,000	746,425
Nintendo Co Ltd	16,700	1,559,867
Shimano Inc	159,800	2,422,640
Sony Corp ADR	22,700	937,737

		7,979,859

Luxembourg - 0.13%

SES GLOBAL FDR	108,800	731,066

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MULTI-STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

Netherlands - 1.05%

ASML Holding NV ‘NY’ *	119,200	$996,512
Core Laboratories NV *	98,400	1,116,840
STMicroelectronics NV ‘NY’	86,100	1,679,811
Unilever NV ‘NY’	33,100	2,042,601

		5,835,764

Singapore - 0.15%

Singapore Airlines Ltd	144,400	849,118

Switzerland - 1.28%

Compagnie Financiere Richemont AG ‘A’	45,700	853,525
Novartis AG *	126,800	4,630,853
UBS AG (SMI) *	32,700	1,590,734

		7,075,112

United Kingdom - 2.04%

AstraZeneca PLC (OMX)	62,800	2,215,168
BP PLC ADR	25,000	1,016,250
GlaxoSmithKline PLC ADR	90,200	3,378,892
Reed Elsevier PLC	439,700	3,769,627
The Morgan Crucible Co PLC *	1,087,200	911,052

		11,290,989

Total Foreign Common Stocks (Cost $53,253,958)		52,139,293

	Principal Amount

CORPORATE BONDS & NOTES - 2.63%

Autos & Transportation - 0.42%

Burlington Northern Santa Fe Corp
6.750% due 07/15/11	$210,000	238,765
7.082% due 05/13/29	280,000	319,220
General Motors Corp 7.200% due 01/15/11	1,775,000	1,785,126

		2,343,111

Consumer Discretionary - 0.06%

Federated Department Stores Inc 6.625% due 04/01/11	115,000	125,813
Viacom Inc 7.875% due 07/30/30	155,000	193,563

		319,376

Consumer Staples - 0.18%

Albertson’s Inc 7.500% due 02/15/11	200,000	230,460
Kroger Co 6.800% due 04/01/11	365,000	400,735
Safeway Inc 6.500% due 03/01/11	325,000	354,374

		985,569

Financial Services - 1.38%

ABN Amro NA Holding Capital Trust I 6.523% due 12/29/49 ~ ++	670,000	688,469
AIG SunAmerica Global Financing IX 6.900% due 03/15/32 ~	210,000	245,114
CIT Group Inc 7.750% due 04/02/12	355,000	399,391
Ford Motor Credit Co 7.875% due 06/15/10	2,235,000	2,252,129
General Electric Capital Corp
5.875% due 02/15/12	1,530,000	1,638,603
6.750% due 03/15/32	230,000	255,141
General Motors Acceptance Corp 8.000% due 11/01/31	80,000	80,662
Household Finance Corp 6.750% due 05/15/11	1,075,000	1,147,990
8.000% due 07/15/10	85,000	96,161
Morgan Stanley
6.600% due 04/01/12	180,000	199,847
6.750% due 04/15/11	560,000	623,310
Sprint Capital Corp 8.750% due 03/15/32	25,000	23,822

		7,650,639

Utilities - 0.59%

AT&T Corp 6.000% due 03/15/09	52,000	52,005
AT&T Wireless Services Inc 7.875% due 03/01/11	360,000	362,446
Cox Communications Inc 6.875% due 06/15/05	325,000	350,454
Dominion Resources Inc VA 8.125% due 06/15/10	590,000	687,585
Duke Energy Corp 6.250% due 01/15/12	265,000	277,145
Kinder Morgan Inc 6.500% due 09/01/12	320,000	335,022
MidAmerican Energy Holdings Co 6.750% due 12/30/31	285,000	297,761
Progress Energy Inc
6.850% due 04/15/12	20,000	21,945
7.100% due 03/01/11	130,000	143,542
TCI Communications Inc 7.875% due 02/15/26	715,000	727,159

		3,255,064

Total Corporate Bonds & Notes (Cost $13,948,382)		14,553,759

CONVERTIBLE CORPORATE BOND - 0.00%

Technology - 0.00%

MicroStrategy Inc 7.500% due 06/24/07	1,869	757

Total Convertible Corporate Bond (Cost $0)		757

MORTGAGE-BACKED SECURITIES - 1.69%

Fannie Mae - 1.69%
6.500% due 03/01/28 “	1,541,088	1,609,697
6.500% due 05/01/28 “	7,312,140	7,632,781
7.000% due 08/01/28 “	113,423	119,682

Total Mortgage-Backed Securities (Cost $8,889,551)		9,362,160

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MULTI-STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value
ASSET-BACKED SECURITY - 0.07%

Ford Credit Auto Owner Trust 6.520% due 09/15/03 “	$383,497	$384,415

Total Asset-Backed Security (Cost $385,216)		384,415

U.S. TREASURY NOTES - 32.06%

3.000% due 11/15/07	59,000,000	59,728,296
5.625% due 05/15/08	52,500,000	59,579,310
7.000% due 07/15/06	50,300,000	58,334,268

Total U.S. Treasury Notes (Cost $177,698,732)		177,641,874

FOREIGN BONDS - 0.12%

France - 0.06%

France Telecom 9.250% due 03/01/11	280,000	324,328

Germany - 0.06%

Deutsche Telekom International Finance BV 8.750% due 06/15/30	300,000	347,728

Total Foreign Bonds (Cost $600,759)		672,056

SHORT-TERM INVESTMENTS - 12.45%

COMMERCIAL PAPER - 10.41%

Amsterdam Funding Corp 1.330% due 01/27/03	5,200,000	5,195,005
Compass Securitization Corp 1.350% due 03/07/03	5,000,000	4,987,812
Dakota CP Notes 1.360% due 02/12/03	5,000,000	4,992,067
Falcon Asset Securitization Corp 1.350% due 01/21/03	3,400,000	3,397,450
Gemini Securitization Corp 1.350% due 01/17/03	5,200,000	5,196,880
ING America Insurance Holdings 1.340% due 01/24/03	4,630,000	4,626,036
Morgan Stanley 1.360% due 02/12/03	5,200,000	5,191,749
Old Line Funding Corp
1.350% due 01/02/03	5,000,000	4,999,812
1.350% due 01/07/03	3,700,000	3,699,168
Salomon Brothers Holdings Inc 1.320% due 01/02/03	5,000,000	4,999,817
Special Purpose Accounts Receivable 1.360% due 01/17/03	5,200,000	5,196,857
Stadshypotek Delaware Inc 1.360% due 02/19/03	5,200,000	5,190,374

Total Commercial Paper		57,673,027

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 2.04%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $11,285,126; collateralized by U.S. Treasury Bonds—market value $11,516,663 and due 08/15/13)	11,284,656	11,284,656

Total Securities Held Under Repurchase Agreement		11,284,656

Total Short-Term Investments (Cost $68,957,683)		68,957,683

TOTAL INVESTMENTS - 104.53% (Cost $597,724,680)		579,153,970

OTHER ASSETS AND LIABILITIES, NET - (4.53%)		(25,105,394)

NET ASSETS - 100.00%		$554,048,576

Note to Schedule of Investments

(a) Transactions in options for the year ended December 31, 2002, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2001	330	$131,050
Options Repurchased	330	131,050

Outstanding, December 31, 2002	0	$0

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

LARGE-CAP CORE PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCK WARRANT - 0.00%

Technology - 0.00%

MicroStrategy Inc *	17,632	$1,058

Total Common Stock Warrant (Cost $0)		1,058

COMMON STOCKS - 94.32%

Autos & Transportation - 3.53%

Aftermarket Technology Corp *	12,600	182,700
American Axle & Manufacturing Holdings Inc *	17,800	416,876
AMR Corp *	75,600	498,960
ArvinMeritor Inc	13,100	218,377
BorgWarner Inc	16,800	847,056
Burlington Northern Santa Fe Corp	27,200	707,472
CNF Inc	2,000	66,480
Continental Airlines Inc ‘B’ *	33,200	240,700
Cooper Tire & Rubber Co	14,100	216,294
CSX Corp	46,800	1,324,908
Dana Corp	79,200	931,392
Delphi Corp	240,800	1,938,440
Delta Air Lines Inc	24,200	292,820
FedEx Corp	74,600	4,044,812
Ford Motor Co	370,500	3,445,650
General Motors Corp	101,900	3,756,034
J.B. Hunt Transport Services Inc *	3,900	114,270
Lear Corp *	39,000	1,297,920
Navistar International Corp *	12,100	294,151
Norfolk Southern Corp	100,400	2,006,996
Oshkosh Truck Corp	600	36,900
PACCAR Inc	2,600	119,938
Polaris Industries Inc	10,800	632,880
Roadway Corp	7,700	283,437
Superior Industries International Inc	800	33,088
The Goodyear Tire & Rubber Co	92,400	629,244
Tower Automotive Inc *	9,300	41,850
Union Pacific Corp	6,300	377,181
United Parcel Service Inc ‘B’	15,400	971,432
Winnebago Industries Inc	7,400	290,302

		26,258,560

Consumer Discretionary - 12.94%

Abercrombie & Fitch Co ‘A’ *	6,700	137,082
Action Performance Cos Inc	24,600	467,400
AFC Enterprises Inc *	500	10,505
Alliance Gaming Corp *	900	15,327
Amazon.com Inc *	78,300	1,479,087
American Eagle Outfitters Inc *	4,300	59,254
American Greetings Corp ‘A’ *	41,100	649,380
AnnTaylor Stores Corp *	50,200	1,025,084
AOL Time Warner Inc *	87,000	1,139,700
Apollo Group Inc ‘A’ *	2,600	114,400
Applebee’s International Inc	11,500	266,696
Arbitron Inc *	2,000	67,000
AutoNation Inc *	18,100	227,336
AutoZone Inc *	26,700	1,886,355
Avon Products Inc	21,900	1,179,753
Barnes & Noble Inc *	5,000	90,350
Bed Bath & Beyond Inc *	1,300	44,889
Big Lots Inc *	37,500	496,125
BJ’s Wholesale Club Inc *	27,200	497,760
Black & Decker Corp	28,000	1,200,920
Boyd Gaming Corp *	4,400	61,820
Brinker International Inc *	47,000	1,515,750
CDW Computer Centers Inc *	100	4,385
CEC Entertainment Inc *	14,900	457,430
Choice Hotels International Inc *	2,400	54,480
Christopher & Banks Corp *	25,800	535,350
Circuit City Stores Inc	110,500	819,910
Coach Inc *	14,100	464,172
Convergys Corp *	43,700	662,055
Costco Wholesale Corp *	300	8,418
Darden Restaurants Inc	75,700	1,548,065
Deb Shops Inc	700	15,547
Dillards Inc ‘A’	27,700	439,322
Eastman Kodak Co	88,800	3,111,552
Electronic Arts Inc *	51,300	2,553,201
Electronics Boutique Holdings Corp *	9,100	143,871
Federated Department Stores Inc *	75,900	2,182,884
Foot Locker Inc *	48,100	505,050
Fossil Inc *	400	8,136
Gannett Co Inc	3,200	229,760
Group 1 Automotive Inc *	800	19,104
GTECH Holdings Corp *	48,900	1,362,354
Harrah’s Entertainment Inc *	35,300	1,397,880
Harte-Hanks Inc	6,700	125,089
Hasbro Inc	66,400	766,920
Hollywood Entertainment Corp *	5,500	83,050
Home Depot Inc	262,900	6,299,084
Hot Topic Inc *	15,800	361,504
IKON Office Solutions Inc	11,700	83,655
International Flavors & Fragrances Inc	40,400	1,418,040
Iron Mountain Inc *	7,400	244,274
ITT Educational Services Inc *	8,000	188,400
J.C. Penney Co Inc	99,900	2,298,699
Jones Apparel Group Inc *	6,900	244,536
Kellwood Co	4,400	114,400
Limited Brands Inc	175,500	2,444,715
Liz Claiborne Inc	41,500	1,230,475
Lowe’s Cos Inc	9,000	337,500
Mandalay Resort Group *	19,900	609,139
Marriott International Inc ‘A’	21,300	700,131
Mattel Inc	104,600	2,003,090
Maytag Corp	55,700	1,587,450
McDonald’s Corp	54,200	871,536
Metro One Telecommunications Inc *	600	3,870
MGM MIRAGE *	12,400	408,828
Michaels Stores Inc *	29,000	907,700
Movie Gallery Inc *	4,000	52,000
Nautilus Group Inc *	19,300	257,848
Nike Inc ‘B’	42,300	1,881,081
Office Depot Inc *	50,500	745,380
P.F. Chang’s China Bistro Inc *	7,100	257,730
Pacific Sunwear of California Inc *	13,650	241,469
Panera Bread Co ‘A’ *	15,500	539,555
Papa John’s International Inc *	1,000	27,880
PETsMART Inc *	9,100	155,883
Pier 1 Imports Inc	42,700	808,311
Quiksilver Inc *	200	5,332
RadioShack Corp	40,200	753,348
Rare Hospitality International Inc *	400	11,048
Reebok International Ltd *	18,200	535,080
Regis Corp	3,100	80,569
Rent-A-Center Inc *	11,800	589,410
Right Management Consultants Inc *	2,400	31,800
Ross Stores Inc	41,800	1,771,902
Royal Caribbean Cruises Ltd	32,100	536,070
Ruby Tuesday Inc	39,100	676,039
Ryan’s Family Steak Houses Inc *	12,200	138,470
Sabre Holdings Corp *	50,200	909,122
Sears Roebuck & Co	53,400	1,278,930
ShopKo Stores Inc *	7,200	89,640
Staples Inc *	123,500	2,260,050

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

LARGE-CAP CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

Starbucks Corp *	33,900	$690,882
Take-Two Interactive Software Inc *	35,800	840,942
Talbots Inc	25,100	691,003
Tech Data Corp *	9,800	264,208
The Gap Inc	178,500	2,770,320
The May Department Stores Co	86,300	1,983,174
The New York Times Co ‘A’	3,600	164,628
The Pep Boys-Manny, Moe & Jack	8,800	102,080
The Pittston Co	4,200	77,616
The TJX Cos Inc	137,700	2,687,904
The Washington Post Co ‘B’	600	442,800
Timberland Co ‘A’ *	2,500	89,025
Too Inc *	11,800	277,536
United Auto Group Inc *	3,000	37,410
Urban Outfitters Inc *	1,300	30,641
USA Interactive *	74,900	1,712,214
VF Corp	18,600	670,530
Viacom Inc ‘B’ *	39,100	1,593,716
Viad Corp	9,600	214,560
Wal-Mart Stores Inc	217,600	10,990,976
Waste Management Inc	35,000	802,200
Wendy’s International Inc	22,300	603,661
Whirlpool Corp	26,800	1,399,496
Williams-Sonoma Inc *	4,500	122,175

		96,380,628

Consumer Staples - 6.73%

Adolph Coors Co ‘B’	11,300	692,125
Albertson’s Inc	73,600	1,638,336
Anheuser-Busch Cos Inc	23,700	1,147,080
Bunge Ltd	3,200	76,992
Campbell Soup Co	125,300	2,940,791
Clorox Co	47,700	1,967,625
ConAgra Foods Inc	108,600	2,716,086
CVS Corp	93,500	2,334,695
Dean Foods Co *	25,800	957,180
Dole Food Co	11,600	377,928
Hershey Foods Corp	21,400	1,443,216
Interstate Bakeries Corp	8,900	135,725
Kellogg Co	8,100	277,587
Kraft Foods Inc ‘A’	13,700	533,341
Kroger Co *	202,100	3,122,445
Pepsi Bottling Group Inc	15,600	400,920
PepsiCo Inc	34,600	1,460,812
Philip Morris Cos Inc	173,700	7,040,061
Procter & Gamble Co	72,900	6,265,026
R.J. Reynolds Tobacco Holdings Inc	23,900	1,006,429
Safeway Inc *	121,100	2,828,896
Sara Lee Corp	13,500	303,885
SUPERVALU Inc	16,700	275,717
The Coca-Cola Co	151,100	6,621,202
The Dial Corp	37,600	765,912
Universal Corp VA	1,300	48,048
Walgreen Co	2,200	64,218
William Wrigley Jr. Co	41,800	2,293,984
Winn-Dixie Stores Inc	25,500	389,640

		50,125,902

Diversified - 3.84%

3M Co	19,900	2,453,670
Brunswick Corp	48,600	965,196
Carlisle Cos Inc	4,100	169,658
Cooper Industries Ltd ‘A’	18,600	677,970
Eaton Corp	10,500	820,155
Fortune Brands Inc	43,100	2,004,581
General Electric Co	628,200	15,296,670
Hillenbrand Industries Inc	1,400	67,634
Honeywell International Inc	161,400	3,873,600
ITT Industries Inc	14,400	873,936
Johnson Controls Inc	17,200	1,378,924

		28,581,994

Energy - 1.87%

Apache Corp	26,600	1,515,934
Burlington Resources Inc	14,900	635,485
Chesapeake Energy Corp	98,400	761,616
Devon Energy Corp	30,200	1,386,180
Diamond Offshore Drilling Inc	8,800	192,280
El Paso Corp	165,300	1,150,488
EOG Resources Inc	27,600	1,101,792
Frontier Oil Corp	133,300	2,295,426
Helmerich & Payne Inc	5,400	150,714
Noble Energy Inc	11,700	439,335
Ocean Energy Inc	28,300	565,151
Sunoco Inc	40,700	1,350,426
Tom Brown Inc *	96,000	2,409,600

		13,954,427

Financial Services - 23.63%

AFLAC Inc	46,200	1,391,544
AMBAC Financial Group Inc	28,200	1,585,968
American Express Co	106,200	3,754,170
American International Group Inc	136,600	7,902,310
AmSouth Bancorp	69,200	1,328,640
Astoria Financial Corp	40,500	1,099,575
Bank of America Corp	160,900	11,193,813
Bank One Corp	130,100	4,755,155
Charter One Financial Inc	3,200	91,936
Chubb Corp	56,300	2,938,860
CIGNA Corp	43,200	1,776,384
Cincinnati Financial Corp	7,100	266,605
CIT Group Inc	14,400	282,240
Citigroup Inc	502,000	17,665,380
CNA Financial Corp *	2,700	69,120
Comerica Inc	45,400	1,963,096
Commercial Federal Corp	1,500	35,025
Compass Bancshares Inc	6,300	197,001
Concord EFS Inc *	38,800	610,712
Countrywide Financial Corp	39,300	2,029,845
Deluxe Corp	21,600	909,360
Doral Financial Corp	7,900	225,940
Downey Financial Corp	200	7,800
E*TRADE Group Inc *	139,400	677,484
Equity Office Properties Trust	37,700	941,746
Equity Residential	9,600	235,968
FactSet Research Systems Inc	9,800	277,046
Fannie Mae	93,300	6,001,989
Fidelity National Financial Inc	67,200	2,206,176
First Data Corp	89,900	3,183,359
First Tennessee National Corp	27,500	988,350
First Virginia Banks Inc	2,400	89,352
FleetBoston Financial Corp	171,200	4,160,160
Freddie Mac	68,800	4,062,640
Golden West Financial Corp	39,000	2,800,590
Goldman Sachs Group Inc	14,300	973,830
GreenPoint Financial Corp	46,000	2,078,280
H&R Block Inc	77,000	3,095,400
Hibernia Corp ‘A’	25,900	498,834
Household International Inc	80,100	2,227,581
Huntington Bancshares Inc	7,200	134,712
Independence Community Bank Corp	9,300	236,034
IndyMac Bancorp Inc *	10,000	184,900
J.P. Morgan Chase & Co	269,100	6,458,400
Jefferson-Pilot Corp	37,300	1,421,503
John H Harland Co	10,700	236,791
John Hancock Financial Services Inc	95,500	2,664,450
KeyCorp	123,100	3,094,734

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

LARGE-CAP CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

Lehman Brothers Holdings Inc	15,100	$804,679
Lincoln National Corp	79,100	2,497,978
Loews Corp	71,400	3,174,444
Marsh & McLennan Cos Inc	1,700	78,557
MBIA Inc	38,000	1,666,680
MBNA Corp	128,700	2,447,874
MetLife Inc	89,600	2,422,784
Moody’s Corp	15,500	639,995
Morgan Stanley	120,000	4,790,400
National City Corp	80,500	2,199,260
Nationwide Financial Services Inc ‘A’	20,900	598,785
New Century Financial Corp	18,700	474,793
North Fork Bancorp Inc	62,200	2,098,628
Old Republic International Corp	19,700	551,600
PNC Financial Services Group Inc	2,500	104,750
Protective Life Corp	1,100	30,272
Providian Financial Corp *	35,700	231,693
Radian Group Inc	35,800	1,329,970
Regions Financial Corp	6,600	220,176
Roslyn Bancorp Inc	1,800	32,454
Ryder System Inc	16,900	379,236
SAFECO Corp	29,200	1,012,364
SEI Investments Co	1,600	43,488
Sovereign Bancorp Inc	110,000	1,545,500
Stilwell Financial Inc	71,800	938,426
SunGard Data Systems Inc *	22,500	530,100
SunTrust Banks Inc	44,100	2,510,172
TCF Financial Corp	3,900	170,391
The Allstate Corp	74,100	2,740,959
The Bank of New York Co Inc	118,000	2,827,280
The Bear Stearns Cos Inc	25,700	1,526,580
The Phoenix Cos Inc	6,700	50,920
The PMI Group Inc	30,800	925,232
The Progressive Corp OH	54,100	2,684,983
The St. Paul Cos Inc	47,600	1,620,780
Travelers Property Casualty Corp ‘A’ *	82,800	1,213,020
Travelers Property Casualty Corp ‘B’ *	37,000	542,050
U.S. Bancorp	211,800	4,494,396
Union Planters Corp	32,500	914,550
UnionBanCal Corp	22,700	891,429
W.R. Berkley Corp	10,300	407,983
Wachovia Corp	223,700	8,151,628
Webster Financial Corp	4,300	149,640
Wells Fargo & Co	48,600	2,277,882

		175,955,549

Health Care - 10.81%

Abbott Laboratories	87,100	3,484,000
Advanced Medical Optics Inc *	200	2,394
Aetna Inc	55,700	2,290,384
Affymetrix Inc *	18,000	412,020
Apria Healthcare Group Inc *	17,800	395,872
Baxter International Inc	106,300	2,976,400
Becton Dickinson & Co	69,100	2,120,679
Bio-Rad Laboratories Inc ‘A’ *	2,600	100,620
Bristol-Myers Squibb Co	33,700	780,155
Caremark Rx Inc *	40,100	651,625
Charles River Laboratories Int’l Inc *	2,000	76,960
Cooper Cos Inc	19,100	477,882
Covance Inc *	13,700	336,883
DaVita Inc *	19,200	473,664
Diagnostic Products Corp	500	19,310
Eli Lilly & Co	46,500	2,952,750
Express Scripts Inc ‘A’ *	9,400	451,576
Forest Laboratories Inc *	2,300	225,906
Gilead Sciences Inc *	56,800	1,931,200
Guidant Corp *	78,600	2,424,810
HCA Inc	51,000	2,116,500
Health Net Inc *	28,200	744,480
HealthSouth Corp *	73,400	308,280
Humana Inc *	70,500	705,000
IMS Health Inc	94,500	1,512,000
IVAX Corp *	4,200	50,946
Johnson & Johnson	164,400	8,829,924
LifePoint Hospitals Inc *	2,300	68,841
Lincare Holdings Inc *	5,000	158,100
Manor Care Inc *	33,000	614,130
McKesson Corp	62,700	1,694,781
Merck & Co Inc	187,300	10,603,053
Mid Atlantic Medical Services Inc *	1,100	35,640
Myriad Genetics Inc *	18,100	264,260
Option Care Inc *	2,000	15,920
Oxford Health Plans Inc *	78,200	2,850,390
Pediatrix Medical Group Inc *	22,200	889,332
Per-Se Technologies Inc *	7,500	67,268
Pfizer Inc	571,300	17,464,641
Pharmaceutical Resources Inc *	6,300	187,740
Pharmacia Corp	114,900	4,802,820
Quest Diagnostics Inc *	1,100	62,590
Schering-Plough Corp	35,600	790,320
Sierra Health Services Inc *	10,900	130,909
St. Jude Medical Inc *	3,100	123,132
Steris Corp *	8,400	203,700
Tenet Healthcare Corp *	100,100	1,641,640
Triad Hospitals Inc *	8,400	250,572
Universal Health Services Inc ‘B’ *	15,300	690,030

		80,462,029

Integrated Oils - 4.93%

Amerada Hess Corp	26,100	1,436,805
ChevronTexaco Corp	79,800	5,305,104
Cimarex Energy Co *	2,900	51,910
ConocoPhillips	27,100	1,311,369
Enbridge Energy Management LLC	19,200	720,000
Exxon Mobil Corp	557,800	19,489,532
Kerr-McGee Corp	33,600	1,488,480
Marathon Oil Corp	65,900	1,403,011
Murphy Oil Corp	50,000	2,142,500
Occidental Petroleum Corp	71,400	2,031,330
Unocal Corp	42,500	1,299,650

		36,679,691

Materials & Processing - 3.99%

AK Steel Holding Corp *	3,900	31,200
Alcoa Inc	125,200	2,852,056
Ball Corp	31,000	1,586,890
Boise Cascade Corp	9,400	237,068
Bowater Inc	12,500	524,375
Cabot Microelectronics Corp *	22,200	1,047,840
Crown Cork & Seal Co Inc *	44,500	353,775
Cytec Industries Inc *	2,000	54,560
E.I. du Pont de Nemours & Co	71,300	3,023,120
ElkCorp	2,000	34,600
EMCOR Group Inc *	4,300	227,943
Energizer Holdings Inc *	5,800	161,820
Fluor Corp	2,100	58,800
Georgia Gulf Corp	700	16,198
Georgia-Pacific Corp	70,100	1,132,816
Hercules Inc *	1,500	13,200
IMC Global Inc	33,100	353,177
International Paper Co	80,500	2,815,085
Lennox International Inc	3,100	38,905
Masco Corp	115,100	2,422,855
OM Group Inc	62,100	427,248
Owens-Illinois Inc *	15,800	230,364
Phelps Dodge Corp *	2,400	75,960
PPG Industries Inc	43,800	2,196,570
Precision Castparts Corp	6,700	162,475

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

LARGE-CAP CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

Quanex Corp	1,300	$43,550
Rohm & Haas Co	33,800	1,097,824
Sealed Air Corp *	26,000	969,800
Temple-Inland Inc	16,100	721,441
The Dow Chemical Co	77,000	2,286,900
The Sherwin-Williams Co	20,100	567,825
The St. Joe Co	7,400	222,000
Timken Co	6,600	126,060
United States Steel Corp	47,600	624,512
Weyerhaeuser Co	60,800	2,991,968

		29,730,780

Producer Durables - 3.95%

Agilent Technologies Inc *	80,400	1,443,984
Beazer Homes USA Inc *	7,800	472,680
Centex Corp	36,500	1,832,300
Cummins Inc	22,600	635,738
D.R. Horton Inc	14,600	253,310
Deere & Co	1,400	64,190
Emerson Electric Co	12,100	615,285
EnPro Industries Inc *	7,500	30,000
Goodrich Corp	83,700	1,533,384
Hovnanian Enterprises Inc ‘A’ *	15,100	478,670
KB Home	46,500	1,992,525
Lam Research Corp *	45,800	494,640
Lennar Corp	38,100	1,965,960
Lexmark International Inc *	35,300	2,135,650
MDC Holdings Inc	2,200	84,172
Meritage Corp *	4,500	151,425
NVR Inc *	6,600	2,148,300
Pentair Inc	2,300	79,465
Photon Dynamics Inc *	19,400	442,320
Pulte Homes Inc	33,800	1,618,006
Rockwell Collins Inc	26,800	623,368
Standard-Pacific Corp	9,300	230,175
Teradyne Inc *	75,500	982,255
The Boeing Co	132,300	4,364,577
The Ryland Group Inc	48,500	1,617,475
Toll Brothers Inc *	59,600	1,203,920
Xerox Corp *	239,100	1,924,755

		29,418,529

Technology - 10.17%

Advanced Micro Devices Inc *	124,400	803,624
Apple Computer Inc *	43,100	617,623
Atmel Corp *	215,900	481,457
Avnet Inc *	50,100	542,583
Benchmark Electronics Inc *	24,200	693,572
Broadcom Corp ‘A’ *	49,700	748,482
Brocade Communications Systems Inc *	127,400	527,436
Cadence Design Systems Inc *	61,900	729,801
Cisco Systems Inc *	236,800	3,102,080
Citrix Systems Inc *	70,100	863,632
Cognizant Technology Solutions Corp *	11,300	816,199
Cypress Semiconductor Corp *	67,200	384,384
Dell Computer Corp *	209,800	5,610,052
Documentum Inc *	2,700	42,282
EMC Corp MA *	389,100	2,389,074
ESS Technology *	42,400	266,696
Handspring Inc *	7,100	6,745
Integrated Device Technology Inc *	48,600	406,782
Intel Corp	661,000	10,291,770
International Business Machines Corp	139,300	10,795,750
Intersil Corp ‘A’ *	9,800	136,612
Invision Technologies Inc *	20,200	532,472
Maxtor Corp *	28,600	144,716
Microsoft Corp *	337,100	17,428,070
Motorola Inc	425,900	3,684,035
National Semiconductor Corp *	72,700	1,091,227
Oracle Corp *	450,800	4,868,640
Rambus Inc *	43,100	289,201
Raytheon Co	3,400	104,550
RF Micro Devices Inc *	65,500	480,115
Rockwell Automation Inc	700	14,497
SanDisk Corp *	25,300	513,590
Scientific-Atlanta Inc	58,200	690,252
Silicon Laboratories Inc *	33,100	631,548
Skyworks Solutions Inc *	75,700	652,534
Solectron Corp *	271,900	965,245
Storage Technology Corp *	2,500	53,550
StorageNetworks Inc *	1,100	1,276
Sun Microsystems Inc *	583,600	1,814,996
Sybase Inc *	13,400	179,560
Symantec Corp *	6,300	254,835
Tellabs Inc *	52,900	384,583
Tellium Inc *	7,300	4,672
Unisys Corp *	25,600	253,440
UTStarcom Inc *	18,100	358,923
Websense Inc *	3,900	83,308

		75,736,471

Utilities - 7.93%

AT&T Corp	58,000	1,514,380
BellSouth Corp	260,300	6,733,961
Cablevision Systems Corp ‘A’ *	45,300	758,322
CenterPoint Energy Inc	56,600	481,100
CenturyTel Inc	12,000	352,560
Citizens Communications Co *	19,900	209,945
CMS Energy Corp	20,400	192,576
Comcast Corp ‘A’ *	98,200	2,314,574
Consolidated Edison Inc	10,000	428,200
Constellation Energy Group Inc	63,100	1,755,442
Cox Communications Inc ‘A’ *	30,300	860,520
DTE Energy Co	24,800	1,150,720
Edison International *	62,100	735,885
Energy East Corp	16,000	353,440
Entergy Corp	66,700	3,040,853
Exelon Corp	94,500	4,986,765
FirstEnergy Corp	95,900	3,161,823
FPL Group Inc	33,400	2,008,342
KeySpan Corp	8,400	296,016
Kinder Morgan Management LLC *	19,900	628,641
Nicor Inc	6,300	214,389
NiSource Inc	1,600	32,000
NSTAR	1,000	44,390
Peoples Energy Corp	3,600	139,140
PG&E Corp *	49,500	688,050
Pinnacle West Capital Corp	19,500	664,755
Progress Energy Inc	20,900	906,015
Puget Energy Inc	1,300	28,665
Qwest Communications International Inc *	143,700	718,500
SBC Communications Inc	386,300	10,472,593
Sprint Corp-FON Group	67,800	981,744
Sprint Corp-PCS Group *	98,800	432,744
TECO Energy Inc	39,300	607,971
Telephone & Data Systems Inc	2,700	126,954
Verizon Communications Inc	264,600	10,253,250
Wisconsin Energy Corp	20,600	519,120
Xcel Energy Inc	21,500	236,500

		59,030,845

Total Common Stocks (Cost $828,075,847)		702,315,405

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

LARGE-CAP CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

FOREIGN COMMON STOCKS - 2.77%

Bahamas - 0.01%

Teekay Shipping Corp	2,300	$93,610

Bermuda - 0.90%

ACE Ltd	84,800	2,488,032
Ingersoll-Rand Co ‘A’	54,300	2,338,158
PartnerRe Ltd	7,400	383,468
RenaissanceRe Holdings Ltd	27,800	1,100,880
XL Capital Ltd ‘A’	4,700	363,075

		6,673,613

Canada - 1.57%

Alcan Inc	93,000	2,745,360
Barrick Gold Corp	83,900	1,292,899
Baytex Energy Ltd *	98,100	528,653
Canadian 88 Energy Corp *	389,400	628,543
Canadian Natural Resources Ltd	96,900	2,881,876
Meridian Gold Inc *	22,100	389,623
Paramount Resources Ltd *	131,400	1,252,542
Talisman Energy Inc	55,100	1,990,617

		11,710,113

Cayman Islands - 0.03%

Fresh Del Monte Produce Inc	9,100	172,081

Hong Kong - 0.01%

Tommy Hilfiger Corp *	10,200	70,890

Israel - 0.18%

Check Point Software Technologies Ltd *	54,400	705,568
Taro Pharmaceuticals Industries Ltd *	17,000	639,200

		1,344,768

United Kingdom - 0.07%

Amdocs Ltd *	55,200	542,064

Total Foreign Common Stocks (Cost $20,815,579)		20,607,139

	Principal Amount

CONVERTIBLE CORPORATE BOND - 0.00%

Technology - 0.00%

MicroStrategy Inc 7.500% due 06/24/07	$7,470	3,025

Total Convertible Corporate Bond (Cost $0)		3,025

TOTAL INVESTMENTS - 97.09% (Cost $848,891,426)		722,926,627

OTHER ASSETS AND LIABILITIES, NET - 2.91%		21,702,234

NET ASSETS - 100.00%		$744,628,861

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

STRATEGIC VALUE PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

CONVERTIBLE PREFERRED STOCK - 1.60%

Autos & Transportation - 1.60%

General Motors Corp	52,000	$1,201,200

Total Convertible Preferred Stock (Cost $1,414,972)		1,201,200

COMMON STOCKS - 78.25%

Autos & Transportation - 3.90%

General Motors Corp	20,000	737,200
Lear Corp *	65,850	2,191,488

		2,928,688

Consumer Discretionary - 25.59%

Allied Waste Industries Inc *	246,645	2,466,450
Arbitron Inc *	8,407	281,635
Bally Total Fitness Holding Corp *	20,070	142,296
Blockbuster Inc ‘A’	44,315	542,859
EchoStar Communications Corp ‘A’ *	49,205	1,095,303
Liberty Media Corp ‘A’ *	571,714	5,111,123
Liz Claiborne Inc	49,860	1,478,349
Mattel Inc	83,435	1,597,780
Station Casinos Inc *	82,925	1,467,773
The McGraw-Hill Cos Inc	3,400	205,496
The New York Times Co ‘A’	19,035	870,471
Toys R Us Inc *	128,620	1,286,200
Valassis Communications Inc *	61,350	1,805,530
Viacom Inc ‘B’ *	21,340	869,818

		19,221,083

Consumer Staples - 0.55%

Vector Group Ltd	35,484	412,324

Diversified - 2.00%

SPX Corp *	40,020	1,498,749

Energy - 5.81%

Apache Corp	42,296	2,410,449
Ocean Energy Inc	97,845	1,953,965

		4,364,414

Financial Services - 15.70%

American Express Co	28,340	1,001,819
Berkshire Hathaway Inc ‘B’ *	1,425	3,452,775
Citigroup Inc	16,820	591,896
Fannie Mae	61,465	3,954,043
Moody’s Corp	29,960	1,237,048
SLM Corp	14,630	1,519,472
Travelers Property Casualty Corp ‘A’ *	726	10,636
Travelers Property Casualty Corp ‘B’ *	1,493	21,872

		11,789,561

Materials & Processing - 4.69%

Packaging Corp of America *	114,520	2,088,845
Rayonier Inc	31,745	1,436,461

		3,525,306

Producer Durables - 0.67%

Alliant Techsystems Inc *	8,055	502,229

Technology - 13.75%

Apple Computer Inc *	194,435	2,786,254
Cadence Design Systems Inc *	211,610	2,494,882
Ceridian Corp *	188,365	2,716,223
Computer Associates International Inc	172,605	2,330,168

		10,327,527

Utilities - 5.59%

Kinder Morgan Management LLC *	132,878	4,197,620

Total Common Stocks (Cost $67,603,256)		58,767,501

FOREIGN COMMON STOCKS - 12.70%

Bermuda - 3.46%

Tyco International Ltd	152,045	2,596,929

Japan - 1.45%

Nissan Motor Co Ltd	140,000	1,091,889

Mexico - 6.09%

Cemex SA de CV ADR	181,865	3,911,916
Grupo TMM SA de CV ADR ‘A’ *	128,050	659,458

		4,571,374

South Korea - 1.70%

SK Corp *	115,420	1,274,821

Total Foreign Common Stocks (Cost $9,671,581)		9,535,013

	Principal Amount

CORPORATE BOND - 0.00%

Consumer Discretionary - 0.00%

Ames Department Stores Inc
10.000% due 04/15/06 ##	$125,000	1,875

Total Corporate Bond (Cost $60,245)		1,875

CONVERTIBLE CORPORATE BOND - 1.26%

Consumer Staples - 1.26%

Vector Group Ltd
6.250% due 07/15/08 ~	1,460,000	949,000

Total Convertible Corporate Bond (Cost $1,460,000)		949,000

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

STRATEGIC VALUE PORTFOLIO

Schedule of Investments (Continued)

June 30, 2002

	Principal Amount	Value

SHORT-TERM INVESTMENT - 5.12%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 5.12%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $3,842,160; collateralized by U.S. Treasury Bonds—market value $3,919,988 and due 08/15/20)	$3,842,000	$3,842,000

Total Securities Held Under Repurchase Agreement		3,842,000

Total Short-Term Investment (Cost $3,842,000)		3,842,000

TOTAL INVESTMENTS - 98.93% (Cost $84,052,054)		74,296,589

OTHER ASSETS AND LIABILITIES, NET - 1.07%		806,021

NET ASSETS - 100.00%		$75,102,610

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

GROWTH LT PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 85.13%

Consumer Discretionary - 21.69%

Amazon.com Inc *	978,500	$18,483,865
AOL Time Warner Inc *	2,082,663	27,282,885
Avon Products Inc	270,500	14,571,835
Darden Restaurants Inc	195,855	4,005,235
Dollar Tree Stores Inc *	641,020	15,749,861
EchoStar Communications Corp ‘A’ *	411,920	9,169,339
Electronic Arts Inc *	239,845	11,937,086
Liberty Media Corp ‘A’ *	10,720,602	95,842,182
The Stanley Works	195,860	6,772,839
The TJX Cos Inc	879,050	17,159,056
TMP Worldwide Inc *	1,019,355	11,528,905
USA Interactive *	1,214,925	27,773,186
Viacom Inc ‘B’ *	342,479	13,959,444
Wendy’s International Inc	133,910	3,624,944
Yahoo! Inc *	1,410,520	23,062,002
Yum! Brands Inc *	466,935	11,309,166

		312,231,830

Energy - 4.48%

Anadarko Petroleum Corp	368,215	17,637,498
BJ Services Co *	564,020	18,223,486
Patterson-UTI Energy Inc *	155,365	4,687,362
Smith International Inc *	735,830	24,002,775

		64,551,121

Financial Services - 17.26%

AFLAC Inc	1,070,790	32,252,195
Berkshire Hathaway Inc ‘B’ *	31,293	75,822,939
Citigroup Inc	311,345	10,956,231
E*TRADE Group Inc *	1,543,040	7,499,174
Fannie Mae	335,025	21,552,158
Fifth Third Bancorp	350,040	20,494,842
Goldman Sachs Group Inc	523,370	35,641,497
The Allstate Corp	1,195,870	44,235,231

		248,454,267

Health Care - 22.77%

AmerisourceBergen Corp	554,170	30,096,973
Anthem Inc *	378,035	23,778,402
Cardinal Health Inc	381,620	22,588,088
Eli Lilly & Co	114,785	7,288,848
Forest Laboratories Inc *	458,545	45,038,290
Genentech Inc *	448,015	14,856,177
Genzyme Corp-General Division *	266,570	7,882,475
Guidant Corp *	652,700	20,135,795
McKesson Corp	754,750	20,400,892
MedImmune Inc *	576,380	15,660,245
Medtronic Inc	648,945	29,591,892
Pfizer Inc	1,599,875	48,908,179
UnitedHealth Group Inc	283,185	23,645,948
Wyeth	482,555	18,047,557

		327,919,761

Integrated Oils - 1.53%

Murphy Oil Corp	514,530	22,047,610

Producer Durables - 4.07%

Applied Materials Inc *	202,075	2,633,037
KLA-Tencor Corp *	86,085	3,044,826
Lockheed Martin Corp	455,610	26,311,478
Northrop Grumman Corp	246,830	23,942,510
Novellus Systems Inc *	96,435	2,707,895

		58,639,746

Technology - 8.29%

Analog Devices Inc *	163,990	3,914,441
Apple Computer Inc *	1,885,465	27,018,713
Computer Associates International Inc	905,120	12,219,120
General Dynamics Corp	190,570	15,125,541
Intuit Inc *	200,640	9,414,029
Microsoft Corp *	586,805	30,337,818
Raytheon Co	552,250	16,981,688
Synopsys Inc *	95,645	4,414,017

		119,425,367

Utilities - 5.04%

Cablevision Systems Corp ‘A’ *	2,376,811	39,787,816
Comcast Corp Special ‘A’ *	671,125	15,160,714
Cox Communications Inc ‘A’ *	621,980	17,664,232

		72,612,762

Total Common Stocks (Cost $1,356,056,075)		1,225,882,464

FOREIGN COMMON STOCKS - 13.23%

Bermuda - 2.04%

Platinum Underwriters Holdings Ltd *	309,685	8,160,200
XL Capital Ltd ‘A’	274,125	21,176,156

		29,336,356

Canada - 1.68%

Biovail Corp *	202,725	5,353,967
Canadian National Railway Co	452,265	18,796,133

		24,150,100

Finland - 4.32%

Nokia OYJ	366,918	5,836,192
Nokia OYJ ADR	3,632,440	56,302,820

		62,139,012

South Korea - 2.65%

Samsung Electronics Co Ltd	144,350	38,215,842

Switzerland - 1.54%

Novartis AG *	202,955	7,412,103
Novartis AG ADR	401,735	14,755,727

		22,167,830

United Kingdom - 1.00%

Willis Group Holdings Ltd *	502,890	14,417,856

Total Foreign Common Stocks (Cost $227,457,861)		190,426,996

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

GROWTH LT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

SHORT-TERM INVESTMENT - 2.60%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 2.60%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $37,379,557; collateralized by U.S. Treasury Notes—market value $38,127,500 and due 11/30/04)	$37,378,000	$37,378,000

Total Securities Held Under Repurchase Agreement		37,378,000

Total Short-Term Investment (Cost $37,378,000)		37,378,000

TOTAL INVESTMENTS - 100.96% (Cost $1,620,891,936)		1,453,687,460

OTHER ASSETS AND LIABILITIES, NET - (0.96%)		(13,787,564)

NET ASSETS - 100.00%		$1,439,899,896

Note to Schedule of Investments

(a) Forward foreign currency contracts outstanding at December 31, 2002, are summarized as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Appreciation (Depreciation)

Buy	ED	8,750,000	01/03	$459,004
Sell		23,500,000	01/03	(1,886,135)
Buy		5,700,000	04/03	117,125
Sell		23,000,000	04/03	(1,520,104)
Sell	KW	26,350,000,000	02/03	(910,644)
Sell	SF	16,700,000	03/03	(580,711)

				$(4,321,465)

Principal amount denoted in the indicated currency:

ED—Eurodollar

KW—Korean Won

SF—Swiss Franc

See Notes to Financial Statements

PACIFIC SELECT FUND

FOCUSED 30 PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 70.81%

Consumer Discretionary - 33.32%

AMN Healthcare Services Inc *	40,715	$688,491
AOL Time Warner Inc *	108,665	1,423,512
Avon Products Inc	8,265	445,236
Barnes & Noble Inc *	36,210	654,315
Best Buy Co Inc *	17,075	412,361
Costco Wholesale Corp *	38,545	1,081,573
Fox Entertainment Group Inc ‘A’ *	23,185	601,187
Fred’s Inc	14,205	365,068
Getty Images Inc *	41,115	1,256,063
Hispanic Broadcasting Corp *	46,225	949,924
Metro-Goldwyn-Mayer Inc *	55,435	720,655
Nike Inc ‘B’	14,645	651,263
Radio One Inc ‘D’ *	38,735	558,946
Six Flags Inc *	78,300	447,093
Univision Communications Inc ‘A’ *	22,595	553,577
USA Interactive *	82,440	1,884,578

		12,693,842

Consumer Staples - 5.36%

Performance Food Group Co *	60,110	2,041,275

Financial Services - 15.47%

Berkshire Hathaway Inc ‘B’ *	829	2,008,667
Chicago Mercantile Exchange Inc	12,405	541,602
Citigroup Inc	23,715	834,531
Paychex Inc	89,885	2,507,792

		5,892,592

Health Care - 6.81%

Forest Laboratories Inc *	6,645	652,672
Oxford Health Plans Inc *	11,400	415,530
Sepracor Inc *	51,335	496,409
Tenet Healthcare Corp *	62,782	1,029,625

		2,594,236

Materials & Processing - 3.37%

LNR Property Corp	36,255	1,283,427

Producer Durables - 4.82%

Flowserve Corp *	124,125	1,835,809

Technology - 1.66%

Apple Computer Inc *	29,500	422,735
Semtech Corp *	19,025	207,753

		630,488

Total Common Stocks (Cost $28,546,595)		26,971,669

FOREIGN COMMON STOCKS - 16.20%

Bermuda - 5.73%

Platinum Underwriters Holdings Ltd *	8,230	216,860
XL Capital Ltd ‘A’	25,420	1,963,695

		2,180,555

Canada - 6.74%

EnCana Corp (NYSE)	8,035	249,888
EnCana Corp (TSX)	58,491	1,813,162
Molson Inc ‘A’	23,768	505,236

		2,568,286

Israel - 3.00%

Check Point Software Technologies Ltd *	61,150	793,116
Taro Pharmaceuticals Industries Ltd *	9,335	350,996

		1,144,112

South Korea - 0.73%

KorAm Bank *	44,830	279,703

Total Foreign Common Stocks (Cost $6,217,509)		6,172,656

	Principal Amount

CONVERTIBLE CORPORATE BOND - 0.92%

Health Care - 0.92%

Sepracor Inc 7.000% due 12/15/05	$420,000	348,600

Total Convertible Corporate Bond (Cost $321,949)		348,600

SHORT-TERM INVESTMENT - 10.61%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 10.61%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $4,042,168; collateralized by U.S. Treasury Bonds—market value $4,125,103 and due 08/15/20)	4,042,000	4,042,000

Total Securities Held Under Repurchase Agreement		4,042,000

Total Short-Term Investment (Cost $4,042,000)		4,042,000

TOTAL INVESTMENTS - 98.54% (Cost $39,128,053)		37,534,925

OTHER ASSETS AND LIABILITIES, NET - 1.46%		557,281

NET ASSETS - 100.00%		$38,092,206

Note to Schedule of Investments

(a) Forward foreign currency contracts outstanding at December 31, 2002, are summarized as follows:

Contract to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Depreciation

Sell	KW	200,000,000	02/03	$(5,353)

Principal amount denoted in the indicated currency:

KW - Korean Won

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value
COMMON STOCKS - 94.54%

Autos & Transportation - 1.91%

Swift Transportation Co Inc *	687,700	$13,766,379

Consumer Discretionary - 25.16%

American Eagle Outfitters Inc *	814,400	11,222,432
ARAMARK Corp ‘B’ *	765,800	17,996,300
Black & Decker Corp	232,900	9,989,081
Convergys Corp *	539,000	8,165,850
International Game Technology *	146,000	11,084,320
Lee Enterprises Inc	273,700	9,174,424
Mattel Inc	747,200	14,308,880
Mohawk Industries Inc *	146,100	8,320,395
Newell Rubbermaid Inc	226,400	6,866,712
Nike Inc ‘B’	361,400	16,071,458
Polo Ralph Lauren Corp *	558,600	12,155,136
Republic Services Inc *	428,100	8,981,537
Starwood Hotels & Resorts Worldwide Inc	151,500	3,596,610
The Gap Inc	767,300	11,908,496
The TJX Cos Inc	721,600	14,085,632
Valassis Communications Inc *	266,900	7,854,867
Yum! Brands Inc *	375,600	9,097,032

		180,879,162

Consumer Staples - 0.95%

Loews Corp-Carolina Group	335,400	6,798,558

Diversified - 1.43%

Eaton Corp	131,300	10,255,843

Energy - 5.55%

Baker Hughes Inc	429,300	13,819,167
Burlington Resources Inc	328,200	13,997,730
Cooper Cameron Corp *	242,200	12,066,404

		39,883,301

Financial Services - 22.71%

AMB Property Corp	332,400	9,094,464
AMBAC Financial Group Inc	156,300	8,790,312
Archstone-Smith Trust	488,900	11,508,706
Charter One Financial Inc	491,000	14,106,430
Dun & Bradstreet Corp *	335,800	11,581,742
Equifax Inc	483,000	11,176,620
Federated Investors Inc ‘B’	458,600	11,634,682
Golden West Financial Corp	95,900	6,886,579
Health Care Property Investors Inc	331,000	12,677,300
Investment Technology Group Inc *	353,400	7,902,024
Jefferson-Pilot Corp	64,700	2,465,717
Mercantile Bankshares Corp	190,300	7,343,677
Northern Trust Corp	227,800	7,984,390
SEI Investments Co	384,000	10,437,120
SouthTrust Corp	391,600	9,731,260
Student Loan Corp	113,800	11,129,640
The St. Paul Cos Inc	259,700	8,842,785

		163,293,448

Health Care - 15.13%

Advanced Medical Optics Inc *	4	48
Allergan Inc	168,200	9,691,684
Barr Laboratories Inc *	156,300	10,173,567
Biogen Inc *	136,000	5,448,160
DaVita Inc *	348,900	8,607,363
First Health Group Corp *	410,600	9,998,110
Genzyme Corp-General Division *	274,200	8,108,094
Guidant Corp *	286,100	8,826,185
King Pharmaceuticals Inc *	644,500	11,078,955
Lincare Holdings Inc *	241,400	7,633,068
Universal Health Services Inc ‘B’ *	237,800	10,724,780
Watson Pharmaceuticals Inc *	347,200	9,815,344
WellChoice Inc *	362,800	8,689,060

		108,794,418

Materials & Processing - 5.73%

American Standard Cos Inc *	163,700	11,645,618
Bowater Inc	309,700	12,991,915
Cabot Microelectronics Corp *	136,300	6,433,360
PPG Industries Inc	202,500	10,155,375

		41,226,268

Producer Durables - 6.10%

Agilent Technologies Inc *	395,600	7,104,976
Lexmark International Inc *	129,000	7,804,500
Pitney Bowes Inc	438,500	14,321,410
Rockwell Collins Inc	629,400	14,639,844

		43,870,730

Technology - 5.27%

Apple Computer Inc *	392,300	5,621,659
BMC Software Inc *	665,500	11,386,705
Gartner Inc ‘A’ *	530,900	4,884,280
Harris Corp	342,500	9,007,750
Scientific-Atlanta Inc	591,400	7,014,004
Veritas Software Corp *	1	16

		37,914,414

Utilities - 4.60%

Entergy Corp	302,100	13,772,739
KeySpan Corp	272,800	9,613,472
NiSource Inc	482,600	9,652,000

		33,038,211

Total Common Stocks (Cost $696,495,066)		679,720,732

FOREIGN COMMON STOCK - 1.51%

Canada - 1.51%

Celestica Inc *	769,800	10,854,180

Total Foreign Common Stock (Cost $18,906,423)		10,854,180

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

SHORT-TERM INVESTMENT - 4.58%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 4.58%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $32,894,371; collateralized by U.S. Treasury Bonds—market value $33,556,080 and due 02/15/19)	$32,893,000	$32,893,000

Total Securities Held Under Repurchase Agreement		32,893,000

Total Short-Term Investment (Cost $ 32,893,000)		32,893,000

TOTAL INVESTMENTS - 100.63% (Cost $ 748,294,489)		723,467,912

OTHER ASSETS AND LIABILITIES, NET - (0.63%)		(4,535,522)

NET ASSETS - 100.00%		$718,932,390

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value
COMMON STOCKS - 93.72%

Denmark - 2.98%

Danske Bank AS	1,794,000	$29,679,727

Finland - 4.10%

Nokia OYJ	2,566,600	40,824,301

France - 12.63%

Aventis SA	567,320	30,853,596
AXA	1,538,728	20,662,380
Societe Generale ‘A’	608,000	35,427,826
TotalFinaElf SA	271,595	38,808,587

		125,752,389

Germany - 3.62%

Deutsche Bank AG	397,000	18,297,972
Siemens AG	418,000	17,773,757

		36,071,729

Ireland - 2.76%

Allied Irish Banks PLC	2,034,000	27,462,486

Italy - 5.79%

ENI SPA *	2,835,250	45,097,444
Sanpaolo IMI SPA *	1,930,000	12,563,103

		57,660,547

Japan - 5.61%

Canon Inc	774,000	29,139,897
Kao Corp	1,218,000	26,723,575

		55,863,472

Netherlands - 9.84%

ABN Amro Holding NV	2,125,720	34,771,342
Heineken NV	850,112	33,202,232
Royal Dutch Petroleum Co	681,240	30,004,061

		97,977,635

Spain - 2.74%

Endesa SA	2,336,880	27,356,417

Switzerland - 13.10%

Compagnie Financiere Richemont AG ‘A’	534,800	9,988,302
Nestle SA *	204,630	43,402,773
Novartis AG *	1,020,200	37,258,643
UBS AG (SMI) *	819,000	39,841,320

		130,491,038

United Kingdom - 30.55%

AstraZeneca PLC (FTSE)	884,365	31,638,423
Barclays PLC	5,708,000	35,414,002
BP PLC	4,390,430	30,211,010
Cadbury Schweppes PLC	5,912,997	36,876,435
Diageo PLC	3,314,187	36,050,483
GlaxoSmithKline PLC	1,791,576	34,414,527
HSBC Holdings PLC	3,814,400	42,198,507
Tesco PLC	5,200,000	16,256,812
Unilever PLC	4,333,100	41,268,293

		304,328,492

Total Common Stocks (Cost $1,127,008,220)		933,468,233

	Principal Amount

SHORT-TERM INVESTMENT - 6.44%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 6.44%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $64,097,256; collateralized by U.S. Treasury Notes—market value $16,418,507 and due 07/31/04; and market value $48,963,831 and due 06/30/04)	$64,094,586	64,094,586

Total Securities Held Under Repurchase Agreement		64,094,586

Total Short-Term Investment (Cost $64,094,586)		64,094,586

TOTAL INVESTMENTS - 100.16% (Cost $1,191,102,806)		997,562,819

OTHER ASSETS AND LIABILITIES, NET - (0.16%)		(1,590,281)

NET ASSETS - 100.00%		$995,972,538

Note to Schedule of Investments

(a) At December 31, 2002, the portfolio’s investments were diversified as a  percentage of net assets as follows:

Financial Services	29.7%
Consumer Staples	20.8%
Health Care	13.5%
Integrated Oils	9.9%
Technology	7.0%
Short-Term Investment	6.4%
Energy	4.6%
Utilities	2.8%
Materials & Processing	2.7%
Diversified	1.8%
Consumer Discretionary	1.0%
Other	(0.2%	)

Total	100.0%

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

CAPITAL OPPORTUNITIES PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 94.90%

Autos & Transportation - 1.21%

FedEx Corp	7,240	$392,553
Harley-Davidson Inc	19,890	918,918
United Parcel Service Inc ‘B’	7,090	447,237

		1,758,708

Consumer Discretionary - 17.98%

AOL Time Warner Inc *	66,050	865,255
ARAMARK Corp ‘B’ *	40,140	943,290
Avon Products Inc	8,480	456,818
Best Buy Co Inc *	3,210	77,522
Brinker International Inc *	17,500	564,375
Clear Channel Communications Inc *	26,340	982,219
EchoStar Communications Corp ‘A’ *	34,880	776,429
Fox Entertainment Group Inc ‘A’ *	12,840	332,941
Hilton Hotels Corp	43,700	555,427
Home Depot Inc	79,500	1,904,820
Kimberly-Clark Corp	5,700	270,579
Kohl’s Corp *	13,400	749,730
Lamar Advertising Co *	30,980	1,042,477
Limited Brands Inc	28,490	396,866
Lowe’s Cos Inc	8,040	301,500
McDonald’s Corp	44,580	716,846
Nike Inc ‘B’	1,680	74,710
Outback Steakhouse Inc	8,040	276,898
Reebok International Ltd *	8,300	244,020
Sears Roebuck & Co	125,660	3,009,557
Starwood Hotels & Resorts Worldwide Inc	45,630	1,083,256
Target Corp	30,940	928,200
The Gap Inc	39,240	609,005
The May Department Stores Co	16,400	376,872
The New York Times Co ‘A’	17,720	810,336
The Walt Disney Co	67,610	1,102,719
Viacom Inc ‘B’ *	109,774	4,474,388
Wal-Mart Stores Inc	38,210	1,929,987
Westwood One Inc *	10,520	393,027

		26,250,069

Consumer Staples - 2.65%

Kroger Co *	120,830	1,866,824
PepsiCo Inc	28,940	1,221,847
Safeway Inc *	33,570	784,195

		3,872,866

Diversified - 1.98%

General Electric Co	84,260	2,051,731
Schlumberger Ltd	19,830	834,645

		2,886,376

Energy - 4.48%

Apache Corp	18,169	1,035,451
BJ Services Co *	29,100	940,221
Calpine Corp *	362,300	1,181,098
Cooper Cameron Corp *	24,520	1,221,586
Devon Energy Corp	47,200	2,166,480

		6,544,836

Financial Services - 21.08%

Affiliated Computer Services Inc ‘A’ *	29,980	1,578,447
American International Group Inc	14,620	845,767
Arthur J. Gallagher & Co	17,140	503,573
Automatic Data Processing Inc	32,530	1,276,802
Bank of America Corp	12,200	848,754
CIGNA Corp	5,380	221,226
Citigroup Inc	99,890	3,515,129
Concord EFS Inc *	6,370	100,264
DST Systems Inc *	6,100	216,855
First Data Corp	31,130	1,102,313
FleetBoston Financial Corp	72,000	1,749,600
Freddie Mac	47,910	2,829,086
Goldman Sachs Group Inc	13,390	911,859
Mellon Financial Corp	78,630	2,053,029
Merrill Lynch & Co Inc	72,970	2,769,212
MetLife Inc	15,400	416,416
Morgan Stanley	35,210	1,405,583
Nationwide Financial Services Inc ‘A’	29,480	844,602
SAFECO Corp	7,100	246,157
SLM Corp	5,880	610,697
SunGard Data Systems Inc *	36,700	864,652
The Allstate Corp	25,800	954,342
The BISYS Group Inc *	47,450	754,455
The Hartford Financial Services Group Inc	50,330	2,286,491
Travelers Property Casualty Corp ‘A’ *	109,823	1,608,907
UnumProvident Corp	14,340	251,524

		30,765,742

Health Care - 13.62%

Abbott Laboratories	22,620	904,800
Amgen Inc *	18,250	882,205
Baxter International Inc	26,993	755,804
Eli Lilly & Co	47,190	2,996,565
Express Scripts Inc ‘A’ *	5,360	257,494
Forest Laboratories Inc *	9,970	979,253
Genzyme Corp-General Division *	26,496	783,487
Johnson & Johnson	40,400	2,169,884
MedImmune Inc *	15,670	425,754
Merck & Co Inc	30,910	1,749,815
Pfizer Inc	168,600	5,154,102
Pharmacia Corp	17,980	751,564
Schering-Plough Corp	73,542	1,632,632
Wyeth	11,930	446,182

		19,889,541

Integrated Oils - 3.78%

ConocoPhillips	15,000	725,850
GlobalSantaFe Corp	55,953	1,360,777
Noble Corp *	56,320	1,979,648
Occidental Petroleum Corp	51,240	1,457,778

		5,524,053

Materials & Processing - 3.78%

Alcoa Inc	70,170	1,598,473
Bowater Inc	27,420	1,150,269
Lyondell Chemical Co	11,300	142,832
Owens-Illinois Inc *	71,790	1,046,698
Phelps Dodge Corp *	6,000	189,900
Praxair Inc	16,090	929,519
Smurfit-Stone Container Corp *	29,400	452,495

		5,510,186

Producer Durables - 1.73%

Danaher Corp	16,600	1,090,620
Deere & Co	15,300	701,505
Illinois Tool Works Inc	11,340	735,512

		2,527,637

Technology - 12.39%

Advanced Fibre Communications Inc *	41,980	700,226
Analog Devices Inc *	36,990	882,951
Applied Micro Circuits Corp *	34,000	125,460
Cadence Design Systems Inc *	35,140	414,301
Cisco Systems Inc *	153,910	2,016,221
Dell Computer Corp *	32,590	871,457
Intel Corp	26,900	418,833
International Business Machines Corp	15,600	1,209,000

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

CAPITAL OPPORTUNITIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

Linear Technology Corp	20,010	$514,657
Maxim Integrated Products Inc	14,340	473,794
Microsoft Corp *	64,580	3,338,786
Motorola Inc	101,700	879,705
Network Associates Inc *	18,000	289,620
Oracle Corp *	261,560	2,824,848
PeopleSoft Inc *	65,970	1,207,251
Symantec Corp *	6,900	279,105
Texas Instruments Inc	26,520	398,065
Veritas Software Corp *	79,650	1,244,133

		18,088,413

Utilities - 10.22%

AT&T Corp	36,830	961,631
AT&T Wireless Services Inc *	507,680	2,868,392
Comcast Corp ‘A’ *	19,553	460,864
Comcast Corp Special ‘A’ *	97,250	2,196,878
National Fuel Gas Co	19,000	393,870
NiSource Inc	127,340	2,546,800
Telephone & Data Systems Inc	41,380	1,945,689
TXU Corp	44,100	823,789
Verizon Communications Inc	70,060	2,714,826

		14,912,739

Total Common Stocks (Cost $146,554,296)		138,531,166

FOREIGN COMMON STOCKS - 4.02%

Bermuda - 2.87%

Accenture Ltd ‘A’ *	45,080	810,989
ACE Ltd	33,270	976,142
Tyco International Ltd	81,150	1,386,042
XL Capital Ltd ‘A’	13,160	1,016,610

		4,189,783

Canada - 0.26%

Alcan Inc	13,130	387,598

France - 0.57%

Aventis SA	15,350	834,807

Israel - 0.18%

Check Point Software Technologies Ltd *	7,270	94,292
Partner Communications ADR *	45,590	161,844

		256,136

Switzerland - 0.14%

Alcon Inc *	5,250	207,112

Total Foreign Common Stocks (Cost $7,054,593)		5,875,436

	Principal Amount

SHORT-TERM INVESTMENTS - 3.68%

COMMERCIAL PAPER - 3.43%

Federal Home Loan Bank 0.750% due 01/02/03	$5,006,000	5,005,896

Total Commercial Paper		5,005,896

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.25%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $367,015; collateralized by U.S. Treasury Bonds—market value $380,339 and due 11/15/10)	367,000	367,000

Total Securities Held Under Repurchase Agreement		367,000

Total Short-Term Investments (Cost $5,372,896)		5,372,896

TOTAL INVESTMENTS - 102.60% (Cost $158,981,785)		149,779,498

OTHER ASSETS AND LIABILITIES, NET - (2.60%)		(3,796,135)

NET ASSETS - 100.00%		$145,983,363

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 91.06%

Autos & Transportation - 0.94%

Expeditors Int’l of Washington Inc	16,290	$531,869
Swift Transportation Co Inc *	16,800	336,302

		868,171

Consumer Discretionary - 33.28%

Abercrombie & Fitch Co ‘A’ *	12,360	252,886
Apollo Group Inc ‘A’ *	13,400	589,600
Blockbuster Inc ‘A’	19,650	240,713
Brinker International Inc *	25,840	833,340
CDW Computer Centers Inc *	3,610	158,298
ChoicePoint Inc *	25,040	988,830
Cost Plus Inc CA *	8,640	247,709
Dollar Tree Stores Inc *	29,240	718,427
EchoStar Communications Corp ‘A’ *	86,880	1,933,949
Entercom Communications Corp *	12,360	579,931
Expedia Inc ‘A’ *	10,300	689,381
Family Dollar Stores Inc	40,580	1,266,502
Hearst-Argyle Television Inc *	36,160	871,818
Hilton Hotels Corp	53,620	681,510
LIN TV Corp ‘A’ *	8,450	205,758
Linens ‘n Things Inc *	17,100	386,460
Manpower Inc	19,700	628,430
Mattel Inc	24,420	467,643
Meredith Corp	15,260	627,339
Nordstrom Inc	35,370	670,969
Office Depot Inc *	44,720	660,067
Outback Steakhouse Inc	43,160	1,486,430
PETsMART Inc *	49,480	847,592
Scholastic Corp *	9,470	340,446
Starbucks Corp *	17,020	346,868
Starwood Hotels & Resorts Worldwide Inc	39,380	934,881
Talbots Inc	48,300	1,329,699
The E.W. Scripps Co ‘A’	13,190	1,014,970
The McGraw-Hill Cos Inc	34,010	2,055,564
The New York Times Co ‘A’	19,660	899,052
The TJX Cos Inc	30,810	601,411
Tiffany & Co	43,240	1,033,868
Tribune Co	27,200	1,236,512
Univision Communications Inc ‘A’ *	49,250	1,206,625
USA Interactive *	32,560	744,322
Weight Watchers International Inc *	21,430	985,137
Westwood One Inc *	30,100	1,124,536
Williams-Sonoma Inc *	9,480	257,382
Yahoo! Inc *	35,440	579,444

		30,724,299

Consumer Staples - 1.05%

Hershey Foods Corp	14,330	966,415

Diversified - 0.83%

ITT Industries Inc	12,610	765,301

Energy - 1.70%

BJ Services Co *	23,370	755,085
Cooper Cameron Corp *	16,390	816,550

		1,571,635

Financial Services - 9.38%

Arthur J. Gallagher & Co	42,640	1,252,763
DST Systems Inc *	9,760	346,968
First Tennessee National Corp	14,750	530,115
Investors Financial Services Corp	32,140	880,315
Lehman Brothers Holdings Inc	8,560	456,162
New York Community Bancorp Inc	41,760	1,206,029
SAFECO Corp	17,200	596,324
SunGard Data Systems Inc *	67,390	1,587,708
TCF Financial Corp	17,600	768,944
The BISYS Group Inc *	65,200	1,036,680

		8,662,008

Health Care - 20.17%

Biogen Inc *	28,030	1,122,882
Caremark Rx Inc *	110,640	1,797,900
Celgene Corp *	21,020	451,299
Cytyc Corp *	152,160	1,552,032
DENTSPLY International Inc	32,050	1,193,510
First Health Group Corp *	26,390	642,596
Genzyme Corp—General Division *	51,320	1,517,532
Guidant Corp *	50,700	1,564,095
Health Management Associates Inc ‘A’	33,400	597,860
IDEC Pharmaceuticals Corp *	5,570	184,757
IMS Health Inc	38,150	610,400
Invitrogen Corp *	30,700	961,831
LifePoint Hospitals Inc *	16,270	486,977
Lincare Holdings Inc *	34,800	1,100,376
MedImmune Inc *	57,700	1,567,709
Mylan Laboratories Inc	49,540	1,728,946
Stryker Corp	14,730	988,678
Varian Medical Systems Inc *	10,710	531,216
Visx Inc *	2,280	21,842

		18,622,438

Integrated Oils - 0.55%

Noble Corp *	14,530	510,730

Materials & Processing - 0.44%

Smurfit-Stone Container Corp *	26,090	401,551

Producer Durables - 5.37%

Alliant Techsystems Inc *	9,370	584,220
American Tower Corp ‘A’ *	156,030	550,786
Crown Castle International Corp *	193,290	724,838
KLA-Tencor Corp *	19,380	685,471
Novellus Systems Inc *	42,160	1,183,853
Waters Corp *	56,150	1,222,947

		4,952,115

Technology - 17.35%

Advanced Fibre Communications Inc *	43,110	719,075
Analog Devices Inc *	60,380	1,441,271
Applera Corp-Applied Biosystems Group	22,160	388,686
BEA Systems Inc *	95,180	1,091,715
Cadence Design Systems Inc *	19,180	226,132
Comverse Technology Inc *	21,730	217,735
Intuit Inc *	24,220	1,136,402
Linear Technology Corp	9,700	249,484
Macrovision Corp *	17,150	275,086
Maxim Integrated Products Inc	27,120	896,045
Mercury Interactive Corp *	36,060	1,069,179
Microchip Technology Inc	57,210	1,398,784
Millipore Corp *	41,080	1,396,720
Network Associates Inc *	42,720	687,365
PeopleSoft Inc *	83,060	1,519,998
QLogic Corp *	17,100	590,121
RF Micro Devices Inc *	31,360	229,869
Rockwell Automation Inc	37,190	770,205

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Symantec Corp *	7,010	$283,554
Veritas Software Corp *	91,770	1,433,447

		16,020,873

Total Common Stocks (Cost $86,180,491)		84,065,536

FOREIGN COMMON STOCKS - 3.41%

Bermuda - 0.96%

ACE Ltd	30,350	890,469

Israel - 0.84%

Teva Pharmaceutical Industries Ltd ADR	20,200	779,922

Netherlands - 0.25%

ASML Holding NV ‘NY’ *	27,250	227,810

United Kingdom - 1.36%

Shire Pharmaceuticals Group PLC ADR *	43,960	830,404
Willis Group Holdings Ltd *	14,670	420,589

		1,250,993

Total Foreign Common Stocks (Cost $3,605,384)		3,149,194

	Principal Amount

SHORT-TERM INVESTMENTS - 7.25%

COMMERCIAL PAPER - 6.80%

Federal Home Loan Bank 0.750% due 01/02/03	$6,277,000	6,276,869

Total Commercial Paper		6,276,869

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.45%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $416,017; collateralized by U.S. Treasury Bonds—market value $430,117 and due 11/15/16)	416,000	416,000

Total Securities Held Under Repurchase Agreement		416,000

Total Short-Term Investments (Cost $6,692,869)		6,692,869

TOTAL INVESTMENTS - 101.72% (Cost $96,478,744)		93,907,599

OTHER ASSETS AND LIABILITIES, NET - (1.72%)		(1,589,804)

NET ASSETS - 100.00%		$92,317,795

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

GLOBAL GROWTH PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

PREFERRED STOCKS - 0.97%

Brazil - 0.04%

Gerdau SA ADR	1,300	$11,570

Germany - 0.93%

Fresenius Medical Care AG	4,730	144,015
Porsche AG	259	107,682

		251,697

Total Preferred Stocks (Cost $300,471)		263,267

COMMON STOCKS - 94.98%

Australia - 1.22%

Australia & New Zealand Banking Group Ltd	11,570	112,565
John Fairfax Holdings Ltd	17,500	31,598
TABCORP Holdings Ltd	17,830	106,481
The News Corp Ltd	13,116	84,433

		335,077

Austria - 0.12%

Erste Bank Oesterreichischen Sparkassen AG	500	33,676

Belgium - 0.40%

Fortis	6,160	108,652

Bermuda - 0.86%

Accenture Ltd ‘A’ *	4,380	78,796
ACE Ltd	1,610	47,237
XL Capital Ltd ‘A’	1,410	108,922

		234,955

Brazil - 0.78%

Aracruz Celulose SA ADR	5,250	97,440
Cia Vale do Rio Doce ADR	800	23,128
Petroleo Brasileiro SA ADR	6,120	91,433

		212,001

Canada - 1.50%

Bank of Nova Scotia	1,500	50,197
EnCana Corp (NYSE)	3,770	117,247
EnCana Corp (TSX)	7,830	242,722

		410,166

China - 0.83%

Beijing Datang Power Generation Co Ltd ‘H’	42,000	13,599
China Oilfield Services Co Ltd *	228,000	55,549
China Telecom Corp Ltd *	178,000	31,270
Huaneng Power International Inc ‘H’	129,000	103,385
PetroChina Co Ltd ‘H’	114,000	22,658

		226,461

Denmark - 0.65%

Danske Bank AS	10,640	176,027

Egypt - 0.07%

Mobinil-Egyptian Mobile Netork	2,680	17,950

Estonia - 0.00%

Eesti Telekom GDR ~	40	734

Finland - 0.27%

Nokia OYJ ADR	4,840	75,020

France - 5.13%

Aventis SA	8,590	467,166
BNP Paribas *	1,935	78,885
Carrefour SA	1,200	53,457
Generale de Sante *	5,159	59,310
Sanofi-Synthelabo SA *	5,350	327,188
Schneider Electric SA	2,079	98,420
Societe Television Francaise 1	1,584	42,341
TotalFinaElf SA	1,915	273,637

		1,400,404

Germany - 1.34%

Bayerische Motoren Werke AG	4,870	148,022
Celanese AG *	3,420	75,404
Linde AG	2,840	104,360
Schering AG	900	39,214

		367,000

Greece - 0.16%

Coca-Cola Hellenic Bottling Co SA	3,210	44,621

Hong Kong - 1.61%

China Mobile Ltd *	56,000	133,205
China Mobile Ltd ADR *	1,970	23,798
Citic Pacific Ltd	11,000	20,312
CNOOC Ltd	18,000	23,428
Denway Motors Ltd	297,440	100,119
Hong Kong Electric Holdings Ltd	6,000	22,697
SmarTone Telecommunications Holding Ltd	48,000	53,549
TCL International Holdings Ltd	209,000	63,650

		440,758

Hungary - 0.19%

OTP Bank RT GDR	2,570	50,500

India - 0.14%

ICICI Bank Ltd ADR	6,042	39,273

Indonesia - 0.09%

P.T. Telekomunikasi Indonesia	54,500	23,444

Ireland - 0.81%

Bank of Ireland	15,860	163,017
Irish Life & Permanent PLC	5,400	58,395

		221,412

Israel - 0.53%

Bank Leumi Le-Israel BM *	21,400	22,343
Check Point Software Technologies Ltd *	3,630	47,081
Taro Pharmaceuticals Industries Ltd *	1,980	74,448

		143,872

Japan - 8.85%

Brother Industries Ltd	35,000	8221,974
Canon Inc	5,000	188,242
Credit Saison Co Ltd	8,000	136,444

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

GLOBAL GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

Fanuc Ltd	2,800	$123,810
Fast Retailing Co Ltd	3,300	116,180
Honda Motor Co Ltd	5,600	207,058
Namco Ltd	5,100	85,394
Nippon Electric Glass Co Ltd	9,000	90,584
Nissan Motor Co Ltd	31,800	248,015
Shiseido Co Ltd	18,000	233,926
Sompo Japan Insurance Inc	18,000	105,062
Stanley Electric Co Ltd	12,000	133,917
Tokyo Gas Co Ltd	104,000	325,849
Uni-Charm Corp	5,000	198,349

		2,414,804

Malaysia - 0.57%

Malayan Banking Bhd	11,000	21,421
Resorts World Bhd	8,000	19,684
Sime Darby Bhd	45,000	58,737
Tenaga Nasional Bhd	22,000	55,000

		154,842

Mexico - 2.35%

America Movil SA de CV ‘L’ ADR	6,550	94,058
Coca-Cola Femsa SA ADR	4,000	71,600
Fomento Economica SA de CV ADR	610	22,216
Grupo Financiero Banorte SA de CV ‘O’	22,280	54,681
Grupo Financiero BBVA Bancomer ‘B’ *	31,200	23,753
Grupo Modelo SA de CV ‘C’	47,900	117,514
Grupo Televisa SA ADR *	800	22,344
Kimberly-Clark de Mexico SA de CV ‘A’	9,800	22,637
Telefonos de Mexico SA de CV ‘L’ ADR	5,270	168,535
Wal-Mart de Mexico SA de CV ‘V’	18,890	43,271

		640,609

Netherlands - 3.71%

AKZO Nobel NV	4,580	145,362
Fugro NV	1,874	84,859
Jomed NV *	5,250	46,556
Koninklijke Philips Electronics NV	6,520	114,317
Royal KPN NV *	32,720	212,987
Unilever NV CVA	4,530	278,467
VNU NV	4,959	129,380

		1,011,928

New Zealand - 0.55%

Telecom Corp of New Zealand Ltd (NZSE)	63,148	149,953

Norway - 0.17%

Tandberg ASA *	7,810	45,098

Philippines - 0.04%

Philippine Long Distance Telephone *	2,340	11,835

Russia - 1.41%

Golden Telecom Inc *	800	10,120
JSC MMC Norilsk Nickel ADR	2,150	43,473
LUKOIL ADR	1,710	103,968
LUKOIL ADR ~ # *	600	36,864
Mobile TeleSystems ADR	300	11,142
Surgutneftegaz SP ADR	4,000	62,800
YUKOS ADR	820	115,562

		383,929

Singapore - 0.60%

Haw Par Corp Ltd	164	308
United Overseas Bank Ltd	24,000	163,265

		163,573

South Africa - 1.57%

ABSA Group Ltd	9,740	35,912
African Bank Investments Ltd	18,040	11,893
Anglo American Platinum Corp Ltd	1,925	70,976
Barloworld Ltd	1,700	12,060
FirstRand Ltd	42,300	36,326
Gold Fields Ltd	5,500	76,944
Impala Platinum Holdings Ltd	1,150	73,129
MTN Group Ltd *	9,200	13,150
Sappi Ltd ADR	2,350	31,067
Sasol Ltd	5,400	66,157

		427,614

South Korea - 3.89%

Hana Bank *	50	687
Hyundai Mobis *	1,150	21,137
Hyundai Motor Co Ltd *	1,840	43,050
Kia Motors Corp *	1,500	11,129
Kookmin Bank *	2,496	88,388
Korea Electric Power Corp *	2,920	44,931
Korea Tobacco & Ginseng Corp *	1,650	22,815
Korea Tobacco & Ginseng Corp GDR	11,330	75,344
KT Corp ADR	2,100	45,255
KT Freetel Co Ltd *	1,700	40,420
LG Chemical Ltd *	300	10,269
LG Electronics Inc *	920	32,036
POSCO ADR	3,230	79,878
Samsung Electronics Co Ltd	1,510	399,764
Samsung Fire & Marine Insurance Co Ltd	400	21,854
Samsung SDI Co Ltd	550	31,765
Shinsegae Co Ltd *	100	12,605
SK Telecom Co Ltd *	410	79,162

		1,060,489

Spain - 1.21%

Iberdrola SA	8,680	121,660
Telefonica SA *	23,198	207,753

		329,413

Sweden - 0.97%

Alfa Laval AB *	9,070	73,186
Capio AB *	9,190	73,095
Hennes & Mauritz AB ‘B’	6,080	117,744

		264,025

Switzerland - 4.91%

Converium Holding AG *	4,060	196,916
Givaudan SA	130	58,347
Lonza Group AG	640	38,917
Novartis AG *	12,940	472,581
Syngenta AG	4,480	259,609
Synthes-Stratec Inc	150	92,080
UBS AG (SMI) *	4,572	222,411

		1,340,861

Taiwan - 0.91%

Chinatrust Financial Holding Co Ltd *	63,000	51,455
Formosa Plastics Corp	37,000	48,693
Fubon Financial Holdings Co Ltd	30,000	23,896
President Chain Store Corp	23,000	34,848
Taiwan Semiconductor Co Ltd ADR *	12,510	88,196

		247,088

Thailand - 0.50%

Bangkok Bank PCL *	16,800	23,371
BEC World PLC +	7,500	35,474
PTT Exploration & Production PCL +	8,100	26,668

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

GLOBAL GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

PTT PCL +	24,900	$24,392
Siam Cement PCL	900	26,084

		135,989

United Kingdom - 14.19%

Anglo American PLC	15,700	233,398
AstraZeneca PLC (FTSE)	3,880	138,808
Aviva PLC	14,600	104,229
BHP Billiton PLC	31,660	169,259
BP PLC ADR	13,880	564,222
British Sky Broadcasting PLC *	10,580	108,947
BT Group PLC	37,160	116,773
Diageo PLC	29,423	320,052
Intertek Testing Services PLC *	15,870	103,065
Johnston Press PLC	20,078	118,745
Lloyds TSB Group PLC	19,020	136,702
Lonmin PLC	8,460	118,064
Marks & Spencer Group PLC	9,020	45,788
National Grid Transco PLC	15,490	113,952
NEXT PLC	7,010	83,200
Old Mutual PLC (FTSE)	44,890	63,659
Reckitt Benckiser PLC	6,545	127,095
Reed Elsevier PLC	30,180	258,739
Rio Tinto PLC	8,470	169,253
Royal Bank of Scotland Group PLC	21,085	505,600
Standard Chartered PLC	10,952	124,603
Vodafone Group PLC ADR	6,398	115,932
Xstrata PLC *	3,020	31,585

		3,871,670

United States - 31.88%

3M Co	1,020	125,766
Abbott Laboratories	2,020	80,800
Affiliated Computer Services Inc ‘A’ *	1,340	70,551
American Express Co	3,480	123,018
Amgen Inc *	2,910	140,669
Analog Devices Inc *	6,010	143,459
AOL Time Warner Inc *	12,660	165,846
Apollo Group Inc ‘A’ *	890	39,160
Archer-Daniels-Midland Co	1,670	20,708
Automatic Data Processing Inc	1,860	73,005
Avon Products Inc	1,980	106,663
Baker Hughes Inc	1,880	60,517
Baxter International Inc	3,770	105,560
BJ Services Co *	310	10,016
Brinker International Inc *	2,300	74,175
Cadence Design Systems Inc *	2,770	32,658
Cardinal Health Inc	870	51,495
Cendant Corp *	5,710	59,841
Cisco Systems Inc *	20,660	270,646
Citigroup Inc	6,500	228,735
Clear Channel Communications Inc *	3,970	148,041
Comcast Corp ‘A’ *	4,360	102,765
Concord EFS Inc *	4,050	63,747
CVS Corp	2,160	53,935
Danaher Corp	1,770	116,289
Dell Computer Corp *	4,520	120,865
EchoStar Communications Corp ‘A’ *	4,390	97,721
Eli Lilly & Co	2,460	156,210
Express Scripts Inc ‘A’ *	2,320	111,453
Family Dollar Stores Inc	1,990	62,108
Fannie Mae	740	47,604
First Data Corp	3,010	106,584
Forest Laboratories Inc *	1,040	102,149
Fox Entertainment Group Inc ‘A’ *	4,140	107,350
Freddie Mac	3,320	196,046
Gannett Co Inc	1,570	112,726
General Electric Co	8,620	209,897
Goldman Sachs Group Inc	2,070	140,967
Harley-Davidson Inc	1,960	90,552
Health Management Associates Inc ‘A’	2,100	37,590
Home Depot Inc	6,520	156,219
International Business Machines Corp	1,880	145,700
International Paper Co	1,880	65,744
Johnson & Johnson	3,780	203,024
Kellogg Co	2,900	99,383
Kimberly-Clark Corp	1,020	48,419
Kohl’s Corp *	1,830	102,389
Lamar Advertising Co *	1,460	49,129
Limited Brands Inc	3,450	48,058
Linear Technology Corp	1,500	38,580
Manpower Inc	1,710	54,549
Maxim Integrated Products Inc	1,650	54,516
MedImmune Inc *	960	26,083
Medtronic Inc	2,190	99,864
Mellon Financial Corp	5,090	132,900
Merrill Lynch & Co Inc	3,110	118,025
MetLife Inc	3,670	99,237
Microsoft Corp *	6,160	318,472
Morgan Stanley	1,430	57,086
Network Associates Inc *	550	8,850
Newell Rubbermaid Inc	1,470	44,585
Nike Inc ‘B’	1,080	48,028
Northrop Grumman Corp	950	92,150
Novellus Systems Inc *	1,110	31,169
Oracle Corp *	17,060	184,248
PeopleSoft Inc *	4,270	78,141
PepsiCo Inc	3,670	154,947
Pfizer Inc	14,610	446,628
Philip Morris Cos Inc	1,170	47,420
Praxair Inc	1,160	67,013
Starwood Hotels & Resorts Worldwide Inc	1,550	36,797
SunGard Data Systems Inc *	4,290	101,072
Target Corp	5,110	153,300
Texas Instruments Inc	4,770	71,598
The BISYS Group Inc *	4,210	66,939
The E.W. Scripps Co ‘A’	310	23,855
The Gap Inc	2,570	39,886
The Gillette Co	4,300	130,548
The Hartford Financial Services Group Inc	950	43,158
The New York Times Co ‘A’	1,180	53,961
Travelers Property Casualty Corp ‘A’ *	7,391	108,278
Travelers Property Casualty Corp ‘B’ *	217	3,179
United Parcel Service Inc ‘B’	860	54,249
UnitedHealth Group Inc	510	42,585
Veritas Software Corp *	8,710	136,050
Viacom Inc ‘B’ *	5,640	229,886
Wal-Mart Stores Inc	2,300	116,173

		8,699,957

Total Common Stocks (Cost $27,353,771)		25,915,680

	Principal Amount

SHORT-TERM INVESTMENTS - 5.06%

COMMERCIAL PAPER - 4.31%

Federal Home Loan Bank 0.750% due 01/02/03	$1,176,000	1,175,976

Total Commercial Paper		1,175,976

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

GLOBAL GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.75%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $206,209; collateralized by U.S. Treasury Bonds—market value $211,853 and due 11/15/21)	$206,000	$206,000

Total Securities Held Under Repurchase Agreement		206,000

Total Short-Term Investments (Cost $1,381,976)		1,381,976

TOTAL INVESTMENTS - 101.01% (Cost $29,036,218)		27,560,923

OTHER ASSETS AND LIABILITIES, NET - (1.01%)		(274,850)

NET ASSETS - 100.00%		$27,286,073

Note to Schedule of Investments

(a) At December 31, 2002, the portfolio’s investments were diversified as a percentage of net assets as follows:

Financial Services	18.2%
Consumer Discretionary	16.2%
Health Care	13.0%
Technology	9.4%
Utilities	9.0%
Materials & Processing	8.3%
Integrated Oils	6.4%
Consumer Staples	5.4%
Short-Term Investments	5.1%
Autos & Transportation	3.8%
Diversified	3.4%
Producer Durables	2.5%
Energy	0.3%
Other	(1.0%)

Total	100.0%

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 98.86%

Autos & Transportation - 2.55%

AMR Corp *	29,800	$196,680
Burlington Northern Santa Fe Corp	73,510	1,911,995
Cooper Tire & Rubber Co	14,000	214,760
CSX Corp	33,600	951,216
Dana Corp	28,628	336,665
Delphi Corp	108,405	872,660
Delta Air Lines Inc	15,200	183,920
FedEx Corp	50,188	2,721,194
Ford Motor Co	331,944	3,087,079
General Motors Corp	93,244	3,436,974
Genuine Parts Co	30,675	944,790
Harley-Davidson Inc	51,100	2,360,820
Navistar International Corp *	12,060	293,179
Norfolk Southern Corp	72,800	1,455,272
PACCAR Inc	18,199	839,520
Southwest Airlines Co	147,430	2,049,277
The Goodyear Tire & Rubber Co	33,500	228,135
Union Pacific Corp	42,200	2,526,514
United Parcel Service Inc ‘B’	197,900	12,483,532
Visteon Corp	25,318	176,213

		37,270,395

Consumer Discretionary - 13.26%

Alberto-Culver Co ‘B’	9,438	475,675
Allied Waste Industries Inc *	38,200	382,000
American Greetings Corp ‘A’ *	13,260	209,508
AOL Time Warner Inc *	806,160	10,560,696
Apollo Group Inc ‘A’ *	27,600	1,214,400
AutoZone Inc *	19,600	1,384,740
Avon Products Inc	40,900	2,203,283
Bed Bath & Beyond Inc *	47,500	1,640,175
Best Buy Co Inc *	58,699	1,417,581
Big Lots Inc *	21,900	289,737
Black & Decker Corp	15,600	669,084
Carnival Corp	109,600	2,734,520
Cendant Corp *	189,628	1,987,301
Cintas Corp	27,700	1,267,275
Circuit City Stores Inc	35,900	266,378
Clear Channel Communications Inc *	108,412	4,042,683
Convergys Corp *	32,289	489,178
Costco Wholesale Corp *	75,844	2,128,183
Darden Restaurants Inc	34,800	711,660
Dillards Inc ‘A’	16,500	261,690
Dollar General Corp	63,993	764,716
Eastman Kodak Co	57,700	2,021,808
eBay Inc *	56,700	3,845,394
Electronic Arts Inc *	26,800	1,333,836
Family Dollar Stores Inc	25,600	798,976
Federated Department Stores Inc *	38,300	1,101,508
Gannett Co Inc	44,700	3,209,460
Harrah’s Entertainment Inc *	22,650	896,940
Hasbro Inc	39,425	455,359
Hilton Hotels Corp	64,900	824,879
Home Depot Inc	417,150	9,994,914
International Flavors & Fragrances Inc	18,600	652,860
International Game Technology *	13,400	1,017,328
J.C. Penney Co Inc	56,300	1,295,463
Jones Apparel Group Inc *	22,500	797,400
Kimberly-Clark Corp	93,661	4,446,088
Knight-Ridder Inc	14,200	898,150
Kohl’s Corp *	63,400	3,547,230
Leggett & Platt Inc	36,400	816,816
Limited Brands Inc	90,096	1,255,037
Liz Claiborne Inc	12,120	359,358
Lowe’s Cos Inc	137,700	5,163,750
Marriott International Inc ‘A’	47,200	1,551,464
Mattel Inc	83,650	1,601,898
Maytag Corp	14,700	418,950
McDonald’s Corp	222,700	3,581,016
Meredith Corp	8,900	365,879
Newell Rubbermaid Inc	51,134	1,550,894
Nike Inc ‘B’	48,500	2,156,795
Nordstrom Inc	25,920	491,702
Office Depot Inc *	63,100	931,356
Omnicom Group Inc	35,700	2,306,220
R.R. Donnelley & Sons Co	22,700	494,179
RadioShack Corp	35,944	673,591
Reebok International Ltd *	5,380	158,172
Robert Half International Inc *	36,400	586,404
Sabre Holdings Corp *	25,702	465,463
Sears Roebuck & Co	49,000	1,173,550
Snap-On Inc	11,150	313,427
Staples Inc *	74,450	1,362,435
Starbucks Corp *	62,800	1,279,864
Starwood Hotels & Resorts Worldwide Inc	31,170	739,976
Target Corp	159,400	4,782,000
The Gap Inc	156,650	2,431,208
The Gillette Co	186,200	5,653,032
The Interpublic Group of Cos Inc	74,358	1,046,961
The May Department Stores Co	54,500	1,252,410
The McGraw-Hill Cos Inc	32,700	1,976,388
The New York Times Co ‘A’	24,800	1,134,104
The Stanley Works	14,400	497,952
The TJX Cos Inc	99,500	1,942,240
The Walt Disney Co	369,706	6,029,905
Tiffany & Co	28,300	676,653
TMP Worldwide Inc *	13,200	149,292
Toys R Us Inc *	40,100	401,000
Tribune Co	57,614	2,619,132
Tupperware Corp	14,100	212,628
Univision Communications Inc ‘A’ *	40,400	989,800
VF Corp	21,700	782,285
Viacom Inc ‘A’ *	6,100	248,941
Viacom Inc ‘B’ *	308,586	12,577,965
Wal-Mart Stores Inc	781,600	39,478,616
Waste Management Inc	115,660	2,650,927
Wendy’s International Inc	15,700	424,999
Whirlpool Corp	9,400	490,868
Yahoo! Inc *	109,400	1,788,690
Yum! Brands Inc *	56,940	1,379,087

		193,653,335

Consumer Staples - 8.41%

Adolph Coors Co ‘B’	8,790	538,388
Albertson’s Inc	75,178	1,673,462
Anheuser-Busch Cos Inc	156,900	7,593,960
Brown-Forman Corp ‘B’	13,261	866,739
Campbell Soup Co	80,400	1,886,988
Clorox Co	42,100	1,736,625
Coca-Cola Enterprises Inc	83,200	1,807,104
Colgate-Palmolive Co	93,200	4,886,476
ConAgra Foods Inc	89,700	2,243,397
CVS Corp	68,600	1,712,942
Del Monte Foods Co *	9,238	71,131
General Mills Inc	66,800	3,136,260
H.J. Heinz Co	58,750	1,931,112
Hershey Foods Corp	24,800	1,672,512
Kellogg Co	69,000	2,364,630
Kroger Co *	135,100	2,087,295
Pepsi Bottling Group Inc	50,100	1,287,570
PepsiCo Inc	305,680	12,905,810
Philip Morris Cos Inc	364,952	14,791,505
Procter & Gamble Co	229,600	19,731,824
R.J. Reynolds Tobacco Holdings Inc	16,200	682,182

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Safeway Inc *	81,000	$1,892,160
Sara Lee Corp	144,925	3,262,262
SUPERVALU Inc	21,600	356,616
Sysco Corp	114,900	3,422,871
The Coca-Cola Co	439,400	19,254,508
UST Inc	31,600	1,056,388
Walgreen Co	179,800	5,248,362
William Wrigley Jr. Co	42,200	2,315,936
Winn-Dixie Stores Inc	27,200	415,616

		122,832,631

Diversified - 4.94%

3M Co	68,700	8,470,710
Brunswick Corp	17,200	341,592
Cooper Industries Ltd ‘A’	13,700	499,365
Eaton Corp	14,300	1,116,973
Fortune Brands Inc	22,900	1,065,079
General Electric Co	1,762,000	42,904,700
Honeywell International Inc	144,775	3,474,600
ITT Industries Inc	17,000	1,031,730
Johnson Controls Inc	15,900	1,274,703
Schlumberger Ltd	108,300	4,558,347
Textron Inc	29,200	1,255,308
Tyco International Ltd	359,783	6,145,094

		72,138,201

Energy - 1.00%

Anadarko Petroleum Corp	46,688	2,236,355
Apache Corp	21,450	1,222,436
Baker Hughes Inc	63,900	2,056,941
BJ Services Co *	25,500	823,905
Burlington Resources Inc	39,947	1,703,740
Calpine Corp *	84,200	274,492
Devon Energy Corp	25,589	1,174,535
Dynegy Inc ‘A’	73,200	86,376
El Paso Corp	95,625	665,550
EOG Resources Inc	20,700	826,344
Halliburton Co	83,100	1,554,801
McDermott International Inc *	9,600	42,048
Nabors Industries Ltd *	20,369	718,415
Rowan Cos Inc	17,700	401,790
Sunoco Inc	16,257	539,407
Williams Cos Inc	75,400	203,580

		14,530,715

Financial Services - 21.58%

ACE Ltd	44,300	1,299,762
AFLAC Inc	95,000	2,861,400
AMBAC Financial Group Inc	15,600	877,344
American Express Co	240,200	8,491,070
American International Group Inc	464,742	26,885,325
AmSouth Bancorp	69,650	1,337,280
Aon Corp	50,725	958,195
Automatic Data Processing Inc	104,800	4,113,400
Bank of America Corp	265,419	18,465,200
Bank One Corp	212,054	7,750,574
BB&T Corp	85,019	3,144,853
Capital One Financial Corp	42,700	1,269,044
Charter One Financial Inc	46,408	1,333,302
Chubb Corp	34,200	1,785,240
CIGNA Corp	23,400	962,208
Cincinnati Financial Corp	33,700	1,265,435
Citigroup Inc	909,819	32,016,531
Comerica Inc	28,450	1,230,178
Concord EFS Inc *	87,300	1,374,102
Countrywide Financial Corp	18,700	965,855
Deluxe Corp	13,700	576,770
Dow Jones & Co Inc	17,600	760,848
Equifax Inc	27,100	627,094
Equity Office Properties Trust	80,500	2,010,890
Equity Residential	48,100	1,182,298
Fannie Mae	179,600	11,553,668
Fifth Third Bancorp	99,743	5,839,953
First Data Corp	137,600	4,872,416
First Tennessee National Corp	23,800	855,372
Fiserv Inc *	30,550	1,037,172
FleetBoston Financial Corp	183,748	4,465,076
Franklin Resources Inc	51,200	1,744,896
Freddie Mac	125,600	7,416,680
Golden West Financial Corp	26,200	1,881,422
Goldman Sachs Group Inc	84,900	5,781,690
H&R Block Inc	27,600	1,109,520
Household International Inc	74,692	2,077,185
Huntington Bancshares Inc	43,923	821,799
J.P. Morgan Chase & Co	351,171	8,428,104
Jefferson-Pilot Corp	27,900	1,063,269
John Hancock Financial Services Inc	57,100	1,593,090
KeyCorp	82,200	2,066,508
Lehman Brothers Holdings Inc	41,400	2,206,206
Lincoln National Corp	36,300	1,146,354
Loews Corp	33,800	1,502,748
Marsh & McLennan Cos Inc	92,600	4,279,046
Marshall & Ilsley Corp	39,200	1,073,296
MBIA Inc	29,100	1,276,326
MBNA Corp	224,570	4,271,321
Mellon Financial Corp	76,900	2,007,859
Merrill Lynch & Co Inc	150,731	5,720,241
MetLife Inc	129,000	3,488,160
MGIC Investment Corp	20,700	854,910
Moody’s Corp	29,900	1,234,571
Morgan Stanley	198,003	7,904,280
National City Corp	111,100	3,035,252
North Fork Bancorp Inc	25,200	850,248
Northern Trust Corp	34,800	1,219,740
Paychex Inc	61,000	1,701,900
Plum Creek Timber Co Inc	33,500	790,600
PNC Financial Services Group Inc	45,400	1,902,260
Principal Financial Group Inc	60,100	1,810,813
Providian Financial Corp *	48,700	316,063
Prudential Financial Inc	97,000	3,078,780
Regions Financial Corp	44,000	1,467,840
Ryder System Inc	11,700	262,548
SAFECO Corp	24,740	857,736
Simon Property Group Inc	28,500	970,995
SLM Corp	28,700	2,980,782
SouthTrust Corp	54,600	1,356,810
State Street Corp	55,200	2,152,800
Stilwell Financial Inc	42,900	560,703
SunGard Data Systems Inc *	53,500	1,260,460
SunTrust Banks Inc	47,800	2,720,776
Synovus Financial Corp	56,150	1,089,310
T. Rowe Price Group Inc	23,800	649,264
The Allstate Corp	123,578	4,571,150
The Bank of New York Co Inc	122,800	2,942,288
The Bear Stearns Cos Inc	18,020	1,070,388
The Charles Schwab Corp	254,700	2,763,495
The Hartford Financial Services Group Inc	41,300	1,876,259
The Progressive Corp OH	39,900	1,980,237
The St. Paul Cos Inc	35,998	1,225,732
Torchmark Corp	23,500	858,455
Travelers Property Casualty Corp ‘B’ *	183,593	2,689,637
U.S. Bancorp	345,599	7,333,611
Union Planters Corp	41,550	1,169,217
UnumProvident Corp	46,705	819,206
Wachovia Corp	247,910	9,033,840
Washington Mutual Inc	174,633	6,030,077
Wells Fargo & Co	300,905	14,103,417

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
XL Capital Ltd ‘A’	22,200	$1,714,950
Zions Bancorp	17,500	688,608

		315,023,583

Health Care - 14.58%

Abbott Laboratories	276,600	11,064,000
Aetna Inc	23,239	955,588
Allergan Inc	24,100	1,388,642
AmerisourceBergen Corp	16,800	912,408
Amgen Inc *	225,540	10,902,604
Anthem Inc *	23,468	1,476,150
Bausch & Lomb Inc	8,600	309,600
Baxter International Inc	105,400	2,951,200
Becton Dickinson & Co	49,100	1,506,879
Biogen Inc *	29,500	1,181,770
Biomet Inc	42,965	1,231,377
Boston Scientific Corp *	74,200	3,154,984
Bristol-Myers Squibb Co	350,100	8,104,815
C.R. Bard Inc	6,300	365,400
Cardinal Health Inc	78,175	4,627,178
Chiron Corp *	32,200	1,210,720
Eli Lilly & Co	198,900	12,630,150
Forest Laboratories Inc *	33,900	3,329,658
Genzyme Corp-General Division *	34,200	1,011,294
Guidant Corp *	50,100	1,545,585
HCA Inc	87,284	3,622,286
Health Management Associates Inc ‘A’	45,900	821,610
HealthSouth Corp *	77,500	325,500
Humana Inc *	32,900	329,000
IMS Health Inc	58,300	932,800
Johnson & Johnson	526,922	28,300,981
King Pharmaceuticals Inc *	44,733	768,960
Manor Care Inc *	18,500	344,285
McKesson Corp	55,139	1,490,407
MedImmune Inc *	41,600	1,130,272
Medtronic Inc	217,200	9,904,320
Merck & Co Inc	398,400	22,553,424
Pfizer Inc	1,091,275	33,360,277
Pharmacia Corp	233,159	9,746,046
Quest Diagnostics Inc *	17,700	1,007,130
Quintiles Transnational Corp *	24,600	297,660
Schering-Plough Corp	258,900	5,747,580
St. Jude Medical Inc *	29,412	1,168,245
Stryker Corp	38,600	2,590,832
Tenet Healthcare Corp *	83,950	1,376,780
UnitedHealth Group Inc	55,900	4,667,650
Watson Pharmaceuticals Inc *	20,300	573,881
WellPoint Health Networks Inc *	24,900	1,771,884
Wyeth	239,500	8,957,300
Zimmer Holdings Inc *	30,730	1,275,910

		212,925,022

Integrated Oils - 4.66%

Amerada Hess Corp	13,700	754,185
ChevronTexaco Corp	188,468	12,529,353
ConocoPhillips	119,466	5,780,960
Exxon Mobil Corp	1,190,978	41,612,771
Kerr-McGee Corp	15,298	677,701
Marathon Oil Corp	59,800	1,273,142
Noble Corp *	21,200	745,180
Occidental Petroleum Corp	71,700	2,039,865
Transocean Inc	53,989	1,252,545
Unocal Corp	47,100	1,440,318

		68,106,020

Materials & Processing - 3.26%

Air Products & Chemicals Inc	37,500	1,603,125
Alcoa Inc	142,972	3,256,902
Allegheny Technologies Inc	15,502	96,577
American Standard Cos Inc *	12,500	889,250
Archer-Daniels-Midland Co	128,494	1,593,326
Ashland Inc	10,400	296,712
Avery Dennison Corp	21,100	1,288,788
Ball Corp	10,600	542,614
Bemis Co	10,200	506,226
Boise Cascade Corp	13,000	327,860
E.I. du Pont de Nemours & Co	181,882	7,711,797
Eastman Chemical Co	16,525	607,624
Ecolab Inc	24,740	1,224,630
Engelhard Corp	22,612	505,378
Fluor Corp	15,300	428,400
Freeport-McMoRan Copper & Gold Inc ‘B’ *	23,100	387,618
Georgia-Pacific Corp	43,176	697,724
Great Lakes Chemical Corp	12,100	288,948
Hercules Inc *	21,900	192,720
International Paper Co	85,727	2,997,873
Louisiana-Pacific Corp *	20,300	163,618
Masco Corp	89,000	1,873,450
MeadWestvaco Corp	36,227	895,169
Monsanto Co	46,749	899,918
Newmont Mining Corp	74,822	2,172,083
Nucor Corp	16,700	689,710
Pactiv Corp *	35,300	771,658
Phelps Dodge Corp *	13,050	413,032
PPG Industries Inc	28,100	1,409,215
Praxair Inc	25,300	1,461,581
Rohm & Haas Co	42,598	1,383,583
Sealed Air Corp *	16,160	602,768
Sigma-Aldrich Corp	9,500	462,650
Temple-Inland Inc	10,100	452,581
The Dow Chemical Co	159,585	4,739,674
The Sherwin-Williams Co	30,200	853,150
United States Steel Corp	12,060	158,227
Vulcan Materials Co	17,800	667,500
Weyerhaeuser Co	35,800	1,761,718
Worthington Industries Inc	18,155	276,682

		47,552,059

Producer Durables - 3.65%

Agilent Technologies Inc *	88,431	1,588,221
American Power Conversion Corp *	37,800	572,670
Andrew Corp *	15,725	161,653
Applied Materials Inc *	292,400	3,809,972
Caterpillar Inc	60,600	2,770,632
Centex Corp	14,300	717,860
Crane Co	12,150	242,150
Cummins Inc	8,000	225,040
Danaher Corp	28,900	1,898,730
Deere & Co	38,700	1,774,395
Dover Corp	39,400	1,148,904
Emerson Electric Co	76,500	3,890,025
Goodrich Corp	20,300	371,896
Illinois Tool Works Inc	53,100	3,444,066
Ingersoll-Rand Co ‘A’	28,150	1,212,139
KB Home	6,200	265,670
KLA-Tencor Corp *	29,400	1,039,878
Lexmark International Inc *	21,200	1,282,600
Lockheed Martin Corp	76,742	4,431,850
Molex Inc	30,600	705,024
Northrop Grumman Corp	26,460	2,566,662
Novellus Systems Inc *	29,400	825,552
Pall Corp	23,766	396,417
Parker Hannifin Corp	17,275	796,896
Pitney Bowes Inc	46,800	1,528,488
Power-One Inc *	13,100	74,277
Pulte Homes Inc	8,200	392,534
Rockwell Collins Inc	35,400	823,404
Tektronix Inc *	18,200	331,058

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Teradyne Inc *	33,800	$439,738
The Boeing Co	152,161	5,019,791
Thermo Electron Corp *	35,100	706,212
Thomas & Betts Corp *	11,300	190,970
United Technologies Corp	82,900	5,134,826
W.W. Grainger Inc	18,900	974,295
Waters Corp *	25,200	548,856
Xerox Corp *	121,900	981,295

		53,284,646

Technology - 13.43%

ADC Telecommunications Inc *	151,288	316,192
Adobe Systems Inc	40,600	1,011,346
Advanced Micro Devices Inc *	51,500	332,690
Altera Corp *	67,500	832,950
Analog Devices Inc *	67,300	1,606,451
Apple Computer Inc *	58,400	836,872
Applera Corp-Applied Biosystems Group	40,900	717,386
Applied Micro Circuits Corp *	44,800	165,312
Autodesk Inc	12,720	181,896
Avaya Inc *	57,462	140,782
BMC Software Inc *	46,500	795,615
Broadcom Corp ‘A’ *	49,976	752,639
BroadVision Inc *	11	38
CIENA Corp *	81,300	417,882
Cisco Systems Inc *	1,279,516	16,761,660
Citrix Systems Inc *	29,500	363,440
Computer Associates International Inc	109,900	1,483,650
Computer Sciences Corp *	30,900	1,064,505
Compuware Corp *	72,500	348,000
Comverse Technology Inc *	22,700	227,454
Corning Inc *	181,191	599,742
Dell Computer Corp *	458,100	12,249,594
Electronic Data Systems Corp	82,700	1,524,161
EMC Corp MA *	380,950	2,339,033
Gateway Inc *	62,500	196,250
General Dynamics Corp	35,340	2,804,936
Hewlett-Packard Co	540,173	9,377,403
Intel Corp	1,180,420	18,379,139
International Business Machines Corp	300,081	23,256,278
Intuit Inc *	39,000	1,829,880
Jabil Circuit Inc *	34,900	625,408
JDS Uniphase Corp *	282,595	698,010
Linear Technology Corp	56,500	1,453,180
LSI Logic Corp *	66,000	380,820
Lucent Technologies Inc *	574,151	723,430
Maxim Integrated Products Inc	60,204	1,989,140
Mercury Interactive Corp *	16,800	498,120
Micron Technology Inc *	109,100	1,062,634
Microsoft Corp *	948,086	49,016,046
Millipore Corp *	9,152	311,168
Motorola Inc	409,102	3,538,732
National Semiconductor Corp *	28,500	427,785
NCR Corp *	19,100	453,434
Network Appliance Inc *	65,409	654,090
Novell Inc *	51,000	170,340
NVIDIA Corp *	20,500	235,955
Oracle Corp *	966,436	10,437,509
Parametric Technology Corp *	51,200	129,024
PeopleSoft Inc *	48,698	891,173
PerkinElmer Inc	19,500	160,875
PMC-Sierra Inc *	24,600	136,776
QLogic Corp *	12,600	434,826
QUALCOMM Inc *	136,100	4,952,679
Rational Software Corp *	27,500	285,725
Raytheon Co	75,100	2,309,325
Rockwell Automation Inc	35,400	733,134
Sanmina-SCI Corp *	87,104	391,097
Scientific-Atlanta Inc	27,700	328,522
Siebel Systems Inc *	79,920	597,802
Solectron Corp *	154,366	547,999
Sun Microsystems Inc *	617,700	1,921,047
Symbol Technologies Inc	43,850	360,447
Tellabs Inc *	64,300	467,461
Texas Instruments Inc	308,070	4,624,131
Unisys Corp *	61,300	606,870
Veritas Software Corp *	79,023	1,234,339
Xilinx Inc *	64,600	1,330,760

		196,032,989

Utilities - 7.54%

Allegheny Energy Inc	17,500	132,300
Alltel Corp	59,100	3,014,100
Ameren Corp	22,900	951,953
American Electric Power Co Inc	66,960	1,830,017
AT&T Corp	135,430	3,536,077
AT&T Wireless Services Inc *	475,516	2,686,665
BellSouth Corp	338,300	8,751,821
CenterPoint Energy Inc	53,929	458,396
CenturyTel Inc	29,350	862,303
Cinergy Corp	30,813	1,039,014
Citizens Communications Co *	55,200	582,360
CMS Energy Corp	16,400	154,816
Comcast Corp ‘A’ *	281,018	6,623,594
Comcast Corp Special ‘A’ *	134,870	3,046,713
Consolidated Edison Inc	40,600	1,738,492
Constellation Energy Group Inc	31,450	874,939
Dominion Resources Inc VA	58,285	3,199,846
DTE Energy Co	25,600	1,187,840
Duke Energy Corp	158,052	3,088,336
Edison International *	63,100	747,735
Entergy Corp	42,800	1,951,252
Exelon Corp	55,512	2,929,368
FirstEnergy Corp	53,180	1,753,345
FPL Group Inc	29,200	1,755,796
KeySpan Corp	26,622	938,159
Kinder Morgan Inc	22,200	938,394
Mirant Corp *	87,998	166,316
National Grid Transco PLC ADR	1	37
Nextel Communications Inc ‘A’ *	175,600	2,028,180
Nicor Inc	8,800	299,464
NiSource Inc	39,973	799,460
Peoples Energy Corp	6,100	235,765
PG&E Corp *	75,000	1,042,500
Pinnacle West Capital Corp	17,900	610,211
PPL Corp	25,566	886,629
Progress Energy Inc	39,900	1,729,665
Public Service Enterprise Group Inc	40,900	1,312,890
Qwest Communications International Inc *	338,192	1,690,960
SBC Communications Inc	588,857	15,963,913
Sempra Energy	38,358	907,167
Sprint Corp-FON Group	154,600	2,238,608
Sprint Corp-PCS Group *	182,200	798,036
TECO Energy Inc	25,500	394,485
The AES Corp *	102,982	311,006
The Southern Co	123,400	3,503,326
TXU Corp	58,110	1,085,495
Verizon Communications Inc	483,054	18,718,342
Xcel Energy Inc	59,479	654,269

		110,150,355

Total Common Stocks (Cost $1,856,525,389)		1,443,499,951

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

SHORT-TERM INVESTMENT - 1.04%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 1.04%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $15,170,632; collateralized by U.S. Treasury Bonds—market value $15,477,760 and due 05/15/17)	$15,170,000	$15,170,000

Total Securities Held Under Repurchase Agreement		15,170,000

Total Short-Term Investment (Cost $15,170,000)		15,170,000

TOTAL INVESTMENTS - 99.90% (Cost $1,871,695,389)		1,458,669,951

OTHER ASSETS AND LIABILITIES, NET - 0.10%		1,404,069

NET ASSETS - 100.00%		$1,460,074,020

Note to Schedule of Investments (a) The amount of $2,645,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:
Type	Number of Contracts	Unrealized Depreciation

S&P 500 (03/03)	92	$(279,441)

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCK WARRANT - 0.00%

Technology - 0.00%

MicroStrategy Inc *	1,459	$88

Total Common Stock Warrant (Cost $0)		88

COMMON STOCKS - 91.52%

Autos & Transportation - 3.43%

AAR Corp	12,900	66,435
Aftermarket Technology Corp *	4,800	69,600
Airborne Inc	20,600	305,498
AirTran Holdings Inc *	24,700	96,330
Alaska Air Group Inc *	9,700	210,005
Alexander & Baldwin Inc	17,800	459,062
Arctic Cat Inc	8,100	129,600
Arkansas Best Corp *	9,100	236,427
Atlantic Coast Airlines Holdings Inc *	21,300	256,239
Atlas Air Worldwide Holdings Inc *	7,350	11,099
Aviall Inc *	6,200	49,910
Bandag Inc	4,100	158,588
Coachmen Industries Inc	4,900	77,420
Collins & Aikman Corp *	9,800	43,610
Covenant Transport Inc ‘A’ *	1,100	20,856
Dura Automotive Systems Inc ‘A’ *	8,200	82,328
EGL Inc *	14,650	208,763
ExpressJet Holdings Inc *	11,500	117,875
Fleetwood Enterprises Inc *	16,600	130,310
Florida East Coast Industries ‘A’	10,800	250,560
Forward Air Corp *	5,400	104,814
Frontier Airlines Inc *	9,600	64,896
Genesee & Wyoming Inc ‘A’ *	3,800	77,330
Gulfmark Offshore Inc *	8,000	118,000
Hayes Lemmerz International Inc *	2,100	420
Heartland Express Inc *	14,122	323,549
IMPCO Technologies Inc *	6,300	29,547
J.B. Hunt Transport Services Inc *	10,400	304,720
Kansas City Southern *	26,700	320,400
Keystone Automotive Industries Inc *	3,200	48,064
Kirby Corp *	8,800	241,032
Knight Transportation Inc *	12,275	257,775
Landstar System Inc *	7,600	443,536
Marine Products Corp	200	1,970
Mesa Air Group Inc *	14,600	59,422
Mesaba Holdings Inc *	4,100	25,092
Midwest Express Holdings Inc *	3,400	18,190
Modine Manufacturing Co	14,800	261,664
Monaco Coach Corp *	11,325	187,429
Offshore Logistics Inc *	7,100	155,632
Oshkosh Truck Corp	7,650	470,475
Overseas Shipholding Group	12,900	230,910
PAM Transportation Services Inc *	400	10,084
Petroleum Helicopters Inc *	1,700	50,388
Quixote Corp	5,200	93,912
RailAmerica Inc *	13,500	96,795
Raytech Corp DE *	14,900	84,930
Roadway Corp	6,200	228,222
Sauer-Danfoss Inc	2,000	15,800
SCS Transportation Inc *	10,050	99,596
Spartan Motors Inc	5,300	60,314
Sports Resorts International Inc *	5,500	32,285
Standard Motor Products Inc	3,300	42,900
Stoneridge Inc *	6,100	72,590
Strattec Security Corp *	1,100	52,734
Superior Industries International Inc	9,900	409,464
TBC Corp *	8,000	96,080
Tenneco Automotive Inc *	14,300	57,772
Thor Industries Inc	6,300	216,909
Tower Automotive Inc *	25,300	113,850
U.S. Xpress Enterprises Inc ‘A’ *	5,200	45,552
UAL Corp *	34,700	49,621
USFreightways Corp	13,300	382,375
Wabash National Corp *	10,900	91,342
Wabtec Corp	13,410	188,277
Werner Enterprises Inc	19,666	423,409
Winnebago Industries Inc	6,100	239,303
Yellow Corp *	14,300	360,232

		10,340,118

Consumer Discretionary - 16.00%

1-800 CONTACTS Inc *	3,600	99,252
1-800-FLOWERS.com Inc ‘A’ *	4,500	28,125
4Kids Entertainment Inc *	3,800	83,904
Aaron Rents Inc	7,100	155,348
ABM Industries Inc	17,800	275,900
AC Moore Arts & Crafts Inc *	7,000	88,970
Acclaim Entertainment Inc *	29,800	19,668
ACME Communications Inc *	1,900	15,143
Action Performance Cos Inc	8,000	152,000
Administaff Inc *	10,600	63,600
Advanced Marketing Services Inc	8,100	119,070
ADVO Inc *	8,500	279,055
Aeropostale Inc *	4,800	50,736
AFC Enterprises Inc *	8,200	172,282
Alderwoods Group Inc *	15,300	72,354
Alliance Gaming Corp *	20,500	349,115
Ambassadors Group Inc *	700	9,059
AMC Entertainment Inc *	10,000	88,500
AMERCO Inc *	9,400	41,548
American Woodmark Corp	2,500	118,750
Ameristar Casinos Inc *	5,700	80,370
ANC Rental Corp *	7,300	365
Angelica Corp	3,000	61,950
AnnTaylor Stores Corp *	19,250	393,085
APAC Customer Services Inc *	12,200	28,548
Applica Inc *	7,600	38,000
Arbitron Inc *	12,700	425,450
Argosy Gaming Co *	10,300	194,979
Asbury Automotive Group Inc *	900	7,569
Ascent Media Group Inc ‘A’ *	2,300	2,576
Avenue A Inc *	9,900	28,710
Aztar Corp *	12,600	179,928
Bally Total Fitness Holding Corp *	14,600	103,514
Banta Corp	12,300	384,621
Bassett Furniture Industries Inc	4,200	60,144
Beasley Broadcasting Group Inc ‘A’ *	4,600	55,016
Bebe Stores Inc *	3,200	42,880
Benihana Inc ‘A’ *	2,645	35,707
Blair Corp	2,300	53,636
Blyth Inc	16,300	436,188
Bob Evans Farms Inc	17,900	417,965
Boca Resorts Inc ‘A’ *	10,900	116,630
Bowne & Co Inc	15,800	188,810
Boyd Gaming Corp *	15,700	220,585
Boyds Collection Ltd *	8,400	55,860
Bright Horizons Family Solutions Inc *	5,600	157,472
Brookstone Inc *	2,100	30,366
Brown Shoe Co Inc	8,600	204,938
BUCA Inc *	3,200	26,624
Burlington Coat Factory Warehouse Corp	8,400	150,780
Bush Industries Inc ‘A’	5,600	27,104
Cache Inc *	100	1,380
California Pizza Kitchen Inc *	7,700	194,040

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Carmike Cinemas Inc *	300	$5,895
Casella Waste Systems Inc ‘A’ *	7,300	64,897
CDI Corp *	5,800	156,484
Central Garden & Pet Co *	7,900	146,229
Central Parking Corp	6,600	124,476
Century Business Services Inc *	30,100	79,765
Championship Auto Racing Teams Inc *	6,300	23,310
Champps Entertainment Inc *	1,200	11,412
Charles River Associates Inc *	4,200	59,472
Charlotte Russe Holding Inc *	4,500	47,745
Charming Shoppes Inc *	58,400	244,112
Checkers Drive-In Restaurant *	1,400	8,764
Chemed Corp	4,600	162,610
Cherokee Inc *	800	11,680
Chicago Pizza & Brewery Inc *	6,500	44,850
Choice Hotels International Inc *	10,600	240,620
Christopher & Banks Corp *	10,200	211,650
Churchill Downs Inc	2,000	76,360
CKE Restaurants Inc *	21,300	91,590
Claire’s Stores Inc	18,300	403,881
CNET Networks Inc *	65,200	176,692
Coinstar Inc *	9,100	206,115
Coldwater Creek Inc *	1,000	19,200
Cole National Corp *	3,100	35,340
Concord Camera Corp *	7,400	40,182
Consolidated Graphics Inc *	3,300	73,425
Corinthian Colleges Inc *	18,300	692,838
Cornell Cos Inc *	3,900	35,100
Corporate Executive Board Co *	17,500	558,600
Cost Plus Inc CA *	7,975	228,644
CoStar Group Inc *	5,000	92,250
Courier Corp	900	41,256
CPI Corp	4,600	66,654
Cross Country Inc *	15,900	221,805
Cross Media Marketing Corp *	1,600	880
Crown Media Holdings Inc ‘A’ *	11,800	26,668
CSK Auto Corp *	11,400	125,400
CSS Industries Inc *	1,900	62,890
Daisytek International Corp *	9,000	71,370
Dave & Buster’s Inc *	2,400	20,760
Deb Shops Inc	800	17,768
DEL Laboratories Inc *	1,155	23,331
dELiA*s Corp ‘A’ *	15,300	6,885
Department 56 Inc *	3,500	45,150
DiamondCluster International Inc ‘A’ *	12,500	39,250
Dollar Thrifty Automotive Group Inc *	11,000	232,650
DoubleClick Inc *	52,900	299,414
Dover Downs Gaming & Entertainment Inc	2,840	25,816
Dover Motorsports Inc	10,300	45,320
Dress Barn Inc *	13,170	175,161
drugstore.com Inc *	19,900	47,760
EarthLink Inc *	62,400	340,080
Electronics Boutique Holdings Corp *	5,500	86,955
Elizabeth Arden Inc *	5,100	75,480
Escalade Inc *	400	8,000
eUniverse Inc *	8,900	50,552
Exult Inc *	18,800	59,784
Factory 2-U Stores Inc *	6,700	22,854
FAO Inc *	5,100	2,397
Finlay Enterprises Inc *	800	9,648
First Consulting Group Inc *	6,000	34,560
Fisher Communications Inc	1,700	89,624
Footstar Inc *	7,500	52,200
Forrester Research Inc *	7,100	110,547
Fossil Inc *	10,150	206,451
Fred’s Inc	10,812	277,869
FreeMarkets Inc *	15,400	99,161
Friedman’s Inc ‘A’	7,200	62,496
FTI Consulting Inc *	9,250	371,387
G&K Services Inc ‘A’	9,900	350,470
Gaiam Inc *	700	7,259
Galyans Trading Co Inc *	6,000	60,000
Gart Sports Co *	3,800	73,530
Gaylord Entertainment Co *	10,400	214,240
Genesco Inc *	9,500	176,985
Global Imaging Systems Inc *	4,300	79,034
Goody’s Family Clothing Inc *	9,700	43,068
Gray Television Inc ‘A’	5,200	61,620
Grey Global Group Inc	340	207,774
Group 1 Automotive Inc *	7,500	179,100
GSI Commerce Inc *	8,100	29,565
Guess? Inc *	1,200	5,028
Guitar Center Inc *	6,900	114,264
Gymboree Corp *	12,500	198,250
Hall Kinion & Associates Inc *	3,100	17,332
Hancock Fabrics Inc	8,000	122,000
Handleman Co *	11,700	134,550
Harris Interactive Inc *	11,300	33,335
Haverty Furniture Cos Inc	8,800	122,320
Heidrick & Struggles International Inc *	9,500	139,365
Hibbett Sporting Goods Inc *	3,300	78,936
Hollinger International Inc	21,400	217,424
Hollywood Casino Corp ‘A’ *	4,900	60,172
Hollywood Entertainment Corp *	24,900	375,990
Hot Topic Inc *	15,200	347,776
ICT Group Inc *	3,500	40,565
IHOP Corp *	8,200	196,800
Infogrames Inc *	2,900	5,133
Information Holdings Inc *	5,300	82,256
InfoUSA Inc *	8,500	42,245
Insight Communications Co Inc *	20,631	255,412
Insight Enterprises Inc *	21,325	177,211
Insurance Auto Auctions Inc *	5,700	94,563
Inter Parfums Inc	5,700	44,118
InterTAN Inc *	11,000	78,650
Isle of Capri Casinos Inc *	7,900	104,596
ITT Educational Services Inc *	20,200	475,710
Jack in the Box Inc *	16,100	278,369
Jakks Pacific Inc *	14,100	189,927
Jarden Corp *	4,100	97,867
Jo-Ann Stores Inc ‘A’ *	7,100	163,087
Johnson Outdoors Inc ‘A’ *	3,100	30,597
Journal Register Co *	11,100	197,358
K2 Inc *	8,500	79,900
Kellwood Co	10,100	262,600
Kelly Services Inc ‘A’	8,000	197,680
Kenneth Cole Productions Inc ‘A’ *	3,350	68,005
Kforce Inc *	5,069	21,391
Korn/Ferry International *	15,100	112,948
Kroll Inc *	13,400	255,672
K-Swiss Inc ‘A’	6,700	145,457
Labor Ready Inc *	17,900	114,918
Landry’s Restaurants Inc	10,400	220,896
Lawson Products Inc	2,400	74,352
Learning Tree International Inc *	2,600	35,620
Libbey Inc	6,900	179,400
Liberty Corp	7,400	287,120
Lifeline Systems Inc *	2,700	60,561
Lightbridge Inc *	13,610	83,702
Linens ‘n Things Inc *	15,200	343,520
Lithia Motors Inc ‘A’ *	5,200	81,588
LodgeNet Entertainment Corp *	4,232	45,198
Lone Star Steakhouse & Saloon Inc	6,300	121,842
LookSmart Ltd *	23,200	57,536
Luby’s Inc *	9,400	27,354
Magna Entertainment Corp ‘A’ *	22,300	138,260
Mail-Well Inc *	8,300	20,750
Marcus Corp	6,900	97,980

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
MarineMax Inc *	1,700	$20,077
Martha Stewart Living Omnimedia Inc ‘A’ *	6,900	68,103
Marvel Enterprises Inc *	11,000	98,780
Matthews International Corp ‘A’	11,800	263,506
MAXIMUS Inc *	7,400	193,140
Maxwell Shoe Co ‘A’ *	4,200	48,804
Medical Staffing Network Holdings Inc *	2,600	41,600
MemberWorks Inc *	5,600	100,688
Metro One Telecommunications Inc *	12,000	77,400
Midas Inc *	3,200	20,576
Midway Games Inc *	12,000	50,040
Monarch Casino & Resort Inc *	3,600	49,428
Monro Muffler Inc *	1,000	16,900
Mossimo Inc *	500	2,750
Mothers Work Inc *	1,800	63,414
Movado Group Inc	2,300	43,263
Movie Gallery Inc *	9,325	121,225
MPS Group Inc *	40,700	225,478
MTR Gaming Group Inc *	9,900	78,804
Multimedia Games Inc *	4,100	112,586
National Presto Industries Inc	2,200	64,636
Nautica Enterprises Inc *	9,200	102,212
Nautilus Group Inc *	14,725	196,726
Navigant Consulting Inc *	14,600	86,140
Navigant International Inc *	7,300	90,009
Neoforma Inc *	1,800	21,510
NetFlix Inc *	1,100	12,111
NetRatings Inc *	1,300	9,359
NIC Inc *	2,000	2,880
Nu Skin Enterprises Inc ‘A’	18,700	223,839
Oakley Inc *	10,300	105,781
O’Charley’s Inc *	9,300	190,929
OfficeMax Inc *	48,300	241,500
On Assignment Inc *	12,400	105,648
Oneida Ltd	6,800	75,004
Oshkosh B’Gosh Inc ‘A’	4,830	135,482
Overstock.com Inc *	2,700	35,100
Overture Services Inc *	24,400	666,364
Oxford Industries Inc	2,500	64,125
P.F. Chang’s China Bistro Inc *	8,300	301,290
Pacific Sunwear of California Inc *	21,975	388,738
Panera Bread Co ‘A’ *	11,300	393,353
Papa John’s International Inc *	7,100	197,948
ParkerVision Inc *	2,500	20,400
Party City Corp *	5,500	66,000
Paxson Communications Corp *	14,500	29,870
Payless ShoeSource Inc *	9,600	494,112
PC Connection Inc *	1,750	8,872
PDI Inc *	3,900	42,085
Pegasus Solutions Inc *	11,900	119,357
Penn National Gaming Inc *	15,400	244,244
Penton Media Inc *	12,900	8,772
Phillips-Van Heusen Corp	10,900	126,004
Pinnacle Entertainment Inc *	11,400	79,002
PLATO Learning Inc *	3,666	21,776
Playboy Enterprises ‘B’ *	6,600	66,858
Playtex Products Inc *	10,600	104,728
Pre-Paid Legal Services Inc *	7,100	186,020
priceline.com Inc *	71,100	113,760
PriceSmart Inc *	1,800	41,814
Prime Hospitality Corp *	22,200	180,930
Primedia Inc *	57,000	117,420
Princeton Review Inc *	4,100	20,295
Private Media Group Inc *	11,800	38,350
ProBusiness Services Inc *	12,300	123,000
ProQuest Co *	8,300	162,680
Protection One Inc *	5,300	10,600
Pulitzer Inc	4,200	188,790
QRS Corp *	4,050	26,730
Quiksilver Inc *	8,150	217,279
R.H. Donnelley Corp *	12,100	354,651
Racing Champions Ertl Corp *	5,200	70,980
Raindance Communications Inc *	15,600	50,388
Rare Hospitality International Inc *	9,350	258,247
Regent Communications Inc *	11,800	69,738
Regis Corp	21,300	553,587
Register.com Inc *	11,700	52,650
RemedyTemp Inc ‘A’ *	4,600	64,400
Renaissance Learning Inc *	4,100	77,490
Rent-Way Inc *	13,000	45,500
Resources Connection Inc *	10,000	232,100
Restoration Hardware Inc *	10,600	53,106
Revlon Inc ‘A’ *	8,200	25,092
Rex Stores Corp *	2,300	23,483
Right Management Consultants Inc *	9,550	126,538
RMH Teleservices Inc *	3,500	36,750
Rollins Inc	6,700	170,515
Russ Berrie & Co Inc	4,700	158,766
Russell Corp	11,700	195,858
Ryan’s Family Steak Houses Inc *	17,900	203,165
Saga Communications Inc ‘A’ *	5,531	105,089
Salem Communications Corp DE ‘A’ *	4,200	104,874
Salton Inc *	3,050	29,341
Schawk Inc	7,100	70,361
School Specialty Inc *	8,000	159,840
Scientific Games Corp ‘A’ *	22,800	165,528
SCP Pool Corp *	9,075	264,990
Service Corp International *	131,900	437,908
Sharper Image Corp *	4,300	74,949
Shoe Carnival Inc *	1,900	26,621
ShopKo Stores Inc *	16,100	200,445
Shuffle Master Inc *	9,500	181,545
Sinclair Broadcast Group Inc ‘A’ *	16,200	188,406
Sirius Satellite Radio Inc *	47,800	30,592
SITEL Corp *	26,800	32,160
Skechers U.S.A. Inc ‘A’ *	9,200	78,108
Sonic Corp *	17,750	363,698
SOURCECORP Inc *	7,300	135,707
Spanish Broadcasting System Inc ‘A’ *	12,450	89,640
Speedway Motorsports Inc	5,100	131,478
Spherion Corp *	27,860	186,662
Spiegel Inc ‘A’ *	4,500	1,620
Sports Authority Inc *	13,600	95,200
Stage Stores Inc *	8,500	178,840
Stamps.com Inc *	20,400	95,268
Stanley Furniture Co Inc *	1,400	32,550
StarTek Inc *	3,700	102,120
Station Casinos Inc *	15,050	266,385
Stein Mart Inc *	8,800	53,680
Steinway Musical Instruments Inc *	2,000	32,540
Steven Madden Ltd *	4,900	88,543
Stewart Enterprises Inc ‘A’ *	43,200	240,667
Strayer Education Inc	4,900	281,750
Stride Rite Corp	18,800	134,796
Sturm Ruger & Co Inc	9,200	88,044
Summit America Television Inc *	8,168	21,809
Sylvan Learning Systems Inc *	15,900	260,760
Take-Two Interactive Software Inc *	19,800	465,102
TeleTech Holdings Inc *	18,400	133,584
Tetra Tech Inc *	26,218	319,860
The Advisory Board Co *	4,200	125,580
The Bombay Co Inc *	21,500	107,500
The Buckle Inc *	2,000	36,000
The Cato Corp ‘A’	7,600	164,084
The Children’s Place Retail Stores Inc *	7,300	77,672
The Finish Line Inc ‘A’ *	8,800	92,840
The J. Jill Group Inc *	7,200	100,656
The L.S. Starrett Co ‘A’	4,000	66,400

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
The Men’s Wearhouse Inc *	12,386	$212,420
The Pep Boys-Manny, Moe & Jack	19,700	228,520
The Steak N Shake Co *	10,760	107,600
The Topps Co Inc *	18,200	158,340
The Wet Seal Inc ‘A’ *	11,925	128,325
The Yankee Candle Co Inc *	12,100	193,600
Thomas Nelson Inc *	5,000	50,100
THQ Inc *	18,900	250,425
TiVo Inc *	8,700	45,501
Too Inc *	14,900	350,448
Toro Co	5,900	377,010
Tractor Supply Co *	6,900	259,440
Trans World Entertainment Corp *	7,900	28,677
Triarc Co Inc *	6,250	164,000
Tropical Sportswear International Corp *	4,300	38,571
Tuesday Morning Corp *	5,200	88,920
Tupperware Corp	25,300	381,524
Tweeter Home Entertainment Group Inc *	10,400	60,112
Ultimate Electronics Inc *	4,800	48,720
UniFirst Corp MA	2,300	46,460
United Auto Group Inc *	6,800	84,796
United Natural Foods Inc *	10,000	253,500
United Online Inc *	9,100	145,063
United Stationers Inc *	14,000	403,214
Universal Electronics Inc *	5,300	51,622
Urban Outfitters Inc *	4,200	98,994
Vail Resorts Inc *	2,200	33,374
ValueClick Inc *	25,400	70,866
ValueVision Media Inc ‘A’ *	9,900	148,302
Vans Inc *	10,700	60,776
Vialta Inc *	124	37
Volt Information Sciences Inc *	2,400	41,040
Wackenhut Corrections Corp *	1,900	21,109
Wallace Computer Services Inc	16,900	363,519
Waste Connections Inc *	13,300	513,513
Water Pik Technologies Inc *	2,100	15,435
Watson Wyatt & Co Holdings *	8,000	174,000
WESCO International Inc *	6,700	36,783
West Marine Inc *	3,700	50,653
WestPoint Stevens Inc *	16,500	9,735
Whitehall Jewellers Inc *	4,000	38,000
Wilsons The Leather Experts Inc *	8,200	41,000
Wireless Facilities Inc *	9,400	56,494
WMS Industries Inc *	8,600	128,828
Wolverine World Wide Inc	19,600	296,156
World Fuel Services Corp	2,500	51,250
World Wrestling Entertainment Inc *	2,500	20,125
Wyndham International Inc ‘A’ *	67,100	15,433
XM Satellite Radio Holdings Inc ‘A’ *	35,000	94,151
Young Broadcasting Inc ‘A’ *	7,700	101,410

		48,206,372

Consumer Staples - 2.40%

7-Eleven Inc *	11,000	82,500
American Italian Pasta Co ‘A’ *	8,600	309,428
Arden Group Inc ‘A’ *	700	42,364
Aurora Foods Inc *	9,800	7,644
Boston Beer Co Inc ‘A’ *	2,400	34,320
Casey’s General Stores Inc	18,500	225,885
Chiquita Brands International Inc *	14,100	186,966
Coca-Cola Bottling Co Consolidated	400	25,804
Del Monte Foods Co *	18,100	139,370
DIMON Inc	21,000	126,000
Duane Reade Inc *	9,100	154,700
Farmer Brothers Co	300	92,700
Fleming Cos Inc	24,200	158,994
Flowers Foods Inc	10,400	202,904
Great Atlantic & Pacific Tea Co *	10,600	85,436
Green Mountain Coffee Inc *	2,240	33,847
Horizon Organic Holding Corp *	1,200	19,428
Ingles Markets Inc ‘A’	6,700	78,852
International Multifoods Corp *	7,900	167,401
Interstate Bakeries Corp	19,000	289,750
J&J Snack Foods Corp *	2,900	103,559
Lance Inc	11,500	136,149
Longs Drug Stores Corp	12,500	259,250
Maui Land & Pineapple Co Inc *	3,100	49,104
Monterey Pasta Co *	2,500	9,375
Nash Finch Co	8,200	63,386
National Beverage Corp *	3,000	45,900
Nature’s Sunshine Products Inc	2,700	26,217
NBTY Inc *	20,900	367,422
Pathmark Stores Inc *	18,100	91,767
Peet’s Coffee & Tea Inc *	5,500	77,715
Penn Traffic Co *	1,800	6,300
Pilgrims Pride Corp ‘B’	4,800	39,360
Ralcorp Holdings Inc *	11,524	289,713
Riviana Foods Inc	2,800	75,659
Robert Mondavi Corp ‘A’ *	5,300	164,300
Ruddick Corp	17,200	235,468
Sanderson Farms Inc	2,400	50,184
Schweitzer-Mauduit International Inc	7,000	171,500
Seaboard Corp	100	24,000
Sensient Technologies Corp	20,800	467,376
Smart & Final Inc *	2,300	11,960
Standard Commercial Corp	3,600	65,160
The Hain Celestial Group Inc *	13,800	209,760
The J.M. Smucker Co	21,427	853,009
Universal Corp VA	12,800	473,088
Vector Group Ltd	12,257	142,426
Weis Markets Inc	5,200	161,460
Wild Oats Markets Inc *	9,000	92,880

		7,227,740

Diversified - 0.58%

Carlisle Cos Inc	14,600	604,148
FMC Corp *	12,400	338,768
GenCorp Inc	14,700	116,424
Kaman Corp ‘A’	10,600	116,600
Sequa Corp ‘A’ *	2,400	93,864
Trinity Industries Inc	18,000	341,280
Walter Industries Inc	12,700	137,795

		1,748,879

Energy - 3.72%

3TEC Energy Corp *	5,300	75,207
Arch Coal Inc	20,600	444,754
Atwood Oceanics Inc *	5,400	162,540
Berry Petroleum Co ‘A’	5,700	97,185
Cabot Oil & Gas Corp	11,200	277,536
Cal Dive International Inc *	18,100	425,350
Capstone Turbine Corp *	55,200	49,680
Carbo Ceramics Inc	3,800	128,060
Chesapeake Energy Corp	67,200	520,128
Comstock Resources Inc *	6,500	60,385
Covanta Energy Corp *	10,500	84
Denbury Resources Inc *	15,200	171,760
Dril-Quip Inc *	2,800	47,320
Encore Acquisition Co *	2,000	36,840
Energy Partners Ltd *	10,900	116,630
Evergreen Resources Inc *	9,400	421,590
Frontier Oil Corp	12,100	208,362
FuelCell Energy Inc *	16,100	105,487
Global Industries Ltd *	38,700	161,379
Global Power Equipment Group Inc *	15,400	75,922
Grey Wolf Inc *	71,100	283,689
Gulf Island Fabrication Inc *	1,300	21,125
Hanover Compressor Co *	19,700	180,846

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Harvest Natural Resources Inc *	15,900	$102,555
Horizon Offshore Inc *	11,300	56,274
Hydril Co *	6,800	160,276
Input/Output Inc *	21,200	90,100
Key Energy Services Inc *	53,100	476,307
Lufkin Industries Inc	2,400	56,280
Magnum Hunter Resources Inc *	25,100	149,345
Massey Energy Co	26,900	261,468
Meridian Resource Corp *	21,500	19,350
NATCO Group Inc ‘A’ *	7,500	47,100
Newpark Resources Inc *	34,000	147,900
Nuevo Energy Co *	9,100	101,010
Oceaneering International Inc *	9,600	237,504
Oil States International Inc *	4,800	61,920
Parker Drilling Co *	48,900	108,558
Patina Oil & Gas Corp	11,800	373,470
Penn Virginia Corp	3,400	123,590
PetroQuest Energy Inc *	23,300	96,695
Plains Resources Inc *	11,300	133,905
Plug Power Inc *	5,100	22,899
Prima Energy Corp *	4,750	106,210
Quicksilver Resources Inc *	4,500	100,935
Range Resources Corp *	18,200	98,280
Remington Oil & Gas Corp *	10,600	173,946
Resource America Inc ‘A’	7,100	63,978
RPC Inc	5,200	60,320
Seacor Smit Inc *	7,750	344,875
Spinnaker Exploration Co *	11,600	255,780
St. Mary Land & Exploration Co	14,000	350,000
Stone Energy Corp *	8,651	288,598
Superior Energy Services Inc *	19,300	158,260
Swift Energy Co *	11,700	113,139
Syntroleum Corp *	14,300	24,739
Tesoro Petroleum Corp *	31,400	141,928
Tetra Technologies Inc *	7,700	164,549
The Exploration Co of Delaware Inc *	3,800	11,324
The Houston Exploration Co *	3,600	110,160
Tom Brown Inc *	16,900	424,190
TransMontaigne Inc *	9,700	45,008
Trico Marine Services Inc *	10,400	34,632
Unit Corp *	18,900	350,595
Universal Compression Holdings Inc *	6,300	120,519
Veritas DGC Inc *	19,200	151,680
Vintage Petroleum Inc	22,200	234,210
Westport Resources Corp *	9,531	198,245
W-H Energy Services Inc *	12,400	180,916

		11,205,381

Financial Services - 21.46%

1st Source Corp	5,322	89,144
ABC Bancorp	1,600	20,720
Acadia Realty Trust	9,000	66,780
Advanta Corp ‘B’	8,100	76,059
Alabama National Bancorp	3,800	165,300
Alexander’s Inc *	500	32,275
Alexandria Real Estate Equities Inc	7,400	315,240
Alfa Corp	16,400	196,980
Allegiant Bancorp Inc	3,400	61,979
AMCORE Financial Inc	9,800	212,660
American Capital Strategies Ltd	20,500	442,595
American Financial Holdings Inc	10,800	322,704
American Home Mortgage Holdings Inc	900	9,900
American National Bankshares Inc	3,600	93,600
American Physicians Capital Inc *	5,700	107,217
Ameritrade Holding Corp *	83,500	472,610
AMLI Residential Properties Trust	7,400	157,472
Anchor Bancorp Wisconsin Inc	10,000	207,500
Anthracite Capital Inc	17,900	195,110
Anworth Mortgage Asset Corp	8,600	108,102
Apex Mortgage Capital Inc	19,200	125,568
Argonaut Group Inc	10,200	150,450
Arrow Financial Corp	2,299	70,740
Associated Estates Realty Corp	11,100	74,925
Baldwin & Lyons Inc ‘B’	3,600	84,780
Banc Corp	7,500	58,200
BancFirst Corp	1,800	84,600
Bank Mutual Corp	3,500	80,955
Bank of Granite Corp	6,450	112,875
Bank of the Ozarks Inc	600	14,064
BankAtlantic Bancorp Inc ‘A’	15,800	149,310
BankUnited Financial Corp ‘A’ *	11,700	189,306
Banner Corp	3,200	60,352
Barra Inc *	7,500	227,475
Bay View Capital Corp *	33,380	191,935
Bedford Property Investors Inc	8,200	210,658
Berkshire Hills Bancorp Inc	1,500	35,325
BKF Capital Group Inc *	3,400	60,010
Boston Private Financial Holdings Inc	10,600	210,516
BostonFed Bancorp Inc	2,600	69,420
Boykin Lodging Co	4,500	41,985
Brandywine Realty Trust	11,200	244,272
Brookline Bancorp Inc	24,042	286,100
Bryn Mawr Bank Corp	2,200	80,586
BSB Bancorp Inc	2,800	58,716
Burnham Pacific Properties Inc	32,200	24,472
California First National Bancorp	2,800	35,840
Camden National Corp	2,400	58,080
Capital Automotive REIT	11,100	263,070
Capital City Bank Group Inc	3,300	129,327
Capitol Bancorp Ltd	2,000	46,400
Capstead Mortgage Corp	6,000	147,900
Carreker Corp *	10,700	48,471
Cascade Bancorp	3,600	49,752
Cash America International Inc	7,000	66,640
Cathay Bancorp Inc	6,500	246,935
CB Bancshares Inc	698	29,679
CBL & Associates Properties Inc	9,900	396,495
CCBT Financial Cos Inc	4,100	105,288
CCC Information Services Group *	7,162	127,126
Center Trust Inc	10,100	78,780
Central Coast Bancorp *	4,675	92,378
Ceres Group Inc *	17,100	32,832
CFS Bancorp Inc	5,700	81,510
Charter Financial Corp	500	15,540
Charter Municipal Mtg Acceptance Co	18,500	321,345
Chateau Communities Inc	11,500	263,925
Chelsea Property Group Inc	15,300	509,643
Chemical Financial Corp	9,593	308,415
Chittenden Corp	12,302	313,455
Citizens First Bancorp Inc	2,600	54,753
Citizens Inc *	10,675	80,063
City Bank Lynnwood WA	3,600	89,100
City Holding Co	8,406	237,470
Clark/Bardes Inc *	5,600	107,800
CNA Surety Corp	4,900	38,465
Coastal Bancorp Inc	2,000	64,700
Coastal Financial Corp	5,500	75,020
CoBiz Inc	3,550	52,718
Colonial Properties Trust	6,600	224,004
Columbia Bancorp	3,900	85,917
Columbia Banking Systems Inc *	7,625	96,151
Comdisco Holding Co Inc *	27,200	2,230
Commerce Group Inc	10,800	404,892
Commercial Federal Corp	23,200	541,720
Commercial Net Lease Realty	16,900	259,077
Commonwealth Bancorp Inc	4,200	194,754
Community Bank System Inc	4,200	131,670
Community Banks Inc	3,714	102,878

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Community First Bankshares Inc	19,300	$510,678
Community Trust Bancorp Inc	4,400	110,616
CompuCredit Corp *	5,300	37,471
Connecticut Bancshares Inc DE	6,000	230,700
Cornerstone Realty Income Trust Inc	22,700	180,692
Corporate Office Properties Trust	5,600	78,568
Correctional Properties Trust	1,700	36,890
Corrections Corp of America *	12,298	210,911
Corus Bankshares Inc	3,500	152,810
CPB Inc	6,600	181,170
Crawford & Co ‘B’	12,600	63,000
Credit Acceptance Corp *	3,400	21,695
Crown American Realty Trust	8,300	76,360
CVB Financial Corp	11,677	296,946
Delphi Financial Group ‘A’	4,840	183,726
Digital Insight Corp *	13,300	115,577
Dime Community Bancshares	11,650	223,098
East West Bancorp Inc	11,700	422,136
EastGroup Properties Inc	6,400	163,200
eFunds Corp *	17,700	161,247
Electro Rent Corp *	3,900	47,272
Entertainment Properties Trust	6,600	155,232
Equity Inns Inc	14,500	87,290
Equity One Inc	400	5,340
eSpeed Inc ‘A’ *	12,500	211,763
Essex Property Trust Inc	7,200	366,120
Euronet Worldwide Inc *	3,900	29,289
F&M Bancorp Frederick MD	5,100	163,200
FactSet Research Systems Inc	9,800	277,046
Farmers Capital Bank Corp	1,600	53,200
FBL Financial Group Inc ‘A’	3,728	72,584
FBR Asset Investment Corp	8,400	284,760
Federal Agriculture Mortgage Corp ‘C’ *	2,500	76,600
Federal Realty Investment Trust	16,800	472,416
FelCor Lodging Trust Inc	22,900	261,976
Fidelity Bankshares Inc	6,800	121,720
Financial Federal Corp *	5,200	130,676
Financial Industries Corp	4,800	68,352
Financial Institutions Inc	2,700	79,272
First Bancorp NC	3,400	79,934
First Bancorp Puerto Rico	13,800	311,880
First Busey Corp	4,300	99,158
First Charter Corp	12,600	226,800
First Citizens BancShares Inc ‘A’	2,500	241,500
First Commonwealth Financial Corp	24,944	286,856
First Community Bancorp CA	3,800	125,138
First Community Banshares Inc VA	2,999	92,249
First Defiance Financial Corp	4,300	81,270
First Essex Bancorp Inc	3,900	130,260
First Federal Capital Corp	9,000	173,781
First Financial Bancorp	15,142	248,193
First Financial Bankshares Inc	4,950	188,100
First Financial Corp IN	3,200	155,616
First Financial Holdings Inc	6,500	160,940
First Indiana Corp	5,450	100,934
First Merchants Corp	5,482	124,935
First National Corp	4,400	105,600
First Niagara Financial Group Inc	5,200	135,824
First Oak Brook Bancshares Inc	900	28,278
First Place Financial Corp Warren OH	4,000	66,520
First Republic Bank *	2,800	55,972
First Sentinel Bancorp Inc	9,300	133,827
First South Bancorp Inc VA	1,900	67,602
First State Bancorp	3,300	81,840
FirstFed America Bancorp	1,602	39,810
FirstFed Financial Corp *	8,200	237,390
Flagstar Bancorp Inc	7,300	157,680
Flushing Financial Corp	2,950	48,315
FNB Corp VA	3,500	83,055
FPIC Insurance Group Inc *	5,200	35,880
Fremont General Corp	33,500	150,415
Friedman Billings Ramsey Group Inc ‘A’ *	6,000	56,160
Frontier Financial Corp	6,300	161,154
Gabelli Asset Management Inc ‘A’ *	2,000	60,080
Gables Residential Trust	12,400	309,132
GBC Bancorp CA	5,595	108,319
German American Bancorp	5,722	88,977
Getty Realty Corp	5,400	102,330
Glacier Bancorp Inc	6,000	141,425
Gladstone Capital Corp	2,300	37,881
Glenborough Realty Trust Inc	7,800	138,996
Glimcher Realty Trust Inc	16,400	291,100
Gold Banc Corp Inc	18,400	182,546
Granite State Bankshares Inc	3,300	144,177
Great American Financial Resources Inc	3,500	60,200
Great Lakes REIT Inc	6,200	103,230
Great Southern Bancorp Inc	2,700	99,225
Hancock Holding Co	5,400	241,110
Hanmi Financial Corp *	2,000	33,540
Harbor Florida Bancshares Inc	10,100	227,452
Harleysville Group Inc	12,600	333,018
Harleysville National Corp	9,095	243,018
Hawthorne Financial Corp *	2,600	74,204
Health Care REIT Inc	18,900	511,245
Healthcare Realty Trust Inc	18,000	526,500
HealthExtras Inc *	7,200	29,160
Heritage Property Investment Trust	7,100	177,287
Hilb, Rogal & Hamilton Co	17,400	711,660
Home Properties of NY Inc	12,400	427,180
Homestore Inc *	22,900	19,465
Horace Mann Educators Corp	16,300	249,879
HRPT Properties Trust	56,000	461,440
Hudson River Bancorp	5,800	143,550
Humboldt Bancorp	6,600	69,300
Hypercom Corp *	12,300	45,879
IBERIABANK Corp	1,700	68,272
iDine Rewards Network Inc *	4,300	45,537
IMPAC Mortgage Holdings Inc	22,600	259,900
Independence Holding Co	2,400	51,528
Independent Bank Corp MA	4,100	93,480
Independent Bank Corp MI	4,704	142,343
Innkeepers USA Trust	12,300	94,218
Integra Bank Corp	7,300	130,086
InterCept Inc *	8,400	142,220
Interchange Financial Services Corp NJ	5,050	81,305
International Bancshares Corp	9,733	383,967
Interpool Inc	2,700	43,362
Investors Real Estate Trust	10,500	104,790
IRT Property Co	18,600	220,782
Irwin Financial Corp	9,100	150,150
Itla Capital Corp *	2,300	76,429
JDN Realty Corp	18,300	200,385
Jefferies Group Inc	9,400	394,518
John H Harland Co	14,500	320,885
Kansas City Life Insurance Co	1,600	60,640
Keystone Property Trust	5,600	95,032
Kilroy Realty Corp	13,000	299,650
Knight Trading Group Inc *	36,300	173,877
Koger Equity Inc	10,100	157,560
Kramont Realty Trust	6,400	93,760
Kronos Inc MA *	8,375	309,791
La Quinta Corp *	61,200	269,280
Lakeland Bancorp Inc	5,522	98,678
Lakeland Financial Corp	3,300	77,385
LandAmerica Financial Group Inc	7,600	269,420
LaSalle Hotel Properties	5,500	77,000
Leeds Federal Bankshares Inc	1,700	54,230
LendingTree Inc *	4,600	59,248

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Lexington Corporate Properties Trust	13,700	$217,830
Local Financial Corp *	11,450	167,743
LSB Bancshares Inc	5,200	84,240
LTC Properties Inc	10,900	73,248
Macatawa Bank Corp	4,100	81,385
MAF Bancorp Inc	8,600	291,798
Main Street Banks Inc	3,100	59,520
MainSource Financial Group Inc	3,570	85,719
Manufactured Home Communities Inc	6,100	180,743
MASSBANK Corp	2,800	79,240
MB Financial Inc	4,400	153,076
MCG Capital Corp	13,400	143,916
McGrath RentCorp	2,700	62,748
MEEMIC Holdings Inc *	1,700	49,198
Merchants Bancshares Inc	3,200	72,128
MeriStar Hospitality Corp	19,000	125,400
Metris Cos Inc	19,800	48,906
MFA Mortgage Investments Inc	17,100	143,640
MID Atlantic Realty Trust	6,000	104,400
Mid-America Apartment Communities Inc	6,700	163,815
Mid-State Bancshares	11,400	187,211
Midwest Banc Holdings Inc	4,200	79,590
Mission West Properties Inc	4,100	40,590
Nara Bancorp Inc	3,400	70,618
National Health Investors Inc	8,500	137,870
National Health Realty Inc	4,600	67,160
National Penn Bancshares Inc	7,419	196,982
National Western Life Insurance ‘A’ *	1,500	144,000
Nationwide Health Properties Inc	25,800	385,194
Navigators Group Inc *	2,600	59,670
NBC Capital Corp	4,141	104,353
NBT Bancorp Inc	13,195	225,239
NCO Group Inc *	8,800	140,360
NCO Portfolio Management Inc *	44	271
NDCHealth Corp	13,200	262,680
NetBank Inc *	20,100	194,568
New Century Financial Corp	8,200	208,198
NextCard Inc *	7,300	44
Northwest Bancorp Inc	2,800	41,412
Novastar Financial Inc	5,900	183,077
NYMAGIC Inc *	2,700	52,515
OceanFirst Financial Corp	4,255	95,525
Ocwen Financial Corp *	12,900	36,120
Odyssey Re Holdings Corp	5,900	104,430
Ohio Casualty Corp *	25,600	331,520
Old Second Bancorp Inc	3,633	134,421
Omega Financial Corp	3,900	139,815
Omega Healthcare Investors Inc *	3,500	13,090
Oriental Financial Group	4,240	104,219
Pacific Capital Bancorp	18,066	459,780
Pacific Northwest Bancorp	7,300	182,500
Pacific Union Bank *	6,400	73,664
Pan Pacific Retail Properties Inc	15,900	580,827
Parkvale Financial Corp	3,000	69,150
Parkway Properties Inc MD	2,700	94,716
Partners Trust Financial Group Inc	1,100	17,732
Peapack-Gladstone Financial Corp	3,400	116,450
PennFed Financial Services Inc	2,394	64,997
PennRock Financial Services Corp	3,709	102,925
Pennsylvania REIT	5,300	137,800
Peoples Bancorp Inc OH	2,400	61,440
PFF Bancorp Inc	6,400	200,000
Philadelphia Consolidated Holding Corp *	9,000	318,600
PICO Holdings Inc *	5,300	71,179
Pinnacle Holdings Inc *	10,600	95
PMA Capital Corp ‘A’	14,000	200,620
Port Financial Corp	2,900	129,398
Portal Software Inc *	41,700	33,694
Post Properties Inc	16,500	394,350
Prentiss Properties Trust	13,300	376,124
Presidential Life Corp	9,800	97,314
PRG-Schultz International Inc *	16,550	147,295
Price Legacy Corp *	16,100	45,080
PrivateBancorp Inc	2,900	109,765
ProAssurance Corp *	13,750	288,750
Prosperity Bancshares Inc	4,500	85,500
Provident Bancorp Inc	1,400	43,470
Provident Bankshares Corp	12,295	284,150
PS Business Parks Inc	3,700	117,660
Quaker City Bancorp Inc *	3,175	104,553
R&G Financial Corp ‘B’	7,500	174,375
RAIT Investment Trust	5,900	127,440
Ramco-Gershenson Properties Trust	3,468	68,493
Realty Income Corp	14,600	511,000
Redwood Trust Inc	6,300	174,510
Republic Bancorp Inc KY ‘A’	5,000	56,350
Republic Bancorp Inc MI	23,128	272,217
Republic Bancshares Inc *	3,400	66,810
RFS Hotel Investors Inc	15,200	165,072
Riggs National Corp Washington DC	6,600	102,234
RLI Corp	5,900	164,610
Royal Bancshares of Pennsylvania ‘A’	3,338	71,433
S&T Bancorp Inc	11,100	278,066
S1 Corp *	33,518	149,490
Sandy Spring Bancorp Inc	5,750	181,125
Santander BanCorp	1,969	25,597
Saul Centers Inc	5,500	130,900
Saxon Capital Inc *	13,400	167,634
Seacoast Banking Corp of Florida	4,800	90,432
Seacoast Financial Services Corp	9,600	192,106
Second Bancorp Inc	3,900	103,350
Selective Insurance Group	13,400	337,412
Senior Housing Properties Trust	18,400	195,224
Shurgard Storage Centers Inc ‘A’	16,300	510,842
Simmons First National Corp ‘A’	3,400	124,610
Sizeler Property Investors Inc	2,500	23,225
SL Green Realty Corp	13,000	410,800
Sotheby’s Holdings Inc ‘A’ *	19,000	171,000
SoundView Technology Group Inc *	35,100	52,650
Southwest Bancorp Inc OK	3,400	88,366
Southwest Bancorp of Texas Inc *	14,100	406,221
Sovran Self Storage Inc	6,900	195,684
St. Francis Capital Corp	2,800	65,576
State Auto Financial Corp	3,900	60,450
State Bancorp Inc	900	16,200
Staten Island Bancorp Inc	24,300	489,402
Sterling Bancorp NY	3,756	98,858
Sterling Bancshares Inc TX	19,550	238,901
Sterling Financial Corp PA	6,325	149,586
Sterling Financial Corp WA *	3,700	69,634
Stewart Information Services Corp *	6,000	128,340
Suffolk Bancorp	4,400	139,128
Summit Bancshares Inc TX	500	9,750
Summit Properties Inc	11,900	211,820
Sun Bancorp Inc NJ *	5,500	73,150
Sun Bancorp Inc PA	3,200	58,499
Sun Communities Inc	7,600	277,932
Superior Financial Corp	5,100	93,692
Susquehanna Bancshares Inc	20,500	427,240
SWS Group Inc	7,030	95,327
SY Bancorp Inc	2,700	100,170
Tanger Factory Outlet Centers Inc	3,800	117,800
Taubman Centers Inc	15,500	251,565
Texas Regional Bancshares Inc ‘A’	10,545	374,780
The First of Long Island Corp	900	32,850
The Macerich Co	15,900	488,925
The Midland Co	2,200	41,800
The Mills Corp	10,500	308,070

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
The Peoples Holdings Co	2,664	$108,558
The South Financial Group Inc	22,087	456,317
The Town & Country Trust	5,200	109,720
The Trust Co of New Jersey	8,800	244,913
Thornburg Mortgage Inc	22,000	442,200
Tompkins Trustco Inc	2,700	119,070
Triad Guaranty Inc *	3,500	129,010
Trico Bancshares	3,700	91,020
Troy Financial Corp	2,600	70,148
TrustCo Bank Corp NY	33,108	356,904
U.S. Restaurants Properties Inc	8,400	118,272
UCBH Holdings Inc	9,000	382,050
UICI *	17,100	265,905
UMB Financial Corp	6,941	265,570
Umpqua Holdings Corp	12,038	219,694
Union Bankshares Corp	4,400	119,900
United Bankshares Inc	17,700	514,380
United Community Banks Inc GA	6,500	158,405
United Community Financial Corp OH	14,800	128,020
United Fire & Casualty Co	2,400	80,280
United National Bancorp NJ	6,668	153,697
Universal American Financial Corp *	11,000	64,009
Universal Health Realty Income Trust	3,800	99,750
Unizan Financial Corp	10,407	205,538
Urstadt Biddle Properties Inc ‘A’	7,500	83,100
USB Holding Co Inc	5,374	95,120
Value Line Inc	300	13,032
Ventas Inc	29,800	341,210
Vesta Insurance Group Inc	22,700	62,425
Virginia Financial Group Inc	3,843	114,521
W Holding Co Inc	17,700	290,457
Warwick Community Bancorp Inc	2,900	82,157
Washington REIT	16,200	413,100
Washington Trust Bancorp Inc	6,200	121,086
Waypoint Financial Corp	18,600	331,080
WesBanco Inc	10,100	236,239
West Coast Bancorp OR	5,100	77,265
Westcorp Inc	4,406	92,526
Westfield Financial Inc	2,200	34,100
WFS Financial Inc *	3,137	65,597
Winston Hotels Inc	5,100	39,780
Wintrust Financial Corp	7,700	241,164
World Acceptance Corp *	9,600	73,056
WSFS Financial Corp	3,700	121,989
Yardville National Bancorp	4,000	68,960
Zenith National Insurance Corp	2,800	65,856

		64,665,314

Health Care - 11.44%

aaiPharma Inc *	6,000	84,120
Abgenix Inc *	34,900	257,213
Abiomed Inc *	5,600	20,384
Acacia Research-CombiMatrix Corp *	3,483	12,677
Adolor Corp *	15,500	212,660
Advanced Neuromodulation Systems Inc *	5,200	182,520
Advanced Tissue Sciences Inc *	20,800	853
Aksys Ltd *	11,700	62,010
Alaris Medical Inc *	6,200	37,820
Albany Molecular Research Inc *	11,300	167,138
Alexion Pharmaceuticals Inc *	10,400	146,848
Align Technology Inc *	10,400	28,714
Alkermes Inc *	24,100	151,107
Alliance Imaging Inc *	3,600	19,080
Allos Therapeutics Inc *	8,400	63,168
Allscripts Healthcare Solutions Inc *	8,500	20,315
Alpharma Inc ‘A’	11,300	134,583
American Healthways Inc *	6,150	107,625
American Medical Security Group Inc *	4,100	57,318
American Medical Systems Holdings Inc *	10,800	175,068
American Pharmaceutical Partners Inc *	5,100	90,780
AMERIGROUP Corp *	5,500	166,705
AmeriPath Inc *	11,900	255,850
AmSurg Corp *	10,400	212,472
Amylin Pharmaceuticals Inc *	29,600	477,744
Antigenics Inc *	12,600	129,024
Aphton Corp *	11,300	43,957
Applera Corp-Celera Genomics Group *	30,699	293,175
Applied Molecular Evolution Inc *	3,300	6,765
Apria Healthcare Group Inc *	17,800	395,872
Arena Pharmaceuticals Inc *	9,800	63,798
Ariad Pharmaceuticals Inc *	13,700	32,880
ArQule Inc *	10,000	30,500
Array BioPharma Inc *	6,600	36,630
Arrow International Inc	4,100	166,747
ArthroCare Corp *	7,300	71,905
AtheroGenics Inc *	8,800	65,208
Atrix Labs Inc *	9,700	148,788
Avigen Inc *	7,300	41,683
Bentley Pharmaceuticals Inc *	3,300	26,565
Beverly Enterprises Inc *	42,700	121,695
BioMarin Pharmaceuticals Inc *	20,200	142,410
Biopure Corp *	9,100	33,852
Bio-Rad Laboratories Inc ‘A’ *	7,600	294,120
Bioreliance Corp *	700	16,219
Biosite Inc *	5,900	200,718
Bio-Technology General Corp *	27,600	88,348
Bone Care International Inc *	2,092	20,355
Bradley Pharmaceuticals Inc *	2,300	29,969
BriteSmile Inc *	5,300	1,749
Bruker Daltonics Inc *	8,800	42,768
Cantel Medical Corp *	1,400	17,724
Cardiac Science Inc *	26,000	57,460
CardioDynamics International Corp *	11,700	35,919
Cell Genesys Inc *	13,200	147,193
Cell Therapeutics Inc *	13,200	95,964
Centene Corp *	3,500	117,565
Cepheid Inc *	14,200	72,392
Cerus Corp *	7,200	154,800
Chattem Inc *	6,000	123,300
Cholestech Corp *	3,100	21,576
Cima Labs Inc *	7,300	176,594
Ciphergen Biosystems Inc *	5,800	20,010
Closure Medical Corp *	1,000	10,480
Cobalt Corp *	4,400	60,720
Columbia Laboratories Inc *	12,400	41,664
Computer Programs & Systems Inc *	2,400	59,424
Conceptus Inc *	9,100	109,018
CONMED Corp *	15,150	296,789
Connetics Corp *	14,200	170,684
Cooper Cos Inc	15,000	375,300
Corixa Corp *	24,710	157,897
CorVel Corp *	2,100	75,075
Covance Inc *	28,600	703,274
CryoLife Inc *	10,350	70,691
Cubist Pharmaceuticals Inc *	11,100	91,353
CuraGen Corp *	14,200	66,030
Curative Health Services Inc *	3,200	55,200
CV Therapeutics Inc *	11,600	211,352
Cyberonics Inc *	11,600	213,440
D&K Healthcare Resources Inc	6,200	63,494
Datascope Corp	6,000	148,806
Decode Genetics Inc *	11,500	21,275
Deltagen Inc *	8,300	3,984
Dianon Systems Inc *	4,460	212,787
Digene Corp *	6,800	77,928
Discovery Partners International Inc *	4,700	13,066
Diversa Corp *	11,400	103,170
DJ Orthopedics Inc *	300	1,128

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Durect Corp *	8,700	$17,574
DVI Inc *	8,200	61,910
Dynacq International Inc *	4,100	58,909
Eclipsys Corp *	11,700	62,595
Embrex Inc *	1,800	20,030
Endo Pharmaceuticals Holdings Inc *	7,700	59,282
Endocardial Solutions Inc *	3,400	11,492
Endocare Inc *	14,900	51,256
Enzo Biochem Inc *	9,145	128,030
Enzon Pharmaceuticals Inc *	20,500	342,760
Eon Labs Inc *	3,600	68,076
Epix Medical Inc *	3,800	27,474
eResearch Technology Inc *	5,000	83,750
Esperion Therapeutics Inc *	14,800	105,820
Exact Sciences Corp *	3,900	42,237
Exelixis Inc *	21,300	170,400
First Horizon Pharmaceutical Corp *	14,000	104,692
Gene Logic Inc *	12,700	79,883
Genencor International Inc *	1,800	17,604
Genesis Health Ventures Inc *	11,700	180,765
Genta Inc *	18,600	143,034
Gentiva Health Services Inc	14,600	128,626
Genzyme Biosurgery *	14,300	36,465
Geron Corp *	7,800	28,080
Guilford Pharmaceuticals Inc *	14,800	58,904
Haemonetics Corp MA *	8,400	180,264
Hanger Orthopedic Group Inc *	7,500	98,625
Harvard Bioscience Inc *	4,200	13,852
Healthcare Services Group Inc *	6,710	87,498
HealthTronics Surgical Services Inc *	5,200	41,657
Hologic Inc *	7,600	92,796
Hooper Holmes Inc	23,600	144,904
ICU Medical Inc *	5,300	197,690
IDEXX Laboratories Inc *	15,300	509,490
IDX Systems Corp *	7,500	127,725
IGEN International Inc *	6,600	282,810
ILEX Oncology Inc *	14,800	104,488
Illumina Inc *	7,500	25,275
ImClone Systems Inc *	20,100	213,482
Immucor Inc *	5,850	118,462
ImmunoGen Inc *	23,400	72,540
Immunomedics Inc	22,100	102,102
IMPATH Inc *	8,500	167,620
Impax Laboratories Inc *	9,700	38,897
INAMED Corp *	4,700	144,760
Incyte Genomics Inc *	27,700	126,312
Indevus Pharmaceuticals Inc *	25,900	55,400
Inhale Therapeutic Systems Inc *	24,300	196,344
Integra LifeSciences Holdings Corp *	10,100	178,265
InterMune Inc *	11,700	298,467
Interpore International Inc *	5,000	32,000
Intuitive Surgical Inc *	11,600	71,456
Invacare Corp	11,600	386,280
Inverness Medical Innovations Inc *	3,300	43,395
Isis Pharmaceuticals Inc *	24,300	160,137
Kendle International Inc *	6,500	57,207
Kensey Nash Corp *	1,800	32,886
Kindred Healthcare Inc *	6,400	116,166
KOS Pharmaceuticals Inc *	3,600	68,400
Kosan Biosciences Inc *	5,400	32,778
KV Pharmaceutical Co ‘A’ *	9,700	225,040
Kyphon Inc *	4,300	36,722
La Jolla Pharmaceutical Co *	16,000	104,000
LabOne Inc *	3,200	56,704
Landauer Inc	2,900	100,775
Lannett Co Inc *	3,600	58,968
Lexicon Genetics Inc TX *	12,400	58,652
Lifecore Biomedical Inc *	1,900	16,302
Ligand Pharmaceuticals Inc ‘B’ *	24,400	131,028
Luminex Corp *	6,700	27,537
Martek Biosciences Corp *	10,400	261,664
Matria Healthcare Inc *	6,008	52,210
Maxygen Inc *	11,000	83,820
Medarex Inc *	30,500	120,475
MedCath Corp *	1,700	17,000
Med-Design Corp *	5,400	43,513
Medicines Co *	12,300	197,046
MedQuist Inc *	4,016	81,364
MedSource Technologies Inc *	1,800	11,682
Mentor Corp MN	9,800	377,300
Meridian Medical Technologies Inc *	2,200	97,680
Merit Medical Systems Inc *	6,200	123,504
MGI Pharma Inc *	11,800	85,550
MIM Corp *	12,500	72,500
Molecular Devices Corp *	7,900	130,113
Myriad Genetics Inc *	11,900	173,740
Nabi Biopharmaceuticals *	18,300	113,460
Napro Biotherapeutics Inc *	15,000	10,200
Nastech Pharmaceutical Inc *	2,200	18,810
National Healthcare Corp *	2,500	43,750
Neopharm Inc *	5,850	59,319
Neose Technologies Inc *	7,100	62,977
Neurocrine Biosciences Inc *	13,200	602,712
Neurogen Corp *	3,500	12,705
Noven Pharmaceuticals Inc *	9,000	83,070
NPS Pharmaceuticals Inc *	14,100	354,897
Ocular Sciences Inc *	9,300	144,336
Odyssey HealthCare Inc *	6,000	208,200
Omnicell Inc *	3,400	9,010
Onyx Pharmaceuticals Inc *	5,600	32,536
Option Care Inc *	7,850	62,486
OraSure Technologies Inc *	16,400	89,380
Orthologic Corp *	9,700	35,017
OSI Pharmaceuticals Inc *	17,200	282,080
Owens & Minor Inc	16,100	264,362
PacifiCare Health Systems Inc *	16,600	466,460
Pain Therapeutics Inc *	6,800	16,252
Parexel International Corp *	11,500	126,385
Pediatrix Medical Group Inc *	10,100	404,606
Penwest Pharmaceuticals Co *	5,000	53,000
Peregrine Pharmaceuticals Inc *	37,600	29,328
Perrigo Co *	29,300	355,995
Per-Se Technologies Inc *	14,166	127,055
Pharmaceutical Resources Inc *	7,700	229,460
Pharmacopeia Inc *	11,700	104,364
PolyMedica Corp *	4,400	135,696
Possis Medical Inc *	7,600	136,800
Pozen Inc *	14,300	73,645
PracticeWorks Inc *	10,300	81,370
Praecis Pharmaceuticals Inc *	25,700	83,525
Prime Medical Services Inc *	7,300	63,291
Priority Healthcare Corp ‘B’ *	12,100	280,720
Progenics Pharmaceuticals Inc *	1,900	12,654
Protein Design Labs Inc *	37,400	317,900
Province Healthcare Co *	23,150	225,250
ProxyMed Inc *	1,000	10,440
PSS World Medical Inc *	37,000	253,080
QMed Inc *	1,300	8,138
Quidel Corp *	7,500	26,018
Radiologix Inc *	6,900	15,939
Regeneron Pharmaceuticals Inc *	14,100	260,991
RehabCare Group Inc *	6,100	116,388
Res-Care Inc *	2,300	8,347
ResMed Inc *	13,400	409,638
Respironics Inc *	16,200	492,982
Rigel Pharmaceuticals Inc *	6,400	6,976
Rita Medical Systems Inc *	2,600	13,130
Salix Pharmaceuticals Ltd *	11,000	76,890

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Sangamo Biosciences Inc *	3,800	$11,438
SangStat Medical Corp *	13,300	150,290
Scios Inc *	21,500	700,470
Seattle Genetics Inc WA *	3,200	9,920
Select Medical Corp *	6,500	87,685
Sepracor Inc *	29,500	285,265
Sequenom Inc *	12,900	23,220
Serologicals Corp *	11,800	129,800
Sierra Health Services Inc *	11,100	133,311
Sola International Inc *	8,700	113,100
Sonic Innovations Inc *	2,000	7,620
SonoSite Inc *	7,600	99,332
Specialty Laboratories Inc *	3,100	29,946
Stericycle Inc *	16,000	518,064
Sunrise Assisted Living Inc *	7,400	184,186
SuperGen Inc *	18,500	67,155
SurModics Inc *	6,800	195,024
Sybron Dental Specialties Inc *	16,232	241,857
Syncor International Corp DE *	9,000	249,570
Tanox Inc *	11,300	102,265
Techne Corp *	20,200	577,074
Telik Inc *	15,900	185,394
Texas Biotechnology Corp *	15,000	21,000
Theragenics Corp *	10,200	41,106
TheraSense Inc *	12,600	105,210
Thoratec Corp *	20,587	157,079
Transkaryotic Therapies Inc *	13,900	137,610
Triangle Pharmaceuticals Inc *	14,000	83,160
Trimeris Inc *	7,300	314,557
TriPath Imaging Inc *	14,700	39,396
Tularik Inc *	16,600	123,836
U.S. Physical Therapy Inc *	5,950	66,343
Unilab Corp *	6,600	120,780
United Surgical Partners Int’l Inc *	9,100	142,151
United Therapeutics Corp *	7,600	126,920
Urologix Inc *	5,600	18,536
US Oncology Inc *	33,500	290,445
VCA Antech Inc *	6,300	94,500
Ventana Medical Systems *	6,000	138,300
Versicor Inc *	8,200	88,478
Viasys Healthcare Inc *	10,300	153,367
Vical Inc *	10,200	35,394
Visx Inc *	22,700	217,466
Vital Signs Inc	2,600	77,688
VitalWorks Inc *	23,500	90,475
Vivus Inc *	12,200	45,506
West Pharmaceutical Services Inc	6,200	151,280
Women First Healthcare Inc *	4,600	20,981
Wright Medical Group Inc *	9,200	160,623
Young Innovations Inc *	600	13,962
ZOLL Medical Corp *	4,700	167,649
Zymogenetics Inc *	1,700	16,830

		34,474,599

Integrated Oils - 0.06%

Holly Corp	3,100	67,735
Plains Exploration & Production Co LP *	11,300	110,175

		177,910

Materials & Processing - 7.92%

A. Schulman Inc	15,700	292,177
A.M. Castle & Co *	4,980	22,659
Aaon Inc *	2,800	51,604
Acuity Brands Inc	17,300	234,242
AEP Industries Inc *	2,586	33,799
Airgas Inc *	25,000	431,250
Albany International Corp ‘A’	9,728	200,981
Alico Inc	1,500	39,900
AMCOL International Corp	3,900	22,620
Ameron International Corp	1,200	66,180
Apogee Enterprises Inc	16,100	144,111
Arch Chemicals Inc	9,200	167,900
Armor Holdings Inc *	9,400	129,438
Avatar Holdings Inc *	2,000	46,000
Barnes Group Inc	5,100	103,785
Brady Corp ‘A’	7,600	253,460
Brush Engineered Materials Inc *	12,600	69,300
Buckeye Technologies Inc *	9,500	58,425
Building Material Holding Corp	9,000	128,700
Butler Manufacturing Co	2,200	42,570
BWAY Corp *	3,600	71,208
Cabot Microelectronics Corp *	10,600	500,320
Cadiz Inc *	20,100	11,055
Calgon Carbon Corp	15,800	78,052
Cambrex Corp	11,000	332,310
Caraustar Industries Inc *	12,500	118,500
Carpenter Technology Corp	9,100	113,295
Centex Construction Products Inc	2,100	73,815
Century Aluminum Co	9,100	67,431
Chesapeake Corp	6,600	117,810
CIRCOR International Inc	2,900	46,110
Clarcor Inc	11,100	358,197
Cleveland-Cliffs Inc *	4,800	95,280
Comfort Systems USA Inc *	11,300	37,855
Commercial Metals Co	11,300	183,512
CompX International Inc	800	6,696
CoorsTek Inc *	4,500	114,975
Corn Products International Inc	14,900	448,937
Crompton Corp	48,919	291,068
Crown Cork & Seal Co Inc *	70,600	561,270
Culp Inc *	4,500	38,250
Cytec Industries Inc *	17,300	471,944
Delta & Pine Land Co	15,000	306,150
Deltic Timber Corp	4,700	125,490
DHB Industries Inc *	2,500	4,150
Drew Industries Inc *	1,600	25,680
Dycom Industries Inc *	19,400	257,050
EarthShell Corp *	6,100	3,538
ElkCorp	10,650	184,245
EMCOR Group Inc *	7,400	392,274
Encore Wire Corp *	3,900	35,295
Energy Conversion Devices Inc *	6,900	67,627
Ennis Business Forms Inc	4,900	56,938
Ferro Corp	16,100	393,323
Florida Rock Industries Inc	8,900	338,645
Foamex International Inc *	11,600	36,656
Georgia Gulf Corp	11,000	254,540
Gibraltar Steel Corp	4,000	76,160
Glatfelter	4,600	60,536
GrafTech International Ltd *	25,500	151,980
Granite Construction Inc	16,350	253,425
Graphic Packaging International Corp *	8,000	45,120
Great Lakes Chemical Corp	18,300	437,004
Greif Brothers Corp ‘A’	5,700	135,660
Griffon Corp *	12,570	171,204
H.B. Fuller Co	14,800	383,024
Hecla Mining Co *	45,600	230,736
Hexcel Corp *	8,500	25,500
Hughes Supply Inc	9,600	262,272
IMCO Recycling Inc *	2,600	21,138
Insignia Financial Group Inc *	13,400	97,150
Insituform Technologies Inc ‘A’ *	9,100	155,155
Integrated Electrical Services Inc *	9,600	36,960
Interface Inc ‘A’	21,100	64,777
Intermagnetics General Corp *	7,552	148,321
Intermet Corp	5,400	22,680
International Specialty Products Inc *	2,400	24,504
Jones Lang LaSalle Inc *	13,600	209,168

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Kaiser Aluminum Corp *	18,930	$1,098
Kaydon Corp	13,000	275,730
Lennox International Inc	19,200	240,960
Liquidmetal Technologies *	3,400	34,952
LNR Property Corp	10,900	385,860
Lone Star Technologies Inc *	13,500	201,015
Longview Fibre Co *	24,900	180,027
Louisiana-Pacific Corp *	43,100	347,386
LSI Industries Inc	6,800	94,180
Lydall Inc *	4,800	54,480
MacDermid Inc	10,700	244,495
Material Sciences Corp *	3,300	42,702
Maverick Tube Corp *	17,800	231,934
Medis Technologies Ltd *	7,560	37,800
Mestek Inc *	3,300	59,169
Millennium Chemicals Inc	29,000	276,080
Minerals Technologies Inc	8,600	371,090
Mobile Mini Inc *	3,600	56,412
Modtech Holdings Inc *	1,500	14,550
Mueller Industries Inc *	12,500	340,625
Myers Industries Inc	8,681	92,887
NCI Building Systems Inc *	8,700	189,834
New England Business Service Inc	4,100	100,040
NL Industries Inc	4,000	68,000
NN Inc	5,400	53,946
Nortek Holdings Inc *	3,200	146,400
Northwest Pipe Co *	3,800	65,740
NS Group Inc *	5,200	33,904
Octel Corp	3,200	50,560
Olin Corp	21,748	338,181
Omnova Solutions Inc *	18,700	75,361
Oregon Steel Mills Inc *	8,600	34,572
Penford Corp	2,300	32,407
Penn Engineering & Manufacturing Corp	3,300	35,145
PolyOne Corp	34,900	136,808
Pope & Talbot Inc	4,400	62,744
Potlatch Corp	14,600	348,648
Quaker Chemical Corp	3,000	69,600
Quaker Fabric Corp *	7,500	52,125
Quanex Corp	6,600	221,100
Quanta Services Inc *	14,900	52,150
Reliance Steel & Aluminum Co	9,950	207,358
Roanoke Electric Steel Corp	5,900	56,050
Rock-Tenn Co ‘A’	5,300	71,444
Rogers Corp *	7,400	164,650
Royal Gold Inc	7,900	196,876
RTI International Metals Inc *	6,600	66,660
Ryerson Tull Inc	7,222	44,054
Schnitzer Steel Industries Inc ‘A’	2,900	60,610
Seminis Inc ‘A’ *	12,500	36,000
Silgan Holdings Inc *	5,300	130,804
Simpson Manufacturing Co Inc *	5,800	190,820
Solutia Inc	54,900	199,287
Southern Peru Copper Corp	6,700	96,480
Spartech Corp	7,200	148,536
SPS Technologies Inc *	4,700	111,625
Steel Dynamics Inc *	17,700	212,931
Stepan Co	2,800	70,000
Stillwater Mining Co *	15,500	82,925
Symyx Technologies Inc *	11,400	143,526
Tejon Ranch Co *	2,050	60,885
Terra Industries Inc *	28,900	44,217
Texas Industries Inc	8,200	199,260
The Standard Register Co	7,000	126,000
Trammell Crow Co *	11,300	101,700
Tredegar Corp	10,600	159,000
Tremont Corp	1,400	41,720
Trex Co Inc *	2,400	84,720
U.S. Concrete Inc *	14,000	76,580
U.S. Industries Inc *	35,200	92,576
Unifi Inc *	23,700	124,425
Universal Forest Products Inc	7,300	155,643
URS Corp *	9,000	128,070
USEC Inc	36,800	221,536
USG Corp *	17,400	147,030
Valhi Inc	9,900	82,170
Valmont Industries Inc	5,100	98,940
Virbac Corp *	8,700	48,807
W.R. Grace & Co *	23,500	46,060
Watsco Inc	6,000	98,280
Wausau-Mosinee Paper Corp	17,200	192,984
WCI Communities Inc *	2,000	20,400
WD-40 Co	8,700	229,854
Wellman Inc	15,100	203,699
Wellsford Real Properties Inc *	3,500	55,160
Wilson Greatbatch Technologies Inc *	10,600	309,520
Worthington Industries Inc	33,000	502,920

		23,864,555

Producer Durables - 7.58%

A.O. Smith Corp	9,300	251,193
Acterna Corp *	12,600	2,016
Active Power Inc *	14,800	26,344
Actuant Corp ‘A’ *	3,600	167,220
ADE Corp *	7,100	42,387
Advanced Energy Industries Inc *	7,800	99,216
Alamo Group Inc	700	8,575
Allen Telecom Inc *	13,000	123,110
American Superconductor Corp *	15,400	46,354
American Tower Corp ‘A’ *	83,500	294,755
AMETEK Inc	16,500	635,085
Applied Films Corp *	6,700	133,933
Applied Industrial Technologies Inc	11,000	207,900
Arris Group Inc *	21,700	77,469
Artesyn Technologies Inc *	17,700	67,968
Astec Industries Inc *	10,500	104,265
AstroPower Inc *	8,650	69,114
Asyst Technologies Inc *	15,500	113,925
ATMI Inc *	11,900	220,388
Audiovox Corp ‘A’ *	5,100	52,739
August Technology Corp *	3,500	17,710
Axcelis Technologies Inc *	42,800	240,065
Baldor Electric Co	12,900	254,775
BE Aerospace Inc *	20,700	75,348
Beazer Homes USA Inc *	5,886	356,692
Belden Inc	8,900	135,458
Briggs & Stratton Corp	9,000	382,230
Brooks-PRI Automation Inc *	16,612	190,374
C&D Technologies Inc	10,900	192,603
Cable Design Technologies Corp *	20,950	123,605
Cascade Corp	2,100	33,495
C-COR.net Corp *	17,100	56,772
Champion Enterprises Inc *	24,700	70,395
Cognex Corp *	16,600	305,938
Cohu Inc	10,200	149,940
Columbus McKinnon Corp NY *	4,100	15,666
Credence Systems Corp *	25,340	236,422
Crown Castle International Corp *	87,300	327,375
CTS Corp	14,600	113,150
CUNO Inc *	7,400	245,088
Curtiss-Wright Corp	4,700	299,954
Dionex Corp *	8,900	264,419
Ducommun Inc *	4,000	63,400
Dupont Photomasks Inc *	6,400	148,800
Electro Scientific Industries Inc *	11,900	238,000
Electroglas Inc *	12,000	18,480
EMCORE Corp *	8,400	18,396
Engineered Support Systems Inc	6,650	243,789

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Entegris Inc *	19,600	$201,880
ESCO Technologies Inc *	4,600	170,200
Esterline Technologies Corp *	8,400	148,428
Federal Signal Corp	20,800	403,936
FEI Co *	10,300	157,487
Flow International Corp *	9,800	24,990
Franklin Electric Co Inc	3,000	144,030
FSI International Inc *	12,400	55,800
Gardner Denver Inc *	5,900	119,770
General Binding Corp *	1,400	11,872
General Cable Corp	15,600	59,280
Genlyte Group Inc *	6,800	211,888
Headwaters Inc *	14,300	221,793
Heico Corp	6,800	72,148
Helix Technology Corp	13,800	154,560
Hovnanian Enterprises Inc ‘A’ *	8,000	253,600
IDEX Corp	13,700	447,990
Imagistics International Inc *	7,000	140,000
Integrated Defense Technologies Inc *	2,200	31,900
InterDigital Communications Corp *	24,000	349,440
Ionics Inc *	9,300	212,040
Itron Inc *	10,500	201,285
JLG Industries Inc	18,700	140,811
Joy Global Inc *	22,235	250,366
Kadant Inc *	4,020	60,300
Keithley Instruments Inc	2,800	35,000
Kennametal Inc	17,300	596,504
Kimball International Inc ‘B’	13,700	195,225
Kulicke & Soffa Industries Inc *	18,100	103,532
Ladish Co Inc *	6,700	54,002
Lincoln Electric Holdings Inc	14,200	328,730
Lindsay Manufacturing Co	4,700	100,580
Littelfuse Inc *	9,300	156,798
LTX Corp *	19,700	118,791
M/I Schottenstein Homes Inc	6,100	169,580
Magnetek Inc *	6,200	27,528
Manitowoc Co Inc	10,750	274,125
MasTec Inc *	8,400	24,780
Mattson Technology Inc *	9,900	28,314
MDC Holdings Inc	8,906	340,744
Meritage Corp *	3,600	121,140
Milacron Inc	8,100	48,195
Mine Safety Appliances Co	2,853	92,009
Moog Inc ‘A’ *	6,150	190,896
MTS Systems Corp	7,200	72,144
Mykrolis Corp *	19,200	140,160
NACCO Industries Inc ‘A’	2,400	105,048
Nanometrics Inc *	3,400	14,246
Nordson Corp	10,500	260,715
Orbital Sciences Corp *	17,700	74,694
Osmonics Inc *	6,700	113,498
Palm Harbor Homes Inc *	6,600	115,302
Paxar Corp *	12,900	190,275
Photon Dynamics Inc *	8,400	191,520
Photronics Inc *	11,200	153,440
Plantronics Inc *	16,200	245,106
Powell Industries Inc *	4,800	81,979
Power-One Inc *	22,200	125,874
Powerwave Technologies Inc *	32,400	174,960
Presstek Inc *	14,500	66,845
Proton Energy Systems Inc *	8,100	24,300
Proxim Corp ‘A’ *	53,997	46,977
Rayovac Corp *	14,600	194,618
Regal-Beloit Corp	10,900	225,630
Robbins & Myers Inc	5,300	97,520
Roper Industries Inc	12,900	472,140
Rudolph Technologies Inc *	2,900	55,564
Semitool Inc *	5,200	32,292
Skyline Corp	1,800	53,100
Somera Communications Inc *	18,200	49,140
SpectraLink Corp *	7,000	50,260
Standard-Pacific Corp	13,000	321,750
Standex International Corp	5,100	121,584
Stewart & Stevenson Services Inc	15,700	221,998
SureBeam Corp ‘A’ *	34,000	137,360
Technical Olympic USA Inc *	2,700	39,987
Technitrol Inc	17,400	280,836
Tecumseh Products Co ‘A’	7,600	335,388
Teledyne Technologies Inc *	13,800	216,384
Tennant Co	4,300	140,180
Terayon Communication Systems *	35,000	71,750
Terex Corp *	22,400	249,536
The Gorman-Rupp Co	3,100	72,850
Therma-Wave Inc *	13,600	14,280
Thomas & Betts Corp *	18,000	304,200
Thomas Industries Inc	5,600	145,936
Tollgrade Communications Inc *	6,000	70,380
TRC Cos Inc *	4,150	54,490
Trikon Technologies Inc *	4,900	24,500
Triumph Group Inc *	6,300	201,222
Ultratech Stepper Inc *	12,700	124,955
United Defense Industries Inc *	8,600	200,380
United Industrial Corp	6,500	104,000
Varian Semiconductor Equipment *	14,600	346,911
Veeco Instruments Inc *	14,300	165,308
Vicor Corp *	8,800	72,609
Virco Manufacturing Corp	2,530	25,806
Watts Industries Inc ‘A’	7,400	116,476
William Lyon Homes Inc *	1,200	26,196
Woodhead Industries Inc	4,600	51,980
Woodward Governor Co	4,900	213,150
X-Rite Inc	10,600	74,094
Zygo Corp *	10,000	69,900

		22,858,285

Technology - 12.20%

3D Systems Corp *	5,300	41,340
Acacia Research-Acacia Technologies Corp *	6,239	15,036
Actel Corp *	9,400	152,468
Actuate Corp *	20,800	36,816
ADTRAN Inc *	10,200	335,580
Advanced Digital Information Corp *	29,900	200,629
Advanced Power Technology Inc *	900	2,924
Aeroflex Inc *	26,598	183,526
Aether Systems Inc *	19,200	72,192
Agile Software Corp DE *	17,800	137,772
Akamai Technologies Inc *	57,500	99,475
Alliance Semiconductor Corp *	16,400	64,452
Alloy Inc *	13,200	144,540
Altiris Inc *	5,500	87,560
American Management Systems Inc *	15,700	188,243
ANADIGICS Inc *	7,950	20,511
Analogic Corp	3,600	181,037
Anaren Microwave Inc *	11,100	97,680
Anixter International Inc *	12,900	299,925
answerthink Inc *	19,800	49,500
Ansys Inc *	7,900	159,580
Anteon International Corp *	6,200	148,800
Ariba Inc *	116,200	288,176
Artisan Components Inc *	8,500	131,155
Ascential Software Corp *	112,400	269,760
AsiaInfo Holdings Inc *	14,000	88,760
Aspect Communications Corp *	20,400	57,936
Aspen Technology Inc *	25,900	73,297
AT Road Inc *	7,200	29,736
Avanex Corp *	41,800	43,807
Avid Technology Inc *	12,900	296,055
Avocent Corp *	19,926	442,756

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
AXT Inc *	9,600	$17,280
BEI Technologies Inc	3,400	38,046
Bel Fuse Inc ‘B’	3,500	70,525
Bell Microproducts Inc *	7,800	43,212
Benchmark Electronics Inc *	11,300	323,858
Black Box Corp	9,800	439,040
Borland Software Corp *	27,100	333,330
CACI International Inc ‘A’ *	12,500	445,500
Caliper Technologies Corp *	12,500	37,500
Caminus Corp *	7,500	17,550
Catapult Communications Corp *	2,200	26,290
Centillium Communications Inc *	15,200	34,352
Checkpoint Systems Inc *	13,000	134,420
ChipPAC Inc ‘A’ *	19,000	67,450
Chordiant Software Inc *	16,900	24,336
CIBER Inc *	24,700	127,205
Cirrus Logic Inc *	36,900	106,272
ClearOne Communications Inc *	8,400	37,380
Cognizant Technology Solutions Corp *	4,000	288,920
Coherent Inc *	14,200	283,290
CommScope Inc *	22,000	173,800
Compucom Systems Inc *	8,100	45,441
Computer Horizons Corp *	17,600	57,552
Computer Network Technology Corp *	8,100	57,510
Concord Communications Inc *	8,800	79,112
Concurrent Computer Corp *	35,800	103,104
Constellation 3D Inc *	1,200	12
Covansys Corp *	5,700	21,421
Cray Inc *	20,600	158,002
Cree Inc *	34,700	567,345
Cubic Corp	7,292	134,391
Daktronics Inc *	5,200	69,576
Datastream Systems Inc *	7,400	47,360
DDi Corp CA *	32,200	7,084
Dendrite International Inc *	13,950	104,205
Digimarc Corp *	5,200	58,968
Digital River Inc *	13,400	160,130
Digitas Inc *	4,000	13,840
Divine Inc ‘A’ *	524	734
DocuCorp International Inc *	1,200	7,945
Documentum Inc *	17,300	270,918
Drexler Technology Corp *	5,000	63,000
DRS Technologies Inc *	9,900	310,167
DSP Group Inc *	13,800	218,316
Dynamics Research Corp *	2,100	29,421
E.piphany Inc *	29,800	124,266
Echelon Corp *	11,800	132,278
EDO Corp	6,100	126,758
Electronics for Imaging Inc *	23,200	377,255
Embarcadero Technologies Inc *	3,800	22,686
EMS Technologies Inc *	6,600	103,032
Enterasys Networks Inc *	65,100	101,556
Entrust Inc *	16,400	55,104
EPIQ Systems Inc *	6,650	101,878
ESS Technology *	14,100	88,689
Exar Corp *	17,000	210,800
Excel Technology Inc *	2,900	51,881
Extreme Networks Inc *	49,500	161,865
F5 Networks Inc *	9,300	99,882
FalconStor Software Inc *	14,900	57,812
Fidelity National Information Solutions Inc *	6,145	106,001
FileNet Corp *	13,600	165,920
Finisar Corp *	45,600	43,320
Flir Systems Inc *	7,300	356,240
Foundry Networks Inc *	38,700	272,448
Gartner Inc ‘A’ *	36,800	338,560
Genesis Microchip Inc *	14,900	194,445
GlobespanVirata Inc *	49,326	217,527
Handspring Inc *	11,900	11,305
Harmonic Inc *	28,200	64,860
Herley Industries Inc *	7,500	130,560
HPL Technologies Inc *	5,600	112
Hutchinson Technology Inc *	12,600	260,820
Hyperion Solutions Corp *	16,600	426,122
Identix Inc *	37,025	190,678
iGate Corp *	3,700	9,694
II-VI Inc *	3,000	48,180
I-Many Inc *	19,500	27,690
Imation Corp *	16,700	585,836
Inet Technologies Inc *	2,800	17,080
InFocus Corp *	13,100	80,696
Infonet Services Corp ‘B’ *	17,200	34,056
Informatica Corp *	25,400	146,304
Information Resources Inc *	10,200	16,320
Inforte Corp *	5,300	41,075
Inktomi Corp *	83,200	133,120
Inrange Technologies Corp ‘B’ *	200	470
Integral Systems Inc MD *	3,100	62,155
Integrated Silicon Solutions Inc *	12,600	54,936
Intergraph Corp *	22,600	401,376
Interland Inc *	44,000	57,200
Internet Security Systems Inc *	18,100	331,773
Inter-Tel Inc	9,200	192,372
Interwoven Inc *	44,600	115,960
Invision Technologies Inc *	6,000	158,160
Iomega Corp *	22,960	180,236
ITXC Corp *	14,800	34,336
Ixia *	10,200	37,230
IXYS Corp *	3,000	21,180
j2 Global Communications Inc *	3,100	59,024
JDA Software Group Inc *	10,800	104,328
Keane Inc *	25,300	227,447
Keynote Systems Inc *	7,400	57,128
Kopin Corp *	32,800	128,576
Lattice Semiconductor Corp *	41,400	363,078
Lawson Software Inc *	3,100	17,825
LeCroy Corp *	1,600	17,760
Legato Systems Inc *	41,125	206,859
Lexar Media Inc *	17,500	109,725
Liberate Technologies *	50,500	72,215
Macrovision Corp *	18,200	291,928
Magma Design Automation Inc *	8,700	83,346
Manhattan Associates Inc *	9,200	217,672
ManTech International Corp ‘A’ *	4,800	91,536
Manufacturers Services Ltd *	2,500	13,850
Manugistics Group Inc *	20,600	49,440
MAPICS Inc *	7,900	54,905
MapInfo Corp *	6,500	36,075
MatrixOne Inc *	22,200	95,460
Maxtor Corp *	89,300	451,858
McDATA Corp ‘A’ *	27,400	194,540
MCSi Inc *	14,600	69,350
MEMC Electronic Materials Inc *	25,476	192,854
Mentor Graphics Corp *	31,100	244,446
Mercury Computer Systems Inc *	9,200	280,784
Merix Corp *	4,800	40,320
MetaSolv Inc *	9,500	13,015
Methode Electronics ‘A’	15,800	173,326
Micromuse Inc *	31,600	120,712
Micros Systems Inc *	9,100	204,022
Microsemi Corp *	11,500	70,035
MicroStrategy Inc ‘A’ *	216	3,261
Microtune Inc *	19,600	61,348
MIPS Technologies Inc ‘A’ *	19,900	60,297
Monolithic System Technology Inc *	6,600	79,728
MRO Software Inc *	7,900	95,945
MRV Communications Inc *	34,100	36,487
MSC.Software Corp *	12,000	92,640

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Nassda Corp *	1,000	$11,220
Net2Phone Inc *	8,400	34,020
Netegrity Inc *	16,100	52,373
NetIQ Corp *	16,356	201,996
Netro Corp *	5,211	14,226
NetScout Systems Inc *	4,600	20,010
NetScreen Technologies Inc *	6,100	102,724
New Focus Inc *	25,500	97,920
Newport Corp *	18,800	236,128
Next Level Communications Inc *	21,600	17,496
Novadigm Inc *	9,400	21,902
Novell Inc *	157,047	524,537
NU Horizons Electronics Corp *	3,600	20,808
Nuance Communications Inc *	9,100	22,568
Numerical Technologies Inc *	6,000	20,760
NYFIX Inc *	13,900	62,550
Oak Technology Inc *	34,500	91,425
OmniVision Technologies Inc *	9,100	123,487
ON Semiconductor Corp *	12,600	17,262
Onyx Software Corp *	15,600	24,180
Openwave Systems Inc *	78,399	156,798
Oplink Communications Inc *	27,600	21,804
OPNET Technologies Inc *	2,500	20,201
Optical Communication Products Inc *	1,900	2,052
OSI Systems Inc *	2,700	45,846
Overland Storage Inc *	4,100	59,782
Packeteer Inc *	10,600	72,716
Palm Inc *	14,195	222,861
Paradyne Networks Corp *	6,500	8,320
Parametric Technology Corp *	111,200	280,224
Park Electrochemical Corp	8,050	154,560
PC-Tel Inc *	7,400	50,172
PDF Solutions Inc *	3,700	25,641
PEC Solutions Inc *	2,900	86,710
Pegasystems Inc *	700	3,577
Pericom Semiconductor Corp *	8,100	67,311
Phoenix Technologies Ltd *	9,900	57,123
Pinnacle Systems Inc *	27,900	379,719
Pioneer Standard Electronics Inc	17,900	164,322
Pixelworks Inc *	15,500	89,900
Planar Systems Inc *	7,700	158,851
Plexus Corp *	17,000	149,260
PLX Technology Inc *	8,000	31,280
Pomeroy Computer Resources *	2,700	31,590
Power Integrations Inc *	11,100	188,700
Progress Software Corp *	17,000	220,150
Quadramed Corp *	9,400	24,628
Quantum Corp *	58,000	154,860
Quest Software Inc *	15,900	163,929
Quovadx Inc *	6,500	15,730
Radiant Systems Inc *	8,150	78,483
RadiSys Corp *	6,450	51,471
Rainbow Technologies Inc *	9,700	69,549
Rambus Inc *	37,400	250,954
Read-Rite Corp *	62,100	21,735
Red Hat Inc *	48,600	287,226
Redback Networks Inc *	83,800	70,392
REMEC Inc *	30,650	118,922
Research Frontiers Inc *	3,400	28,356
Retek Inc *	28,000	76,160
Richardson Electronics Ltd	200	1,732
Riverstone Networks Inc *	59,285	125,684
Roxio Inc *	10,300	49,131
RSA Security Inc *	16,600	99,434
Safeguard Scientifics Inc *	45,600	62,016
Sanchez Computer Associates Inc *	2,500	7,200
SanDisk Corp *	28,800	584,640
Sapient Corp *	49,000	100,450
SBS Technologies Inc *	5,500	50,380
ScanSoft Inc *	23,600	122,720
ScanSource Inc *	2,700	133,110
SCM Microsystems Inc *	7,400	31,450
SeaChange International Inc *	11,000	67,650
Secure Computing Corp *	15,800	101,278
SeeBeyond Technology Corp *	23,900	58,077
Serena Software Inc *	8,200	129,478
Silicon Graphics Inc *	89,600	101,248
Silicon Image Inc *	25,700	154,200
Silicon Laboratories Inc *	12,600	240,408
Silicon Storage Technology Inc *	34,000	137,360
Siliconix Inc *	2,800	65,520
Sipex Corp *	9,400	34,780
Skyworks Solutions Inc *	66,500	573,230
SoftBrands Inc *	1,432	430
SONICblue Inc *	40,500	18,225
SonicWALL Inc *	24,000	87,120
Sonus Networks Inc *	100,000	100,000
SpeechWorks International Inc *	8,200	22,796
SPSS Inc *	4,200	58,758
SRA International Inc ‘A’ *	1,400	37,926
SS&C Technologies Inc *	1,700	18,106
Standard Microsystems Corp *	7,000	136,290
StorageNetworks Inc *	42,600	49,416
Stratex Networks Inc *	41,900	92,599
Stratos Lightwave Inc *	6,345	27,911
Supertex Inc *	3,000	44,670
Sycamore Networks Inc *	69,400	200,566
Sykes Enterprises Inc *	18,700	61,336
Synaptics Inc *	900	6,840
Synplicity Inc *	8,600	32,508
Syntel Inc *	900	18,909
Sypris Solutions Inc	1,000	10,210
Systems & Computer Technology Corp *	14,600	125,560
Talx Corp	8,490	109,690
Tekelec *	23,200	242,440
Tellium Inc *	20,000	12,800
The TriZetto Group Inc *	11,700	71,838
Three-Five Systems Inc *	7,600	49,020
TIBCO Software Inc *	34,200	211,356
Tier Technologies Inc ‘B’ *	8,800	140,800
Transaction Systems Architects Inc ‘A’ *	15,800	102,700
Transmeta Corp DE *	59,300	69,381
Trimble Navigation Ltd *	11,800	147,382
Tripos Inc *	4,400	32,252
TriQuint Semiconductor Inc *	56,404	239,153
TTM Technologies Inc *	3,500	11,581
Turnstone Systems Inc *	12,800	34,560
Tyler Technologies Inc *	10,400	43,368
Ulticom Inc *	3,900	29,211
Universal Display Corp *	5,500	43,395
UNOVA Inc *	19,500	117,000
USinternetworking Inc *	2,100	21
Varian Inc *	12,900	370,101
Vastera Inc *	11,300	63,856
Verint Systems Inc *	3,700	74,666
Verity Inc *	9,200	123,198
ViaSat Inc *	11,200	129,249
Viewpoint Corp *	13,400	25,059
Vignette Corp *	96,600	118,529
Virage Logic Corp *	4,600	46,139
Vitesse Semiconductor Corp *	100,200	218,938
Vitria Technology Inc *	20,000	15,001
WatchGuard Technologies *	8,700	55,515
WebEx Communications Inc *	10,900	163,501
webMethods Inc *	19,600	161,113
Websense Inc *	9,400	200,794
Western Digital Corp *	87,500	559,126
White Electronic Designs Corp *	4,500	34,426

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Wind River Systems *	29,200	$ 119,721
Witness Systems Inc *	5,000	17,201
Xicor Inc *	9,400	35,063
Zomax Inc MN *	13,900	59,076
Zoran Corp *	12,100	170,248

		36,790,651

Utilities - 4.73%

Adelphia Business Solutions Inc *	5,400	124
AGL Resources Inc	26,400	641,520
Alamosa Holdings Inc *	25,800	13,416
Alaska Communications Systems Group Inc *	5,400	9,936
Allegiance Telecom Inc *	54,800	36,716
American States Water Co	5,750	133,112
Atmos Energy Corp	17,800	415,096
Avista Corp	19,700	227,732
Black Hills Corp	13,800	365,976
Boston Communications Group *	7,600	96,596
Broadwing Inc *	85,200	299,904
California Water Service Group	6,300	149,247
Cascade Natural Gas Corp	4,200	84,000
Centennial Communications Corp *	800	2,088
Central Vermont Public Service Corp	5,500	100,540
CH Energy Group Inc	6,800	317,084
Cleco Corp	20,600	288,400
Commonwealth Telephone Enterprises Inc *	5,900	211,456
Connecticut Water Service Inc	4,150	104,708
CT Communications Inc	5,700	64,410
DQE Inc	34,600	527,304
El Paso Electric Co *	21,400	235,400
Energen Corp	14,400	419,040
EnergySouth Inc	3,100	87,420
General Communication Inc ‘A’ *	19,500	130,845
Golden Telecom Inc *	4,400	55,660
Hickory Tech Corp	5,430	51,748
IMPSAT Fiber Networks Inc *	1,600	11
Intrado Inc *	7,800	77,446
Mediacom Communications Corp *	27,200	239,632
MGE Energy Inc	6,400	171,335
Middlesex Water Co	4,400	92,268
NEON Communications Inc *	1,500	45
New Jersey Resources Corp	12,100	382,239
NewPower Holdings Inc *	19,900	2,686
Nextel Partners Inc ‘A’ *	35,600	216,092
North Pittsburgh Systems Inc	7,100	96,780
Northwest Natural Gas Co	12,800	346,368
Northwestern Corp	21,000	106,680
NUI Corp	9,000	155,340
ONEOK Inc	25,400	487,680
Otter Tail Corp	10,500	282,450
Piedmont Natural Gas Co	14,900	526,715
PNM Resources Inc	17,900	426,378
Price Communications Corp *	21,170	292,781
PTEK Holdings Inc *	17,800	78,320
RCN Corp *	40,100	21,253
SEMCO Energy Inc	10,900	66,490
Shenandoah Telecom Co	900	44,028
Sierra Pacific Resources	42,366	275,379
SJW Corp	1,000	78,050
South Jersey Industries Inc	5,300	175,006
Southern Union Co *	16,431	271,112
Southwest Gas Corp	14,000	328,300
Southwest Water Co	6,720	89,040
Southwestern Energy Co *	12,100	138,545
SureWest Communications	5,400	200,880
Talk America Holdings Inc *	7,766	43,490
The Empire District Electric Co	10,700	194,740
The Laclede Group Inc	7,300	176,660
Time Warner Telecom Inc ‘A’ *	27,100	57,181
Touch America Holdings Inc *	49,000	19,110
Triton PCS Holdings Inc ‘A’ *	5,400	21,222
Ubiquitel Inc *	26,000	10,400
UGI Corp	13,400	501,026
UIL Holdings Corp	6,600	230,142
UniSource Energy Corp	13,500	233,415
Unitil Corp	1,300	32,240
US Unwired Inc *	34,500	16,905
Westar Energy Inc	30,600	302,940
Western Gas Resources Inc	9,500	350,075
Western Wireless Corp ‘A’ *	28,100	148,930
WGL Holdings Inc	24,600	588,432
WPS Resources Corp	15,100	586,182
XO Communications Inc ‘A’ *	81,000	4,294

		14,256,191

Total Common Stocks (Cost $350,565,346)		275,815,995

	Principal Amount

CONVERTIBLE CORPORATE BOND - 0.00%

Technology - 0.00%

MicroStrategy Inc 7.500% due 06/24/07	$ 618	250

Total Convertible Corporate Bond (Cost $0)		250

SHORT-TERM INVESTMENT - 7.41%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 7.41%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $22,338,931; collateralized by U.S. Treasury Bonds—market value $22,785,600 due 11/30/04)	22,338,000	22,338,000

Total Securities Held Under Repurchase Agreement		22,338,000

Total Short-Term Investment (Cost $22,338,000)		22,338,000

TOTAL INVESTMENTS - 98.93% (Cost $372,903,346)		298,154,333

OTHER ASSETS AND LIABILITIES, NET - 1.07%		3,212,582

NET ASSETS - 100.00%		$301,366,915

Note to Schedule of Investments

(a) The amount of $2,660,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	Number of Contracts	Unrealized Depreciation

Russell 2000 (03/03)	132	$(431,028)

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 90.84%

Consumer Discretionary - 6.59%

Hilton Hotels Corp	624,800	$7,941,208
Interstate Hotels & Resorts Inc *	1,251	6,005
Starwood Hotels & Resorts Worldwide Inc	495,233	11,756,831
Wyndham International Inc ‘A’ *	233,700	53,751

		19,757,795

Financial Services - 83.81%

AMB Property Corp	390,800	10,692,288
AMLI Residential Properties Trust	97,800	2,081,184
Apartment Investment & Mgmt Co ‘A’	249,300	9,343,764
Archstone-Smith Trust	551,490	12,982,075
Arden Realty Inc	473,455	10,487,028
AvalonBay Communities Inc	444,800	17,409,472
Boston Properties Inc	342,800	12,635,608
Chateau Communities Inc	245,550	5,635,373
Chelsea Property Group Inc	2,800	93,268
Equity Office Properties Trust	591,835	14,784,038
Equity Residential	533,500	13,113,430
Essex Property Trust Inc	112,800	5,735,880
Federal Realty Investment Trust	318,500	8,956,220
Frontline Capital Group Inc *	318,400	350
Gables Residential Trust	5,800	144,594
General Growth Properties Inc	175,400	9,120,800
Host Marriott Corp *	1,239,600	10,970,460
Innkeepers USA Trust	69,500	532,370
Kilroy Realty Corp	172,400	3,973,820
Mack-Cali Realty Corp	50,200	1,521,060
Manufactured Home Communities Inc	98,900	2,930,407
Post Properties Inc	112,200	2,681,580
ProLogis Trust	570,463	14,347,145
Public Storage Inc	335,124	10,827,856
Reckson Associates Realty Corp	196,800	4,142,640
Regency Centers Corp	75,300	2,439,720
Shurgard Storage Centers Inc ‘A’	140,000	4,387,600
Simon Property Group Inc	703,100	23,954,617
SL Green Realty Corp	135,600	4,284,960
Summit Properties Inc	134,000	2,385,200
Sun Communities Inc	43,800	1,601,766
Taubman Centers Inc	171,645	2,785,798
The Macerich Co	8,400	258,300
The Rouse Co	422,700	13,399,590
Trizec Properties Inc	481,000	4,516,590
Ventas Inc	144,700	1,656,815
Vornado Realty Trust	118,300	4,400,760

		251,214,426

Materials & Processing - 0.44%

Forest City Enterprises Inc ‘A’	39,000	1,300,650

Total Common Stocks (Cost $283,144,758)		272,272,871

FOREIGN COMMON STOCK - 5.57%

Canada - 5.57%

Brookfield Properties Corp	826,900	16,703,380

Total Foreign Common Stock (Cost $13,668,133)		16,703,380

	Principal Amount

SHORT-TERM INVESTMENT - 2.68%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 2.68%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $8,043,335; collateralized by U.S. Treasury Bonds—market value $8,209,675 and due 08/15/20)	$8,043,000	8,043,000

Total Securities Held Under Repurchase Agreement		8,043,000

Total Short-Term Investment (Cost $8,043,000)		8,043,000

TOTAL INVESTMENTS - 99.09% (Cost $304,855,891)		297,019,251

OTHER ASSETS AND LIABILITIES, NET - 0.91%		2,716,177

NET ASSETS - 100.00%		$299,735,428

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2002

	Principal Amount	Value

CORPORATE BONDS & NOTES - 6.47%

Consumer Discretionary - 1.18%

The Walt Disney Co
4.500% due 09/15/04	$15,000,000	$15,384,300

Financial Services - 5.29%

Associates Corp of North America
1.860% due 05/08/03 ++	700,000	700,878
Ford Motor Credit Co
2.250% due 01/26/04 ++	3,000,000	2,912,565
2.263% due 07/18/05 ++	9,000,000	8,120,844
3.714% due 10/25/04 ++	8,000,000	7,680,704
General Motors Acceptance Corp
1.560% due 02/14/03 ++	5,000,000	4,998,315
1.570% due 03/10/03 ++	2,800,000	2,797,883
2.190% due 07/21/04 ++	8,300,000	8,039,372
2.250% due 03/22/04 ++	1,900,000	1,871,318
2.486% due 05/04/04 ++	4,200,000	4,115,630
J.P. Morgan & Co Inc
5.750% due 02/25/04	4,000,000	4,173,696
KeyBank National Association
6.052% due 04/24/03	4,500,000	4,561,726
Lehman Brothers Holdings Inc
1.986% due 08/04/03 ++	1,000,000	1,000,219
2.160% due 07/06/04 ++	1,100,000	1,101,062
Morgan Stanley
5.625% due 01/20/04	3,800,000	3,954,060
Pemex Project Funding Master Trust
7.375% due 12/15/14 ~	2,000,000	2,055,000
Racers
1.675% due 03/03/03 ~ ++	3,200,000	3,203,197
The Bear Stearns Cos Inc
1.730% due 05/16/03 ++	2,000,000	2,003,062
Washington Mutual Inc
1.720% due 05/14/04 ++	5,500,000	5,508,564

		68,798,095

Total Corporate Bonds & Notes (Cost $84,253,954)		84,182,395

CONVERTIBLE CORPORATE BOND - 0.16%

Financial Services - 0.16%

Verizon Global Funding Corp
4.250% due 09/15/05 ~	2,000,000	2,105,000

Total Convertible Corporate Bond (Cost $2,014,789)		2,105,000

MORTGAGE-BACKED SECURITIES - 1.49%

Collateralized Mortgage Obligations - 0.73%

Bear Stearns Mortgage Securities Inc
7.000% due 03/25/27 “	573,292	582,633
DLJ Mortgage Acceptance Corp
6.750% due 07/25/29 “	2,945,691	3,034,285
Home Savings of America
4.248% due 05/25/27 “ ++	117,293	117,832
Imperial Savings Association
8.445% due 02/25/18 “ ++	19,217	19,247
8.888% due 07/25/17 “ ++	4,555	4,546
NationsLink Funding Corp
1.781% due 04/10/07 “ ++	2,177,757	2,184,274
Residential Accredit Loans Inc
7.500% due 03/25/27 “	2,224,745	2,435,657
Residential Funding Mortgage Securities Inc
6.500% due 04/25/29 “	500,000	518,727
Ryland Mortgage Securities Corp
4.125% due 10/01/27 + “ ++	372,431	372,664
Salomon Brothers Mortgage Securities VII Inc
1.770% due 07/25/29 “ ++	194,272	192,232

		9,462,097

Fannie Mae - 0.34%

4.013% due 06/01/18 “ ++	42,181	42,972
4.013% due 07/01/26 “ ++	68,984	70,408
4.023% due 08/01/17 “ ++	1,344,897	1,374,638
4.542% due 03/01/18 “ ++	1,059,583	1,083,031
4.559% due 12/01/22 “ ++	144,841	149,552
4.962% due 08/01/24 “ ++	182,025	187,319
5.000% due 03/01/24 “ ++	107,959	111,103
5.180% due 01/01/25 “ ++	200,341	206,486
6.900% due 09/01/09 “	1,063,874	1,225,051

		4,450,560

Federal Housing Authority - 0.02%

7.400% due 07/25/19 + “	189,411	192,226

Government National Mortgage Association - 0.40%

5.375% due 05/20/23 “ ++	56,039	57,655
5.375% due 02/20/25 “ ++	267,892	274,507
5.375% due 05/20/26 “ ++	336,941	346,817
5.375% due 01/20/27 “ ++	386,835	397,071
5.750% due 09/20/22 “ ++	669,846	690,291
5.750% due 09/20/23 “ ++	25,774	26,559
5.750% due 07/20/25 “ ++	363,578	374,627
6.000% due 06/15/29 “	2,264,009	2,364,935
6.625% due 10/20/24 “ ++	220,152	227,438
6.625% due 11/20/26 “ ++	239,448	247,243
6.625% due 12/20/26 “ ++	181,678	187,592
9.000% due 01/15/17 “	6,189	6,895

		5,201,630

Total Mortgage-Backed Securities (Cost $18,435,212)		19,306,513

ASSET-BACKED SECURITIES - 0.11%

Champion Home Equity Loan Trust
6.738% due 05/25/28 “ ++	238,657	239,436
ContiMortgage Home Equity Loan Trust
1.630% due 08/15/28 “ ++	71,235	71,294
Countrywide Home Equity Loan Trust
1.660% due 08/15/25 “ ++	551,166	548,029
Option One Mortgage Loan Trust
1.920% due 02/25/29 “ ++	566,582	568,406

Total Asset-Backed Securities (Cost $1,432,435)		1,427,165

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value
U.S. TREASURY INFLATION INDEX BONDS - 95.84%

3.000% due 07/15/12 ^	$60,500,400	$64,310,049
3.375% due 01/15/07 ^	53,782,570	58,261,690
3.375% due 01/15/07 # ^	85,914,750	92,939,629
3.375% due 04/15/32 ^	3,983,265	4,596,317
3.375% due 04/15/32 # ^	12,269,880	14,140,407
3.500% due 01/15/11 ^	71,355,080	78,345,667
3.500% due 01/15/11 # ^	5,213,950	5,716,436
3.625% due 01/15/08 # ^	120,532,018	131,894,269
3.625% due 04/15/28 # ^	121,203,216	141,513,532
3.875% due 01/15/09 # ^	116,222,100	129,353,689
3.875% due 04/15/29 ^	84,918,680	103,866,245
3.875% due 04/15/29 # ^	188,773,740	230,573,055
4.250% due 01/15/10 ^	124,366,817	141,875,426
4.250% due 01/15/10 # ^	43,146,800	49,133,461

Total U.S. Treasury Inflation Index Bonds (Cost $1,202,736,828)		1,246,519,872

FOREIGN BONDS - 1.44%

Cayman Islands - 0.55%

Redwood Capital II Ltd 4.806% due 01/01/04 ~ ++	4,000,000	3,981,440
Residential Reinsurance Ltd 6.326% due 06/01/05 ~ ++	3,200,000	3,232,000

		7,213,440

France - 0.31%

France Telecom
4.160% due 03/14/03 ++	4,000,000	4,001,860

Ireland - 0.32%

Atlas Reinsurance PLC
4.135% due 01/07/05 ~ ++	2,000,000	2,013,780
5.470% due 04/04/03 ~	600,000	600,000
8.510% due 01/07/05 ~ ++	1,500,000	1,503,750

		4,117,530

Mexico - 0.09%

Petroleos Mexicanos 9.500% due 09/15/27	1,000,000	1,152,500

Philippines - 0.17%

Asian Development Bank 5.820% due 06/16/28	2,050,000	2,283,429

Total Foreign Bonds (Cost $18,414,925)		18,768,759

FOREIGN GOVERNMENT BONDS - 1.17%

Austria - 0.09%

Republic of Austria 5.500% due 01/15/10 (Principal in Euro)	1,000,000	1,146,491

France - 1.08%

France Government Bond OAT 3.000% due 07/25/12 ^ (Principal in Euro)	12,799,000	14,083,122

Total Foreign Government Bonds (Cost $12,444,351)		15,229,613

SHORT-TERM INVESTMENTS - 85.07%

COMMERCIAL PAPER - 84.39%

ABN AMRO North America Financial 1.310% due 03/18/03	13,300,000	13,263,218
BP America Inc 1.220% due 01/02/03	2,200,000	2,199,925
1.340% due 03/26/03	6,000,000	5,981,240
Caisse Des Depots 1.320% due 02/20/03 ~	50,000,000	49,908,333
Danske Corp 1.310% due 03/12/03	4,000,000	3,989,680
1.325% due 02/27/03	50,000,000	49,895,104
Eskport Finance Corp 1.310% due 03/10/03 ~	9,100,000	9,077,159
Fannie Mae
1.250% due 05/29/03	120,000,000	119,359,200
1.270% due 05/21/03	50,000,000	49,747,000
1.280% due 02/06/03	50,000,000	49,936,000
1.280% due 02/19/03	60,000,000	59,895,467
Federal Home Loan Bank 1.270% due 05/16/03	106,200,000	105,680,682
Freddie Mac
1.250% due 05/30/03	150,000,000	149,194,500
1.265% due 02/13/03	118,300,000	118,121,252
1.280% due 03/13/03	125,900,000	125,582,458
HBOS Treasury Services PLC 1.345% due 03/06/03	45,400,000	45,292,402
Lloyds TSB Bank PLC 1.305% due 03/26/03	4,000,000	3,987,820
National Australia Funding DE 1.410% due 01/02/03	15,800,000	15,799,381
Royal Bank of Scotland 1.310% due 02/28/03	60,000,000	59,873,367
UBS Finance (DE) LLC ‘C’ 1.320% due 03/05/03	61,000,000	60,857,870

Total Commercial Paper		1,097,642,058

U.S. TREASURY BILLS - 0.58%

1.185% due 02/20/03	6,250,000	6,239,714
1.195% due 02/13/03	1,300,000	1,298,300

Total U.S. Treasury Bills		7,538,014

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.10%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $1,232,051; collateralized by U.S. Treasury Notes—market value $1,259,175 and due 02/15/10)	$1,232,000	$1,232,000

Total Securities Held Under Repurchase Agreement		1,232,000

Total Short-Term Investments (Cost $1,106,485,820)		1,106,412,072

TOTAL INVESTMENTS - 191.75% (Cost $2,446,218,314)		2,493,951,389

OTHER ASSETS AND LIABILITIES, NET - (91.75%)		(1,193,294,335)

NET ASSETS - 100.00%		$1,300,657,054

Notes to Schedule of Investments

(a) Transactions in options for the year ended December 31, 2002, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2001	0	$ 0
Options Written	500	598,750

Outstanding, December 31, 2002	500	$598,750

(b) Premiums received and value on written options outstanding at December 31, 2002:

Type	Number of Contracts	Premium	Value

Call - OTC Swaption (3 month LIBOR vs 4.0000%)
Strike @ 4.00 Exp 05/01/03	250	$292,500	$284,025
Put - OTC Swaption (3 month LIBOR vs 5.5000%)
Strike @ 5.50 Exp 05/01/03	250	306,250	80,600

		$598,750	$364,625

(c) Forward foreign currency contracts outstanding at December 31, 2002, were summarized as follows:

Contract to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Depreciation

Sell	ED	14,151,000	01/03	$(735,211)

(d) Swap agreements outstanding at December 31, 2002:

Type	Notional Amount	Unrealized Appreciation (Depreciation)

Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 6.0000%.

Broker: Bank of America
Exp. 06/15/03	$17,800,000	$60,734

Receive fixed rate equal to 0.2000% and the portfolio will pay to the counter party at par in the event of default of the Fannie Mae 7.0000% due 05/03/05.

Broker: Morgan Stanley
Exp. 05/03/05	$20,000,000	24,632

Receive fixed rate equal to 5.2500% and pay floating rate based on 6-month BP-LIBOR.

Broker: Goldman Sachs
Exp. 03/19/06	BP 22,000,000	1,017,513

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.6692%.

Broker: Goldman Sachs
Exp. 05/18/07	JY 875,000,000	(444,052)

Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 5.0000%.

Broker: Goldman Sachs
Exp. 06/18/08	$61,500,000	(1,200,296)

Receive floating rate based on 6-month ED-LIBOR and pay fixed rate equal to 6.1750%.

Broker: Goldman Sachs
Exp. 05/22/30	ED 1,270,000	(257,477)

		$(798,946)

(e) Notional and principal amount denoted in the indicated currency:

BP - British Pound
ED - Eurodollar
JY - Japanese Yen

See Notes to Financial Statements

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2002

	Principal Amount	Value
CORPORATE BONDS & NOTES - 14.02%

Autos & Transportation - 2.38%

American Airlines Inc 9.710% due 01/02/07 +	$10,502,561	$7,606,865
Continental Airlines Inc 7.256% due 03/15/20	214,032	187,722
DaimlerChrysler NA Holding Corp
2.207% due 08/01/03 ++	15,900,000	15,890,078
8.500% due 01/18/31	200,000	246,889
Delta Air Lines Inc
7.779% due 01/02/12	1,000,000	756,117
10.430% due 01/02/11 ~	1,478,000	962,173
Ford Motor Co
6.500% due 08/01/18	3,780,000	3,087,220
7.450% due 07/16/31	30,400,000	26,515,154
7.700% due 05/15/97	2,000,000	1,681,860
General Motors Corp 7.400% due 09/01/25	1,000,000	945,993
Northwest Airlines Inc 10.530% due 01/15/09 ~+	3,570,508	3,753,697
United Airlines Inc
9.210% due 01/21/17	800,000	194,884
9.350% due 04/07/16	150,000	30,491
9.560% due 10/19/18	1,650,000	412,211
10.850% due 02/19/15	1,000,000	190,485

		62,461,839

Consumer Discretionary - 0.65%

Allied Waste North America Inc 7.625% due 01/01/06	500,000	500,000
AOL Time Warner Inc
5.625% due 05/01/05	7,550,000	7,725,538
7.625% due 04/15/31	2,100,000	2,165,967
7.700% due 05/01/32	60,000	62,667
Chancellor Media Corp
8.000% due 11/01/08	250,000	274,062
8.125% due 12/15/07	250,000	261,562
Charter Communications Holdings LLC 8.250% due 04/01/07	500,000	225,000
Tele-Communications Inc-TCI Group 8.250% due 01/15/03	570,000	570,170
Turner Broadcasting System Inc 7.400% due 02/01/04	2,400,000	2,459,635
USA Waste Services Inc 7.000% due 10/01/04	300,000	314,203
Viacom Inc 7.750% due 06/01/05	2,260,000	2,533,406

		17,092,210

Consumer Staples - 0.62%

Nabisco Inc 6.125% due 02/01/33 ++	13,800,000	13,833,907
Philip Morris Cos Inc
7.000% due 07/15/05	340,000	369,511
7.750% due 01/15/27	900,000	993,072
Procter & Gamble Co 6.875% due 09/15/09	175,000	206,702
Safeway Inc 6.050% due 11/15/03	805,000	829,092

		16,232,284

Energy - 0.91%

CMS Panhandle Holding Co 7.000% due 07/15/29	290,000	257,833
Dynegy Holdings Inc 8.750% due 02/15/12	5,900,000	2,094,500
El Paso Coastal Corp 7.750% due 06/15/10	200,000	157,247
El Paso Corp 7.125% due 05/06/09	5,500,000	3,587,827
NRG Energy Inc 8.000% due 11/01/03 ##	5,600,000	1,484,000
Williams Cos Inc
6.500% due 08/01/06	2,200,000	1,540,000
7.500% due 01/15/31	3,270,000	2,060,100
7.625% due 07/15/19	12,440,000	7,899,400
8.750% due 03/15/32 ~	3,900,000	2,574,000
9.250% due 03/15/04	560,000	448,000
Williams Holdings of Delaware 6.250% due 02/01/06	2,600,000	1,820,000

		23,922,907

Financial Services - 6.01%

Associates Corp of North America 6.250% due 11/01/08	150,000	165,558
AT&T Capital Corp 6.600% due 05/15/05	2,200,000	2,244,519
Beneficial Corp 6.250% due 02/18/13	1,240,000	1,244,338
BVPS II Funding Corp 8.330% due 12/01/07	2,256,000	2,311,170
CitiCorp 8.000% due 02/01/03	1,000,000	1,004,433
Countrywide Funding Corp 6.970% due 03/28/03	1,500,000	1,517,858
Countrywide Home Loans Inc 6.250% due 04/15/09	40,000	43,516
Credit Asset Receivable LLC 6.274% due 10/31/03 ~	1,297,408	1,305,893
Ford Motor Credit Co 6.700% due 07/16/04	200,000	203,853
Gemstone Investors Ltd 7.710% due 10/31/04 ~	15,175,000	11,669,059
General Electric Capital Corp 5.450% due 01/15/13	14,800,000	15,402,982
General Motors Acceptance Corp
1.505% due 08/18/03 ++	4,387,000	4,343,284
6.850% due 06/17/04	1,200,000	1,250,147
6.875% due 08/28/12	5,100,000	5,036,061
8.000% due 11/01/31	17,800,000	17,947,331
Heller Financial Inc 2.060% due 04/28/03 ++	3,400,000	3,403,716
MBNA America Bank NA 6.875% due 07/15/04 ~	2,000,000	2,081,194
MIC Financing Trust I 8.375% due 02/01/27 ~	500,000	493,184
NationsBank Corp 7.250% due 10/15/25	840,000	982,729
Pemex Project Funding Master Trust 8.000% due 11/15/11 ~	17,800,000	19,179,500
Popular North America Inc 6.625% due 01/15/04	7,200,000	7,507,958
Premium Asset Trust 1.755% due 11/27/04 ~++	31,000,000	31,120,745
Qwest Capital Funding Inc
7.000% due 08/03/09	1,630,000	1,051,350
7.750% due 08/15/06	11,700,000	8,482,500
Salomon Smith Barney Holdings Inc 2.016% due 05/04/04 ++	1,000,000	1,003,212

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value
Sprint Capital Corp
5.700% due 11/15/03	$1,500,000	$1,492,884
6.000% due 01/15/07	8,700,000	8,230,174
6.900% due 05/01/19	3,090,000	2,540,620
8.375% due 03/15/12	750,000	747,670
8.750% due 03/15/32	3,250,000	3,096,902
The FINOVA Group Inc
7.500% due 11/15/09	2,700,000	945,000

		158,049,340

Health Care - 0.24%

Columbia/HCA Healthcare Corp
6.730% due 07/15/45	500,000	505,394
6.870% due 09/15/03	1,700,000	1,736,429
8.130% due 08/04/03	4,000,000	4,103,464

		6,345,287

Integrated Oils - 0.61%

Kerr-McGee Corp
2.150% due 06/28/04 ~ ++	11,000,000	11,007,744
Occidental Petroleum Corp
6.400% due 04/01/03 ++	400,000	403,945
7.200% due 04/01/28	745,000	837,773
8.450% due 02/15/29	595,000	765,616
Transocean Sedco Forex Inc
6.500% due 04/15/03	3,000,000	3,030,753

		16,045,831

Technology - 0.01%

PanAmSat Corp
6.125% due 01/15/05	385,000	375,375

Utilities - 2.59%

360 Communications Co
7.125% due 03/01/03	1,350,000	1,359,835
AT&T Corp
8.500% due 11/15/31	3,000,000	3,318,057
Calenergy Co Inc
7.230% due 09/15/05	600,000	646,223
Cleveland Electric-Toledo Edison Co
7.670% due 07/01/04	4,000,000	4,171,204
Cox Communications Inc
6.400% due 08/01/08	125,000	131,082
6.800% due 08/01/28	110,000	111,128
GTE California Inc
6.700% due 09/01/09	5,000,000	5,655,905
GTE Hawaiian Telephone Co
6.750% due 02/15/05	750,000	807,599
Lenfest Communications Inc
8.375% due 11/01/05	800,000	866,515
Limestone Electron Trust
8.625% due 03/15/03 ~	9,425,000	8,868,152
Niagara Mohawk Power Corp
6.875% due 04/01/03	550,000	555,756
7.750% due 05/15/06	2,400,000	2,721,946
8.000% due 06/01/04	500,000	537,244
Pacific Gas & Electric Co
7.583% due 10/31/49 ~	27,000,000	25,785,000
Qwest Communications International Inc
7.500% due 11/01/08	70,000	57,050
Qwest Corp
6.875% due 09/15/33	3,750,000	2,906,250
7.200% due 11/01/04	350,000	334,250
7.250% due 09/15/25	1,500,000	1,192,500
7.625% due 06/09/03	5,100,000	5,023,500
Verizon Inc PA
5.650% due 11/15/11	2,899,000	3,045,884

		68,095,080

Total Corporate Bonds & Notes (Cost $379,731,282)		368,620,153

MORTGAGE-BACKED SECURITIES - 42.74%

Collateralized Mortgage Obligations - 24.55%

BA Mortgage Securities Inc
6.750% due 10/25/28 “	2,880,900	2,904,192
Bank of America Mortgage Securities
6.190% due 07/25/31 “ ++	1,613,586	1,639,859
6.500% due 05/25/29 “	8,949,736	9,327,733
Bear Stearns Adjustable Rate Mortgage Trust
6.213% due 01/25/32 “ ++	11,279,614	11,378,733
6.621% due 09/25/31 “ ++	1,873,748	1,886,522
Cendant Mortgage Corp
6.750% due 04/25/31 “ ++	210,247	213,704
6.869% due 11/18/28 ~ + “ ++	11,230,516	12,227,786
Chase Mortgage Finance Corp
6.500% due 05/25/29 “	16,700,000	17,216,837
CitiCorp Mortgage Securities Inc
6.750% due 04/25/28 “	3,900,000	4,018,696
Commercial Mortgage Acceptance Corp
6.490% due 07/15/31 “	2,500,000	2,818,621
Countrywide Funding Corp
6.500% due 06/25/09 “	1,181,387	1,206,776
Countrywide Home Loans Inc
6.050% due 04/25/29 “	9,300,000	9,537,766
6.500% due 09/25/13 “	2,382,030	2,453,569
Credit Suisse First Boston USA Inc
1.850% due 03/25/32 + “ ++	11,281,162	11,157,775
CS First Boston Mortgage Securities Corp
1.820% due 02/25/32 “ ++	1,195,818	1,196,401
DLJ Commercial Mortgage Corp
7.300% due 06/10/32 “	1,200,000	1,396,119
Fannie Mae
1.770% due 02/25/25 “ ++	1,000,000	1,002,455
1.870% due 10/18/30 “ ++	31,680	31,763
1.920% due 03/25/17 “ ++	1,581,580	1,582,374
5.250% due 03/25/06 “	5,501,000	5,620,417
5.500% due 03/25/09 “	5,562,573	5,782,558
6.000% due 07/25/19 “	1,377,773	1,401,418
6.250% due 03/25/13 “	12,084,994	12,639,448
6.250% due 03/25/22 “	8,775,027	8,999,621
6.250% due 10/25/22 “	11,717,942	12,257,729
6.250% due 11/25/22 “	500,000	523,085
6.500% due 11/25/07 “	1,676,799	1,743,926
6.500% due 12/25/07 “	1,423,530	1,476,734
6.500% due 01/25/23 “	52,250,000	54,432,127
First Horizon Asset Securities Inc
6.250% due 04/25/31 “	1,765,797	1,769,902
First Nationwide Trust
6.240% due 02/27/29 “	2,734,854	2,740,747
Freddie Mac
5.000% due 06/15/09 “	3,724,000	3,798,749
5.000% due 05/15/18 “	13,537,514	13,895,083
5.000% due 02/15/29 “	31,686,489	32,249,051
5.500% due 06/15/12 “	19,522,694	19,782,869
5.500% due 10/15/13 “	2,478,444	2,537,735

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value
5.500% due 11/15/13 + “	$2,521,452	$2,582,565
5.500% due 02/15/17 “	5,334,314	5,409,261
5.750% due 12/15/16 “	6,000,000	6,195,524
5.750% due 06/15/21 “	813,276	813,999
6.000% due 12/15/09 “	4,334,896	4,362,663
6.000% due 09/15/22 “	30,109,306	30,219,967
6.000% due 12/15/28 “	32,512,723	33,171,876
6.250% due 02/15/22 “	15,000,000	15,424,838
6.250% due 04/15/22 “	6,877,789	7,267,834
6.250% due 02/15/27 “	12,780,641	13,029,576
6.300% due 05/15/26 “	3,257,479	3,316,159
6.375% due 11/15/08 “	5,448,400	5,531,331
6.500% due 03/15/08 “	2,901,648	3,016,951
6.500% due 02/15/25 “	12,379,238	12,642,149
6.650% due 06/15/23 “	1,000,000	1,054,480
7.000% due 09/15/21 “	634,160	654,686
7.500% due 01/15/23 “	19,100,410	20,746,056
GE Capital Mortgage Services Inc
6.250% due 07/25/29 “	5,023,659	5,134,120
6.500% due 04/25/24 “	525,570	534,817
6.500% due 05/25/29 “	24,107,750	24,964,809
9.042% due 12/25/23 “ ++	2,191,033	2,260,936
Government National Mortgage Association
5.500% due 11/20/31 “	41,329,408	42,749,734
6.500% due 11/25/23 “	553,374	555,487
7.500% due 09/20/26 “	3,191,332	3,450,543
Imperial Savings Association
8.445% due 02/25/18 “ ++	19,217	19,247
IndyMac ARM Trust
6.433% due 01/25/32 “ ++	4,549,062	4,633,881
Mellon Residential Funding Corp
6.750% due 01/25/13 “	397,694	408,197
MLCC Mortgage Investors Inc
1.800% due 03/15/25 “ ++	16,596,337	16,588,055
NationsBanc Montgomery Funding Corp
6.750% due 06/25/28 “	2,500,000	2,601,474
PNC Mortgage Securities Corp
7.430% due 05/25/40 “ ++	510,203	513,228
Prudential Home Mortgage Securities
6.800% due 05/25/24 “	899,614	977,995
Residential Accredit Loans Inc
5.500% due 06/25/17 + “	16,664,385	16,934,727
7.500% due 03/25/27 “	741,582	811,886
Residential Funding Mortgage Securities Inc
6.500% due 04/25/29 “	12,500,000	12,968,169
6.500% due 05/25/29 “	4,701,366	4,935,239
7.000% due 10/25/23 “	3,837,000	3,951,996
Security National Mortgage Loan Trust
5.790% due 02/25/17 ~ + “	1,603,802	1,618,647
Small Business Administration Inc
7.452% due 09/01/10 “	483,426	552,317
7.640% due 03/10/10 “	1,738,332	1,999,962
8.017% due 02/10/10 “	1,493,586	1,744,346
Structured Asset Mortgage Investments Inc
6.517% due 06/25/29 “ ++	828,787	856,317
7.139% due 02/25/30 “ ++	1,425,455	1,457,873
Union Planters Mortgage Finance Corp
6.800% due 01/25/28 “	4,500,000	4,972,976
Washington Mutual Inc
5.233% due 10/25/32 “ ++	10,265,919	10,578,520
Washington Mutual Mortgage Securities Corp
6.010% due 04/25/31 “ ++	4,542,494	4,606,629
Wells Fargo Mortgage-Backed Securities
4.955% due 09/25/32 “ ++	15,392,595	15,895,533
5.207% due 09/25/32 + “ ++	4,937,753	5,099,594
6.125% due 07/25/31 “	602,623	610,062
6.494% due 10/25/31 “ ++	1,785,684	1,797,484
6.581% due 10/25/31 + “ ++	8,206,549	8,385,112

		645,458,707

Fannie Mae - 3.32%

4.071% due 03/01/33 “ ++	4,940,061	5,066,662
4.389% due 11/01/23 “ ++	13,968	14,447
4.430% due 04/01/27 “ ++	704,193	727,304
4.450% due 05/01/36 “ ++	684,636	702,645
4.536% due 05/01/36 “ ++	21,194,098	21,797,954
4.538% due 05/01/36 “ ++	684,301	703,798
4.559% due 12/01/22 “ ++	220,009	227,165
5.180% due 01/01/25 “ ++	268,980	277,230
5.530% due 01/01/23 “ ++	674,317	695,572
6.500% due 09/01/05 “	934,498	959,046
6.500% due 01/01/13 “	497,146	527,869
6.500% due 12/01/14 “	336,483	356,345
6.500% due 11/01/15 “	72,755	76,974
6.500% due 01/01/16 “	95,119	100,636
6.500% due 02/01/16 “	171,564	181,813
6.500% due 03/01/16 “	53,146	56,228
6.500% due 05/01/16 “	1,071,122	1,132,791
6.500% due 06/01/16 “	601,367	635,989
6.500% due 07/01/16 “	3,050,263	3,225,876
6.500% due 08/01/16 “	541,347	572,514
6.500% due 09/01/16 “	692,669	732,548
6.500% due 10/01/16 “	448,733	474,569
6.500% due 11/01/16 “	8,092,070	8,557,961
6.500% due 12/01/16 “	565,383	597,935
6.500% due 01/01/17 “	1,299,252	1,374,055
6.500% due 02/01/17 “	6,352,055	6,717,647
6.500% due 03/01/17 “	15,833,786	16,715,344
6.500% due 04/01/17 “	1,356,363	1,431,750
6.500% due 05/01/17 “	9,270,382	9,786,081
6.500% due 06/01/17 “	1,763,168	1,861,167
6.986% due 06/01/27 “ ++	277,317	294,545
8.000% due 04/01/30 “	37,852	40,818
8.000% due 05/01/30 “	195,973	211,328
8.000% due 08/01/30 “	206,096	222,244
8.000% due 09/01/30 “	72,255	77,917

		87,134,767

Federal Housing Authority - 1.41%

6.260% due 02/01/23 + “	73,869	77,362
6.500% due 01/30/43 # + “	1,700,000	1,796,156
6.630% due 10/01/33 + “	9,857,151	10,921,123
7.422% due 09/01/19 + “	4,285,139	4,482,255
7.430% due 10/01/20 + “	3,711,439	3,585,839
7.430% due 08/01/21 + “	160,755	164,164
7.430% due 10/01/23 + “	7,523,396	7,696,769
7.430% due 12/01/23 + “	3,509,232	3,670,656
7.430% due 10/01/24 + “	3,835,945	3,924,343
7.860% due 11/01/22 + “	791,316	827,717

		37,146,384

Freddie Mac - 8.45%

4.768% due 01/01/28 “ ++	333,367	344,538
5.172% due 05/01/23 “ ++	55,168	57,159
5.500% due 01/01/30 “	38,903,707	39,827,760
5.918% due 07/01/32 “ ++	2,681,802	2,778,002
5.936% due 03/01/32 “ ++	13,160,003	13,636,987
6.000% due 07/01/06 “	545,441	567,180
6.125% due 05/01/32 “ ++	2,535,529	2,616,346
6.500% due 01/01/15 “	28,717	30,421
6.500% due 04/01/15 “	456,608	483,236
6.500% due 07/01/15 “	367,310	388,731
6.500% due 08/01/15 “	53,033	56,126
6.500% due 12/01/15 “	145,031	153,489
6.500% due 03/01/16 “	47,586	50,361
6.500% due 05/01/16 “	23,378,705	24,742,101
6.500% due 06/01/16 “	636,534	673,337
6.500% due 07/01/16 “	1,442,233	1,525,621

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value
6.500% due 08/01/16 “	$565,200	$597,880
6.500% due 09/01/16 “	647,108	684,522
6.500% due 11/01/16 “	576,705	610,049
6.500% due 01/01/17 “	236,897	250,594
6.500% due 02/01/17 “	1,409,870	1,489,683
6.500% due 03/01/17 “	4,586,823	4,842,375
6.500% due 04/01/17 “	877,025	927,733
6.500% due 05/01/17 “	4,769,887	5,044,045
6.500% due 01/14/33 # “	115,000,000	119,779,630
7.500% due 09/01/03 “	73,991	75,057
9.000% due 12/01/04 “	4,224	4,411

		222,237,374

Government National Mortgage Association - 4.92%

4.000% due 01/27/33 # + “	5,000,000	5,058,152
4.500% due 06/20/30 “ ++	4,129,451	4,246,304
5.000% due 06/20/31 “ ++	4,272,126	4,388,293
5.375% due 03/20/24 “ ++	483,939	496,621
5.375% due 02/20/27 “ ++	300,808	308,758
5.750% due 07/20/25 “ ++	285,668	294,349
5.750% due 07/20/26 “ ++	1,070,221	1,102,878
6.000% due 08/15/31 “	227,872	237,625
6.500% due 01/22/33 # “	4,000,000	4,196,248
6.625% due 11/20/23 “ ++	1,470,353	1,519,054
6.625% due 10/20/24 “ ++	330,229	341,156
6.625% due 11/20/26 “ ++	1,405,959	1,451,728
6.625% due 12/20/26 “ ++	181,678	187,592
7.000% due 01/15/29 “	192,440	204,333
7.000% due 02/15/29 “	1,866,294	1,980,694
7.000% due 03/15/29 “	9,798	10,409
7.000% due 04/15/29 “	1,550,085	1,645,102
7.000% due 05/15/29 “	597,296	633,910
7.000% due 06/15/29 “	2,423,678	2,572,245
7.000% due 07/15/29 “	4,804,299	5,098,794
7.000% due 08/15/29 “	699,994	743,105
7.000% due 09/15/29 “	334,647	355,160
7.000% due 10/15/29 “	118,160	125,403
7.000% due 11/15/29 “	389,482	413,357
7.000% due 12/15/29 “	628,083	666,583
7.000% due 10/15/30 “	649,897	689,397
7.000% due 12/15/30 “	286,323	303,726
7.000% due 01/15/31 “	34,405	36,483
7.000% due 02/15/31 “	17,385	18,436
7.000% due 04/15/31 “	58,622	62,164
7.000% due 06/15/31 “	13,193,397	13,990,414
7.000% due 07/15/31 “	698,302	740,487
7.000% due 08/15/31 “	2,992,256	3,173,021
7.000% due 09/15/31 “	6,075,793	6,442,834
7.000% due 10/15/31 “	1,001,117	1,061,594
7.000% due 12/15/31 “	689,466	731,117
7.000% due 01/15/32 “	1,330,399	1,410,834
7.000% due 03/15/32 “	316,717	335,865
7.000% due 04/15/32 “	892,669	946,930
7.000% due 05/15/32 “	63,409	67,242
7.000% due 06/15/32 “	6,347,869	6,731,659
7.000% due 07/15/32 “	881,722	935,030
7.500% due 04/15/30 “	152,652	162,931
7.500% due 01/15/31 “	88,388	94,315
7.500% due 02/15/31 “	299,914	320,022
7.500% due 07/15/31 “	43,089	45,978
7.500% due 12/15/31 “	3,688,618	3,937,026
8.000% due 11/15/29 “	2,842	3,078
8.000% due 12/15/29 “	149,830	162,264
8.000% due 02/15/30 “	95,955	103,825
8.000% due 02/20/30 “	175,115	187,925
8.000% due 03/15/30 “	363,274	393,072
8.000% due 04/15/30 “	316,040	341,980
8.000% due 05/15/30 “	119,349	129,139
8.000% due 06/15/30 “	2,687,008	2,907,407
8.000% due 07/15/30 “	52,760	57,087
8.000% due 08/15/30 “	2,043,612	2,211,254
8.000% due 09/15/30 “	2,701,145	2,923,702
8.000% due 10/15/30 “	356,234	385,453
8.000% due 11/15/30 “	12,521	13,548
8.000% due 12/15/30 “	2,307,842	2,497,139
8.000% due 01/15/31 “	387,065	417,757
8.000% due 02/15/31 “	364,329	393,219
8.000% due 06/15/31 “	63,442	68,473
8.000% due 07/15/31 “	105,659	114,036
8.000% due 08/15/31 “	150,327	162,247
8.000% due 09/15/31 “	106,916	115,394
8.000% due 10/15/31 “	70,154	75,717
8.000% due 11/15/31 “	3,280,411	3,540,529
8.000% due 03/15/32 “	3,206,664	3,469,932
8.000% due 07/15/32 “	48,987	52,869
8.000% due 08/15/32 “	796,041	859,131
8.500% due 09/15/16 “	50,490	55,872
8.500% due 12/15/21 “	856	945
8.500% due 08/15/22 “	5,605	6,180
8.500% due 12/15/22 “	3,429	3,781
8.500% due 01/15/28 “	31,851	34,677
8.500% due 01/15/29 “	58,707	63,807
8.500% due 09/15/29 “	313,801	341,065
8.500% due 10/15/29 “	356,360	387,321
8.500% due 11/15/29 “	215,832	234,585
8.500% due 12/15/29 “	602,673	655,038
8.500% due 01/15/30 “	718,077	780,083
8.500% due 02/15/30 “	1,243,991	1,351,408
8.500% due 03/15/30 “	1,274,757	1,384,830
8.500% due 04/15/30 “	2,994,471	3,253,161
8.500% due 05/15/30 “	1,584,784	1,721,628
8.500% due 06/15/30 “	3,664,668	3,981,104
8.500% due 07/15/30 “	3,698,225	4,017,558
8.500% due 08/15/30 “	2,310,633	2,510,153
8.500% due 09/15/30 “	627,033	681,176
8.500% due 10/15/30 “	2,166,084	2,353,123
8.500% due 11/15/30 “	952,305	1,034,535
8.500% due 12/15/30 “	1,704,180	1,851,333
8.500% due 01/15/31 “	247,104	267,992
9.000% due 02/15/17 “	18,598	20,719
9.000% due 02/15/20 “	69,975	77,951
9.000% due 04/15/20 “	23,213	25,859
9.500% due 08/15/17 “	10,318	11,613
9.500% due 04/15/18 “	1,602	1,804
10.000% due 05/15/19 “	3,058	3,522
10.000% due 07/15/22 “	73,096	84,112
10.000% due 02/15/25 “	71,902	82,760

		129,381,230

Stripped Mortgage-Backed Securities - 0.09%

Fannie Mae (IO)
6.500% due 09/25/21 “	126,473	5,530
7.500% due 04/25/21 “	269,353	2,691
Fannie Mae (Ioette) 859.771% due 02/25/22 “	2,527	11,923
Freddie Mac (IO)
3.500% due 01/25/04 + “	35,000,000	1,214,500
7.000% due 04/15/23 “	276,085	26,884
GMAC Commercial Mortgage Securities Inc (IO) 0.593% due 05/15/35 “ ++	14,172,566	449,996
Lehman Large Loan (IO) 0.716% due 04/12/12 “ ++	12,333,325	329,578
Mortgage Capital Funding Inc (IO) 1.335% due 11/20/27 “ ++	7,710,542	357,028

		2,398,130

Total Mortgage-Backed Securities (Cost $1,105,735,446)		1,123,756,592

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

ASSET-BACKED SECURITIES - 3.36%

AESOP Funding II LLC 6.140% due 05/20/06 ~ “	$2,500,000	$2,695,752
American Business Financial Services 6.455% due 09/25/29 “	4,784,462	5,095,245
Ameriquest Mortgage Securities Inc 1.720% due 07/15/30 “ ++	917,579	918,999
Conseco Finance Securitizations Corp Inc
7.350% due 10/15/30 “	12,975,654	13,227,613
7.470% due 05/01/32 “	10,900,000	11,238,648
ContiMortgage Home Equity Loan Trust 6.470% due 12/25/13 “	2,578,967	2,731,411
Cross Country Master Credit Card Trust II 1.920% due 06/15/06 ~ “ ++	5,025,000	5,040,392
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30 “	603,835	650,186
Embarcadero Aircraft Securitization Trust 1.900% due 08/15/25 ~ + “ ++	782,935	713,410
Equity One ABS Inc 7.550% due 02/25/32 “	5,473,663	5,620,782
Green Tree Financial Corp 7.300% due 12/15/26 “	207,425	114,023
Green Tree Home Equity Loan Trust 7.180% due 07/15/30 “	4,187,021	4,259,284
IMC Home Equity Loan Trust 6.340% due 08/20/29 “	1,915,173	2,031,003
MBNA Master Credit Card Trust 6.450% due 02/15/08 “	2,500,000	2,743,203
Mid-State Trust
7.340% due 07/01/35 “	4,098,257	4,393,086
8.330% due 04/01/30 “	9,997,602	11,007,510
NPF XII Inc 2.200% due 12/01/03 ~ + “ ++	6,000,000	1,200,000
Option One Mortgage Securities Corp 10.800% due 12/25/29 + “	23,603	23,965
Sallie Mae 2.039% due 04/25/11 “ ++	5,498,685	5,510,741
Salomon Brothers Mortgage Securities VII Inc 2.000% due 12/15/29 “ ++	9,000,000	8,999,735

Total Asset-Backed Securities (Cost $91,934,190)		88,214,988

U.S. GOVERNMENT AGENCY ISSUES - 2.30%

Fannie Mae
4.625% due 06/04/06	1,200,000	1,214,351
5.750% due 04/15/03	1,300,000	1,316,640
Federal Home Loan Bank 4.040% due 04/25/05	1,000,000	1,007,709
Freddie Mac
4.250% due 06/15/05	5,300,000	5,583,163
4.500% due 04/15/05	10,800,000	10,887,167
4.500% due 06/26/06	33,000,000	33,467,643
Tennessee Valley Authority 4.875% due 12/15/16	6,500,000	6,998,920

Total U.S. Government Agency Issues (Cost $60,147,740)		60,475,593

U.S. TREASURY BONDS - 12.61%

5.500% due 08/15/28	$147,900,000	$159,847,658
7.500% due 11/15/16	92,100,000	120,471,129
8.750% due 05/15/17	19,800,000	28,632,661
8.875% due 08/15/17	15,500,000	22,658,458

Total U.S. Treasury Bonds (Cost $332,215,449)		331,609,906

U.S. TREASURY INFLATION INDEX BONDS - 1.88%

3.625% due 01/15/08 ^	15,990,780	17,549,897
3.875% due 01/15/09 ^	11,496,472	12,816,773
4.250% due 01/15/10 ^	16,702,395	19,053,792

Total U.S. Treasury Inflation Index Bonds (Cost $48,597,093)		49,420,462

FOREIGN BONDS - 3.81%

Cayman Islands - 0.36%

G-Wing Ltd ‘B’ 4.090% due 11/06/11 ~ + ++	9,400,000	9,297,188

France - 1.78%

France Telecom
9.250% due 03/01/11	300,000	347,494
10.000% due 03/01/31	38,100,000	46,530,311

		46,877,805

Germany - 0.99%

Deutsche Telekom International Finance BV
8.250% due 06/15/05	18,540,000	20,285,281
8.750% due 06/15/30	4,850,000	5,621,601

		25,906,882

Mexico - 0.01%

Petroleos Mexicanos 9.500% due 09/15/27	220,000	253,550

Norway - 0.04%

Norsk Hydro ASA 7.150% due 01/15/29	1,000,000	1,149,328

South Korea - 0.15%

Export-Import Bank of Korea 6.500% due 11/15/06	3,600,000	3,975,041

United Kingdom - 0.48%

British Telecom PLC 2.705% due 12/15/03 ++	11,000,000	11,072,006
National Westminster Bank PLC 7.375% due 10/01/09	530,000	629,478
Orange PLC 8.750% due 06/01/06	1,000,000	1,038,600

		12,740,084

Total Foreign Bonds (Cost $92,289,531)		100,199,878

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

FOREIGN GOVERNMENT BONDS - 10.01%

Brazil - 1.08%

Brazil ‘C’ Brady Bond 8.000% due 04/15/14	$430,994	$284,113
Republic of Brazil
2.563% due 04/15/06 ++	5,292,000	4,082,496
11.000% due 01/11/12	5,600,000	3,738,000
11.000% due 08/17/40	400,000	250,000
11.500% due 03/12/08	25,700,000	19,596,250
12.250% due 03/06/30	750,000	523,125

		28,473,984

Canada - 0.19%

Hydro Quebec 8.625% due 06/15/29	1,000,000	1,413,286
Province of Quebec 7.500% due 07/15/23	2,495,000	3,055,716
Province of Saskatchewan 8.500% due 07/15/22	340,000	472,491

		4,941,493

Germany - 6.23%

Bundesrepublik Deutschland
5.250% due 01/04/11 #	51,900,000	58,838,097
6.000% due 01/04/07 #	91,000,000	104,999,449
(All Principal in Euro)

		163,837,546

Mexico - 1.83%

United Mexican States
6.250% due 12/31/19	20,250,000	19,896,860
8.000% due 09/24/22	6,500,000	6,743,750
8.300% due 08/15/31	15,900,000	16,814,250
8.375% due 01/14/11	4,000,000	4,530,000
United Mexican States Value Recovery Right
0.000% due 06/30/04 (Notional Amount $21,250,000) ++		79,688
0.000% due 06/30/05 (Notional Amount $21,250,000) ++		11,688
0.000% due 06/30/06 (Notional Amount $21,250,000) ++		11,688
0.000% due 06/30/07 (Notional Amount $21,250,000)		11,688

		48,099,612

Panama - 0.07%

Republic of Panama
8.250% due 04/22/08	1,500,000	1,560,000
10.750% due 05/15/20	290,000	322,625

		1,882,625

Peru - 0.43%

Republic of Peru
4.000% due 03/07/17 ++	950,000	681,234
9.125% due 02/21/12	10,700,000	10,512,750

		11,193,984

Qatar - 0.02%

State of Qatar
9.500% due 05/21/09	230,000	291,714
9.750% due 06/15/30 ~	160,000	200,400

		492,114

South Africa - 0.16%

Republic of South Africa
7.375% due 04/25/12	3,350,000	3,634,750
9.125% due 05/19/09	500,000	597,500

		4,232,250

Total Foreign Government Bonds (Cost $257,856,426)		263,153,608

MUNICIPAL BONDS - 0.79%

Georgia State ‘B’ 5.000% due 05/01/20	2,750,000	2,864,180
Georgia State Road & Thruway Authority 5.125% due 03/01/20	4,000,000	4,237,960
Hamilton OH School Dist Gas Supply Revenue 7.740% due 02/01/12	5,500,000	6,722,870
Houston Independent School District 4.750% due 02/15/26	1,000,000	980,700
Illinois Health Facilities Authority 6.125% due 11/15/22	1,000,000	1,058,970
Lee County Florida Apartment Revenue 6.000% due 10/01/29	1,000,000	1,102,020
New Mexico Mortgage Finance Authority 7.070% due 03/01/28	765,000	829,757
New York City Transitional Finance Authority 4.750% due 11/01/23	1,000,000	997,310
Puerto Rico Commonwealth 5.125% due 07/01/31	500,000	507,385
Virginia Housing Development Authority 5.350% due 07/01/31	1,500,000	1,530,735

Total Municipal Bonds (Cost $19,584,805)		20,831,887

SHORT-TERM INVESTMENTS - 19.37%

COMMERCIAL PAPER - 17.42%

Alcon Capital Co 1.330% due 02/12/03 ~	900,000	898,603
AT&T Corp 3.573% due 04/18/03 ~+	9,700,000	9,700,000
BP America Inc 1.220% due 01/02/03	8,000,000	7,999,729
CDC Commercial Paper Inc 1.310% due 02/04/03 ~	2,000,000	1,997,526
Danske Corp
1.320% due 03/20/03	18,000,000	17,948,340
1.325% due 02/27/03	50,000,000	49,895,104
1.335% due 03/19/03	1,100,000	1,096,876
Eskport Finance Corp
1.305% due 02/10/03 ~	40,000,000	39,942,000
1.310% due 03/10/03 ~	28,300,000	28,228,967
Fannie Mae
1.235% due 02/12/03 **	3,005,000	3,000,670
1.285% due 03/27/03	1,100,000	1,096,557
1.290% due 03/31/03	13,000,000	12,957,490
1.290% due 05/21/03	20,000,000	19,898,800
Federal Home Loan Bank 1.270% due 05/14/03	10,700,000	10,648,426
Freddie Mac 1.290% due 04/14/03	16,000,000	15,939,680
HBOS Treasury Services PLC
1.340% due 02/19/03	2,300,000	2,295,805
1.340% due 03/07/03	23,000,000	22,944,800
1.345% due 03/06/03	1,900,000	1,895,497
1.350% due 02/12/03	24,600,000	24,561,255
1.770% due 03/27/03	3,300,000	3,289,671
Lloyds TSB Bank PLC 1.305% due 03/26/03	40,000,000	39,876,400

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

National Australia Funding DE
1.410% due 01/02/03	$24,700,000	$24,699,032
UBS Finance (DE) LLC 'C'
1.200% due 01/02/03	10,000,000	9,999,667
1.310% due 03/06/03	14,000,000	13,967,396
1.320% due 02/19/03	18,800,000	18,766,223
1.320% due 03/05/03	29,800,000	29,730,566
1.320% due 03/12/03	5,000,000	4,987,100
1.325% due 03/26/03	40,000,000	39,876,400

Total Commercial Paper		458,138,580

U.S. TREASURY BILLS - 0.69%
1.118% due 02/20/03 **	14,110,000	14,086,476
1.950% due 02/13/03 **	4,110,000	4,104,147

Total U.S. Treasury Bills		18,190,623

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.26%

Credit Suisse First Boston Corp 1.130% due 01/02/03 (Dated 12/31/02, repurchase price of $12,000,753; collateralized by U.S. Treasury Inflation Bonds—market value $12,265,572 and due 01/15/08)	12,000,000	12,000,000

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $21,090,879; collateralized by U.S. Treasury Notes—market value $21,513,000 and due 11/30/04)	21,090,000	21,090,000

Total Securities Held Under Repurchase Agreement		33,090,000

Total Short-Term Investments (Cost $509,423,479)		509,419,203

TOTAL INVESTMENTS - 110.89%
(Cost $2,897,515,441)		2,915,702,270

INVESTMENTS SOLD SHORT - 0.00%

Republic of Germany
6.000% and due 04/01/07		(109,688)
U.S. Treasury Note
5.000% and due 08/15/11		(115,384)

Total Investments Sold Short
(Proceeds $217,268)		(225,072)

OTHER ASSETS AND
LIABILITIES, NET - (10.89%)		(286,177,310)

NET ASSETS - 100.00%		$2,629,299,888

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $20,941,681 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2002:

Type	Number of Contracts	Unrealized Appreciation

Euribor Lif (12/03)	903	$ 261,783
Eurodollar Futures (12/03)	2,159	4,777,609
EUX 5-Year Euro-Bond Futures (03/03)	95	193,628
EUX 10-Year Euro-Bond Futures (03/03)	2,916	7,661,484
U.S. Treasury 10-Year Notes (03/03)	923	3,005,604
U.S. Treasury 30-Year Bonds (03/03)	1,845	6,893,064

		$22,793,172

(b) Transactions in options for the year ended December 31, 2002, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2001	4,206	$ 2,575,785
Options Written	822,851	13,656,798
Options Expired	819,206	2,766,801

Outstanding, December 31, 2002	7,851	$13,465,782

(c) Premiums received and value on written options outstanding at December 31, 2002:

Type	Number of Contracts	Premium	Value

Call - CME U.S. Treasury Note March Futures
Strike @ 117.00 Exp 02/22/03	468	$107,932	$292,500

Put - CME U.S. Treasury Note March Futures
Strike @ 109.00 Exp 02/22/03	468	392,533	58,500

Call - CME Eurodollar June Futures
Strike @ 98.75 Exp 06/21/03	511	164,159	156,494

Call - OTC Swaption (3 month LIBOR vs 3.0000%)
Strike @ 3.00 Exp 11/22/03	1,640	1,288,798	1,288,712

Call - OTC Swaption (3 month LIBOR vs 5.6500%)
Strike @ 5.65 Exp 11/22/03	23,000	5,014,000	21,823,320

Call - OTC Swaption (3 month LIBOR vs 4.0000%)
Strike @ 4.00 Exp 10/07/04	513	1,287,630	837,267

Put - OTC Swaption (3 month LIBOR vs 6.0000%)
Strike @ 6.00 Exp 10/07/04	513	1,631,340	1,401,260

Call - OTC Swaption (3 month LIBOR vs 5.0000%)
Strike @ 5.00 Exp 01/07/05	610	1,656,150	2,945,934

Put - OTC Swaption (3 month LIBOR vs 7.0000%)
Strike @ 7.00 Exp 01/07/05	610	1,262,700	698,206

Call - OTC Swaption (3 month LIBOR vs 4.0000%)
Strike @ 4.00 Exp 09/23/05	109	291,030	188,548

Put - OTC Swaption (3 month LIBOR vs 6.0000%)
Strike @ 6.00 Exp 09/23/05	109	369,510	317,048

		$13,465,782	$30,007,789

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

(d) Forward foreign currency contracts outstanding at December 31, 2002, are summarized as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Appreciation (Depreciation)

Buy	ED	28,453,000	02/03	$1,254,759
Sell		3,810,000	02/03	(186,028)
Buy	JY	376,955,000	02/03	138,982

				$1,207,713

(e) Swap agreements outstanding at December 31, 2002:

Type	Notional Amount	Unrealized Appreciation (Depreciation)

Receive fixed rate equal to 6.0000% and pay floating rate based on 3-month USD-LIBOR.

Broker: Goldman Sachs Exp. 12/18/03	$200,000	$5,990

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.6692%.

Broker: Goldman Sachs Exp. 05/18/07	JY 2,375,000,000	(1,205,283)

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.4000%.

Broker: Goldman Sachs Exp. 06/20/11	JY 7,530,000,000	(2,969,875)

Receive floating rate based on 6-month ED-LIBOR and pay fixed rate equal to 5.0000%.

Broker: Citibank Exp. 06/17/12	ED 31,000,000	(1,908,226)

Receive floating rate based on 6-month ED-LIBOR and pay fixed rate equal to 6.1750%.

Broker: Goldman Sachs Exp. 05/22/30	ED 3,580,000	(725,801)

		$(6,803,195)

(f) Notional and principal amount denoted in the indicated currency:

ED—Eurodollar

JY—Japanese Yen

See Notes to Financial Statements

PACIFIC SELECT FUND

MONEY MARKET PORTFOLIO

Schedule of Investments

December 31, 2002

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 100.13%

COMMERCIAL PAPER - 90.44%

American Honda Finance Corp
1.280% due 01/13/03	$25,000,000	$24,989,333
1.310% due 01/29/03	31,097,000	31,065,316
1.790% due 10/28/03 ++	35,000,000	34,992,808
Anheuser-Busch Cos Inc
1.270% due 01/10/03 ~	34,000,000	33,989,205
Aventis SA
1.320% due 01/16/03 ~	18,450,000	18,439,852
1.320% due 02/11/03 ~	33,900,000	33,849,037
Bayer Corp
1.320% due 01/13/03 ~	26,000,000	25,988,560
BellSouth Corp
1.270% due 02/06/03 ~	25,000,000	24,968,250
1.280% due 02/03/03 ~	20,000,000	19,976,533
Bemis Co
1.320% due 01/17/03 ~	34,780,000	34,759,679
1.330% due 01/10/03 ~	13,800,000	13,795,412
BMW U.S. Capital LLC
1.310% due 01/15/03	41,145,000	41,124,039
1.400% due 01/06/03	19,200,000	19,196,267
Caterpillar Financial Services Inc
1.290% due 01/09/03	20,000,000	19,994,267
1.290% due 01/15/03	20,000,000	19,989,967
1.290% due 02/12/03	17,000,000	16,974,415
ChevronTexaco Corp
1.300% due 01/23/03	20,600,000	20,583,634
Coca-Cola Enterprises Inc
1.310% due 01/14/03 ~	50,000,000	49,976,347
Equitable Resources Inc
1.290% due 01/07/03 ~	19,400,000	19,395,829
Fannie Mae
1.280% due 01/22/03	31,750,000	31,726,293
Federal Home Loan Bank
1.232% due 05/15/03	49,000,000	49,000,000
1.550% due 01/13/04	24,000,000	24,000,000
Florida Power & Light Co
1.330% due 01/13/03	14,200,000	14,193,705
1.360% due 01/21/03	19,000,000	18,985,644
Gannett Co
1.270% due 01/13/03 ~	14,946,000	14,939,673
1.280% due 01/07/03 ~	19,200,000	19,195,904
General Electric Co
1.320% due 01/16/03	27,000,000	26,985,150
1.340% due 01/21/03	55,620,000	55,578,594
Harley-Davidson Funding Corp
1.280% due 01/17/03 ~	15,200,000	15,191,353
1.290% due 02/13/03 ~	14,600,000	14,577,504
1.300% due 01/15/03 ~	10,000,000	9,994,944
Koch Industries Inc
1.300% due 01/09/03 ~	39,000,000	38,988,733
1.320% due 01/10/03 ~	29,100,000	29,090,397
Merck & Co Inc
1.280% due 01/06/03	29,500,000	29,494,756
1.280% due 01/07/03	34,900,000	34,892,555
Motiva Enterprises LLC
1.290% due 02/07/03	25,000,000	24,966,854
Pfizer Inc
1.280% due 02/20/03 ~	30,000,000	29,946,667
1.280% due 02/27/03 ~	47,400,000	47,303,936
Pharmacia Corp
1.280% due 01/17/03 ~	23,000,000	22,986,916
1.290% due 01/24/03 ~	25,000,000	24,979,396
1.300% due 01/02/03 ~	18,325,000	18,324,338
Sallie Mae
1.237% due 02/20/03	50,000,000	49,994,982
1.257% due 06/19/03	24,000,000	24,000,000
SBC International Inc
1.300% due 01/16/03 ~	20,000,000	19,989,167
1.300% due 02/10/03 ~	20,000,000	19,971,111
1.320% due 01/24/03 ~	30,000,000	29,974,700
1.340% due 01/23/03 ~	13,335,000	13,324,080
Schering Corp
1.280% due 02/03/03	20,000,000	19,976,533
1.280% due 02/10/03	23,200,000	23,167,004
Sharp Electronics Corp
1.330% due 01/23/03	19,100,000	19,084,476
Southern Co
1.350% due 01/10/03 ~	17,300,000	17,294,161
1.350% due 01/16/03 ~	18,300,000	18,289,706
The E.W. Scripps Co
1.320% due 02/05/03 ~	31,100,000	31,060,088
The New York Times Co
1.300% due 01/27/03	6,500,000	6,493,897
Toyota Motor Credit Corp
1.300% due 01/06/03 ~	23,100,000	23,095,829
1.300% due 01/08/03 ~	25,000,000	24,993,681
1.320% due 02/11/03 ~	30,000,000	29,954,900
Volkswagen of America
1.310% due 01/27/03 ~	20,000,000	19,981,078
1.320% due 01/15/03 ~	27,425,000	27,410,922
1.330% due 01/02/03 ~	18,340,000	18,339,322
Wells Fargo & Co
1.290% due 01/08/03	29,000,000	28,992,726
Wisconsin Electric Power Co
1.310% due 01/30/03	17,500,000	17,481,534

Total Commercial Paper		1,582,261,959

ASSET-BACKED SECURITIES - 6.84%

Honda Auto Receivables Owner Trust
1.380% due 12/15/03 “	43,848,477	43,848,477
1.950% due 06/13/03 “	4,391,297	4,391,297
Nissan Auto Lease Trust
1.400% due 11/17/03 “	27,221,301	27,221,301
Nissan Auto Receivables Owner Trust
1.704% due 09/08/03 “	29,842,049	29,842,049
2.090% due 05/09/03 “	2,627,964	2,627,964
Volkswagen Auto Lease Trust
1.385% due 11/20/03 “	11,700,215	11,700,215

Total Asset-Backed Securities		119,631,303

U.S. TREASURY BILL - 2.85%

1.185% due 02/06/03	50,000,000	49,940,875

Total U.S. Treasury Bill		49,940,875

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MONEY MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.00%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $24,001; collateralized by U.S. Treasury Bonds—market value $28,247 and due 11/15/21)	$24,000	$24,000

Total Securities Held Under Repurchase Agreement		24,000

Total Short-Term Investments (Cost $1,751,858,137)		1,751,858,137

TOTAL INVESTMENTS - 100.13% (Cost $1,751,858,137)		1,751,858,137

OTHER ASSETS AND LIABILITIES, NET - (0.13%)		(2,313,528)

NET ASSETS - 100.00%		$1,749,544,609

See Notes to Financial Statements

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

PREFERRED STOCK - 0.47%

Financial Services - 0.47%

Sovereign REIT	22,000	$2,447,500

Total Preferred Stock (Cost $1,958,000)		2,447,500

COMMON STOCK WARRANTS - 0.00%

Consumer Discretionary - 0.00%

Loral Space & Communications Ltd *	9,250	925

Utilities - 0.00%

Leap Wireless International Inc *	3,500	1,313
Metricom Inc *	3,000	30
NTELOS Inc *	4,000	6,500

		7,843

Total Common Stock Warrants (Cost $277,054)		8,768

FOREIGN COMMON STOCK - 0.01%

Canada - 0.01%

Call-Net Enterprises Inc ‘B’ *	55,945	34,686

Total Foreign Common Stock (Cost $566,243)		34,686

	Principal Amount

CORPORATE BONDS & NOTES - 81.75%

Autos & Transportation - 5.04%

Accuride Corp 9.250% due 02/01/08	$2,000,000	1,210,000
American Axle & Manufacturing Inc 9.750% due 03/01/09	3,000,000	3,232,500
Amtran Inc
9.625% due 12/15/05	1,000,000	420,000
10.500% due 08/01/04	1,000,000	420,000
ArvinMeritor Inc 8.750% due 03/01/12	2,000,000	2,114,276
Collins & Aikman Products 10.750% due 12/31/11	3,000,000	2,872,500
Dana Corp 10.125% due 03/15/10	2,250,000	2,289,375
Delco Remy International Inc 10.625% due 08/01/06	2,000,000	1,040,000
Dura Operating Corp 8.625% due 04/15/12	2,500,000	2,525,000
K&F Industries Inc 9.625% due 12/15/10 ~	2,500,000	2,556,250
Lear Corp
7.960% due 05/15/05	2,000,000	2,062,500
8.110% due 05/15/09	1,000,000	1,062,500
Metaldyne Corp 11.000% due 06/15/12	2,750,000	2,268,750
Northwest Airlines Inc 9.875% due 03/15/07	2,000,000	1,290,000
Rexnord Corp 10.125% due 12/15/12 ~	1,000,000	1,030,000

		26,393,651

Consumer Discretionary - 29.03%

Allied Waste North America Inc
8.500% due 12/01/08	3,000,000	3,030,000
8.875% due 04/01/08	3,000,000	3,060,000
9.250% due 09/01/12 ~	1,000,000	1,030,000
10.000% due 08/01/09	2,000,000	1,995,000
Anvil Knitwear Inc 10.875% due 03/15/07	3,000,000	2,992,500
Asbury Automotive Group Inc 9.000% due 06/15/12	2,500,000	2,187,500
AutoNation Inc 9.000% due 08/01/08	2,500,000	2,537,500
Boyd Gaming Corp 7.750% due 12/15/12 ~	1,000,000	983,750
Capstar Hotel Co 8.750% due 08/15/07	500,000	337,500
Chancellor Broadcasting Co 8.750% due 06/15/07	3,000,000	3,146,250
Charter Communications Holdings LLC
0.000% due 05/15/11	5,000,000	1,275,000
10.750% due 10/01/09	3,000,000	1,372,500
CKE Restaurants Inc 9.125% due 05/01/09	2,000,000	1,770,000
Coinmach Corp 9.000% due 02/01/10	2,000,000	2,107,500
Cole National Group 8.875% due 05/15/12	1,500,000	1,417,500
CSC Holdings Inc
7.625% due 04/01/11	2,000,000	1,887,500
7.875% due 12/15/07	1,500,000	1,449,380
Dex Media East LLC 9.875% due 11/15/09 ~	1,000,000	1,075,000
EchoStar DBS Corp
9.125% due 01/15/09	4,500,000	4,758,750
10.375% due 10/01/07	2,500,000	2,718,750
Entravision Communications Corp 8.125% due 03/15/09	3,000,000	3,135,000
Ferrellgas Partners LP 8.750% due 06/15/12	3,500,000	3,640,000
Foodmaker Inc 8.375% due 04/15/08	3,000,000	3,056,250
Garden State Newspapers Inc
8.625% due 07/01/11	1,500,000	1,522,500
8.750% due 10/01/09	2,000,000	2,040,000
Gray Television Inc 9.250% due 12/15/11	4,000,000	4,325,000
Hilton Hotels Corp 7.625% due 12/01/12	2,500,000	2,528,982
Hollywood Entertainment Corp 9.625% due 03/15/11	1,000,000	1,025,000
Insight Communications Co 0.000% due 02/15/11	2,000,000	1,112,500
Iron Mountain Inc
7.750% due 01/15/15	2,000,000	2,010,000
8.625% due 04/01/13	2,000,000	2,100,000
John Q Hammons Hotels LP 8.875% due 05/15/12	2,500,000	2,525,000
Lamar Media Corp 7.250% due 01/01/13 ~	1,000,000	1,021,250
Levi Strauss & Co 12.250% due 12/15/12 ~	2,000,000	1,970,000

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

Mandalay Resort Group
10.250% due 08/01/07	$4,750,000	$5,236,875
MGM Grand Inc
9.750% due 06/01/07	2,500,000	2,775,000
MGM MIRAG
8.375% due 02/01/11	2,000,000	2,165,000
Mohegan Tribal Gaming Authority
8.375% due 07/01/11	1,500,000	1,584,375
8.750% due 01/01/09	1,500,000	1,582,500
Nebraska Book Co Inc
8.750% due 02/15/08	4,000,000	3,940,000
Park Place Entertainment Corp
7.875% due 03/15/10	2,500,000	2,556,250
Primedia Inc
8.500% due 02/01/06	1,500,000	1,411,875
8.875% due 05/15/11	2,500,000	2,275,000
Rent-A-Center Inc
11.000% due 08/15/08	2,000,000	2,162,500
Riverwood International Corp
10.625% due 08/01/07	3,500,000	3,640,000
Roundy’s Inc
8.875% due 06/15/12 ~	2,000,000	1,970,000
8.875% due 06/15/12	1,000,000	985,000
Salem Communications Corp DE
7.750% due 12/15/10	3,000,000	3,007,500
Salton Inc
12.250% due 04/15/08	2,000,000	1,982,500
Service Corp International
7.375% due 04/15/04	3,000,000	3,003,750
Sinclair Broadcast Group Inc
8.000% due 03/15/12	2,500,000	2,618,750
8.000% due 03/15/12 ~	3,000,000	3,142,500
8.750% due 12/15/11	2,000,000	2,162,500
Six Flags Inc
8.875% due 02/01/10	3,000,000	2,835,000
Sleepmaster LLC
11.000% due 05/15/09 ##	2,500,000	396,875
Sonic Automotive Inc
11.000% due 08/01/08	1,500,000	1,537,500
Starwood Hotels & Resorts Worldwide Inc
7.375% due 05/01/07 ~	3,500,000	3,456,250
7.875% due 05/01/12 ~	2,000,000	1,990,000
Stater Brothers Holdings Inc
10.750% due 08/15/06	3,500,000	3,570,000
Station Casinos Inc
8.375% due 02/15/08	2,500,000	2,668,750
8.875% due 12/01/08	1,000,000	1,045,000
9.875% due 07/01/10	1,500,000	1,635,000
Stewart Enterprises Inc
10.750% due 07/01/08	2,500,000	2,775,000
The Gap Inc
9.900% due 12/15/05	2,500,000	2,668,750
Turning Stone Casino Resort Enterprise
9.125% due 12/15/10 ~	500,000	513,750
Venetian Casino Resort LLC
11.000% due 06/15/10 ~	3,000,000	3,150,000
Yum! Brands Inc
7.700% due 07/01/12	2,500,000	2,612,500

		152,199,612

Consumer Staples - 1.97%

American Seafoods Group LLC
10.125% due 04/15/10	2,000,000	2,050,000
B&G Foods Inc
9.625% due 08/01/07	1,000,000	1,033,750
Berry Plastics Corp
10.750% due 07/15/12	2,500,000	2,675,000
Eagle Family Foods Inc
8.750% due 01/15/08	3,000,000	2,055,000
Fleming Cos Inc
9.250% due 06/15/10	1,000,000	790,000
10.125% due 04/01/08	2,000,000	1,730,000

		10,333,750

Diversified - 1.04%

Sequa Corp
8.875% due 04/01/08	2,000,000	1,920,000
9.000% due 08/01/09	500,000	482,500
SPX Corp
7.500% due 01/01/13	3,000,000	3,056,250

		5,458,750

Energy - 5.26%

AmeriGas Partners LP
8.875% due 05/20/11 ~	5,000,000	5,225,000
Calpine Corp
8.500% due 02/15/11	2,400,000	1,056,000
10.500% due 05/15/06	1,500,000	712,500
Chesapeake Energy Corp
8.375% due 11/01/08	5,500,000	5,720,000
9.000% due 08/15/12	1,000,000	1,065,000
Denbury Management Inc Dallas
9.000% due 03/01/08	2,000,000	2,077,500
DI Industries Inc
8.875% due 07/01/07	1,750,000	1,793,750
Mirant Americas Generation Inc
8.300% due 05/01/11	2,000,000	960,000
Parker Drilling Co
9.750% due 11/15/06	2,000,000	2,040,000
Pride Petroleum Services Inc
9.375% due 05/01/07	3,000,000	3,150,000
Tesoro Petroleum Corp
9.000% due 07/01/08	1,000,000	665,000
Vintage Petroleum Inc
8.250% due 05/01/12	3,000,000	3,135,000

		27,599,750

Financial Services - 9.45%

Corrections Corp of America
9.875% due 05/01/09 ~	2,500,000	2,662,500
FelCor Lodging LP
8.500% due 06/01/11	2,250,000	2,227,500
H&E Equipment Services LLC
11.125% due 06/15/12 ~	3,500,000	2,642,500
HMH Properties Inc
7.875% due 08/01/08	2,000,000	1,950,000
Host Marriott LP
8.375% due 02/15/06	1,000,000	995,000
9.500% due 01/15/07	2,500,000	2,550,000
iStar Financial Inc
8.750% due 08/15/08	4,000,000	4,261,628
Mediacom LLC/Mediacom Capital Corp
9.500% due 01/15/13	3,500,000	3,167,500
MeriStar Hospitality Corp
9.000% due 01/15/08	3,000,000	2,655,000
9.125% due 01/15/11	2,000,000	1,750,000
RH Donnelley Finance Corp I
8.875% due 12/15/10 ~	1,500,000	1,612,500
10.875% due 12/15/12 ~	1,500,000	1,642,500
Sovereign Bancorp Inc
10.500% due 11/15/06	1,500,000	1,676,250
Sprint Capital Corp
8.375% due 03/15/12	5,000,000	4,984,465
The FINOVA Group Inc
7.500% due 11/15/09	3,000,000	1,050,000

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value
United Rentals (North America) Inc 10.750% due 04/15/08	$2,500,000	$2,500,000
United Rentals Inc 9.000% due 04/01/09	1,500,000	1,203,750
Ventas Realty LP
8.750% due 05/01/09	1,000,000	1,040,000
9.000% due 05/01/12	2,000,000	2,100,000
Von Hoffmann Press Inc 10.250% due 03/15/09	1,500,000	1,410,000
Western Financial Bank 9.625% due 05/15/12	1,500,000	1,462,500
Williams Scotsman Inc 9.875% due 06/01/07	2,000,000	1,860,000
Willis Corroon Corp 9.000% due 02/01/09	2,000,000	2,120,000

		49,523,593

Health Care - 5.02%

AdvancePCS 8.500% due 04/01/08	3,000,000	3,135,000
Alliance Imaging Inc 10.375% due 04/15/11	2,000,000	1,960,000
Beverly Enterprises Inc 9.625% due 04/15/09	2,000,000	1,690,000
Extendicare Health Services Inc 9.500% due 07/01/10 ~	1,500,000	1,462,500
Genesis Health Ventures Inc 6.806% due 04/02/07 ++	2,495,000	2,432,625
PacifiCare Health Systems Inc 10.750% due 06/01/09	2,500,000	2,687,500
Tenet Healthcare Corp 5.375% due 11/15/06	3,000,000	2,747,796
Triad Hospitals Inc 8.750% due 05/01/09	2,000,000	2,152,500
United Surgical Partners Int’l Inc 10.000% due 12/15/11	3,500,000	3,605,000
US Oncology Inc 9.625% due 02/01/12	2,000,000	2,040,000
Vanguard Health Systems Inc 9.750% due 08/01/11	2,500,000	2,400,000

		26,312,921

Integrated Oils - 1.85%

Giant Industries Inc 11.000% due 05/15/12	500,000	337,500
Grant Prideco Escrow Corp 9.000% due 12/15/09 ~	1,000,000	1,045,000
Plains All American Pipeline LP 7.750% due 10/15/12 ~	3,000,000	3,135,000
Plains Exploration & Production Co 8.750% due 07/01/12 ~	1,000,000	1,045,000
SESI LLC 8.875% due 05/15/11	2,500,000	2,562,500
Westport Resources Corp 8.250% due 11/01/11 ~	1,500,000	1,582,500

		9,707,500

Materials & Processing - 9.49%

AK Steel Corp 7.750% due 06/15/12 ~	3,500,000	3,543,750
Atrium Cos Inc 10.500% due 05/01/09	2,500,000	2,437,500
Bear Island Paper Co LLC 10.000% due 12/01/07	2,000,000	1,712,500
Graham Packaging Co Inc
5.545% due 01/15/08 ++	3,500,000	2,975,000
8.750% due 01/15/08 ~	1,500,000	1,479,375
Intermet Corp 9.750% due 06/15/09	1,500,000	1,357,500
Lyondell Chemical Co
9.500% due 12/15/08	1,000,000	935,000
9.500% due 12/15/08 ~	2,000,000	1,870,000
9.625% due 05/01/07	3,000,000	2,895,000
11.125% due 07/15/12	1,000,000	990,000
Millennium America Inc
9.250% due 06/15/08	1,000,000	1,047,500
9.250% due 06/15/08 ~	1,000,000	1,047,500
Nortek Holdings Inc
8.875% due 08/01/08	1,500,000	1,541,250
9.875% due 06/15/11	1,500,000	1,509,375
OM Group Inc 9.250% due 12/15/11	2,000,000	1,090,000
Owens-Brockway Glass Containers Inc
8.750% due 11/15/12 ~	7,000,000	7,140,000
8.875% due 02/15/09	3,000,000	3,105,000
Silgan Corp 9.000% due 06/01/09	2,500,000	2,618,750
Smurfit-Stone Container Corp 8.250% due 10/01/12 ~	3,000,000	3,075,000
Stone Container Corp 8.375% due 07/01/12	1,500,000	1,545,000
The Scotts Co 8.625% due 01/15/09	1,500,000	1,590,000
Trimas Corp 9.875% due 06/15/12 ~	3,000,000	2,985,000
Wesco Distribution Inc 9.125% due 06/01/08	1,500,000	1,207,500
Wheeling-Pittsburgh Corp 9.250% due 11/15/07 ##	3,000,000	45,000

		49,742,500

Producer Durables - 5.25%

Alliant Techsystems Inc 8.500% due 05/15/11	2,500,000	2,712,500
American Tower Corp 9.375% due 02/01/09	2,000,000	1,570,000
Crown Castle International Corp
0.000% due 05/15/11	1,000,000	655,000
9.375% due 08/01/11	500,000	417,500
10.625% due 11/15/07	1,000,000	905,000
D.R. Horton Inc 7.500% due 12/01/07	4,000,000	3,940,000
Dresser Inc 9.375% due 04/15/11	4,000,000	4,040,000
Flowserve Corp 12.250% due 08/15/10	1,000,000	1,095,000
Hanover Equipment Trust ‘B’ 9.737% due 09/01/11 ~	2,000,000	1,940,000
Manitowoc Co Inc 10.500% due 08/01/12 ~	1,250,000	1,303,125
Portola Packaging Inc 10.750% due 10/01/05	2,000,000	2,030,000
Standard-Pacific Corp
8.500% due 04/01/09	1,000,000	1,015,000
9.500% due 09/15/10	2,500,000	2,631,250
Terex Corp
9.250% due 07/15/11	1,000,000	916,250
10.375% due 04/01/11	2,500,000	2,362,500

		27,533,125

Technology - 2.98%

Amkor Technologies Inc
9.250% due 05/01/06	1,000,000	860,000
9.250% due 02/15/08	2,000,000	1,700,000
L-3 Communications Corp
7.625% due 06/15/12	1,500,000	1,552,500
8.500% due 05/15/08	3,500,000	3,648,750

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value
PanAmSat Corp 8.500% due 02/01/12	$3,000,000	$2,880,000
Sanmina-SCI Corp 10.375% due 01/15/10 ~	3,000,000	3,045,000
Solectron Corp 9.625% due 02/15/09	2,000,000	1,960,000

		15,646,250

Utilities - 5.37%

Alamosa Delaware Inc 12.500% due 02/01/11	1,500,000	457,500
AT&T Wireless Services Inc
6.875% due 04/18/05	1,500,000	1,545,974
7.500% due 05/01/07	4,000,000	4,124,524
Illinois Power Co 11.500% due 12/15/10 ~	1,000,000	970,000
Insight Midwest LP 9.750% due 10/01/09 ~	1,000,000	955,000
Ipalco Enterprises Inc 8.625% due 11/14/11	1,500,000	1,307,406
Mission Energy Holding Co 13.500% due 07/15/08	1,500,000	352,500
National Waterworks Inc 10.500% due 12/01/12 ~	1,000,000	1,048,750
Nextel Communications Inc
9.375% due 11/15/09	3,000,000	2,730,000
9.500% due 02/01/11	1,000,000	905,000
9.750% due 10/31/07	2,500,000	2,325,000
Nextel Partners Inc 0.000% due 02/01/09	3,000,000	2,265,000
Qwest Corp
7.200% due 11/01/04	3,000,000	2,865,000
8.875% due 03/15/12 ~	1,000,000	975,000
SBA Communications Corp 10.250% due 02/01/09	2,000,000	1,090,000
The AES Corp
8.000% due 12/31/08	1,000,000	565,000
8.875% due 02/15/11	2,000,000	1,170,000
Triton PCS Inc
0.000% due 05/01/08	2,000,000	1,675,000
8.750% due 11/15/11	1,000,000	815,000

		28,141,654

Total Corporate Bonds & Notes (Cost $ 449,440,394)		428,593,056

CONVERTIBLE CORPORATE BONDS & NOTES - 2.52%

Consumer Discretionary - 0.78%

America Online Inc 0.000% due 12/06/19	3,000,000	1,665,000
Best Buy Co Inc 2.250% due 01/15/22	500,000	423,750
CKE Restaurants Inc 4.250% due 03/15/04	250,000	237,813
The Interpublic Group of Cos Inc 1.800% due 09/16/04	2,000,000	1,752,500

		4,079,063

Health Care - 0.13%

Total Renal Care Holdings Inc 7.000% due 05/15/09	700,000	702,625

Technology - 1.61%

BEA Systems Inc 4.000% due 12/15/06	1,000,000	910,000
Emulex Corp 1.750% due 02/01/07	1,000,000	813,750
Siebel Systems Inc 5.500% due 09/15/06	3,000,000	2,917,500
Solectron Corp 0.000% due 11/20/20	4,000,000	2,050,000
Veritas Software Corp 1.856% due 08/13/06	2,000,000	1,720,000

		8,411,250

Total Convertible Corporate Bonds & Notes (Cost $12,716,140)		13,192,938

U.S. TREASURY NOTE - 1.04%

4.750% due 11/15/08	5,000,000	5,459,380

Total U.S. Treasury Note (Cost $5,306,531)		5,459,380

FOREIGN BONDS - 6.44%

Bahamas - 0.78%

Sun International Hotels Ltd 8.875% due 08/15/11	4,000,000	4,100,000

Canada - 2.36%

CanWest Media Inc 10.625% due 05/15/11	2,000,000	2,145,000
MDC Corp Inc 10.500% due 12/01/06	258,000	232,200
Methanex Corp 8.750% due 08/15/12	2,000,000	2,130,000
Rogers Cable Inc 7.875% due 05/01/12	2,500,000	2,479,943
Rogers Cantel Inc 8.300% due 10/01/07	1,000,000	890,000
Tembec Industries Inc
7.750% due 03/15/12	2,000,000	1,950,000
8.500% due 02/01/11	1,000,000	1,012,500
8.625% due 06/30/09	1,500,000	1,518,750

		12,358,393

Cayman Islands - 0.64%

Bluewater Finance Ltd 10.250% due 02/15/12	1,000,000	985,000
PDVSA Finance Ltd 8.500% due 11/16/12	3,000,000	2,377,500

		3,362,500

Germany - 0.28%

Fresenius Medical Care Capital Trust 7.875% due 06/15/11	1,500,000	1,462,500

Luxembourg - 0.56%

Tyco International Group SA 6.375% due 02/15/06	3,000,000	2,912,412

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value

Philippines - 0.39%

Philippine Long Distance Telephone
8.350% due 03/06/17	$1,000,000	$694,767
11.375% due 05/15/12	1,500,000	1,367,243

		2,062,010

Singapore - 0.83%

Flextronics International Ltd 9.875% due 07/01/10	4,000,000	4,330,000

Sweden - 0.20%

Stena AB 9.625% due 12/01/12 ~	1,000,000	1,037,500

United Kingdom - 0.40%

British Sky Broadcasting PLC 7.300% due 10/15/06	2,000,000	2,082,048

Total Foreign Bonds (Cost $33,938,449)		33,707,363

FOREIGN GOVERNMENT BONDS - 0.35%

Brazil - 0.15%

Brazil ‘C’ Bond Var Brady 8.000% due 04/15/14	1,231,390	811,739

Philippines - 0.20%

Republic of Philippines 9.375% due 01/18/17	1,000,000	1,030,000

Total Foreign Government Bonds (Cost $1,984,657)		1,841,739

SHORT-TERM INVESTMENTS - 4.58%

COMMERCIAL PAPER - 4.58%

Bemis Co 1.200% due 01/02/03 ~	1,055,000	1,054,965
BMW U.S. Capital LLC 1.350% due 01/06/03	6,551,000	6,549,751
Caterpillar Financial Services Inc 1.310% due 01/03/03	6,200,000	6,199,549
General Electric Capital Corp 1.300% due 01/02/03	3,200,000	3,199,884
Harley-Davidson Funding Corp 1.320% due 01/08/03 ~	2,200,000	2,199,435
Volkswagen of America 1.360% due 01/09/03 ~	3,720,000	3,718,876
Wells Fargo & Co 1.320% due 01/08/03	1,100,000	1,099,718

Total Commercial Paper		24,022,178

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.00%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $4,000; collateralized by U.S. Treasury Notes—market value $5,013 and due 12/31/04)	4,000	4,000

Total Securities Held Under Repurchase Agreement		4,000

Total Short-Term Investments (Cost $24,026,178)		24,026,178

TOTAL INVESTMENTS - 97.16% (Cost $530,213,646)		509,311,608

OTHER ASSETS AND LIABILITIES, NET - 2.84%		14,890,791

NET ASSETS - 100.00%		$524,202,399

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INCOME PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 1.62%

Autos & Transportation - 0.66%

Ford Motor Co Capital Trust II	18,145	$741,223

Financial Services - 0.02%

The Hartford Financial Services Group Inc	330	16,262

Health Care - 0.40%

Anthem Inc	5,800	450,544

Materials & Processing - 0.07%

Boise Cascade Corp	1,877	78,815

Producer Durables - 0.03%

Northrop Grumman Corp	316	34,046

Technology - 0.34%

Motorola Inc	9,215	294,880
Raytheon Co	1,414	77,204
Solectron Corp	1,223	14,309

		386,393

Utilities - 0.10%

Dominion Resources Inc VA	1,987	107,676

Total Convertible Preferred Stocks (Cost $2,081,640)		1,814,959

COMMON STOCKS - 86.26%

Autos & Transportation - 1.85%

Union Pacific Corp	34,619	2,072,640

Consumer Discretionary - 9.93%

BearingPoint Inc *	21,630	149,247
EchoStar Communications Corp ‘A’ *	379	8,437
Federated Department Stores Inc *	8,880	255,389
J.C. Penney Co Inc	48,504	1,116,077
Kimberly-Clark Corp	19,081	905,775
Knight-Ridder Inc	4,870	308,028
Liberty Media Corp ‘A’ *	160,886	1,438,321
Limited Brands Inc	24,710	344,210
Marriott International Inc ‘A’	13,550	445,388
McDonald’s Corp	37,690	606,055
Office Depot Inc *	39,840	588,038
Republic Services Inc *	54,136	1,135,773
Royal Caribbean Cruises Ltd	28,110	469,437
The TJX Cos Inc	30,270	590,870
The Walt Disney Co	61,187	997,960
USA Interactive *	20,530	469,316
Valassis Communications Inc *	7,570	222,785
Waste Management Inc	22,600	517,992
Whirlpool Corp	6,716	350,710
Yum! Brands Inc *	9,260	224,277

		11,144,085

Consumer Staples - 4.44%

Coca-Cola Enterprises Inc	14,200	308,424
Colgate-Palmolive Co	8,680	455,092
Del Monte Foods Co *	9,727	74,898
H.J. Heinz Co	22,386	735,828
Kraft Foods Inc ‘A’	14,940	581,614
Kroger Co *	17,540	270,993
Pepsi Bottling Group Inc	15,560	399,892
Philip Morris Cos Inc	48,998	1,985,889
Sara Lee Corp	7,300	164,323

		4,976,953

Diversified - 1.62%

Eaton Corp	2,820	220,270
Fortune Brands Inc	22,753	1,058,242
Honeywell International Inc	22,590	542,160

		1,820,672

Energy - 1.04%

BJ Services Co *	9,112	294,409
Burlington Resources Inc	8,880	378,732
El Paso Corp	29,970	208,591
Peabody Energy Corp	9,840	287,623

		1,169,355

Financial Services - 30.44%

AMBAC Financial Group Inc	3,470	195,153
American International Group Inc	15,720	909,402
Aon Corp	12,000	226,680
Archstone-Smith Trust	18,523	436,031
Bank of America Corp	36,067	2,509,181
Banknorth Group Inc	9,480	214,248
BB&T Corp	14,675	542,828
Berkshire Hathaway Inc ‘B’ *	359	869,857
Charter One Financial Inc	29,762	855,062
CIGNA Corp	8,758	360,129
CIT Group Inc	19,050	373,380
Citigroup Inc	123,193	4,335,162
Comerica Inc	36,779	1,590,324
Compass Bancshares Inc	9,348	292,312
Equity Office Properties Trust	29,818	744,854
Equity Residential	22,000	540,760
Fannie Mae	16,877	1,085,697
Freddie Mac	22,010	1,299,691
GreenPoint Financial Corp	12,729	575,096
Household International Inc	12,880	358,193
J.P. Morgan Chase & Co	55,141	1,323,384
Lehman Brothers Holdings Inc	3,790	201,969
M&T Bank Corp	6,600	523,710
MBIA Inc	11,980	525,443
MBNA Corp	14,560	276,931
Mellon Financial Corp	25,920	676,771
Merrill Lynch & Co Inc	33,706	1,279,143
Morgan Stanley	22,223	887,142
Radian Group Inc	26,022	966,717
SouthTrust Corp	7,598	188,810
TCF Financial Corp	2,800	122,332
The Bank of New York Co Inc	31,849	763,102
The Hartford Financial Services Group Inc	10,100	458,843
The PMI Group Inc	15,560	467,422
Travelers Property Casualty Corp ‘B’ *	36,912	540,761
U.S. Bancorp	118,174	2,507,652
Union Planters Corp	3,404	95,789
Wachovia Corp	40,270	1,467,439
Washington Mutual Inc	32,980	1,138,799

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Wells Fargo & Co	14,439	$676,756
Zions Bancorp	18,940	745,270

		34,148,225

Health Care - 3.96%

Abbott Laboratories	22,520	900,800
AmerisourceBergen Corp	3,900	211,809
Baxter International Inc	7,400	207,200
HCA Inc	15,670	650,305
King Pharmaceuticals Inc *	31,760	545,954
Merck & Co Inc	9,309	526,983
Pharmacia Corp	28,401	1,187,162
Wyeth	5,700	213,180

		4,443,393

Integrated Oils - 7.04%

ConocoPhillips	33,588	1,625,323
Exxon Mobil Corp	132,373	4,625,113
GlobalSantaFe Corp	11,100	269,952
Noble Corp *	7,800	274,170
Unocal Corp	36,208	1,107,241

		7,901,799

Materials & Processing - 3.92%

Alcoa Inc	694	15,809
Boise Cascade Corp	12,540	316,259
Engelhard Corp	28,180	629,823
PPG Industries Inc	4,310	216,147
Rohm & Haas Co	9,530	309,534
Smurfit-Stone Container Corp *	46,880	721,530
Sonoco Products Co	32,490	744,996
The Dow Chemical Co	37,389	1,110,453
Weyerhaeuser Co	6,800	334,628

		4,399,179

Producer Durables - 4.44%

Agilent Technologies Inc *	24,980	448,641
Dover Corp	14,367	418,942
Emerson Electric Co	13,460	684,441
Lexmark International Inc *	6,640	401,720
Lockheed Martin Corp	6,710	387,503
Northrop Grumman Corp	5,850	567,450
Pall Corp	6,680	111,422
Parker Hannifin Corp	13,891	640,792
Rockwell Collins Inc	10,540	245,160
The Boeing Co	17,243	568,847
W.W. Grainger Inc	9,840	507,252

		4,982,170

Technology - 3.92%

BMC Software Inc *	36,360	622,120
Computer Associates International Inc	49,970	674,595
Hewlett-Packard Co	108,816	1,889,046
International Business Machines Corp	8,120	629,300
NCR Corp *	13,830	328,324
Sun Microsystems Inc *	81,990	254,989

		4,398,374

Utilities - 13.66%

American Electric Power Co Inc	2,696	73,682
AT&T Corp	1,425	37,207
AT&T Wireless Services Inc *	33,250	187,862
BellSouth Corp	53,393	1,381,277
CenterPoint Energy Inc	38,450	326,825
Cinergy Corp	16,050	541,206
Comcast Corp ‘A’ *	2,137	50,369
Comcast Corp Special ‘A’ *	62,740	1,417,297
Consolidated Edison Inc	2,377	101,783
Constellation Energy Group Inc	8,620	239,808
Dominion Resources Inc VA	11,970	657,153
DPL Inc	35,010	537,053
DTE Energy Co	5,370	249,168
Edison International *	28,090	332,867
Entergy Corp	22,088	1,006,992
FirstEnergy Corp	10,930	360,362
Northeast Utilities Inc	22,640	343,449
PG&E Corp *	23,240	323,036
PPL Corp	4,310	149,471
Progress Energy Inc	20,119	872,159
Qwest Communications International Inc *	68,470	342,350
SBC Communications Inc	93,624	2,538,147
Sprint Corp-FON Group	23,120	334,778
Verizon Communications Inc	75,318	2,918,573

		15,322,874

Total Common Stocks (Cost 106,883,410)		96,779,719

FOREIGN COMMON STOCKS - 7.82%

Bermuda - 3.81%

ACE Ltd	34,738	1,019,213
Ingersoll-Rand Co ‘A’	22,101	951,669
Tyco International Ltd	44,130	753,740
XL Capital Ltd ‘A’	20,083	1,551,412

		4,276,034

Canada - 0.83%

Abitibi-Consolidated Inc	39,830	307,089
Canadian National Railway Co	9,250	384,430
Celestica Inc *	17,200	242,520

		934,039

France - 0.97%

TotalFinaElf SA ADR	15,212	1,087,658

Netherlands - 0.67%

Royal Dutch Petroleum Co ‘NY’	16,941	745,743

Singapore - 0.36%

Flextronics International Ltd *	49,870	408,435

United Kingdom - 1.18%

BP PLC ADR	32,596	1,325,027

Total Foreign Common Stocks (Cost $9,754,268)		8,776,936

	Principal Amount
CONVERTIBLE CORPORATE BONDS & NOTES - 0.83%

Consumer Discretionary - 0.39%

J.C. Penney Co Inc 5.000% due 10/15/08	$74,000	79,272
Service Corp International 6.750% due 06/22/08	395,000	354,512

		433,784

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Principal Amount	Value
Consumer Staples - 0.20%

Rite Aid Corp 4.750% due 12/01/06	$280,000	$224,000

Materials & Processing - 0.24%

Freeport-McMoRan Copper & Gold Inc
8.250% due 01/31/06	163,000	232,071
8.250% due 01/31/06 ~	25,000	35,594

		267,665

Total Convertible Corporate Bonds & Notes (Cost $924,691)		925,449

U.S. TREASURY BOND - 0.16%

6.250% due 05/15/30	145,000	173,564

Total U.S. Treasury Bond (Cost $172,159)		173,564

U.S. TREASURY NOTES - 4.18%

1.750% due 12/31/04	2,620,000	2,628,599
3.000% due 11/15/07	1,480,000	1,498,269
4.000% due 11/15/12	555,000	563,022

Total U.S. Treasury Notes (Cost $4,656,917)		4,689,890

SHORT-TERM INVESTMENT - 3.08%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 3.08%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $3,458,144; collateralized by U.S. Treasury Bonds—market value $3,532,050 and due 11/15/28)	3,458,000	3,458,000

Total Securities Held Under Repurchase Agreement		3,458,000

Total Short-Term Investment (Cost $3,458,000)		3,458,000

TOTAL INVESTMENTS - 103.95% (Cost $127,931,085)		116,618,517

OTHER ASSETS AND LIABILITIES, NET - (3.95%)		(4,426,991)

NET ASSETS - 100.00%		$112,191,526

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

RESEARCH PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 92.49%

Autos & Transportation - 2.69%

Southwest Airlines Co	17,570	$244,223
Union Pacific Corp	5,127	306,953

		551,176

Consumer Discretionary - 15.75%

AOL Time Warner Inc *	6,200	81,220
AutoZone Inc *	2,710	191,462
Avon Products Inc	1,370	73,802
BearingPoint Inc *	3,880	26,772
Best Buy Co Inc *	2,600	62,790
EchoStar Communications Corp ‘A’ *	7,048	156,888
Hilton Hotels Corp	17,880	227,255
International Game Technology *	800	60,736
J.C. Penney Co Inc	2,735	62,932
Kimberly-Clark Corp	6,980	331,341
Kohl’s Corp *	1,498	83,813
Liberty Media Corp ‘A’ *	27,888	249,319
Lowe’s Cos Inc	7,300	273,750
Office Depot Inc *	13,630	201,179
Royal Caribbean Cruises Ltd	9,970	166,499
Target Corp	11,000	330,000
The TJX Cos Inc	4,520	88,230
The Walt Disney Co	5,100	83,181
Wal-Mart Stores Inc	5,600	282,856
Waste Management Inc	2,830	64,864
Yum! Brands Inc *	5,210	126,186

		3,225,075

Consumer Staples - 6.37%

General Mills Inc	1,559	73,195
Kraft Foods Inc ‘A’	7,491	291,625
PepsiCo Inc	10,770	454,709
Philip Morris Cos Inc	11,990	485,955

		1,305,484

Diversified - 0.84%

Honeywell International Inc	7,140	171,360

Energy - 0.77%

Burlington Resources Inc	1,600	68,240
Reliant Resources Inc *	28,117	89,974

		158,214

Financial Services - 18.86%

American International Group Inc	13,050	754,942
Bank of America Corp	1,010	70,266
Capital One Financial Corp	3,620	107,586
Citigroup Inc	23,600	830,484
Comerica Inc	3,075	132,963
Equity Office Properties Trust	2,504	62,550
Fifth Third Bancorp	1,250	73,188
Freddie Mac	7,160	422,798
MBNA Corp	7,575	144,076
Radian Group Inc	3,440	127,796
TCF Financial Corp	1,600	69,904
The Bank of New York Co Inc	12,120	290,395
U.S. Bancorp	20,610	437,344
Wells Fargo & Co	2,678	125,518
Zions Bancorp	5,380	211,698

		3,861,508

Health Care - 15.40%

Abbott Laboratories	9,570	382,800
Amgen Inc *	3,256	157,395
Baxter International Inc	9,200	257,600
Boston Scientific Corp *	1,590	67,607
Cardinal Health Inc	6,055	358,395
Forest Laboratories Inc *	3,210	315,286
HCA Inc	2,300	95,450
Johnson & Johnson	9,450	507,560
King Pharmaceuticals Inc *	40	688
MedImmune Inc *	2,334	63,415
Medtronic Inc	1,150	52,440
Pfizer Inc	9,120	278,798
Pharmacia Corp	11,680	488,224
WellPoint Health Networks Inc *	912	64,898
Wyeth	1,700	63,580

		3,154,136

Integrated Oils - 4.98%

Exxon Mobil Corp	27,090	946,525
GlobalSantaFe Corp	3,050	74,176

		1,020,701

Materials & Processing - 2.11%

Alcoa Inc	2,700	61,506
PPG Industries Inc	3,000	150,450
Rohm & Haas Co	2,000	64,960
Smurfit-Stone Container Corp *	4,800	73,877
Weyerhaeuser Co	1,670	82,181

		432,974

Producer Durables - 3.76%

Dover Corp	7,500	218,700
Emerson Electric Co	1,401	71,241
Lexmark International Inc *	2,140	129,470
Lockheed Martin Corp	2,100	121,275
Parker Hannifin Corp	4,970	229,266

		769,952

Technology - 12.92%

Adobe Systems Inc	2,500	62,275
Analog Devices Inc *	2,400	57,288
BMC Software Inc *	3,770	64,505
Computer Associates International Inc	14,650	197,775
Dell Computer Corp *	8,600	229,964
Hewlett-Packard Co	28,430	493,545
Intel Corp	26,100	406,377
Microsoft Corp *	15,700	811,690
Motorola Inc	11,580	100,167
NCR Corp *	2,700	64,098
PeopleSoft Inc *	20	366
QUALCOMM Inc *	1,700	61,863
Raytheon Co	3,100	95,325

		2,645,238

Utilities - 8.04%

AT&T Corp	2,802	73,160
BellSouth Corp	11,270	291,555
CenterPoint Energy Inc	9,590	81,515
CenturyTel Inc	2,400	70,512
Comcast Corp ‘A’ *	11,508	271,244
Edison International *	14,634	173,413
Entergy Corp	1,700	77,503
FirstEnergy Corp	2,100	69,237
NiSource Inc	3,400	68,000
PG&E Corp *	5,500	76,450

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

RESEARCH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Progress Energy Inc	1,600	$69,360
Verizon Communications Inc	8,400	325,500

		1,647,449

Total Common Stocks (Cost $19,796,004)		18,943,267

FOREIGN COMMON STOCKS - 7.21%

Australia - 0.32%

BHP Billiton Ltd	11,403	64,901

Bermuda - 4.73%

ACE Ltd	7,320	214,769
Ingersoll-Rand Co ‘A’	5,800	249,748
Tyco International Ltd	21,190	361,925
XL Capital Ltd ‘A’	1,830	141,367

		967,809

Finland - 0.28%

Nokia OYJ ADR	3,733	57,861

France - 0.74%

TotalFinaElf SA ADR	2,120	151,580

Italy - 0.57%

Eni SPA ADR	1,500	117,735

Japan - 0.27%

Advantest Corp ADR	5,200	55,796

Switzerland - 0.30%

CIBA Specialty Chemicals AG	878	61,271
Novartis AG ADR	5	184

		61,455

Total Foreign Common Stocks (Cost $1,533,583)		1,477,137

	Principal Amount

SHORT-TERM INVESTMENT - 0.32%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.32%

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $65,003; collateralized by U.S. Treasury Bonds—market value $68,681 and due 02/15/16)	$65,000	65,000

Total Securities Held Under Repurchase Agreement		65,000

Total Short-Term Investment (Cost $65,000)		65,000

TOTAL INVESTMENTS - 100.02% (Cost $21,394,587)		20,485,404

OTHER ASSETS AND LIABILITIES, NET - (0.02%)		(4,831)

NET ASSETS - 100.00%		$20,480,573

Note to Schedule of Investments

(a) Forward foreign currency contracts outstanding at December 31, 2002, are summarized as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration Month	Unrealized Appreciation (Depreciation)

Sell	AD	120,000	03/03	$(501)
Buy	BP	64,000	03/03	1,027
Sell		64,000	03/03	(2,895)
Sell	ED	307,900	03/03	(16,434)
Sell	JY	6,591,000	03/03	(2,505)
Buy	SF	73,000	03/03	3,189
Sell		158,000	03/03	(6,983)

				$(25,102)

Principal amount denoted in the indicated currency:

AD - Australian Dollar

BP - British Pound

ED - Eurodollar

JY - Japanese Yen

SF - Swiss Franc

See Notes to Financial Statements

PACIFIC SELECT FUND

EQUITY PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 98.64%

Autos & Transportation - 0.48%

Burlington Northern Santa Fe Corp	16,500	$429,165
General Motors Corp	16,227	598,127
Lear Corp *	11,000	366,080
Southwest Airlines Co	34,800	483,720

		1,877,092

Consumer Discretionary - 16.95%

Activision Inc *	22,300	325,357
Advance Auto Parts Inc *	13,100	640,590
American Greetings Corp ‘A’ *	36,500	576,700
AOL Time Warner Inc *	174,018	2,279,636
Apollo Group Inc ‘A’ *	16,700	734,800
AutoZone Inc *	20,250	1,430,663
Bed Bath & Beyond Inc *	46,100	1,591,833
Black & Decker Corp	11,500	493,235
Career Education Corp *	17,400	696,000
CDW Computer Centers Inc *	6,500	285,025
Chico’s FAS Inc *	18,700	353,617
ChoicePoint Inc *	13,100	517,319
Cintas Corp	16,700	764,025
Clear Channel Communications Inc *	20,484	763,848
Darden Restaurants Inc	40,100	820,045
EchoStar Communications Corp ‘A’ *	56,800	1,264,368
Electronic Arts Inc *	19,500	970,515
Expedia Inc ‘A’ *	5,100	341,344
Family Dollar Stores Inc	24,300	758,403
Federated Department Stores Inc *	11,204	322,227
Fox Entertainment Group Inc ‘A’ *	37,100	962,003
GTECH Holdings Corp *	22,200	618,492
Harrah’s Entertainment Inc *	47,733	1,890,227
Home Depot Inc	66,488	1,593,052
Hotels.com ‘A’ *	5,493	300,083
International Flavors & Fragrances Inc	8,600	301,860
International Game Technology *	8,100	614,952
J.C. Penney Co Inc	36,100	830,661
Kohl’s Corp *	49,400	2,763,930
Krispy Kreme Doughnuts Inc *	15,500	523,435
Lamar Advertising Co *	20,380	685,787
Limited Brands Inc	34,138	475,542
Liz Claiborne Inc	16,000	474,400
Lowe’s Cos Inc	144,559	5,420,962
Marriott International Inc ‘A’	10,100	331,987
Mattel Inc	15,061	288,418
Michaels Stores Inc *	27,600	863,880
Newell Rubbermaid Inc	26,000	788,580
Office Depot Inc *	49,500	730,620
Pier 1 Imports Inc	31,700	600,081
Reebok International Ltd *	54,400	1,599,360
Royal Caribbean Cruises Ltd	39,900	666,330
Staples Inc *	43,450	795,135
Starbucks Corp *	76,100	1,550,918
Target Corp	62,400	1,872,000
The Interpublic Group of Cos Inc	31,800	447,744
The McGraw-Hill Cos Inc	10,900	658,796
The TJX Cos Inc	195,050	3,807,376
The Washington Post Co ‘B’	400	295,200
Viacom Inc ‘B’ *	69,018	2,813,174
Wal-Mart Stores Inc	231,070	11,671,346
Westwood One Inc *	9,800	366,128
Whirlpool Corp	12,629	659,486
Williams-Sonoma Inc *	29,700	806,355
Yum! Brands Inc *	63,048	1,527,023

		66,524,873

Consumer Staples - 8.38%

Anheuser-Busch Cos Inc	33,914	1,641,438
Coca-Cola Enterprises Inc	50,600	1,099,032
Dole Food Co	10,700	348,606
Kraft Foods Inc ‘A’	57,403	2,234,699
Kroger Co *	72,249	1,116,247
McCormick & Co Inc	8,100	187,920
Pepsi Bottling Group Inc	91,317	2,346,847
PepsiCo Inc	161,495	6,818,319
Philip Morris Cos Inc	114,010	4,620,825
Procter & Gamble Co	79,001	6,789,346
Sysco Corp	21,100	628,569
The Coca-Cola Co	61,535	2,696,464
The Dial Corp	22,800	464,436
Walgreen Co	41,700	1,217,223
Whole Foods Market Inc *	12,844	677,264

		32,887,235

Diversified - 5.44%

3M Co	42,000	5,178,600
Fortune Brands Inc	10,263	477,332
General Electric Co	644,379	15,690,629

		21,346,561

Energy - 0.71%

BJ Services Co *	37,734	1,219,186
Burlington Resources Inc	15,600	665,340
Cooper Cameron Corp *	18,200	906,724

		2,791,250

Financial Services - 13.69%

Affiliated Computer Services Inc ‘A’ *	33,000	1,737,450
American International Group Inc	122,592	7,091,947
Annaly Mortgage Management Inc	30,400	571,520
Automatic Data Processing Inc	21,736	853,138
Bank of America Corp	14,500	1,008,765
Bank One Corp	13,772	503,367
Capital One Financial Corp	53,100	1,578,132
Citigroup Inc	173,026	6,088,785
Commerce Bancorp Inc NJ	14,581	629,753
Concord EFS Inc *	26,300	413,962
Countrywide Financial Corp	6,100	315,065
Doral Financial Corp	20,600	589,160
DST Systems Inc *	11,950	424,822
Equifax Inc	16,400	379,496
Fannie Mae	109,203	7,025,029
Federated Investors Inc ‘B’	12,375	313,954
Fidelity National Financial Inc	33,530	1,100,790
Fifth Third Bancorp	20,100	1,176,855
Fiserv Inc *	16,600	563,570
Freddie Mac	18,348	1,083,449
Golden West Financial Corp	13,800	990,978
GreenPoint Financial Corp	18,400	831,312
H&R Block Inc	11,571	465,154
Investment Technology Group Inc *	9,450	211,302
Investors Financial Services Corp	16,200	443,718
MBNA Corp	128,600	2,445,972
National City Corp	55,800	1,524,456
Paychex Inc	27,600	770,040
Radian Group Inc	13,900	516,385
SEI Investments Co	27,650	751,527
SLM Corp	5,200	540,072
SouthTrust Corp	19,550	485,818
State Street Corp	18,200	709,800
SunGard Data Systems Inc *	36,800	867,008
SunTrust Banks Inc	23,488	1,336,937
TCF Financial Corp	6,000	262,140

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
The BISYS Group Inc *	30,050	$477,795
Travelers Property Casualty Corp ‘A’ *	1	15
Travelers Property Casualty Corp ‘B’ *	12,422	181,982
U.S. Bancorp	101,040	2,144,069
Waddell & Reed Financial Inc ‘A’	26,400	519,288
Washington Mutual Inc	17,890	617,742
Wells Fargo & Co	53,900	2,526,293
Zions Bancorp	17,400	684,673

		53,753,485

Health Care - 25.57%

Abbott Laboratories	124,280	4,971,200
Advanced Medical Optics Inc *	1	12
AdvancePCS *	15,700	348,697
Allergan Inc	36,650	2,111,773
AmerisourceBergen Corp	38,572	2,094,845
Amgen Inc *	147,836	7,146,392
Anthem Inc *	10,400	654,160
Apogent Technologies Inc *	23,800	495,040
Barr Laboratories Inc *	6,300	410,067
Boston Scientific Corp *	24,200	1,028,984
Bristol-Myers Squibb Co	16,297	377,276
Cardinal Health Inc	41,600	2,462,304
Caremark Rx Inc *	71,550	1,162,688
Cephalon Inc *	15,500	754,354
Charles River Laboratories Int’l Inc *	20,700	796,536
Coventry Health Care Inc *	4,600	133,538
Cytyc Corp *	23,600	240,720
Eli Lilly & Co	23,000	1,460,500
Express Scripts Inc ‘A’ *	24,500	1,176,980
Forest Laboratories Inc *	18,451	1,812,257
Genzyme Corp-General Division *	22,800	674,196
Gilead Sciences Inc *	32,400	1,101,600
Guidant Corp *	29,000	894,650
HCA Inc	19,600	813,400
Health Management Associates Inc ‘A’	33,100	592,490
Health Net Inc *	16,047	423,641
IDEC Pharmaceuticals Corp *	30,000	995,100
IDEXX Laboratories Inc *	2,250	74,925
Johnson & Johnson	266,781	14,328,808
King Pharmaceuticals Inc *	39,950	686,740
MedImmune Inc *	29,600	804,232
Medtronic Inc	107,393	4,897,121
Merck & Co Inc	128,219	7,258,478
Mylan Laboratories Inc	16,390	572,011
Oxford Health Plans Inc *	26,046	949,377
Pfizer Inc	450,548	13,773,252
Pharmacia Corp	176,069	7,359,684
Quest Diagnostics Inc *	13,850	788,065
Schering-Plough Corp	17,100	379,620
St. Jude Medical Inc *	13,300	528,276
Steris Corp *	10,600	257,050
Stryker Corp	8,100	543,672
Triad Hospitals Inc *	9,700	289,351
UnitedHealth Group Inc	41,216	3,441,536
Universal Health Services Inc ‘B’ *	17,100	771,210
Varian Medical Systems Inc *	8,600	426,560
WellChoice Inc *	175	4,191
WellPoint Health Networks Inc *	43,150	3,070,554
Wyeth	92,293	3,451,758
Zimmer Holdings Inc *	13,600	564,672

		100,354,543

Integrated Oils - 1.70%

ConocoPhillips	22,882	1,107,260
Exxon Mobil Corp	71,592	2,501,424
GlobalSantaFe Corp	24,650	599,488
Noble Corp *	18,100	636,215
Occidental Petroleum Corp	33,394	950,059
Unocal Corp	29,021	887,462

		6,681,908

Materials & Processing - 1.06%

Eastman Chemical Co	9,200	338,284
Ecolab Inc	5,500	272,250
Energizer Holdings Inc *	11,400	318,060
Freeport-McMoRan Copper & Gold Inc ‘B’ *	82,100	1,377,638
Lubrizol Corp	7,200	219,600
Rohm & Haas Co	20,420	663,242
Smurfit-Stone Container Corp *	61,952	953,503

		4,142,577

Producer Durables - 3.16%

Applied Materials Inc *	101,800	1,326,454
Brooks-PRI Automation Inc *	25,150	288,219
Deere & Co	8,800	403,480
Dover Corp	26,450	771,282
Illinois Tool Works Inc	8,309	538,922
KB Home	7,800	334,230
KLA-Tencor Corp *	21,200	749,844
Lam Research Corp *	64,050	691,740
Lennar Corp	14,300	737,880
Lexmark International Inc *	45,250	2,737,625
Lockheed Martin Corp	18,342	1,059,250
Novellus Systems Inc *	17,000	477,360
Parker Hannifin Corp	14,250	657,352
Pitney Bowes Inc	13,950	455,607
Teradyne Inc *	28,400	369,484
United Technologies Corp	13,094	811,042

		12,409,771

Technology - 18.92%

Adobe Systems Inc	49,450	1,231,800
BMC Software Inc *	18,600	318,246
Broadcom Corp ‘A’ *	16,100	242,466
Cisco Systems Inc *	587,656	7,698,294
Computer Sciences Corp *	19,627	676,150
Dell Computer Corp *	330,110	8,827,141
Emulex Corp *	46,700	866,285
Extreme Networks Inc *	53,150	173,800
Hewlett-Packard Co	148,875	2,584,470
Intel Corp	634,082	9,872,657
International Business Machines Corp	76,402	5,921,155
Jabil Circuit Inc *	15,200	272,384
L-3 Communications Holdings Inc *	8,244	370,238
Linear Technology Corp	31,900	820,468
Maxim Integrated Products Inc	20,200	667,408
McDATA Corp ‘A’ *	7,100	50,410
Mercury Interactive Corp *	4,200	124,530
Microchip Technology Inc	36,100	882,645
Microsoft Corp *	370,823	19,171,549
Motorola Inc	88,469	765,257
NetIQ Corp *	14,450	178,458
Network Associates Inc *	86,290	1,388,406
Oracle Corp *	306,534	3,310,567
QLogic Corp *	84,300	2,909,193
QUALCOMM Inc *	37,900	1,379,181
Silicon Laboratories Inc *	17,300	330,084
Symantec Corp *	42,500	1,719,125
Texas Instruments Inc	59,400	891,594
Xilinx Inc *	29,735	612,541

		74,256,502

Utilities - 2.58%

AT&T Wireless Services Inc *	80,100	452,565
BellSouth Corp	31,500	814,905

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

CenturyTel Inc	24,300	$713,934
Citizens Communications Co *	13,000	137,150
Comcast Corp ‘A’ *	15,283	360,220
Duke Energy Corp	20,700	404,478
Edison International *	20,600	244,110
Entergy Corp	23,700	1,080,483
Exelon Corp	12,100	638,517
FPL Group Inc	4,700	282,611
Nextel Communications Inc ‘A’ *	121,300	1,401,015
Progress Energy Inc	7,900	342,465
SBC Communications Inc	42,051	1,140,003
Sprint Corp-FON Group	39,365	570,005
Verizon Communications Inc	39,775	1,541,281

		10,123,742

Total Common Stocks (Cost $473,741,877)		387,149,539

FOREIGN COMMON STOCKS - 0.59%

Bermuda - 0.35%

Marvell Technology Group Ltd *	14,450	272,527
Tyco International Ltd	63,300	1,081,164

		1,353,691

Canada - 0.05%

Four Seasons Hotels Inc	7,450	210,462

France - 0.07%

Business Objects SA ADR *	18,300	274,500

United Kingdom - 0.12%

Shire Pharmaceuticals Group PLC ADR *	25,612	483,811

Total Foreign Common Stocks (Cost $2,410,080)		2,322,464

	Principal Amount

SHORT-TERM INVESTMENT - 0.84%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 0.84%

Lehman Brothers Inc 1.150% due 01/02/03 (Dated 12/31/02, repurchase price of $3,305,211; collateralized by Fannie Mae—market value $3,375,555 and due 10/7/04)	$3,305,000	3,305,000

Total Securities Held Under Repurchase Agreement		3,305,000

Total Short-Term Investment (Cost $3,305,000)		3,305,000

TOTAL INVESTMENTS - 100.07% (Cost $479,456,957)		392,777,003

OTHER ASSETS AND LIABILITIES, NET - (0.07%)		(286,686)

NET ASSETS - 100.00%		$392,490,317

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

AGGRESSIVE EQUITY PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

COMMON STOCKS - 93.20%

Autos & Transportation - 2.98%

Mesa Air Group Inc *	328,543	$1,337,170
Pacer International Inc *	148,277	1,972,084
USFreightways Corp	56,300	1,618,625
Visteon Corp	300,500	2,091,480

		7,019,359

Consumer Discretionary - 22.75%

ADVO Inc *	58,200	1,910,706
Argosy Gaming Co *	142,941	2,705,873
Barnes & Noble Inc *	133,300	2,408,731
BearingPoint Inc *	367,900	2,538,510
Belo Corp ‘A’	62,500	1,332,500
Charlotte Russe Holding Inc *	85,880	911,187
Cost Plus Inc CA *	42,100	1,207,007
Cox Radio Inc ‘A’ *	51,700	1,179,277
Emmis Communications Corp ‘A’ *	205,400	4,278,482
Foot Locker Inc *	199,100	2,090,550
Global Imaging Systems Inc *	145,500	2,674,290
Heidrick & Struggles International Inc *	109,300	1,603,431
International Flavors & Fragrances Inc	24,100	845,910
Learning Tree International Inc *	105,900	1,450,830
MAXIMUS Inc *	104,149	2,718,289
Media General Inc ‘A’	35,362	2,119,952
On Assignment Inc *	155,300	1,323,156
Park Place Entertainment Corp *	436,329	3,665,163
Regal Entertainment Group ‘A’	137,500	2,945,250
Sinclair Broadcast Group Inc ‘A’ *	276,722	3,218,277
The ServiceMaster Co	301,459	3,346,195
The Yankee Candle Co Inc *	145,300	2,324,800
Viad Corp	213,700	4,776,195

		53,574,561

Consumer Staples - 0.66%

Duane Reade Inc *	91,400	1,553,800

Diversified - 3.05%

Brunswick Corp	239,095	4,748,427
FMC Corp *	88,400	2,415,088

		7,163,515

Energy - 0.76%

Pioneer Natural Resources Co *	70,800	1,787,700

Financial Services - 21.98%

A.G. Edwards Inc	99,700	3,286,112
Arden Realty Inc	87,000	1,927,050
Astoria Financial Corp	86,315	2,343,452
Barra Inc *	91,500	2,775,195
Brandywine Realty Trust	52,900	1,153,749
Brookline Bancorp Inc	264,700	3,149,930
Equifax Inc	95,300	2,205,242
Federated Investors Inc ‘B’	124,800	3,166,176
FelCor Lodging Trust Inc	194,100	2,220,504
Interactive Data Corp *	170,524	2,344,705
New York Community Bancorp Inc	41,009	1,184,340
Odyssey Re Holdings Corp	98,200	1,738,140
Pan Pacific Retail Properties Inc	51,500	1,881,295
Sovereign Bancorp Inc	385,067	5,410,191
T. Rowe Price Group Inc	165,200	4,506,656
Waddell & Reed Financial Inc ‘A’	269,000	5,291,230
Webster Financial Corp	75,572	2,629,906
Westamerica Bancorp	56,100	2,254,098
Wilmington Trust Corp	72,400	2,293,632

		51,761,603

Health Care - 7.88%

AdvancePCS *	92,317	2,050,361
Bio-Rad Laboratories Inc ‘A’ *	40,800	1,578,960
C.R. Bard Inc	95,360	5,530,880
CONMED Corp *	29,700	581,823
First Health Group Corp *	83,590	2,035,416
Oxford Health Plans Inc *	52,909	1,928,533
Pediatrix Medical Group Inc *	44,000	1,762,640
Renal Care Group Inc *	37,000	1,170,680
Sybron Dental Specialties Inc *	129,000	1,922,100

		18,561,393

Materials & Processing - 7.98%

AK Steel Holding Corp *	311,200	2,489,600
Albemarle Corp	43,800	1,246,110
Ferro Corp	87,100	2,127,853
FMC Technologies Inc *	103,900	2,122,677
Freeport-McMoRan Copper & Gold Inc ‘B’ *	215,500	3,616,090
Insituform Technologies Inc ‘A’ *	137,800	2,349,490
Mueller Industries Inc *	68,207	1,858,641
Smurfit-Stone Container Corp *	194,007	2,985,962

		18,796,423

Producer Durables - 15.54%

Actuant Corp ‘A’ *	50,900	2,364,305
Applied Films Corp *	108,088	2,160,679
BE Aerospace Inc *	306,000	1,113,840
Belden Inc	118,526	1,803,966
Briggs & Stratton Corp	70,269	2,984,324
Cognex Corp *	137,500	2,534,125
HON Industries Inc	47,000	1,329,160
Kennametal Inc	72,800	2,510,144
Mykrolis Corp *	295,000	2,153,500
Pall Corp	203,700	3,397,716
Pentair Inc	107,400	3,710,670
Polycom Inc *	166,396	1,584,090
Teledyne Technologies Inc *	119,700	1,876,896
Thermo Electron Corp *	180,300	3,627,636
Triumph Group Inc *	63,774	2,036,942
United Defense Industries Inc *	59,811	1,393,596

		36,581,589

Technology - 6.02%

Avocent Corp *	125,000	2,777,500
Lattice Semiconductor Corp *	396,792	3,479,866
Merix Corp *	65,052	546,437
Network Associates Inc *	143,600	2,310,524
PerkinElmer Inc	270,252	2,229,579
RadiSys Corp *	170,700	1,362,186
SBS Technologies Inc *	160,700	1,472,012

		14,178,104

Utilities - 3.60%

PNM Resources Inc	121,700	2,898,894
SCANA Corp	72,600	2,247,696
Sierra Pacific Resources	510,946	3,321,149

		8,467,739

Total Common Stocks (Cost $263,021,401)		219,445,786

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

AGGRESSIVE EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value

FOREIGN COMMON STOCKS - 5.24%

Bahamas - 1.22%

Teekay Shipping Corp	70,332	$2,862,512

Bermuda - 1.77%

IPC Holdings Ltd *	85,500	2,696,670
Orient-Express Hotels Ltd ‘A’ *	109,251	1,474,888

		4,171,558

Canada - 0.96%

Four Seasons Hotels Inc	32,400	915,300
Zarlink Semiconductor Inc *	600,300	1,356,678

		2,271,978

Cayman Islands - 1.29%

Garmin Ltd *	103,340	3,027,862

Total Foreign Common Stocks (Cost $16,876,231)		12,333,910

	Principal Amount

SHORT-TERM INVESTMENTS - 1.80%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 1.80%

Lehman Brothers Inc 1.150% due 01/02/03 (Dated 12/31/02, repurchase price of $3,376,216; collateralized by Freddie Mac—market value $3,456,211 and due 03/15/31)	$3,376,000	3,376,000

State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $871,036; collateralized by U.S. Treasury Bonds—market value $889,200 and due 05/15/18)	871,000	871,000

Total Securities Held Under Repurchase Agreement		4,247,000

Total Short-Term Investments (Cost $4,247,000)		4,247,000

TOTAL INVESTMENTS - 100.24% (Cost $284,144,632)		236,026,696

OTHER ASSETS AND LIABILITIES, NET - (0.24%)		(553,430)

NET ASSETS - 100.00%		$235,473,266

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2002

	Shares	Value

CONVERTIBLE PREFERRED STOCK - 0.62%

Autos & Transportation - 0.62%

Ford Motor Co Capital Trust II	153,800	$6,282,730

Total Convertible Preferred Stock (Cost $7,598,240)		6,282,730

COMMON STOCKS - 83.83%

Consumer Discretionary - 12.26%

Costco Wholesale Corp *	323,300	9,071,798
Federated Department Stores Inc *	459,100	13,203,716
Home Depot Inc	575,000	13,777,000
Kimberly-Clark Corp	346,200	16,434,114
Liberty Media Corp ‘A’ *	1,775,731	15,875,035
McDonald’s Corp	915,100	14,714,808
MGM MIRAGE *	344,393	11,354,638
Target Corp	491,700	14,751,000
The Gap Inc	890,300	13,817,456

		122,999,565

Consumer Staples - 6.01%

General Mills Inc	223,000	10,469,850
Philip Morris Cos Inc	473,500	19,190,955
R.J. Reynolds Tobacco Holdings Inc	312,200	13,146,742
Safeway Inc *	751,300	17,550,368

		60,357,915

Diversified - 2.36%

Fortune Brands Inc	213,100	9,911,281
Honeywell International Inc	573,300	13,759,200

		23,670,481

Energy - 1.38%

Burlington Resources Inc	326,000	13,903,900

Financial Services - 25.12%

American Express Co	393,000	13,892,550
American International Group Inc	275,500	15,937,675
Bank of America Corp	202,200	14,067,054
Comerica Inc	48,000	2,075,520
Equity Office Properties Trust	546,300	13,646,574
FleetBoston Financial Corp	469,500	11,408,850
Freddie Mac	183,100	10,812,055
Goldman Sachs Group Inc	179,800	12,244,380
J.P. Morgan Chase & Co	411,200	9,868,800
MBNA Corp	618,150	11,757,213
Merrill Lynch & Co Inc	436,800	16,576,560
Morgan Stanley	376,600	15,033,872
The Bank of New York Co Inc	605,000	14,495,800
The Hartford Financial Services Group Inc	140,900	6,401,087
The St. Paul Cos Inc	318,600	10,848,330
U.S. Bancorp	806,100	17,105,442
Wachovia Corp	406,100	14,798,284
Waddell & Reed Financial Inc ‘A’	777,600	15,295,392
Washington Mutual Inc	378,800	13,079,964
Wells Fargo & Co	270,100	12,659,587

		252,004,989

Health Care - 8.08%

HCA Inc	338,300	14,039,450
Pfizer Inc	412,900	12,622,353
Pharmacia Corp	335,000	14,003,000
Schering-Plough Corp	799,900	17,757,780
Tenet Healthcare Corp *	499,200	8,186,880
Wyeth	387,400	14,488,760

		81,098,223

Integrated Oils - 3.82%

ChevronTexaco Corp	122,500	8,143,800
ConocoPhillips	259,392	12,551,979
Marathon Oil Corp	354,700	7,551,563
Transocean Inc	433,500	10,057,200

		38,304,542

Materials & Processing - 3.69%

Alcoa Inc	685,800	15,622,524
International Paper Co	347,200	12,141,584
The Dow Chemical Co	312,100	9,269,370

		37,033,478

Producer Durables - 1.40%

United Technologies Corp	226,500	14,029,410

Technology - 11.53%

3Com Corp *	1,019,800	4,721,674
Agere Systems Inc ‘B’ *	951,474	1,332,064
Comverse Technology Inc *	1,305,300	13,079,106
Hewlett-Packard Co	1,208,200	20,974,352
Intel Corp	101,400	1,578,798
International Business Machines Corp	111,100	8,610,250
Lucent Technologies Inc *	13,607,200	17,145,072
Micron Technology Inc *	390,600	3,804,444
Motorola Inc	1,148,900	9,937,985
National Semiconductor Corp *	652,900	9,800,029
Solectron Corp *	3,154,000	11,196,700
Sun Microsystems Inc *	4,338,000	13,491,180

		115,671,654

Utilities - 8.18%

AT&T Corp	236,740	6,181,281
AT&T Wireless Services Inc *	2,697,600	15,241,440
Comcast Corp ‘A’ *	382,926	9,025,566
Comcast Corp Special ‘A’ *	298,400	6,740,856
Progress Energy Inc	242,900	10,529,715
SBC Communications Inc	399,900	10,841,289
Verizon Communications Inc	579,000	22,436,250
Xcel Energy Inc	93,900	1,032,900

		82,029,297

Total Common Stocks (Cost $1,033,304,715)		841,103,454

FOREIGN PREFERRED STOCK - 1.84%

Australia - 1.84%

The News Corp Ltd ADR	815,200	18,464,280

Total Foreign Preferred Stock (Cost $23,709,147)		18,464,280

FOREIGN COMMON STOCKS - 6.69%

Bermuda - 1.49%

XL Capital Ltd ‘A’	193,000	14,909,250

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2002

	Shares	Value
Finland - 1.76%

Nokia OYJ ADR	1,138,900	$17,652,950

France - 1.26%

TotalFinaElf SA ADR	177,100	12,662,650

Netherlands - 1.06%

Royal Dutch Petroleum Co ‘NY’	241,200	10,617,624

United Kingdom - 1.12%

BP PLC ADR	276,600	11,243,790

Total Foreign Common Stocks (Cost $72,945,476)		67,086,264

	Principal Amount

CONVERTIBLE CORPORATE BOND - 0.25%

Consumer Discretionary - 0.25%

Charter Communications Inc 5.750% due 10/15/05	$11,512,000	2,532,640

Total Convertible Corporate Bond (Cost $6,238,457)		2,532,640

SHORT-TERM INVESTMENT - 6.44%

SECURITIES HELD UNDER REPURCHASE AGREEMENT - 6.44%

State Street Bank and Trust Co 1.050% due 01/02/03 (Dated 12/31/02, repurchase price of $64,569,766; collateralized by U.S. Treasury Bonds—market value $1,977,294 and due 11/15/21; and market value $63,901,069 and due 08/15/29)	64,566,000	64,566,000

Total Securities Held Under Repurchase Agreement		64,566,000

Total Short-Term Investment (Cost $64,566,000)		64,566,000

TOTAL INVESTMENTS - 99.67% (Cost $1,208,362,035)		1,000,035,368

OTHER ASSETS AND LIABILITIES, NET - 0.33%		3,292,544

NET ASSETS - 100.00%		$1,003,327,912

Explanation of Symbols for Schedules of Investments

~	Securities purchased in a private placement transaction; resale to the public may require registration.
#	Securities purchased on a when-issued or delayed delivery basis.
+	Securities were valued under procedures established by the Board of Trustees.
*	Non-income producing securities.
**	Securities have been fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of December 31, 2002.
“	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Securities with their principal amount adjusted for inflation.
++	Variable rate securities. The rate listed was as of December 31, 2002.
##	Securities were in default.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

(In thousands, except per share amounts)	Blue	Aggressive	Emerging	Diversified	Small-Cap	International	I-Net	Financial	Health
	Chip	Growth	Markets	Research	Equity	Large-Cap	Tollkeeper	Services	Sciences
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$581,518	$45,331	$142,367	$212,889	$396,460	$490,657	$43,146	$66,948	$77,627
Collateral held for securities loaned, at fair value	8,202	11,492	—	15,075	90,732	73,065	3,699	175	—
Cash	—	—	9,463	1	—	—	—	1	1
Foreign currency held, at value (1)	—	—	593	—	—	80	—	—	—
Receivables:
Dividends and interest	378	7	346	289	614	405	2	90	60
Fund shares sold	1,158	53	392	282	179	716	23	28	25
Securities sold	369	—	10,425	—	25	1,169	—	417	—
Forward foreign currency contracts appreciation	—	—	—	—	—	1,903	—	—	—
Variation margin	12	—	—	—	—	—	—	—	—
Other assets	—	—	97	—	—	7	—	—	—

Total Assets	591,637	56,883	163,683	228,536	488,010	568,002	46,870	67,659	77,713

LIABILITIES
Payable upon return of securities loaned	8,202	11,492	—	15,075	90,732	73,065	3,699	175	—
Payables:
Fund shares redeemed	29	12	48	11	248	898	63	627	683
Securities purchased	—	—	14,569	66	218	866	484	480	—
Due to custodian	1	—	—	—	—	73	—	—	—
Accrued advisory fees	470	40	142	165	224	433	48	62	72
Accrued custodian and portfolio accounting fees	31	8	96	11	32	97	3	8	3
Accrued deferred trustee compensation	5	1	2	2	4	4	—	1	1
Accrued other	26	4	24	9	25	28	4	9	2
Forward foreign currency contracts depreciation	—	—	—	—	—	833	—	—	—
Other liabilities	—	—	112	—	—	12	—	—	—

Total Liabilities	8,764	11,557	14,993	15,339	91,483	76,309	4,301	1,362	761

NET ASSETS	$582,873	$45,326	$148,690	$213,197	$396,527	$491,693	$42,569	$66,297	$76,952

NET ASSETS CONSIST OF:
Paid-in capital	$813,668	$67,688	$239,504	$282,256	$709,277	$719,573	$157,284	$81,069	$97,834
Accumulated undistributed net investment income (loss)	129	(8)	102	122	462	3,072	8	141	(8)
Accumulated undistributed net realized loss	(132,454)	(21,291)	(86,639)	(19,350)	(154,579)	(110,819)	(92,485)	(10,433)	(20,539)
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	(98,470)	(1,063)	(4,277)	(49,831)	(158,633)	(120,133)	(22,238)	(4,480)	(335)

NET ASSETS	$582,873	$45,326	$148,690	$213,197	$396,527	$491,693	$42,569	$66,297	$76,952

Shares of beneficial interest outstanding of $.001 par value	96,837	7,274	25,091	26,455	29,994	94,731	15,464	8,416	10,870

Net Asset Value Per Share	$6.02	$6.23	$5.93	$8.06	$13.22	$5.19	$2.75	$7.88	$7.08

Investments, at cost	$679,877	$46,394	$146,715	$262,721	$555,093	$614,100	$65,383	$71,428	$77,962
Securities on loan, at value	7,933	11,082	—	14,222	85,238	69,553	3,533	171	—
Foreign currency held, at cost (1)	—	—	502	—	—	80	—	—	—

(1)	The total value and cost of foreign currency held by the Health Sciences Portfolio in full dollar were $19 and $18, respectively, and are not shown on the above Statements of Assets and Liabilities due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2002

(In thousands, except per share amounts)		Telecom-	Multi-	Large-Cap	Strategic	Growth	Focused	Mid-Cap	International
	Technology	munications	Strategy	Core	Value	LT	30	Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio (1)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$41,036	$15,452	$579,154	$722,927	$74,297	$1,453,687	$37,535	$723,468	$997,563
Collateral held for securities loaned, at fair value	1,307	3,112	—	—	1,498	108,029	5,313	23,145	165,319
Cash	1	5	73	—	1	—	—	—	—
Foreign currency held, at value	—	—	—	180	—	—	3	—	—
Receivables:
Dividends and interest	5	20	2,873	963	53	562	5	659	1,814
Fund shares sold	192	—	55	4	851	494	8	167	625
Securities sold	90	47	148,102	167,590	—	—	588	—	—
Forward foreign currency contracts appreciation	—	—	—	—	—	577	—	—	—
Other assets	—	—	1	17	—	—	—	—	—

Total Assets	42,631	18,636	730,258	891,681	76,700	1,563,349	43,452	747,439	1,165,321

LIABILITIES
Payable upon return of securities loaned	1,307	3,112	—	—	1,498	108,029	5,313	23,145	165,319
Payables:
Fund shares redeemed	10	50	24,645	1,397	15	69	3	839	438
Securities purchased	6	15	151,149	137,848	—	9,325	—	3,889	2,718
Due to custodian	—	—	—	7,286	—	9	—	—	—
Accrued advisory fees	41	14	324	425	61	944	32	522	706
Accrued custodian and portfolio accounting fees	7	4	32	44	8	83	4	51	116
Accrued deferred trustee compensation	—	—	6	9	1	16	—	7	10
Accrued other	3	1	26	43	14	75	3	54	38
Outstanding options written, at value	8	—	—	—	—	—	—	—	—
Forward foreign currency contracts depreciation	—	—	—	—	—	4,898	5	—	—
Other liabilities	—	—	27	—	—	1	—	—	3

Total Liabilities	1,382	3,196	176,209	147,052	1,597	123,449	5,360	28,507	169,348

NET ASSETS	$41,249	$15,440	$554,049	$744,629	$75,103	$1,439,900	$38,092	$718,932	$995,973

NET ASSETS CONSIST OF:
Paid-in capital	$79,647	$34,583	$696,647	$1,259,582	$109,134	$3,295,169	$71,882	$807,596	$1,399,250
Accumulated undistributed net investment income (loss)	(8)	(9)	929	815	22	—	7	507	4,542
Accumulated undistributed net realized loss	(29,390)	(18,164)	(124,932)	(389,819)	(24,298)	(1,688,640)	(32,204)	(64,344)	(214,477)
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	(9,000)	(970)	(18,595)	(125,949)	(9,755)	(166,629)	(1,593)	(24,827)	(193,342)

NET ASSETS	$41,249	$15,440	$554,049	$744,629	$75,103	$1,439,900	$38,092	$718,932	$995,973

Shares of beneficial interest outstanding of $.001 par value	13,016	5,479	44,405	49,997	11,009	110,084	7,592	63,124	96,961

Net Asset Value Per Share	$3.17	$2.82	$12.48	$14.89	$6.82	$13.08	$5.02	$11.39	$10.27

Investments, at cost	$50,056	$16,422	$597,725	$848,891	$84,052	$1,620,892	$39,128	$748,294	$1,191,103
Securities on loan, at value	1,254	2,986	—	—	1,353	102,792	5,129	22,315	157,253
Foreign currency held, at cost	—	—	—	181	—	—	3	—	—

(1)	Formerly named Equity Income Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2002

(In thousands, except per share amounts)	Capital	Mid-Cap	Global	Equity	Small-Cap	Real	Inflation	Managed	Money
	Opportunities	Growth	Growth	Index	Index	Estate	Managed	Bond	Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio (1)	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$149,779	$93,908	$27,561	$1,458,670	$298,154	$297,019	$2,493,951	$2,915,702	$1,751,858
Collateral held for securities loaned, at fair value	3,591	7,778	1,361	30,409	48,588	—	62,359	292,403	—
Cash (2)	1	1	12	2,646	2,660	28	6	—	—
Foreign currency held, at value	—	—	63	—	—	—	120	21,414	—
Receivables:
Dividends and interest	244	59	39	2,268	413	2,231	6,808	24,803	589
Fund shares sold	115	932	25	78	583	250	9,821	4,461	4,961
Securities sold	290	566	194	3	243	1,018	96,727	20,679	—
Other	—	—	—	—	—	—	2	921	—
Forward foreign currency contracts appreciation	—	—	—	—	—	—	—	1,394	—
Variation margin	—	—	—	34	9	—	—	—	—
Other assets	—	—	1	—	—	—	—	—	—

Total Assets	154,020	103,244	29,256	1,494,108	350,650	300,546	2,669,794	3,281,777	1,757,408

LIABILITIES
Payable upon return of securities loaned	3,591	7,778	1,361	30,409	48,588	—	62,359	292,403	—
Payables:
Fund shares redeemed	3,196	—	—	3,133	—	10	1	430	7,190
Securities purchased	1,130	3,057	536	—	496	485	1,300,567	313,216	—
Due to custodian	—	—	—	—	21	—	—	5	—
Accrued advisory fees	102	69	25	320	126	275	635	1,311	472
Accrued custodian and portfolio accounting fees	10	16	42	76	32	21	58	156	99
Accrued deferred trustee compensation	1	1	—	15	3	3	9	22	15
Accrued swap agreements (net)	—	—	—	—	—	—	3,560	927	—
Accrued other	7	5	6	81	17	17	49	128	87
Outstanding options written, at value	—	—	—	—	—	—	365	30,008	—
Forward foreign currency contracts depreciation	—	—	—	—	—	—	735	186	—
Interest rate swaps depreciation	—	—	—	—	—	—	799	6,803	—
Variation margin	—	—	—	—	—	—	—	935	—
Other liabilities	—	—	—	—	—	—	—	5,947	—

Total Liabilities	8,037	10,926	1,970	34,034	49,283	811	1,369,137	652,477	7,863

NET ASSETS	$145,983	$92,318	$27,286	$1,460,074	$301,367	$299,735	$1,300,657	$2,629,300	$1,749,545

NET ASSETS CONSIST OF:
Paid-in capital	$215,865	$165,078	$36,519	$1,907,848	$398,005	$301,271	$1,177,809	$2,485,842	$1,749,520
Accumulated undistributed net investment income (loss)	90	(8)	(12)	248	259	5,979	1,205	7,241	25
Accumulated undistributed net realized gain (loss)	(60,770)	(70,180)	(7,747)	(34,718)	(21,717)	322	74,618	124,075	—
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(9,202)	(2,572)	(1,474)	(413,304)	(75,180)	(7,837)	47,025	12,142	—

NET ASSETS	$145,983	$92,318	$27,286	$1,460,074	$301,367	$299,735	$1,300,657	$2,629,300	$1,749,545

Shares of beneficial interest outstanding of $.001 par value	23,678	21,465	3,986	69,840	37,396	24,806	107,815	226,848	173,417

Net Asset Value Per Share	$6.17	$4.30	$6.85	$20.91	$8.06	$12.08	$12.06	$11.59	$10.09

Investments, at cost	$158,982	$96,479	$29,036	$1,871,695	$372,903	$304,856	$2,446,218	$2,897,515	$1,751,858
Securities on loan, at value	3,213	7,476	1,303	28,351	45,145	—	61,073	286,615	—
Foreign currency held, at cost	—	—	63	—	—	—	116	20,911	—

(1)	Formerly named REIT Portfolio.
(2)	Includes margin deposits segregated for futures contracts in the Equity Index and Small-Cap Index Portfolios of $2,645 and $2,660, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2002

(In thousands, except per share amounts)	High Yield	Equity			Aggressive	Large-Cap
	Bond	Income	Research	Equity	Equity	Value
	Portfolio	Portfolio (1)	Portfolio (1)	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$509,312	$116,619	$20,485	$392,777	$236,027	$1,000,035
Collateral held for securities loaned, at fair value	90,774	1,753	1,484	14,051	29,145	44,091
Cash	—	1	1	—	1	1,156
Receivables:
Dividends and interest	10,255	228	31	426	223	1,946
Fund shares sold	5,075	5	13	56	96	838
Securities sold	1,118	94	—	279	—	2,707
Forward foreign currency contracts appreciation	—	—	4	—	—	—

Total Assets	616,534	118,700	22,018	407,589	265,492	1,050,773

LIABILITIES
Payable upon return of securities loaned	90,774	1,753	1,484	14,051	29,145	44,091
Payables:
Fund shares redeemed	120	2,932	—	125	313	1,270
Securities purchased	—	1,706	—	311	346	1,234
Due to custodian	1,118	—	—	263	—	—
Accrued advisory fees	265	91	18	224	163	736
Accrued custodian and portfolio accounting fees	30	21	4	77	26	53
Accrued deferred trustee compensation	4	—	—	5	3	9
Accrued other	21	5	2	43	23	52
Forward foreign currency contracts depreciation	—	—	29	—	—	—

Total Liabilities	92,332	6,508	1,537	15,099	30,019	47,445

NET ASSETS	$524,202	$112,192	$20,481	$392,490	$235,473	$1,003,328

NET ASSETS CONSIST OF:
Paid-in capital	$714,297	$127,723	$24,325	$890,208	$429,170	$1,325,617
Accumulated undistributed net investment income (loss)	248	(9)	(37)	(266)	237	1,032
Accumulated undistributed net realized loss	(169,441)	(4,209)	(2,898)	(410,773)	(145,815)	(114,994)
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	(20,902)	(11,313)	(909)	(86,679)	(48,119)	(208,327)

NET ASSETS	$524,202	$112,192	$20,481	$392,490	$235,473	$1,003,328

Shares of beneficial interest outstanding of $.001 par value	83,424	13,091	2,607	27,925	34,270	112,158

Net Asset Value Per Share	$6.28	$8.57	$7.86	$14.06	$6.87	$8.95

Investments, at cost	$530,214	$127,931	$21,395	$479,457	$284,145	$1,208,362
Securities on loan, at value	88,625	1,702	1,419	13,455	27,675	36,098

(1) Operations commenced on January 2, 2002.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)	Blue	Aggressive	Emerging	Diversified	Small-Cap	International	I-Net	Financial	Health
	Chip	Growth	Markets	Research	Equity	Large-Cap	Tollkeeper	Services	Sciences
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$5,747	$123	$2,816	$2,576	$4,834	$7,765	$14	$1,117	$472
Interest	534	66	46	91	669	365	17	48	74
Securities lending	28	22	109	53	390	381	26	8	10
Other	—	—	—	—	222	4	—	—	—

Total Investment Income	6,309	211	2,971	2,720	6,115	8,515	57	1,173	556

EXPENSES
Advisory fees	5,204	644	1,863	1,927	3,221	5,143	676	764	935
Custodian fees and expenses	36	29	262	15	39	261	3	20	12
Portfolio accounting fees	101	13	61	40	92	106	9	14	18
Printing expenses	45	6	14	18	44	41	4	6	7
Postage and mailing expenses	14	2	3	5	10	11	7	2	2
Distribution expenses	71	16	—	43	19	—	—	32	41
Legal fees	13	2	9	5	12	11	1	2	2
Trustees’ fees and expenses	12	2	4	4	11	11	1	1	2
Interest expense	3	—	18	3	4	2	—	1	—
Other	28	3	26	11	23	31	2	4	4

Total Expenses	5,527	717	2,260	2,071	3,475	5,617	703	846	1,023
Custodian Credits	—	—	(2)	—	—	—	—	—	—
Recaptured Distribution Expenses	(71)	(16)	—	(43)	(19)	—	—	(32)	(41)
Recoupment of Adviser's Reimbursement	—	8	—	—	—	—	—	23	4

Net Expenses	5,456	709	2,258	2,028	3,456	5,617	703	837	986

NET INVESTMENT INCOME (LOSS)	853	(498)	713	692	2,659	2,898	(646)	336	(430)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment security transactions	(99,055)	(9,998)	(16,416)	(15,121)	(43,400)	(74,570)	(38,040)	(7,572)	(18,444)
Future contracts and written option transactions	(2,045)	—	—	—	—	—	—	—	—
Foreign currency transactions	—	—	(428)	—	—	6,286	—	(5)	(18)

Net Realized Loss on Investments and Foreign Currency Transactions	(101,100)	(9,998)	(16,844)	(15,121)	(43,400)	(68,284)	(38,040)	(7,577)	(18,462)

Net change in unrealized appreciation (depreciation) on:
Investment security transactions	(68,234)	(2,174)	10,290	(52,011)	(99,337)	(15,106)	11,087	(5,799)	(4,352)
Futures contracts and written options	(65)	—	—	—	—	—	—	—	—
Foreign currency transactions	—	—	136	—	—	(2,216)	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(68,299)	(2,174)	10,426	(52,011)	(99,337)	(17,322)	11,087	(5,799)	(4,352)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(169,399)	(12,172)	(6,418)	(67,132)	(142,737)	(85,606)	(26,953)	(13,376)	(22,814)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($168,546)	($12,670)	($5,705)	($66,440)	($140,078)	($82,708)	($27,599)	($13,040)	($23,244)

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)	Technology Portfolio	Telecom- munications Portfolio	Multi- Strategy Portfolio	Large-Cap Core Portfolio (1)	Strategic Value Portfolio	Growth LT Portfolio	Focused 30 Portfolio	Mid-Cap Value Portfolio	International Value Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$42	$119	$5,414	$13,764	$711	$11,334	$196	$10,513	$24,039
Interest	43	26	12,470	183	198	3,544	168	439	515
Securities lending	17	13	66	97	21	538	17	189	1,412
Other	—	—	12	19	—	20	—	2	23

Total Investment Income	102	158	17,962	14,063	930	15,436	381	11,143	25,989

EXPENSES
Advisory fees	449	145	4,329	6,417	823	13,192	459	6,873	9,086
Custodian fees and expenses	20	15	33	37	16	81	17	34	422
Portfolio accounting fees	9	4	135	177	18	310	10	149	200
Printing expenses	4	1	57	88	7	154	4	69	90
Postage and mailing expenses	1	—	12	20	2	21	1	20	17
Distribution expenses	—	—	51	119	—	1,364	—	597	—
Legal fees	1	—	18	25	3	40	3	19	24
Trustees’ fees and expenses	1	—	15	22	2	39	1	18	23
Interest expense	—	—	7	7	2	27	—	25	5
Other	2	1	31	42	4	74	3	40	43

Total Expenses	487	166	4,688	6,954	877	15,302	498	7,844	9,910
Custodian Credits	—	—	(2)	(1)	—	—	—	(1)	(1)
Recaptured Distribution Expenses	—	—	(51)	(119)	—	(1,364)	—	(597)	—
Adviser Expense Reimbursement	—	(6)	—	—	—	—	—	—	—
Recoupment of Adviser’s Reimbursement	3	—	—	—	36	—	8	—	—

Net Expenses	490	160	4,635	6,834	913	13,938	506	7,246	9,909

NET INVESTMENT INCOME (LOSS)	(388)	(2)	13,327	7,229	17	1,498	(125)	3,897	16,080

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment security transactions	(21,558)	(12,086)	(115,819)	(337,028)	(12,195)	(625,724)	(7,954)	(57,062)	(158,587)
Future contracts and written option transactions	276	18	1,535	—	—	—	—	—	—
Foreign currency transactions	—	(3)	(83)	6	(1)	(1,897)	—	—	(526)

Net Realized Loss on Investments and Foreign Currency Transactions	(21,282)	(12,071)	(114,367)	(337,022)	(12,196)	(627,621)	(7,954)	(57,062)	(159,113)

Net change in unrealized appreciation (depreciation) on:
Investment security transactions	(6,112)	3,082	881	(21,643)	(11,795)	(21,191)	(9,454)	(82,798)	15,573
Futures contracts and written options	21	2	(34)	—	—	—	—	—	—
Foreign currency transactions	—	—	(25)	17	—	(4,898)	(5)	—	314

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(6,091)	3,084	822	(21,626)	(11,795)	(26,089)	(9,459)	(82,798)	15,887

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(27,373)	(8,987)	(113,545)	(358,648)	(23,991)	(653,710)	(17,413)	(139,860)	(143,226)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($27,761)	($8,989)	($100,218)	($351,419)	($23,974)	($652,212)	($17,538)	($135,963)	($127,146)

(1) Formerly named Equity Income Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)	Capital Opportunities Portfolio	Mid-Cap Growth Portfolio	Global Growth Portfolio	Equity Index Portfolio	Small-Cap Index Portfolio	Real Estate Portfolio (1)	Inflation Managed Portfolio	Managed Bond Portfolio	Money Market Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,449	$278	$412	$26,832	$3,678	$16,932	$—	$—	$—
Interest	201	152	33	363	201	100	17,786	125,839	30,357
Securities lending	18	30	17	88	165	26	32	236	—
Other	—	—	—	57	15	—	660	747	—

Total Investment Income	1,668	460	462	27,340	4,059	17,058	18,478	126,822	30,357

EXPENSES
Advisory fees	1,168	843	322	4,264	1,374	3,332	5,611	14,715	5,525
Custodian fees and expenses	33	53	157	37	67	20	51	181	66
Portfolio accounting fees	28	19	17	306	52	58	172	497	320
Printing expenses	12	8	2	147	21	24	66	195	136
Postage and mailing expenses	4	3	1	55	6	7	17	53	36
Distribution expenses	85	80	3	—	—	—	—	—	—
Legal fees	4	2	1	38	9	7	25	58	43
Trustees’ fees and expenses	3	2	1	37	6	7	19	52	36
Interest expense	3	—	1	11	5	2	17	78	9
Other	7	5	5	76	14	15	44	122	81

Total Expenses	1,347	1,015	510	4,971	1,554	3,472	6,022	15,951	6,252
Custodian Credits	—	—	—	(1)	(1)	(1)	(20)	(53)	(4)
Recaptured Distribution Expenses	(85)	(80)	(3)	—	—	—	—	—	—
Adviser Expense Reimbursement	—	—	(28)	—	—	—	—	—	—
Recoupment of Adviser's Reimbursement	13	2	—	—	—	—	—	—	—

Net Expenses	1,275	937	479	4,970	1,553	3,471	6,002	15,898	6,248

NET INVESTMENT INCOME (LOSS)	393	(477)	(17)	22,370	2,506	13,587	12,476	110,924	24,109

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment security transactions	(39,544)	(66,694)	(4,672)	(20,930)	(15,587)	907	69,569	65,417	—
Future contracts and written option transactions	—	—	—	(10,136)	(2,911)	—	306	88,346	—
Foreign currency transactions	2	—	(16)	—	—	—	(1,741)	6,568	—

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(39,542)	(66,694)	(4,688)	(31,066)	(18,498)	907	68,134	160,331	—

Net change in unrealized appreciation (depreciation) on:
Investment security transactions	(8,408)	3,465	(1,625)	(439,231)	(65,392)	(24,441)	55,136	(15,956)	—
Futures contracts and written options	—	—	—	(710)	(612)	—	135	4,395	—
Foreign currency transactions	—	—	1	—	—	—	(1,006)	(4,093)	—

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(8,408)	3,465	(1,624)	(439,941)	(66,004)	(24,441)	54,265	(15,654)	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(47,950)	(63,229)	(6,312)	(471,007)	(84,502)	(23,534)	122,399	144,677	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($47,557)	($63,706)	($6,329)	($448,637)	($81,996)	($9,947)	$134,875	$255,601	$24,109

(1)	Formerly named REIT Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)	High Yield Bond Portfolio	Equity Income Portfolio (1)	Research Portfolio (1)	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$665	$1,615	$227	$5,764	$2,269	$18,458
Interest	43,786	89	6	61	140	1,766
Securities lending	240	12	6	53	160	161
Other	181	—	—	2	58	—

Total Investment Income	44,872	1,716	239	5,880	2,627	20,385

EXPENSES
Advisory fees	2,879	652	163	3,484	2,227	8,558
Custodian fees and expenses	36	89	30	147	37	34
Portfolio accounting fees	105	13	4	97	51	183
Printing expenses	40	4	1	48	24	84
Postage and mailing expenses	10	1	1	15	12	25
Distribution expenses	—	1	1	169	319	58
Legal fees	12	3	1	13	7	23
Trustees’ fees and expenses	10	1	—	12	6	22
Interest expense	4	1	—	23	14	11
Organization expenses	—	11	11	—	—	—
Other	22	3	1	24	13	50

Total Expenses	3,118	779	213	4,032	2,710	9,048
Custodian Credits	(5)	—	—	—	(1)	(2)
Recaptured Distribution Expenses	—	(1)	(1)	(169)	(319)	(58)
Adviser Expense Reimbursement	—	(57)	(32)	—	—	—

Net Expenses	3,113	721	180	3,863	2,390	8,988

NET INVESTMENT INCOME	41,759	995	59	2,017	237	11,397

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment security transactions	(71,246)	(4,209)	(2,898)	(141,878)	(22,181)	(92,644)
Future contracts and written option transactions	—	—	—	—	—	—
Foreign currency transactions	—	—	(8)	—	—	—

Net Realized Loss on Investments and Foreign Currency Transactions	(71,246)	(4,209)	(2,906)	(141,878)	(22,181)	(92,644)

Net change in unrealized appreciation (depreciation) on:
Investment security transactions	19,710	(11,313)	(909)	(33,072)	(65,569)	(183,892)
Futures contracts and written options	—	—	—	—	—	—
Foreign currency transactions	—	—	(25)	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	19,710	(11,313)	(934)	(33,072)	(65,569)	(183,892)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(51,536)	(15,522)	(3,840)	(174,950)	(87,750)	(276,536)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($9,777)	($14,527)	($3,781)	($172,933)	($87,513)	($265,139)

(1) Operations commenced on January 2, 2002.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)	Blue Chip Portfolio	Aggressive Growth Portfolio	Emerging Markets Portfolio	Diversified Research Portfolio	Small-Cap Equity Portfolio	International Large-Cap Portfolio	I-Net Tollkeeper Portfolio	Financial Services Portfolio	Health Sciences Portfolio

OPERATIONS
Net investment income (loss)	$853	($498)	$713	$692	$2,659	$2,898	($646)	$336	($430)
Net realized loss on investments and foreign currency transactions	(101,100)	(9,998)	(16,844)	(15,121)	(43,400)	(68,284)	(38,040)	(7,577)	(18,462)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(68,299)	(2,174)	10,426	(52,011)	(99,337)	(17,322)	11,087	(5,799)	(4,352)

Net Decrease in Net Assets Resulting from Operations	(168,546)	(12,670)	(5,705)	(66,440)	(140,078)	(82,708)	(27,599)	(13,040)	(23,244)

Net Equalization Credits (Debits)	713	—	(100)	182	(320)	635	—	60	—

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(711)	—	(861)	(623)	(2,514)	(4,572)	—	(182)	—
Net realized gains	—	—	—	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(711)	—	(861)	(623)	(2,514)	(4,572)	—	(182)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	258,389	59,356	152,746	93,024	193,514	847,513	34,511	49,215	45,461
Dividend reinvestments	708	—	850	620	2,498	4,570	—	181	—
Cost of shares repurchased	(38,701)	(90,880)	(161,390)	(56,214)	(219,671)	(778,532)	(38,637)	(31,905)	(32,176)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	220,396	(31,524)	(7,794)	37,430	(23,659)	73,551	(4,126)	17,491	13,285

NET INCREASE (DECREASE) IN NET ASSETS	51,852	(44,194)	(14,460)	(29,451)	(166,571)	(13,094)	(31,725)	4,329	(9,959)

NET ASSETS

Beginning of Year	531,021	89,520	163,150	242,648	563,098	504,787	74,294	61,968	86,911

End of Year	$582,873	$45,326	$148,690	$213,197	$396,527	$491,693	$42,569	$66,297	$76,952

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)	Technology Portfolio	Telecom- munications Portfolio	Multi- Strategy Portfolio	Large-Cap Core Portfolio (1)	Strategic Value Portfolio	Growth LT Portfolio	Focused 30 Portfolio	Mid-Cap Value Portfolio	International Value Portfolio

OPERATIONS
Net investment income (loss)	($388)	($2)	$13,327	$7,229	$17	$1,498	($125)	$3,897	$16,080
Net realized loss on investments and foreign currency transactions	(21,282)	(12,071)	(114,367)	(337,022)	(12,196)	(627,621)	(7,954)	(57,062)	(159,113)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(6,091)	3,084	822	(21,626)	(11,795)	(26,089)	(9,459)	(82,798)	15,887

Net Decrease in Net Assets Resulting from Operations	(27,761)	(8,989)	(100,218)	(351,419)	(23,974)	(652,212)	(17,538)	(135,963)	(127,146)

Net Equalization Credits (Debits)	—	16	(1,425)	(1,317)	36	(466)	3	315	974

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	—	(1)	(13,194)	(6,866)	(89)	(17,804)	(79)	(3,390)	(10,425)
Net realized gains	—	—	(7,397)	—	—	—	—	(52,037)	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	—	(1)	(20,591)	(6,866)	(89)	(17,804)	(79)	(55,427)	(10,425)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	33,026	15,007	52,256	59,913	57,213	186,508	12,886	282,773	1,713,222
Dividend reinvestments	—	1	20,386	6,837	89	17,772	79	55,096	10,083
Cost of shares repurchased	(16,176)	(6,993)	(156,866)	(262,959)	(44,912)	(374,888)	(15,354)	(254,820)	(1,722,734)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	16,850	8,015	(84,224)	(196,209)	12,390	(170,608)	(2,389)	83,049	571

NET DECREASE IN NET ASSETS	(10,911)	(959)	(206,458)	(555,811)	(11,637)	(841,090)	(20,003)	(108,026)	(136,026)

NET ASSETS

Beginning of Year	52,160	16,399	760,507	1,300,440	86,740	2,280,990	58,095	826,958	1,131,999

End of Year	$41,249	$15,440	$554,049	$744,629	$75,103	$1,439,900	$38,092	$718,932	$995,973

(1) Formerly named Equity Income Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)	Capital Opportunities Portfolio	Mid-Cap Growth Portfolio	Global Growth Portfolio	Equity Index Portfolio	Small-Cap Index Portfolio	Real Estate Portfolio (1)	Inflation Managed Portfolio	Managed Bond Portfolio	Money Market Portfolio

OPERATIONS
Net investment income (loss)	$393	($477)	($17)	$22,370	$2,506	$13,587	$12,476	$110,924	$24,109
Net realized gain (loss) on investments and foreign currency transactions	(39,542)	(66,694)	(4,688)	(31,066)	(18,498)	907	68,134	160,331	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(8,408)	3,465	(1,624)	(439,941)	(66,004)	(24,441)	54,265	(15,654)	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(47,557)	(63,706)	(6,329)	(448,637)	(81,996)	(9,947)	134,875	255,601	24,109

Net Equalization Credits	173	14	—	123	1,518	2,928	10,897	4,283	1,733

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(296)	—	—	(22,183)	(2,329)	(8,328)	(10,203)	(113,468)	(24,280)
Net realized gains	—	—	—	(140,937)	—	(8,573)	(12,716)	(18,975)	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(296)	—	—	(163,120)	(2,329)	(16,901)	(22,919)	(132,443)	(24,280)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	61,391	77,641	48,672	299,270	266,478	157,184	704,739	483,948	3,253,978
Dividend reinvestments	294	—	—	162,242	2,305	16,149	22,494	128,683	24,006
Cost of shares repurchased	(22,113)	(21,014)	(38,393)	(399,025)	(104,334)	(85,980)	(169,923)	(463,827)	(3,134,903)

Net Increase in Net Assets Derived from Capital Share Transactions	39,572	56,627	10,279	62,487	164,449	87,353	557,310	148,804	143,081

NET INCREASE (DECREASE) IN NET ASSETS	(8,108)	(7,065)	3,950	(549,147)	81,642	63,433	680,163	276,245	144,643

NET ASSETS

Beginning of Year	154,091	99,383	23,336	2,009,221	219,725	236,302	620,494	2,353,055	1,604,902

End of Year	$145,983	$92,318	$27,286	$1,460,074	$301,367	$299,735	$1,300,657	$2,629,300	$1,749,545

(1) Formerly named REIT Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)	High Yield Bond Portfolio	Equity Income Portfolio (1)	Research Portfolio (1)	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio

OPERATIONS
Net investment income	$41,759	$995	$59	$2,017	$237	$11,397
Net realized loss on investments and foreign currency transactions	(71,246)	(4,209)	(2,906)	(141,878)	(22,181)	(92,644)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	19,710	(11,313)	(934)	(33,072)	(65,569)	(183,892)

Net Decrease in Net Assets Resulting from Operations	(9,777)	(14,527)	(3,781)	(172,933)	(87,513)	(265,139)

Net Equalization Credits (Debits)	2,872	645	18	(293)	(3)	2,960

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income (2)	(42,081)	(1,004)	(63)	(1,808)	—	(10,627)
Net realized gains	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(42,081)	(1,004)	(63)	(1,808)	—	(10,627)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	334,039	165,938	26,971	55,525	132,737	342,574
Dividend reinvestments	41,024	998	63	1,808	—	10,509
Cost of shares repurchased	(286,558)	(39,858)	(2,727)	(184,960)	(113,600)	(125,281)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	88,505	127,078	24,307	(127,627)	19,137	227,802

NET INCREASE (DECREASE) IN NET ASSETS .	39,519	112,192	20,481	(302,661)	(68,379)	(45,004)

NET ASSETS

Beginning of Year	484,683	—	—	695,151	303,852	1,048,332

End of Year	$524,202	$112,192	$20,481	$392,490	$235,473	$1,003,328

(1) Operations commenced on January 2, 2002.

(2) For the Research Portfolio, the amount included $28 of tax basis return of capital.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)	Blue Chip Portfolio (1)	Aggressive Growth Portfolio (1)	Emerging Markets Portfolio	Diversified Research Portfolio	Small-Cap Equity Portfolio	International Large-Cap Portfolio	I-Net Tollkeeper Portfolio	Financial Services Portfolio (1)	Health Sciences Portfolio (1)

OPERATIONS
Net investment income (loss)	$344	($356)	$1,631	$490	$3,549	$1,922	($1,220)	$147	($194)
Net realized loss on investments and foreign currency transactions	(31,354)	(11,293)	(61,942)	(1,137)	(98,846)	(29,631)	(45,555)	(2,862)	(2,105)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(30,171)	1,111	39,118	(1,997)	80,307	(55,232)	5,886	1,319	4,017

Net Increase (Decrease) in Net Assets Resulting from Operations .	(61,181)	(10,538)	(21,193)	(2,644)	(14,990)	(82,941)	(40,889)	(1,396)	1,718

Net Equalization Credits (Debits)	1,210	3	(135)	336	977	882	(14)	175	71

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income (2) .	(357)	—	(247)	(440)	(3,229)	(3,633)	—	(154)	—
Net realized gains	—	—	—	—	(81,595)	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(357)	—	(247)	(440)	(84,824)	(3,633)	—	(154)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	605,774	121,819	151,210	153,335	312,394	731,590	39,752	74,408	111,588
Dividend reinvestments	356	—	242	438	83,877	3,631	—	154	—
Cost of shares repurchased	(14,781)	(21,764)	(145,630)	(53,275)	(316,980)	(507,510)	(40,109)	(11,219)	(26,466)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	591,349	100,055	5,822	100,498	79,291	227,711	(357)	63,343	85,122

NET INCREASE (DECREASE) IN NET ASSETS	531,021	89,520	(15,753)	97,750	(19,546)	142,019	(41,260)	61,968	86,911

NET ASSETS

Beginning of Year	—	—	178,903	144,898	582,644	362,768	115,554	—	—

End of Year	$531,021	$89,520	$163,150	$242,648	$563,098	$504,787	$74,294	$61,968	$86,911

(1) Operations commenced on January 2, 2001.

(2) For the Blue Chip Portfolio, the amount included $4 of tax basis return of capital.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)	Technology Portfolio (1)	Telecom- munications Portfolio (1)	Multi- Strategy Portfolio	Large-Cap Core Portfolio (2)	Strategic Value Portfolio	Growth LT Portfolio	Focused 30 Portfolio	Mid-Cap Value Portfolio	International Value Portfolio

OPERATIONS
Net investment income (loss)	($182)	$11	$19,170	$10,312	$305	$8,299	$87	$5,162	$13,685
Net realized gain (loss) on investments and foreign currency transactions	(8,108)	(6,101)	1,812	(31,038)	(11,506)	(992,532)	(21,926)	45,814	(23,611)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,909)	(4,054)	(29,084)	(127,356)	2,372	(51,719)	14,381	20,091	(318,861)

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,199)	(10,144)	(8,102)	(148,082)	(8,829)	(1,035,952)	(7,458)	71,067	(328,787)

Net Equalization Credits (Debits)	11	30	269	(1,874)	205	(489)	45	1,772	(2,834)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income (3)	—	(15)	(18,747)	(9,847)	(283)	(28,724)	(34)	(5,211)	(12,573)
Net realized gains	—	—	(1,375)	(16,523)	—	(424,360)	—	(15,623)	(21,381)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	—	(15)	(20,122)	(26,370)	(283)	(453,084)	(34)	(20,834)	(33,954)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	77,716	36,734	126,048	157,815	74,049	437,317	31,898	493,848	2,138,854
Dividend reinvestments	—	15	19,960	26,259	282	449,927	34	20,729	33,083
Cost of shares repurchased	(14,368)	(10,221)	(120,048)	(648,074)	(21,560)	(691,924)	(15,339)	(146,152)	(2,310,100)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	63,348	26,528	25,960	(464,000)	52,771	195,320	16,593	368,425	(138,163)

NET INCREASE (DECREASE) IN NET ASSETS	52,160	16,399	(1,995)	(640,326)	43,864	(1,294,205)	9,146	420,430	(503,738)

NET ASSETS

Beginning of Year	—	—	762,502	1,940,766	42,876	3,575,195	48,949	406,528	1,635,737

End of Year	$52,160	$16,399	$760,507	$1,300,440	$86,740	$2,280,990	$58,095	$826,958	$1,131,999

(1) Operations commenced on January 2, 2001.

(2) Formerly named Equity Income Portfolio.

(3) For the International Value Portfolio, the amount included $539 of tax basis return of capital.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)	Capital Opportunities Portfolio (1)	Mid-Cap Growth Portfolio (1)	Global Growth Portfolio (1)	Equity Index Portfolio	Small-Cap Index Portfolio	Real Estate Portfolio (2)	Inflation Managed Portfolio (3)	Managed Bond Portfolio	Money Market Portfolio

OPERATIONS
Net investment income (loss)	$167	($99)	($39)	$22,957	$1,790	$9,181	$22,057	$102,242	$54,958
Net realized gain (loss) on investments and foreign currency transactions	(21,226)	(3,485)	(3,084)	143,259	(1,439)	6,596	18,565	17,498	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(794)	(6,037)	150	(468,471)	5,277	(868)	(17,824)	14,976	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(21,853)	(9,621)	(2,973)	(302,255)	5,628	14,909	22,798	134,716	54,958

Net Equalization Credits (Debits)	490	202	43	(716)	488	2,054	1,854	22,276	3,756

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(176)	—	—	(22,886)	(1,710)	(6,907)	(21,426)	(103,197)	(54,924)
Net realized gains	—	—	—	(8,020)	(13,440)	(660)	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(176)	—	—	(30,906)	(15,150)	(7,567)	(21,426)	(103,197)	(54,924)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	189,371	131,195	35,429	399,239	139,374	117,253	338,409	852,175	4,218,582
Dividend reinvestments	175	—	—	30,820	15,026	7,316	20,001	100,138	54,372
Cost of shares repurchased	(13,916)	(22,393)	(9,163)	(672,026)	(107,996)	(66,605)	(313,969)	(266,801)	(3,928,200)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	175,630	108,802	26,266	(241,967)	46,404	57,964	44,441	685,512	344,754

NET INCREASE (DECREASE) IN NET ASSETS .	154,091	99,383	23,336	(575,844)	37,370	67,360	47,667	739,307	348,544

NET ASSETS

Beginning of Year	—	—	—	2,585,065	182,355	168,942	572,827	1,613,748	1,256,358

End of Year	$154,091	$99,383	$23,336	$2,009,221	$219,725	$236,302	$620,494	$2,353,055	$1,604,902

(1) Operations commenced on January 2, 2001.

(2) Formerly named REIT Portfolio.

(3) Formerly named Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001

(In thousands)	High Yield Bond Portfolio	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio

OPERATIONS
Net investment income (loss)	$46,087	$515	($1,372)	$6,860
Net realized loss on investments and foreign currency transactions	(62,094)	(267,389)	(119,822)	(20,336)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	21,539	44,045	48,311	(36,525)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,532	(222,829)	(72,883)	(50,001)

Net Equalization Credits	2,239	—	—	5,509

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income .	(46,346)	(352)	—	(6,598)
Net realized gains (1)	—	(49,136)	—	(23,041)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(46,346)	(49,488)	—	(29,639)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	321,379	176,810	146,106	796,049
Dividend reinvestments	45,279	49,488	—	29,409
Cost of shares repurchased	(268,367)	(302,841)	(216,832)	(74,749)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	98,291	(76,543)	(70,726)	750,709

NET INCREASE (DECREASE) IN NET ASSETS	59,716	(348,860)	(143,609)	676,578

NET ASSETS

Beginning of Year	424,967	1,044,011	447,461	371,754

End of Year	$484,683	$695,151	$303,852	$1,048,332

(1) For the Equity Portfolio, the amount included $424 of tax basis return of capital.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data

For the Year or Period Ended December 31,	Net Asset Value, Beginning of Year	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year	Total Returns (1)	Net Assets, End of Year (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

Blue Chip

2002	$8.14	$0.01	($2.12)	($2.11)	($0.01)	$—	$—	($0.01)	$6.02	(25.94%)	$582,873	1.00%	1.01%	0.16%	0.14%	36.04%

01/02/2001 – 12/31/2001	10.00	0.01	(1.86)	(1.85)	(0.01)	—	—	(0.01)	8.14	(18.57%)	531,021	1.00%	1.04%	0.11%	0.07%	23.71%

Aggressive Growth

2002	$8.02	($0.04)	($1.75)	($1.79)	$—	$—	$—	$—	$6.23	(22.32%)	$45,326	1.10%	1.13%	(0.77%)	(0.80%)	121.51%

01/02/2001 – 12/31/2001	10.00	(0.03)	(1.95)	(1.98)	—	—	—	—	8.02	(19.78%)	89,520	1.10%	1.24%	(0.65%)	(0.79%)	83.91%

Emerging Markets

2002	$6.14	$0.03	($0.21)	($0.18)	($0.03)	$—	$—	($0.03)	$5.93	(3.07%)	$148,690	1.33%	1.33%	0.42%	0.42%	136.43%

2001	6.73	0.04	(0.62)	(0.58)	(0.01)	—	—	(0.01)	6.14	(8.68%)	163,150	1.31%	1.32%	0.92%	0.91%	84.53%

2000	10.48	(0.03)	(3.71)	(3.74)	(0.01)	—	—	(0.01)	6.73	(35.69%)	178,903	1.30%	1.30%	0.01%	0.00%	120.01%

1999	6.85	0.03	3.63	3.66	(0.03)	—	—	(0.03)	10.48	53.56%	217,030	1.41%	1.42%	0.74%	0.74%	48.52%

1998	9.47	0.10	(2.64)	(2.54)	(0.08)	—	—	(0.08)	6.85	(26.83%)	106,570	1.46%	1.46%	1.42%	1.42%	29.82%

Diversified Research

2002	$10.66	$0.03	($2.61)	($2.58)	($0.02)	$—	$—	($0.02)	$8.06	(24.19%)	$213,197	0.95%	0.97%	0.32%	0.30%	35.32%

2001	10.99	0.02	(0.33)	(0.31)	(0.02)	—	—	(0.02)	10.66	(2.74%)	242,648	0.94%	0.96%	0.28%	0.26%	34.80%

01/03/2000 – 12/31/2000	10.00	0.03	0.99	1.02	(0.03)	—	—	(0.03)	10.99	10.21%	144,898	0.98%	0.99%	0.51%	0.50%	23.71%

Small-Cap Equity

2002	$17.40	$0.09	($4.19)	($4.10)	($0.08)	$—	$—	($0.08)	$13.22	(23.58%)	$396,527	0.70%	0.70%	0.54%	0.53%	36.56%

2001	21.19	0.12	(0.61)	(0.49)	(0.11)	(3.19)	—	(3.30)	17.40	(2.54%)	563,098	0.69%	0.70%	0.67%	0.67%	49.93%

2000	29.79	0.15	(6.51)	(6.36)	(0.15)	(2.09)	—	(2.24)	21.19	(22.41%)	582,644	0.69%	0.69%	0.62%	0.61%	45.54%

1999	22.92	0.05	9.75	9.80	(0.05)	(2.88)	—	(2.93)	29.79	47.52%	425,107	0.70%	0.70%	0.22%	0.22%	49.34%

1998	24.61	0.02	0.90	0.92	(0.02)	(2.59)	—	(2.61)	22.92	2.69%	267,958	0.70%	0.70%	0.11%	0.11%	48.48%

International Large-Cap

2002	$6.36	$0.07	($1.18)	($1.11)	($0.06)	$—	$—	($0.06)	$5.19	(17.63%)	$491,693	1.15%	1.15%	0.59%	0.59%	28.96%

2001	7.84	0.05	(1.48)	(1.43)	(0.05)	—	—	(0.05)	6.36	(18.29%)	504,787	1.14%	1.14%	0.44%	0.44%	25.64%

01/03/2000 – 12/31/2000	10.00	0.06	(2.21)	(2.15)	(0.01)	—	—	(0.01)	7.84	(21.51%)	362,768	1.17%	1.17%	0.41%	0.41%	21.25%

I-Net Tollkeeper

2002	$4.48	$0.08	($1.81)	($1.73)	$—	$—	$—	$—	$2.75	(38.62%)	$42,569	1.43%	1.44%	(1.32%)	(1.32%)	53.36%

2001	6.78	(0.08)	(2.22)	(2.30)	—	—	—	—	4.48	(33.89%)	74,294	1.57%	1.57%	(1.35%)	(1.35%)	46.78%

05/01/2000 – 12/31/2000	10.00	(0.04)	(3.18)	(3.22)	—	—	—	—	6.78	(32.17%)	115,554	1.60%	1.63%	(1.03%)	(1.06%)	47.56%

Financial Services

2002	$9.25	$0.04	($1.39)	($1.35)	($0.02)	$—	$—	($0.02)	$7.88	(14.59%)	$66,297	1.20%	1.25%	0.48%	0.44%	86.15%

01/02/2001 – 12/31/2001	10.00	0.02	(0.75)	(0.73)	(0.02)	—	—	(0.02)	9.25	(7.28%)	61,968	1.20%	1.34%	0.43%	0.29%	82.16%

See Notes to Financial Statements	See explanation of references on D-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data
For the Year or Period Ended December 31,	Net Asset Value, Begin-ning of Year	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year	Total Returns (1)	Net Assets, End of Year (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

Health Sciences

2002	$9.23	($0.02)	($2.13)	($2.15)	$—	$—	$—	$—	$7.08	(23.30%)	$76,952	1.16%	1.21%	(0.51%)	(0.55%)	139.61%

01/02/2001 – 12/31/2001	10.00	(0.02)	(0.75)	(0.77)	—	—	—	—	9.23	(7.69%)	86,911	1.20%	1.24%	(0.42%)	(0.46%)	94.37%

Technology

2002	$5.91	($0.01)	($2.73)	($2.74)	$—	$—	$—	$—	$3.17	(46.34%)	$41,249	1.20%	1.20%	(0.95%)	(0.95%)	106.38%

01/02/2001 – 12/31/2001	10.00	(0.02)	(4.07)	(4.09)	—	—	—	—	5.91	(40.94%)	52,160	1.20%	1.31%	(0.71%)	(0.82%)	69.22%

Telecommunications

2002	$5.32	$—	($2.50)	($2.50)	$—	$—	$—	$—	$2.82	(47.06%)	$15,440	1.21%	1.26%	(0.02%)	(0.07%)	154.53%

01/02/2001 – 12/31/2001	10.00	—	(4.67)	(4.67)	(0.01)	—	—	(0.01)	5.32	(46.72%)	16,399	1.21%	1.39%	0.08%	(0.10%)	77.40%

Multi-Strategy

2002	$14.82	$0.28	($2.20)	($1.92)	($0.28)	($0.14)	$—	($0.42)	$12.48	(13.06%)	$554,049	0.70%	0.70%	2.00%	1.99%	336.62%

2001	15.40	0.38	(0.56)	(0.18)	(0.37)	(0.03)	—	(0.40)	14.82	(1.15%)	760,507	0.69%	0.70%	2.55%	2.54%	220.34%

2000	16.98	0.44	(0.33)	0.11	(0.43)	(1.26)	—	(1.69)	15.40	0.75%	762,502	0.69%	0.70%	2.68%	2.67%	237.43%

1999	17.32	0.44	0.74	1.18	(0.43)	(1.09)	—	(1.52)	16.98	7.04%	739,506	0.70%	0.70%	2.57%	2.56%	196.97%

1998	16.18	0.46	2.34	2.80	(0.46)	(1.20)	—	(1.66)	17.32	18.17%	576,424	0.70%	0.71%	2.81%	2.81%	102.38%

Large-Cap Core (4)

2002	$20.98	$0.14	($6.10)	($5.96)	($0.13)	$—	$—	($0.13)	$14.89	(28.40%)	$744,629	0.69%	0.71%	0.73%	0.72%	71.88%

2001	23.46	0.16	(2.23)	(2.07)	(0.15)	(0.26)	—	(0.41)	20.98	(8.87%)	1,300,440	0.69%	0.71%	0.68%	0.66%	40.87%

2000	27.75	0.22	(1.98)	(1.76)	(0.22)	(2.31)	—	(2.53)	23.46	(6.71%)	1,940,766	0.69%	0.69%	0.85%	0.84%	45.41%

1999	26.89	0.24	3.20	3.44	(0.24)	(2.34)	—	(2.58)	27.75	13.26%	1,813,224	0.70%	0.70%	0.91%	0.91%	69.34%

1998	24.47	0.20	5.44	5.64	(0.20)	(3.02)	—	(3.22)	26.89	24.18%	1,262,143	0.69%	0.70%	0.84%	0.84%	80.78%

Strategic Value

2002	$8.77	$—	($1.94)	($1.94)	($0.01)	$—	$—	($0.01)	$6.82	(22.15%)	$75,103	1.05%	1.05%	0.02%	0.02%	51.01%

2001	9.76	0.03	(0.99)	(0.96)	(0.03)	—	—	(0.03)	8.77	(9.87%)	86,740	1.05%	1.05%	0.44%	0.43%	91.97%

10/02/2000 – 12/31/2000	10.00	0.03	(0.25)	(0.22)	(0.02)	—	—	(0.02)	9.76	(2.19%)	42,876	1.05%	1.44%	1.30%	0.91%	9.88%

Growth LT

2002	$18.59	($0.04)	($5.32)	($5.36)	($0.15)	$—	$—	($0.15)	$13.08	(28.97%)	$1,439,900	0.79%	0.87%	0.09%	0.01%	113.39%

2001	31.30	0.19	(8.71)	(8.52)	(0.26)	(3.93)	—	(4.19)	18.59	(29.55%)	2,280,990	0.79%	0.82%	0.31%	0.27%	90.93%

2000	47.67	0.33	(9.43)	(9.10)	(0.22)	(7.05)	—	(7.27)	31.30	(21.70%)	3,575,195	0.79%	0.80%	0.30%	0.30%	68.37%

1999	26.20	0.15	23.95	24.10	—	(2.63)	—	(2.63)	47.67	98.08%	3,655,851	0.79%	0.79%	(0.33%)	(0.33%)	111.56%

1998	17.31	(0.04)	9.86	9.82	(0.05)	(0.88)	—	(0.93)	26.20	58.29%	1,279,759	0.80%	0.80%	(0.08%)	(0.08%)	116.96%

See Notes to Financial Statements	See explanation of references on D-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data
For the Year or Period Ended December 31,	Net Asset Value, Beginning of Year	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year	Total Returns (1)	Net Assets, End of Year (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

Focused 30
2002	$7.12	($0.01)	($2.08)	($2.09)	($0.01)	$—	$—	($0.01)	$5.02	(29.41%)	$38,092	1.05%	1.05%	(0.26%)	(0.26%)	164.99%
2001	8.22	0.01	(1.11)	(1.10)	—	—	—	—	7.12	(13.35%)	58,095	1.05%	1.06%	0.17%	0.17%	213.23%
10/02/2000 – 12/31/2000	10.00	0.04	(1.78)	(1.74)	(0.04)	—	—	(0.04)	8.22	(17.39%)	48,949	1.05%	1.37%	2.15%	1.83%	23.51%

Mid-Cap Value
2002	$14.16	$0.06	($1.98)	($1.92)	($0.05)	($0.80)	$—	($0.85)	$11.39	(14.46%)	$718,932	0.90%	0.97%	0.48%	0.41%	115.94%
2001	12.90	0.10	1.60	1.70	(0.10)	(0.34)	—	(0.44)	14.16	13.30%	826,958	0.89%	1.00%	0.83%	0.72%	148.32%
2000	10.50	0.05	2.54	2.59	(0.05)	(0.14)	—	(0.19)	12.90	24.91%	406,528	0.88%	0.98%	0.57%	0.47%	136.97%
01/04/1999 – 12/31/1999	10.00	0.02	0.50	0.52	(0.02)	—	—	(0.02)	10.50	5.22%	107,434	0.97%	0.97%	0.44%	0.44%	84.14%

International Value
2002	$12.06	$0.19	($1.87)	($1.68)	($0.11)	$—	$—	($0.11)	$10.27	(13.91%)	$995,973	0.93%	0.93%	1.50%	1.50%	14.67%
2001	15.85	0.08	(3.50)	(3.42)	(0.14)	(0.22)	(0.01)	(0.37)	12.06	(21.87%)	1,131,999	0.93%	0.93%	1.06%	1.06%	91.89%
2000	18.49	0.09	(2.19)	(2.10)	(0.02)	(0.52)	—	(0.54)	15.85	(11.40%)	1,635,737	0.96%	0.96%	1.09%	1.09%	63.27%
1999	15.80	0.06	3.37	3.43	(0.12)	(0.62)	—	(0.74)	18.49	22.82%	1,683,446	1.01%	1.01%	1.12%	1.12%	55.56%
1998	16.21	0.11	0.90	1.01	(0.17)	(1.25)	—	(1.42)	15.80	5.60%	996,215	1.00%	1.00%	1.36%	1.36%	45.61%

Capital Opportunities
2002	$8.44	$0.02	($2.28)	($2.26)	($0.01)	$—	$—	($0.01)	$6.17	(26.78%)	$145,983	0.87%	0.93%	0.27%	0.21%	103.67%
01/02/2001 – 12/31/2001	10.00	0.01	(1.56)	(1.55)	(0.01)	—	—	(0.01)	8.44	(15.54%)	154,091	0.91%	0.94%	0.19%	0.16%	98.40%

Mid-Cap Growth
2002	$8.12	($0.01)	($3.81)	($3.82)	$—	$—	$—	$—	$4.30	(47.03%)	$92,318	1.00%	1.09%	(0.51%)	(0.60%)	157.58%
01/02/2001 – 12/31/2001	10.00	(0.01)	(1.87)	(1.88)	—	—	—	—	8.12	(18.81%)	99,383	1.00%	1.03%	(0.20%)	(0.23%)	95.48%

Global Growth
2002	$8.50	$0.01	($1.66)	($1.65)	$—	$—	$—	$—	$6.85	(19.48%)	$27,286	1.64%	1.74%	(0.06%)	(0.16%)	149.86%
01/02/2001 – 12/31/2001	10.00	(0.02)	(1.48)	(1.50)	—	—	—	—	8.50	(14.97%)	23,336	1.76%	2.15%	(0.23%)	(0.62%)	123.50%

Equity Index
2002	$29.54	$0.32	($6.56)	($6.24)	($0.32)	($2.07)	$—	($2.39)	$20.91	(22.34%)	$1,460,074	0.29%	0.29%	1.31%	1.31%	10.07%
2001	34.12	0.33	(4.46)	(4.13)	(0.33)	(0.12)	—	(0.45)	29.54	(12.15%)	2,009,221	0.29%	0.29%	1.06%	1.06%	4.58%
2000	38.41	0.35	(3.88)	(3.53)	(0.35)	(0.41)	—	(0.76)	34.12	(9.29%)	2,585,065	0.29%	0.29%	0.96%	0.96%	4.13%
1999	32.33	0.39	6.24	6.63	(0.39)	(0.16)	—	(0.55)	38.41	20.59%	2,423,611	0.20%	0.21%	1.14%	1.13%	4.16%
1998	25.71	0.38	6.83	7.21	(0.37)	(0.22)	—	(0.59)	32.33	28.45%	1,496,457	0.21%	0.21%	1.33%	1.33%	2.48%

See Notes to Financial Statements	See explanation of references on D-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data

For the Year or Period Ended December 31,	Net Asset Value, Beginning of Year	Net Invest-ment Income	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year	Total Returns (1)	Net Assets, End of Year (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

Small-Cap Index
2002	$10.30	$0.07	($2.24)	($2.17)	($0.07)	$—	$—	($0.07)	$8.06	(21.19%)	$301,367	0.56%	0.56%	0.91%	0.91%	49.51%
2001	11.13	0.10	0.08	0.18	(0.09)	(0.92)	—	(1.01)	10.30	1.74%	219,725	0.57%	0.57%	1.05%	1.05%	51.78%
2000	11.74	0.13	(0.55)	(0.42)	(0.13)	(0.06)	—	(0.19)	11.13	(3.61%)	182,355	0.60%	0.62%	1.18%	1.16%	67.45%
01/04/1999 – 12/31/1999	10.00	0.06	1.87	1.93	(0.06)	(0.13)	—	(0.19)	11.74	19.36%	115,052	0.75%	0.94%	0.99%	0.80%	52.06%

Real Estate (5)
2002	$12.80	$0.46	($0.47)	($0.01)	($0.35)	($0.36)	$—	($0.71)	$12.08	(0.32%)	$299,735	1.15%	1.15%	4.48%	4.48%	27.12%
2001	12.23	0.53	0.49	1.02	(0.40)	(0.05)	—	(0.45)	12.80	8.55%	236,302	1.15%	1.15%	4.78%	4.78%	30.13%
2000	9.59	0.46	2.65	3.11	(0.46)	(0.01)	—	(0.47)	12.23	32.77%	168,942	1.14%	1.14%	5.16%	5.16%	18.22%
01/04/1999 – 12/31/1999	10.00	0.39	(0.39)	—	(0.39)	(0.02)	—	(0.41)	9.59	(0.01%)	50,101	1.28%	1.28%	6.09%	6.09%	20.24%

Inflation Managed

2002	$10.73	$0.11	$1.52	$1.63	($0.12)	($0.18)	$—	($0.30)	$12.06	15.45%	$1,300,657	0.64%	0.64%	1.33%	1.33%	621.35%
2001	10.68	0.41	0.04	0.45	(0.40)	—	—	(0.40)	10.73	4.27%	620,494	0.66%	0.67%	3.73%	3.72%	873.05%
2000	10.10	0.58	0.58	1.16	(0.58)	—	—	(0.58)	10.68	11.85%	572,827	0.62%	0.65%	5.77%	5.74%	589.38%
1999	10.98	0.52	(0.74)	(0.22)	(0.52)	(0.14)	—	(0.66)	10.10	(1.95%)	428,174	0.66%	0.66%	5.19%	5.19%	370.28%
1998	10.78	0.54	0.42	0.96	(0.55)	(0.21)	—	(0.76)	10.98	9.24%	190,428	0.66%	0.66%	5.16%	5.16%	266.83%

Managed Bond

2002	$11.03	$0.54	$0.63	$1.17	($0.52)	($0.09)	$—	($0.61)	$11.59	10.93%	$2,629,300	0.65%	0.65%	4.52%	4.52%	379.20%
2001	10.82	0.55	0.23	0.78	(0.57)	—	—	(0.57)	11.03	7.33%	2,353,055	0.64%	0.65%	5.09%	5.09%	412.87%
2000	10.33	0.68	0.47	1.15	(0.66)	—	—	(0.66)	10.82	11.53%	1,613,748	0.64%	0.65%	6.42%	6.41%	406.54%
1999	11.38	0.59	(0.79)	(0.20)	(0.59)	(0.26)	—	(0.85)	10.33	(1.91%)	1,090,978	0.65%	0.66%	5.68%	5.67%	374.74%
1998	11.14	0.57	0.40	0.97	(0.58)	(0.15)	—	(0.73)	11.38	9.20%	765,989	0.66%	0.66%	5.40%	5.40%	230.99%

Money Market

2002	$10.09	$0.14	$—	$0.14	($0.14)	$—	$—	($0.14)	$10.09	1.41%	$1,749,545	0.36%	0.36%	1.40%	1.40%	N/A
2001	10.09	0.38	—	0.38	(0.38)	—	—	(0.38)	10.09	3.86%	1,604,902	0.36%	0.36%	3.70%	3.70%	N/A
2000	10.08	0.60	0.01	0.61	(0.60)	—	—	(0.60)	10.09	6.18%	1,256,358	0.38%	0.38%	6.01%	6.01%	N/A
1999	10.05	0.46	0.03	0.49	(0.46)	—	—	(0.46)	10.08	4.94%	1,057,072	0.39%	0.40%	4.87%	4.87%	N/A
1998	10.06	0.52	—	0.52	(0.53)	—	—	(0.53)	10.05	5.29%	479,121	0.42%	0.43%	5.17%	5.16%	N/A

High Yield Bond

2002	$7.07	$0.57	($0.78)	($0.21)	($0.58)	$—	$—	($0.58)	$6.28	(3.00%)	$524,202	0.65%	0.65%	8.70%	8.70%	94.99%
2001	7.70	0.73	(0.62)	0.11	(0.74)	—	—	(0.74)	7.07	1.35%	484,683	0.63%	0.64%	9.77%	9.76%	114.19%
2000	8.81	0.82	(1.13)	(0.31)	(0.80)	—	—	(0.80)	7.70	(3.72%)	424,967	0.64%	0.65%	10.04%	10.04%	70.45%
1999	9.34	0.78	(0.53)	0.25	(0.78)	—	—	(0.78)	8.81	2.90%	448,747	0.65%	0.66%	8.65%	8.65%	52.38%
1998	9.98	0.78	(0.55)	0.23	(0.78)	(0.09)	—	(0.87)	9.34	2.46%	389,385	0.65%	0.66%	8.18%	8.17%	75.27%

See Notes to Financial Statements	See explanation of references on D-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions					Ratios/Supplemental Data
For the Year or Period Ended December 31,	Net Asset Value, Begin-ning of Year	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year	Total Returns (1)	Net Assets, End of Year (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses to Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

Equity Income (6)

01/02/2002 – 12/31/2002	$10.00	$0.08	($1.43)	($1.35)	($0.08)	$—	$—	($0.08)	$8.57	(13.54%)	$112,192	1.05%	1.14%	1.45%	1.36%	42.76%

Research (6)

01/02/2002 – 12/31/2002	$10.00	$0.01	($2.13)	($2.12)	($0.01)	$—	($0.01)	($0.02)	$7.86	(21.18%)	$20,481	1.10%	1.31%	0.36%	0.16%	173.87%

Equity

2002	$19.21	$0.07	($5.16)	($5.09)	($0.06)	$—	$—	($0.06)	$14.06	(26.51%)	$392,490	0.72%	0.75%	0.38%	0.35%	96.16%

2001	26.12	0.01	(5.56)	(5.55)	(0.01)	(1.34)	(0.01)	(1.36)	19.21	(21.76%)	695,151	0.70%	0.70%	0.06%	0.06%	132.39%

2000	37.50	(0.01)	(8.94)	(8.95)	—	(2.43)	—	(2.43)	26.12	(25.17%)	1,044,011	0.69%	0.69%	(0.05%)	(0.05%)	62.74%

1999	29.27	0.03	10.56	10.59	(0.03)	(2.33)	—	(2.36)	37.50	38.54%	1,042,678	0.69%	0.69%	0.11%	0.11%	58.72%

1998	23.89	0.09	7.01	7.10	(0.09)	(1.63)	—	(1.72)	29.27	30.28%	502,629	0.71%	0.71%	0.35%	0.35%	130.51%

Aggressive Equity

2002	$9.17	$0.09	($2.39)	($2.30)	$—	$—	$—	$—	$6.87	(25.09%)	$235,473	0.86%	0.97%	0.09%	(0.03%)	122.32%

2001	11.08	(0.05)	(1.86)	(1.91)	—	—	—	—	9.17	(17.24%)	303,852	0.87%	0.91%	(0.40%)	(0.45%)	209.96%

2000	14.55	(0.02)	(2.98)	(3.00)	—	(0.47)	—	(0.47)	11.08	(21.06%)	447,461	0.84%	0.86%	(0.28%)	(0.30%)	171.29%

1999	12.66	(0.01)	3.27	3.26	—	(1.37)	—	(1.37)	14.55	27.35%	466,360	0.85%	0.85%	(0.12%)	(0.13%)	100.85%

1998	11.18	0.01	1.47	1.48	—	—	—	—	12.66	13.22%	218,712	0.89%	0.89%	0.01%	0.01%	184.42%

Large-Cap Value

2002	$11.73	$0.10	($2.79)	($2.69)	($0.09)	$—	$—	($0.09)	$8.95	(22.96%)	$1,003,328	0.89%	0.90%	1.13%	1.13%	41.03%

2001	12.60	0.09	(0.54)	(0.45)	(0.09)	(0.33)	—	(0.42)	11.73	(3.65%)	1,048,332	0.88%	0.90%	0.91%	0.89%	40.69%

2000	11.09	0.11	1.58	1.69	(0.10)	(0.08)	—	(0.18)	12.60	15.26%	371,754	0.90%	0.95%	1.06%	1.00%	80.70%

01/04/1999 – 12/31/1999	10.00	0.05	1.09	1.14	(0.05)	—	—	(0.05)	11.09	11.46%	169,531	0.97%	0.97%	0.86%	0.86%	55.23%

(1)	Total returns are not annualized for periods of less than one full year.
(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser's reimbursements, if any, as discussed in Note 6 to the Financial Statements. The ratios of net investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser's reimbursements, if any.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The Large-Cap Core Portfolio was formerly named Equity Income Portfolio.
(5)	The Real Estate Portfolio was formerly named REIT Portfolio.
(6)	Operations commenced on 01/02/2002.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, organized as a Massachusetts business trust and as of December 31, 2002 is comprised of thirty-three separate portfolios: the Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Large-Cap Core (formerly Equity Income), Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, Real Estate (formerly REIT), Inflation Managed,  Managed Bond, Money Market, High Yield Bond, Equity Income, Research, Equity, Aggressive Equity, and Large-Cap Value Portfolios. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are owned.

Shares of the Fund are offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company, and Pacific Select Exec Separate Account and Separate Account A of Pacific Life & Annuity Company, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”).

The portfolios commenced operations as follows: January 4, 1988 - Small-Cap Equity, Multi-Strategy, Large-Cap Core, International Value, Inflation Managed, Managed Bond, Money Market, High Yield Bond; January 30, 1991 - Equity Index; January 4, 1994 - Growth LT; April 1, 1996 - Emerging Markets, Aggressive Equity; January 4, 1999 - Mid-Cap Value, Small-Cap Index, Real Estate, Large-Cap Value; January 3, 2000 - Diversified Research, International Large-Cap; May 1, 2000 - I-Net Tollkeeper; October 2, 2000 - Strategic Value, Focused 30; January 2, 2001 - Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, Global Growth; January 2, 2002 - Equity Income, Research; August 31, 1983 - Equity as a series of the Pacific Corinthian Variable Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

A. Portfolio Valuation

Net asset value per share is calculated generally at or about 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market as reported by a pricing source approved by the Fund’s Board of Trustees. Securities traded on over-the-counter markets and listed securities for which no sales are reported are generally valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system, from established market makers, brokers, or dealers. Fixed income securities are generally valued at prices obtained from pricing services or brokers and dealers. Certain bonds are valued by a benchmarking process approved by the Fund’s Board. Securities for which market quotations are not readily available or are deemed to be unreliable or inaccurate, are valued at their fair value as determined in good faith pursuant to procedures established by the Fund’s Board. If events occur that materially affect net asset value (including non-U.S. securities) between the close of trading in those securities affected and the close of regular trading on the New York Stock Exchange, the securities may be valued at fair value under procedures approved by the Fund’s Board. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximate market value.

B. Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium are recorded on a daily basis using the effective yield method except for short-term securities and the Money Market Portfolio, which recognize discount and premium on a straight-line basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

C. Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the period. Purchases and sales of securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

D. Foreign Taxes on Dividends

Dividend income in the Statements of Operations for the year ended December 31, 2002 is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Blue Chip Portfolio - $19,803; Aggressive Growth Portfolio - $567; Emerging Markets Portfolio - $332,310; Diversified Research

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NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio - $34,770; Small-Cap Equity Portfolio - $4,851; International Large-Cap Portfolio - $924,779; Financial Services Portfolio - $966; Health Sciences Portfolio - $9,927; Technology Portfolio - $1,466; Telecommunications Portfolio - $5,965; Multi-Strategy Portfolio - $14,337; Large-Cap Core Portfolio - $33,918; Strategic Value Portfolio - $5,485; Growth LT Portfolio - $289,783; Focused 30 Portfolio - $8,862; International Value Portfolio - $3,197,557; Capital Opportunities Portfolio - $18,050; Mid-Cap Growth Portfolio - $242; Global Growth Portfolio - $31,724; Equity Index Portfolio - $74,030; Small-Cap Index Portfolio - $1,548; Real Estate Portfolio - $44,523; Equity Income Portfolio - $8,155; Research Portfolio - $1,634; Equity Portfolio - $1,990; Aggressive Equity Portfolio - ($3,270); Large-Cap Value Portfolio - $214,768.

E. Expense Allocation

General expenses of the Fund (including trustees, portfolio accounting, custodial asset-based fees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the portfolios in proportion to their relative average daily net assets. Expenses that relate exclusively to a particular portfolio (including advisory fees, custodial transaction-based fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular portfolio.

F. Organization Costs

Expenses incurred in connection with the Fund’s organization and establishment of the Equity Income and Research Portfolios and the offering of their shares, aggregated approximately $11,469 per portfolio. These costs were expensed as incurred.

G. Equalization

The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

H. Futures Contracts

Certain portfolios may use futures contracts to manage their exposure to the stock markets and to fluctuations in interest rates and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Options on Futures Contracts

The Inflation Managed and Managed Bond Portfolios write options on interest rate futures. When the Fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability that is “marked-to-market” based on the option’s quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of counterparty to perform.

J. Forward Foreign Currency Contracts

Certain portfolios may enter into forward foreign currency contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment in foreign securities. These contracts are “marked-to-market” daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

K. Swaps

Certain portfolios may enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are “marked-to-market” daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

L. Inflation-Indexed Bonds

Inflation-Indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

amount of an inflation-indexed bond will result in an adjustment of interest income, even though investors do not receive their principal until maturity.

M. Stripped Mortgage-Backed Securities

Stripped Mortgage-Backed Securities (SMBS) represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive the entire principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

N. When-Issued Securities and Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or delayed-delivery basis are identified as such in each applicable portfolio’s schedule of investments. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

O. Short Sales

Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

P. Repurchase Agreements

Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Q. Reverse Repurchase Agreements

Certain portfolios may enter into reverse repurchase agreements. Under the agreement, the portfolio sells securities for cash to another party, usually a bank or a broker-dealer, and agrees to repurchase them within a specified time at an agreed-upon price. A reverse repurchase agreement involves the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of the securities.

R. Investment Risk

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.	INVESTMENT ADVISORY, AGENCY, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fee rates based on an annual percentage of the average daily net assets of each portfolio and the fees are accrued daily by the Fund:

Blue Chip	0.95%	International Value	0.85%

Aggressive Growth	1.00%	Capital Opportunities	0.80%

Emerging Markets	1.10%	Mid-Cap Growth	0.90%

Diversified Research	0.90%	Global Growth	1.10%

Small-Cap Equity	0.65%	Equity Index	0.25%

International Large-Cap	1.05%	Small-Cap Index	0.50%

I-Net Tollkeeper (1)	1.25%	Real Estate (3)	1.10%

Financial Services	1.10%	Inflation Managed	0.60%

Health Sciences	1.10%	Managed Bond	0.60%

Technology	1.10%	Money Market	See (4)

Telecommunications	1.10%	High Yield Bond	0.60%

Multi-Strategy	0.65%	Equity Income	0.95%

Large-Cap Core (2)	0.65%	Research	1.00%

Strategic Value	0.95%	Equity	0.65%

Growth LT	0.75%	Aggressive Equity	0.80%

Focused 30	0.95%	Large-Cap Value	0.85%

Mid-Cap Value	0.85%

(1)	Prior to November 1, 2002, the advisory fee rate for the I-Net Tollkeeper Portfolio was 1.40%.
(2)	Formerly named Equity Income Portfolio.
(3)	Formerly named REIT Portfolio.
(4)	For Money Market Portfolio, an annual rate of 0.40% of the first $250 million of the average daily net assets, 0.35% of the next $250 million, and 0.30% of the excess of over $500 million.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to Fund Management Agreements, the Fund and Pacific Life engage portfolio managers under Pacific Life’s supervision for thirty-one of the thirty-three portfolios of the Fund. Pacific Life, as Investment Adviser to the Fund, pays the related management fees as compensation for advisory services provided to the Fund.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life provides support services to the Fund that is outside the scope of Pacific Life’s responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on state and Federal levels, providing legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimburses Pacific Life for these support services on a cost reimbursement basis.

Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares without direct remuneration from the Fund, except for the amount of recaptured commissions received from the Fund under the brokerage enhancement 12b-1 plan (Note 6) for promoting and marketing fund shares.

4. TRUSTEE DEFERRED COMPENSATION PLAN

Each independent trustee is eligible to participate in the Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain underlying Pacific Funds. Pacific Funds is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Pacific Life is the Investment Adviser to the Pacific Funds. The market value appreciation/ depreciation of the trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to market fluctuation.

5. DISTRIBUTIONS TO SHAREHOLDERS

The Fund currently declares and pays dividends on net investment income at least annually, except for the Inflation Managed, Managed Bond, Money Market, and High Yield Bond Portfolios, for which dividends are declared and paid monthly. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the related portfolios unless a shareholder elects to receive a dividend in cash.

Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies (PFICs), post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the year ended December 31, 2002 was as follows:

	Distribution Paid From

Portfolios	Ordinary Income	Long-term Capital Gain	Tax Basis Return of Capital

Blue Chip	$710,860	$—	$—
Emerging Markets	860,684	—	—
Diversified Research	623,119	—	—
Small-Cap Equity	2,513,787	—	—
International Large-Cap	4,572,457	—	—
Financial Services	181,595	—	—
Telecommunications	836	—	—
Multi-Strategy	13,193,957	7,396,690	—
Large-Cap Core	6,865,581	—	—
Strategic Value	89,037	—	—
Growth LT	17,804,259	—	—
Focused 30	78,675	—	—
Mid-Cap Value	49,274,951	6,152,290	—
International Value	10,425,482	—	—
Capital Opportunities	296,194	—	—
Equity Index	22,183,074	140,937,222	—
Small-Cap Index	2,329,454	—	—
Real Estate	10,750,292	6,150,719	—
Inflation Managed	22,918,621	—	—
Managed Bond	115,755,538	16,687,307	—
Money Market	24,279,752	—	—
High Yield Bond	42,080,737	—	—
Equity Income	1,004,242	—	—
Research	35,548	—	27,766
Equity	1,808,124	—	—
Large-Cap Value	10,627,452	—	—

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Portfolios	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-term Capital Gains

Blue Chip	($230,923,940)	$140,445	$—
Aggressive Growth	(22,353,727)	—	—
Emerging Markets	(91,206,866)	209,749	—
Diversified Research	(69,181,677)	113,308	—
Small-Cap Equity	(313,211,772)	482,777	—
International Large-Cap	(234,261,848)	6,347,701	—
I-Net Tollkeeper	(114,721,874)	—	—
Financial Services	(14,912,860)	147,780	—
Health Sciences	(20,877,972)	—	—
Technology	(38,389,391)	—	—

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolios	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-term Capital Gains

Telecommunications	($19,136,357)	$—	$—
Multi-Strategy	(143,584,974)	1,032,655	—
Large-Cap Core	(515,784,151)	835,807	—
Strategic Value	(34,054,635)	8,497	—
Growth LT	(1,856,030,222)	—	—
Focused 30	(33,797,621)	—	—
Mid-Cap Value	(89,171,676)	507,077	—
International Value	(408,666,575)	5,747,781	—
Capital Opportunities	(69,973,279)	97,374	—
Mid-Cap Growth	(72,750,480)	—	—
Global Growth	(9,222,403)	—	—
Equity Index	(448,023,548)	257,948	—
Small-Cap Index	(96,896,870)	256,135	—
Real Estate	(11,103,095)	6,537,385	3,030,228
Inflation Managed	30,265,461	91,482,016	1,879,593
Managed Bond	18,186,829	82,433,153	55,147,574
Money Market	—	48,018	—
High Yield Bond	(190,343,062)	254,997	—
Equity Income	(15,521,417)	—	—
Research	(3,807,806)	—	—
Equity	(497,452,312)	208,377	—
Aggressive Equity	(193,932,694)	236,819	—
Large-Cap Value	(323,321,154)	1,031,026	—

The components of the accumulated capital and other losses as of December 31, 2002 are summarized in Note 10.

6. EXPENSE REDUCTIONS

Pacific Life contractually waives its fees or otherwise reimburses the Fund for its operating expenses, exclusive of advisory fees, additional cost associated with foreign investing, interest, taxes, expenses of any counsel or other persons or services retained by the independent trustees who are not “interested persons,” and extraordinary expenses, in excess of 0.10% of average daily net assets, through December 31, 2003. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the 0.10% expense cap in future years. For each portfolio, Pacific Life’s right to repayment is limited to amounts waived and/or reimbursed that exceed the 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. For the year ended December 31, 2002, such operating expenses were below the 0.10% expense cap for all portfolios except the Telecommunications, Global Growth, Equity Income, and Research Portfolios.

The Fund has entered into an arrangement with its custodian, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian fees and expenses.

The Fund has a brokerage enhancement 12b-1 plan, under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured commissions” or “recaptured distribution expenses”). While a portfolio pays the cost of brokerage transactions when it buys or sells a portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The Fund discloses the amount of recaptured commissions as a distribution expense. The adviser expense reimbursement, recoupment of adviser’s reimbursement, custodian credits, and recaptured distribution expenses are presented in the accompanying Statements of Operations.

7. TRANSACTIONS WITH AFFILIATES

The Fund has incurred $117,266,090 of investment advisory fees and $621,256 of support services expenses to Pacific Life for the year ended December 31, 2002 (Note 3). As of December 31, 2002, $9,559,346 and $159,775 respectively, remained payable. For the year ended December 31, 2002, the Fund also incurred $3,068,638 of distribution expenses paid to Pacific Select Distributors, Inc. under the brokerage enhancement 12b-1 plan. There were no outstanding payables as of December 31, 2002.

Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

8. SECURITIES LENDING

The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund’s negotiated lenders’ fees. The Fund receives cash collateral, letters of credit, or U.S. Government Securities in an amount equal to 102% of the market value of loaned U.S. securities (105% for foreign securities) at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. Income generated from securities lending is presented in the accompanying Statements of Operations. The market value of securities loaned by the Fund and the collateral held for securities on loan as of December 31, 2002 are presented in the accompanying Statements of Assets and Liabilities.

9. COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement. The interest rate on the borrowing is the bank’s overnight Federal funding rate plus 0.50%. The Fund agrees to pay to the bank a commitment fee equal to 0.10% per annum on the daily-unused portion of the committed line amount up to a maximum of $75,000 annually. The commitment fees and interest incurred by the Fund are combined and presented in the accompanying Statements of Operations.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

10. FEDERAL INCOME TAX

The Fund declared and paid sufficient dividends on net investment income and capital gains distributions during 2002 to qualify as a regulated investment company and is not required to pay the Federal income tax under Regulation M of the Internal Revenue Code (“the Code”). The Fund intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the Fund.

Net capital loss carryovers and post-October capital losses, if any, as of December 31, 2002, are available to offset future realized capital gains and thereby reduce future capital gain distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The estimated net capital loss carryovers, the post-October capital and foreign currency losses deferred, the composition of unrealized appreciation and depreciation of investment securities, the accumulated capital and other losses and the aggregate cost of investments for Federal income tax purposes as of December 31, 2002, were as follows:

Portfolio	Net Capital Loss Carryover	Expiration	Post-October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Total Cost on Tax Basis

Blue Chip	($105,248,400)	2009-2010	($6,076,949)	$—	$6,968,090	($126,566,681)	($119,598,591)	($230,923,940)	$701,116,298

Aggressive Growth	(19,652,671)	2009-2010	(1,036,625)	—	1,963,041	(3,627,472)	(1,664,431)	(22,353,727)	46,995,016

Emerging Markets	(79,765,896)	2005-2010	(4,477,496)	(219,170)	3,612,226	(10,356,530)	(6,744,304)	(91,206,866)	149,111,127

Diversified Research	(13,226,420)	2008-2010	(5,708,995)	—	12,067,806	(62,314,068)	(50,246,262)	(69,181,677)	263,135,437

Small-Cap Equity	(124,563,589)	2009-2010	(29,844,549)	—	34,862,048	(193,665,682)	(158,803,634)	(313,211,772)	555,263,887

International Large-Cap	(93,833,150)	2008-2010	(15,022,380)	—	18,812,768	(144,219,086)	(125,406,318)	(234,261,848)	616,063,291

I-Net Tollkeeper	(84,207,053)	2008-2010	(852,276)	—	1,250,996	(30,913,541)	(29,662,545)	(114,721,874)	72,808,448

Financial Services	(7,549,237)	2009-2010	(1,198,213)	(47)	1,559,615	(7,724,978)	(6,165,363)	(14,912,860)	73,113,466

Health Sciences	(15,371,531)	2009-2010	(3,221,726)	(3,874)	3,639,360	(5,920,201)	(2,280,841)	(20,877,972)	79,908,069

Technology	(22,892,687)	2009-2010	(2,014,733)	—	594,124	(14,076,095)	(13,481,971)	(38,389,391)	54,518,355

Telecommunications	(16,829,943)	2009-2010	(461,727)	(1,377)	220,189	(2,063,499)	(1,843,310)	(19,136,357)	17,294,889

Multi-Strategy	(31,311,185)	2010	(87,955,437)	(83,360)	6,642,198	(30,877,190)	(24,234,992)	(143,584,974)	603,388,962

Large-Cap Core	(170,451,911)	2009-2010	(204,922,913)	—	8,816,650	(149,225,977)	(140,409,327)	(515,784,151)	863,335,954

Strategic Value	(22,554,288)	2008-2010	(151,437)	(1,719)	3,572,846	(14,920,037)	(11,347,191)	(34,054,635)	85,643,780

Growth LT	(1,597,693,724)	2009-2010	(28,099,168)	(186,268)	39,719,260	(269,770,322)	(230,051,062)	(1,856,030,222)	1,683,738,522

Focused 30	(31,307,503)	2008-2010	(793,829)	—	1,936,909	(3,633,198)	(1,696,289)	(33,797,621)	39,231,214

Mid-Cap Value	(47,806,775)	2010	(6,371,560)	—	28,705,136	(63,698,477)	(34,993,341)	(89,171,676)	758,461,253

International Value	(203,277,550)	2009-2010	(10,533,926)	(649,170)	24,915,125	(219,121,054)	(194,205,929)	(408,666,575)	1,191,768,748

Capital Opportunities	(52,651,998)	2009-2010	(1,596,550)	(246)	3,808,802	(19,533,287)	(15,724,485)	(69,973,279)	165,503,983

Mid-Cap Growth	(64,333,425)	2009-2010	(2,081,741)	—	3,564,921	(9,900,235)	(6,335,314)	(72,750,480)	100,242,913

Global Growth	(5,967,322)	2009-2010	(418,853)	—	759,195	(3,595,423)	(2,836,228)	(9,222,403)	30,397,151

Equity Index	(30,545,663)	2010	—	—	111,433,718	(528,911,603)	(417,477,885)	(448,023,548)	1,876,147,836

Small-Cap Index	(16,680,294)	2009-2010	—	—	12,739,745	(92,956,321)	(80,216,576)	(96,896,870)	378,370,909

Real Estate	—	—	(2,233,525)	—	16,628,884	(25,498,454)	(8,869,570)	(11,103,095)	305,888,821

Inflation Managed	—	—	(4,182,090)	(283,272)	147,055,906	(112,325,083)	34,730,823	30,265,461	2,459,220,566

Managed Bond	—	—	—	—	50,069,093	(31,882,264)	18,186,829	18,186,829	2,897,515,441

Money Market	—	—	—	—	—	—	—	—	1,751,858,137

High Yield Bond	(152,779,378)	2006-2010	(16,579,357)	—	13,958,738	(34,943,065)	(20,984,327)	(190,343,062)	530,295,935

Equity Income	(2,302,562)	2010	(951,526)	—	1,124,279	(13,391,608)	(12,267,329)	(15,521,417)	128,885,846

Research	(1,043,643)	2010	(489,028)	—	432,377	(2,707,512)	(2,275,135)	(3,807,806)	22,760,539

Equity	(368,468,969)	2009-2010	(15,353,157)	—	5,582,105	(119,212,291)	(113,630,186)	(497,452,312)	506,407,189

Aggressive Equity	(134,433,658)	2008-2010	(6,647,444)	—	6,333,186	(59,184,778)	(52,851,592)	(193,932,694)	288,878,288

Large-Cap Value	(72,255,077)	2009-2010	(38,495,475)	—	28,400,988	(240,971,590)	(212,570,602)	(323,321,154)	1,212,605,970

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHARES OF BENEFICIAL INTEREST

Transactions in Fund shares for the years ended December 31, 2002 and 2001 were as follows:

	Blue Chip Portfolio (1)		Aggressive Growth Portfolio (1)		Emerging Markets Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	65,257,054	—	11,158,860	—	26,570,622	26,572,280
Shares sold	37,478,236	66,996,816	7,932,796	13,562,299	24,299,483	23,022,311
Distributions reinvested	110,851	42,126	—	—	125,790	40,429
Shares redeemed	(6,008,889)	(1,781,888)	(11,817,982)	(2,403,439)	(25,904,509)	(23,064,398)

Ending Balances	96,837,252	65,257,054	7,273,674	11,158,860	25,091,386	26,570,622

	Diversified Research Portfolio		Small-Cap Equity Portfolio		International Large-Cap Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	22,759,316	13,187,015	32,355,054	27,493,348	79,387,610	46,261,440
Shares sold	10,160,641	14,594,496	11,725,645	17,339,032	151,102,173	104,308,279
Distributions reinvested	75,648	43,548	182,921	4,763,927	737,340	522,038
Shares redeemed	(6,540,271)	(5,065,743)	(14,270,052)	(17,241,253)	(136,496,134)	(71,704,147)

Ending Balances	26,455,334	22,759,316	29,993,568	32,355,054	94,730,989	79,387,610

	I-Net Tollkeeper Portfolio		Financial Services Portfolio (1)		Health Sciences Portfolio (1)
	2002	2001	2002	2001	2002	2001

Beginning Balances	16,566,958	17,036,792	6,700,460	—	9,415,503	—
Shares sold	10,316,021	7,169,491	5,648,024	7,895,388	5,616,112	12,452,382
Distributions reinvested	—	—	22,981	16,654	—	—
Shares redeemed	(11,418,920)	(7,639,325)	(3,955,815)	(1,211,582)	(4,161,986)	(3,036,879)

Ending Balances	15,464,059	16,566,958	8,415,650	6,700,460	10,869,629	9,415,503

	Technology Portfolio (1)		Telecommunications Portfolio (1)		Multi-Strategy Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	8,831,195	—	3,080,767	—	51,332,228	49,526,752
Shares sold	8,027,490	11,069,141	4,318,323	4,556,040	3,832,359	8,546,325
Distributions reinvested	—	—	240	2,827	1,555,203	1,353,034
Shares redeemed	(3,842,908)	(2,237,946)	(1,919,965)	(1,478,100)	(12,315,239)	(8,093,883)

Ending Balances	13,015,777	8,831,195	5,479,365	3,080,767	44,404,551	51,332,228

	Large-Cap Core Portfolio (2)		Strategic Value Portfolio		Growth LT Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	61,989,421	82,740,147	9,890,361	4,390,891	122,707,395	114,213,571
Shares sold	3,552,846	7,102,056	6,934,568	7,850,827	11,948,317	18,017,122
Distributions reinvested	436,916	1,213,361	10,056	30,465	1,136,178	20,115,958
Shares redeemed	(15,982,239)	(29,066,143)	(5,825,487)	(2,381,822)	(25,707,568)	(29,639,256)

Ending Balances	49,996,944	61,989,421	11,009,498	9,890,361	110,084,322	122,707,395

	Focused 30 Portfolio		Mid-Cap Value Portfolio		International Value Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	8,161,649	5,953,728	58,380,911	31,502,747	93,853,490	103,170,273
Shares sold	2,009,397	4,469,580	21,198,833	36,780,485	163,691,074	156,376,075
Distributions reinvested	12,280	5,155	4,119,289	1,521,691	1,022,389	2,536,360
Shares redeemed	(2,591,639)	(2,266,814)	(20,574,568)	(11,424,012)	(161,606,128)	(168,229,218)

Ending Balances	7,591,687	8,161,649	63,124,465	58,380,911	96,960,825	93,853,490

	Capital Opportunities Portfolio (1)		Mid-Cap Growth Portfolio (1)		Global Growth Portfolio (1)
	2002	2001	2002	2001	2002	2001

Beginning Balances	18,264,164	—	12,240,331	—	2,744,771	—
Shares sold	8,675,036	19,774,795	13,072,149	14,934,803	6,342,942	3,829,921
Distributions reinvested	48,161	20,616	—	—	—	—
Shares redeemed	(3,309,286)	(1,531,247)	(3,847,533)	(2,694,472)	(5,102,152)	(1,085,150)

Ending Balances	23,678,075	18,264,164	21,464,947	12,240,331	3,985,561	2,744,771

	Equity Index Portfolio		Small-Cap Index Portfolio		Real Estate Portfolio (3)
	2002	2001	2002	2001	2002	2001

Beginning Balances	68,008,727	75,763,980	21,334,945	16,388,483	18,465,757	13,809,524
Shares sold	12,257,429	12,947,874	27,468,732	13,708,546	12,375,135	9,625,246
Distributions reinvested	6,549,110	1,004,221	283,020	1,463,382	1,312,299	617,084
Shares redeemed	(16,975,566)	(21,707,348)	(11,690,661)	(10,225,466)	(7,347,390)	(5,586,097)

Ending Balances	69,839,700	68,008,727	37,396,036	21,334,945	24,805,801	18,465,757

(1)	Operations commenced on January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios.
(2)	The Large-Cap Core Portfolio was formerly named Equity Income Portfolio.
(3)	The Real Estate Portfolio was formerly named REIT Portfolio.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Inflation Managed Portfolio		Managed Bond Portfolio		Money Market Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	57,826,741	53,645,799	213,354,961	149,175,286	159,073,367	124,517,027
Shares sold	63,120,819	31,808,239	44,331,187	79,745,182	326,209,053	422,919,254
Distributions reinvested	2,052,697	1,989,830	11,788,941	9,365,083	2,406,599	5,444,968
Shares redeemed	(15,185,502)	(29,617,127)	(42,627,553)	(24,930,590)	(314,271,826)	(393,807,882)

Ending Balances	107,814,755	57,826,741	226,847,536	213,354,961	173,417,193	159,073,367

	High Yield Bond Portfolio		Equity Income Portfolio (1)		Research Portfolio (1)
	2002	2001	2002	2001	2002	2001

Beginning Balances	68,582,506	55,199,774	—	—	—	—
Shares sold	53,335,249	43,203,198	17,354,191	—	2,937,042	—
Distributions reinvested	6,378,511	6,186,465	117,480	—	8,094	—
Shares redeemed	(44,871,896)	(36,006,931)	(4,380,295)	—	(338,602)	—

Ending Balances	83,424,370	68,582,506	13,091,376	—	2,606,534	—

	Equity Portfolio		Aggressive Equity Portfolio		Large-Cap Value Portfolio
	2002	2001	2002	2001	2002	2001

Beginning Balances	36,181,196	39,968,081	33,124,899	40,373,757	89,335,743	29,514,280
Shares sold	3,111,873	8,241,908	14,876,167	15,898,332	34,143,624	63,645,044
Distributions reinvested	128,554	2,322,190	—	—	1,158,501	2,407,549
Shares redeemed	(11,496,877)	(14,350,983)	(13,731,235)	(23,147,190)	(12,479,953)	(6,231,130)

Ending Balances	27,924,746	36,181,196	34,269,831	33,124,899	112,157,915	89,335,743

(1) Operations commenced on January 2, 2002 for Equity Income and Research Portfolios.

12. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 2002 are summarized in the following tables:

	U.S. Government Securities		Other Securities
Portfolios	Purchases	Sales	Purchases	Sales

Blue Chip	$—	$—	$402,932,748	$186,057,271
Aggressive Growth	—	—	71,795,396	98,544,037
Emerging Markets	—	—	220,559,699	247,637,563
Diversified Research	—	—	120,705,953	73,380,836
Small-Cap Equity	—	—	191,708,294	167,518,296
International Large-Cap	—	—	210,757,614	132,924,838
I-Net Tollkeeper	—	—	25,896,938	28,998,626
Financial Services	—	—	75,785,259	56,446,660
Health Sciences	—	—	127,128,668	111,515,965
Technology	—	—	56,635,041	40,865,503
Telecommunications	—	—	26,630,569	17,545,115
Multi-Strategy	1,753,084,607	1,752,204,097	431,309,310	533,359,125
Large-Cap Core	—	4,000,000	701,710,321	884,760,225
Strategic Value	—	—	64,339,620	40,823,962
Growth LT	—	—	1,803,016,975	1,824,050,587
Focused 30	—	—	70,764,739	68,354,876
Mid-Cap Value	—	—	940,161,153	900,293,892
International Value	—	—	150,900,979	199,797,977
Capital Opportunities	—	—	192,516,738	140,637,279
Mid-Cap Growth	—	—	196,706,674	136,382,827
Global Growth	—	—	51,282,834	40,856,779
Equity Index	—	—	169,171,694	180,303,106
Small-Cap Index	—	—	284,025,470	125,381,186
Real Estate	—	—	171,406,859	79,061,461
Inflation Managed	6,689,308,845	6,356,892,565	35,764,629	20,161,008
Managed Bond	7,376,182,579	6,935,704,638	2,057,225,590	2,120,030,746
High Yield Bond	32,796,094	38,385,950	524,858,034	427,804,699
Equity Income	7,004,259	2,190,920	151,454,870	27,626,240
Research	—	—	52,897,566	28,669,470
Equity	—	—	513,010,458	640,145,474
Aggressive Equity	—	—	353,893,812	331,558,257
Large-Cap Value	—	—	642,292,939	393,902,616

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Select Fund (the “Fund”) (comprised of the Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Large-Cap Core (formerly Equity Income), Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, Real Estate (formerly REIT), Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity Income, Research, Equity, Aggressive Equity, and Large-Cap Value Portfolios) as  of December 31, 2002 and the related statements of operations for the year then ended, (as to the Equity Income and Research Portfolios, for the period from commencement of operations through December 31, 2002), and the statements of changes in net assets for each of the two years in the period then ended (as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios, for the year ended December 31, 2002, and for the period from commencement of operations through December 31, 2001, and as to the Equity Income and Research Portfolios, for the period from commencement of operations through December 31, 2002), and the financial highlights for each of the five years in the period then ended (as to the Blue Chip, Aggressive Growth, Diversified Research, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Strategic Value, Focused 30, Mid-Cap Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Small-Cap Index, Real Estate, Equity Income, Research, and Large-Cap Value Portfolios, for each of the periods from commencement of operations through December 31, 2002). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Pacific Select Fund as of December 31, 2002, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 7, 2003

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees”. The Fund’s Statement of Additional Information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling the following toll-free numbers:

Pacific Life’s Annuity Contract Owners: 1-800-722-2333

Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

The address of each Independent Trustee, Interested Trustees and officers, is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (1)

INDEPENDENT TRUSTEES

Lucie H. Moore Age 46	Trustee since 10/1/98	Former Partner with Gibson, Dunn & Crutcher (Law).	48

Richard L. Nelson Age 72	Trustee since 7/21/87	Business Consultant; retired Partner with Ernst & Young LLP (Accounting); Former Director of Wynn’s International, Inc. (Industrial). Trustee Emeritus PIMCO Funds: Multi- Manager Series.	93

Lyman W. Porter Age 72	Trustee since 7/21/87	Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Former Member of the Academic Advisory Board of Czechoslovak Management Center and of the Board of Trustees of the American University of Armenia. Trustee Emeritus PIMCO Funds: Multi-Manager Series.	93

Alan Richards Age 72	Trustee since 7/21/87	Retired Chairman of E.F. Hutton Insurance Group; Former Director of E.F. Hutton and Company, Inc. (Financial); Chairman of IBIS Capital, LLC (Financial); Former Director of Western National Corporation (Insurance Holding Company). Trustee Emeritus PIMCO Funds: Multi-Manager Series; Chairman of the Board and Director, NETirement.com, Inc. (on-line retirement calculators).	93

INTERESTED TRUSTEES & OFFICERS

Thomas C. Sutton (2) Age 60	Chairman of the Board and Trustee since 7/21/87	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Director of Newhall Land & Farming; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Management Board Member of PIMCO Advisors L.P.; Former Equity Board Member of PIMCO Advisors L.P.	48

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (1)

INTERESTED TRUSTEES & OFFICERS (Continued)

Glenn S. Schafer Age 53	President since 2/25/99	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; Former Management Board Member of PIMCO Advisors L.P.; Former Equity Board Member of PIMCO Advisors L.P.	15

Brian D. Klemens Age 46	Vice President and Treasurer since 4/29/96

Vice President and Treasurer (12/98 to present); Assistant

Vice President and Assistant Controller (4/94 to 12/98)

of Pacific Life, Pacific Mutual Holding Company, Pacific

LifeCorp and similar positions with other subsidiaries and

affiliates of Pacific Life.

N/A

Diane N. Ledger Age 63	Vice President and Assistant Secretary since 7/21/87	Vice President, Variable Regulatory Compliance, Pacific Life.	N/A

Sharon A. Cheever Age 47	Vice President and General Counsel since 5/20/92	Vice President and Investment Counsel of Pacific Life.	N/A

Audrey L. Milfs Age 57	Secretary since 7/21/87	Vice President, Director and Corporate Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries of Pacific Life.	N/A

(1)	In addition to the Pacific Select Fund (33 Portfolios), each trustee also serves as a trustee of Pacific Funds (15 Funds) and Messrs. Nelson, Porter, and Richards formerly served as trustees of the PIMCO Funds: Multi-Manager Series (45 Funds) and for which they currently provide advisory and consulting services (collectively “Fund Complex”).

(2)	Mr. Sutton is an interested person of the Fund (as that term is defined in the Investment Company Act) because of his position with Pacific Life as shown above.

Annual Report

as of December 31, 2002

•	Pacific Select Fund

Accountants

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626

Counsel

Dechert

1775 Eye Street, N.W.

Washington, D.C. 20006-2401

Pacific Select Fund

700 Newport Center Drive

P.O. Box 7500

Newport Beach, California 92658-7500

ADDRESS SERVICE REQUESTED

Form No.     15-20951-05

1331-3A

85-23211-02

N353-3A

Item 2.	Code of Ethics—not applicable

Item 3.	Audit Committee Financial Expert—not applicable

Items 4-8.	(Reserved)

Item 9.	Controls and Procedures—not applicable

Item 10.	Exhibits

(a) Not applicable
(b) Exhibit 99.CERT—Certification required by Item 10(b) of Form N-CSR—filed herewith

Exhibit 99.1350 CERT—Certification required by Section 906 of the Sarbanes-Oxley Act—filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ GLENN S. SCHAFER
Glenn S. Schafer President Date: March 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS C. SUTTON
Thomas C. Sutton Chairman of the Board of Trustees Date: March 3, 2003

By:	/s/ GLENN S. SCHAFER
Glenn S. Schafer President Date: March 3, 2003

By:	/s/ BRIAN D. KLEMENS
Brian D. Klemens Treasurer (Principal Financial and Accounting Officer) Date: March 3, 2003